As filed with the Securities and Exchange Commission on June 11, 2021
Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Valaris Limited*
(Exact name of registrant as specified in its charter)

1381
(Primary Standard Industrial
Classification Code Number)
Bermuda (State or other jurisdiction of incorporation or organization)		98-1589854 (I.R.S. Employer Identification Number)
Clarendon House, 2 Church Street Hamilton, Bermuda, HM 11 44(0) 20 7659 4660
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Jonathan H. Baksht
Executive Vice President and Chief Financial Officer
Clarendon House, 2 Church Street
Hamilton, Bermuda, HM 11
(713) 789-1400
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Julian J. Seiguer
Michael W. Rigdon
Kirkland & Ellis LLP
609 Main Street, Suite 4700
Houston, Texas 77002
(713) 836-3600

Approximate date of commencement of proposed sale to the public: From time to time after this registration statement becomes effective.
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box: ☑
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer ☐	Accelerated filer ☒
Non-accelerated filer ☐	Smaller reporting company ☒
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐
CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Aggregate Offering Price per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares, par value $0.01 per share(1)	16,991,293(2)	$27.08(3)	$460,124,214.44(3)	$50,199.55
Senior Secured First Lien Notes due 2028	$560,758,443.00(4)	100%	$560,758,443.00	$61,178.75
Guarantees of Senior Secured First Lien Notes due 2028	—	—	—	—(5)
Total				$111,378.30

(1)
Pursuant to Rule 416 under the Securities Act of 1933, as amended, the common shares being registered hereunder include an indeterminate number of common shares that may be issued in connection with the anti-dilution provisions or shares splits, share dividends, recapitalizations or similar events.

(2)
Represents an aggregate of 16,991,293 Common Shares (as defined below) issued pursuant to the Plan (as defined below), and hereby registered for resale by the selling securityholders.

(3)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act and based on the average of the high and low prices per share of common shares on June 8, 2021 as quoted on the New York Stock Exchange.

(4)
Represents the sum of (i) $248,024,000 aggregate principal amount of Notes (as defined below), the initial aggregate principal amount of the Notes issued pursuant to the Plan (as defined herein), and (ii) an additional $312,734,443 aggregate principal amount of Notes that may be issued if interest on the Notes is paid-in-kind through maturity, in each case hereby registered for resale by the selling securityholders.

(5)
Pursuant to Rule 457(n) under the Securities Act, no separate fee is payable with respect to the guarantees of the Notes being registered.

TABLE OF ADDITIONAL REGISTRANTS
Exact Name of Additional Registrants	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Alpha Achiever Company	Cayman Islands	98-0697800
Alpha Admiral Company	Cayman Islands	98-1078685
Alpha Archer Company	Cayman Islands	98-1116938
Alpha Aurora Company	Cayman Islands	98-0609312
Alpha Offshore Drilling Services Company	Cayman Islands	98-0206235
Alpha Orca Company	Cayman Islands	98-0697605
Atlantic Maritime Services LLC	Delaware (USA)	74-1660668
Atwood Australian Waters Drilling Pty Limited	Australia	98-0667953
Atwood Deep Seas, Ltd.	Texas (USA)	76-0492879
Atwood Oceanics Australia Pty Limited	Australia	98-0406992
Atwood Oceanics LLC	Texas (USA)	74-1611874
Atwood Oceanics Management, LLC	Delaware (USA)	42-1551864
Atwood Oceanics Pacific Limited	Cayman Islands	98-0662881
Atwood Offshore Drilling Limited	Hong Kong	98-0505288
Atwood Offshore Worldwide Limited	Cayman Islands	98-0697618
ENSCO (Barbados) Limited	Cayman Islands	83-0445907
Ensco (Myanmar) Limited	Myanmar	98-1187784
ENSCO Arabia Co. Ltd.	Saudi Arabia	—
ENSCO Asia Company LLC	Texas (USA)	75-1460971
ENSCO Asia Pacific Pte. Limited	Singapore	26-0068995
Ensco Associates Company	Cayman Islands	—
ENSCO Australia Pty. Limited	Australia	98-0377537
ENSCO Capital Limited	Cayman Islands / United Kingdom	98-0665084
ENSCO Corporate Resources LLC	Delaware (USA)	27-1504174
Ensco Deepwater Drilling Limited	England and Wales (UK)	98-1111430
ENSCO Deepwater USA II LLC	Delaware (USA)	27-0680769
ENSCO Development Limited	Cayman Islands	98-0681992
Ensco do Brasil Petróleo e Gás Ltda.	Brazil	52-2345836
Ensco Drilling I Ltd.	Cayman Islands	98-1409751
ENSCO Drilling Mexico LLC	Delaware (USA)	26-0546938
Ensco Endeavors Limited	Cayman Islands / United Kingdom	98-0702631
ENSCO Global GmbH	Switzerland	98-0644486
Ensco Global II Ltd.	Cayman Islands	98-1320722
ENSCO Global Investments LP	England and Wales (UK)	98-0659772
Ensco Global IV Ltd	British Virgin Islands	52-2345837
ENSCO Global Limited	Cayman Islands / United Kingdom	98-0637827
ENSCO Global Resources Limited	England and Wales (UK)	98-0644763
Ensco Holdco Limited	England and Wales (UK)	98-0633043
ENSCO Holding Company	Delaware (USA)	75-2246991
Ensco Holdings I Ltd.	Cayman Islands	98-1389722
Ensco Incorporated	Texas (USA)	76-0285260
Ensco Intercontinental GmbH	Switzerland	98-0704367
ENSCO International Incorporated	Delaware (USA)	76-0232579
Ensco International Ltd.	British Virgin Islands / United Kingdom	76-0356128
ENSCO Investments LLC	Nevada (USA) / United Kingdom	98-0644509
Ensco Jersey Finance Limited	Jersey / United Kingdom	98-1338299
ENSCO Limited	Cayman Islands	98-0369086
Ensco Management Corp	British Virgin Islands	52-2346020
ENSCO Maritime Limited	Bermuda	98-0393929
Ensco Mexico Services S.de R.L.	Mexico	98-1464039
Ensco Ocean 2 Company	Cayman Islands	—
ENSCO Oceanics Company LLC	Delaware (USA)	74-2080353
ENSCO Oceanics International Company	Cayman Islands	98-0369079
ENSCO Offshore LLC	Delaware (USA)	75-2349491
ENSCO Offshore International Company	Cayman Islands	98-0507424
ENSCO Offshore International Holdings Limited	Cayman Islands / United Kingdom	98-0655357
ENSCO Offshore International Inc.	Marshall Islands	98-0383744
Ensco Offshore International LLC	Delaware (USA)	—
Ensco Offshore Petróleo e Gás Ltda.	Brazil	98-0634349
ENSCO Offshore U.K. Limited	England and Wales (UK)	98-0369084
ENSCO Overseas Limited	Cayman Islands	98-0659769
ENSCO Services Limited	England and Wales (UK)	98-0394243

Exact Name of Additional Registrants	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Ensco Transcontinental II LP	England and Wales (UK)	98-1062854
Ensco Transnational I Limited	Cayman Islands	98-1012691
Ensco Transnational III Limited	Cayman Islands	—
ENSCO U.K. Limited	England and Wales (UK)	98-0393928
Ensco UK Drilling Limited	England and Wales (UK)	4417421838
ENSCO United Incorporated	Delaware (USA)	45-0819564
Ensco Universal Holdings I Ltd.	Cayman Islands / United Kingdom	98-1305972
Ensco Universal Holdings II Ltd.	Cayman Islands / United Kingdom	98-1306192
ENSCO Universal Limited	England and Wales (UK)	98-0646354
Ensco Vistas Limited	Cayman Islands	98-1012692
Ensco Worldwide GmbH	Switzerland	98-0644481
EnscoRowan Ghana Drilling Limited	Ghana	C0028653696
Great White Shark Limited	Gibraltar	98-1146294
Green Turtle Limited	Gibraltar	98-1146297
International Technical Services LLC	Delaware (USA)	26-0811622
Manatee Limited	Malta	98-1247999
Manta Ray Limited	Malta	98-1292056
Marine Blue Limited	Gibraltar	98-1345823
Offshore Drilling Services LLC	Delaware (USA)	83-1345584.
Pacific Offshore Labor Company	Cayman Islands	98-0636666
Petroleum International Pte. Ltd.	Singapore	72-1552787
Pride Global II Ltd	British Virgin Islands	30-0349437
Pride International LLC	Delaware (USA)	76-0069030
Pride International Management Co. LP	Texas (USA)	76-0555708
Ralph Coffman Limited	Gibraltar	98-1146288
Ralph Coffman Luxembourg S.à r.l.	Luxembourg	98-1142600
RCI International, Inc.	Cayman Islands	98-1022856
RD International Services Pte. Ltd.	Singapore	98-1093939
RDC Arabia Drilling, Inc.	Cayman Islands	76-0152727
RDC Holdings Luxembourg S.à r.l.	Luxembourg	98-1039699
RDC Malta Limited	Malta	98-1042279
RDC Offshore Luxembourg S.à r.l.	Luxembourg	98-1014303
RDC Offshore Malta Limited	Malta	98-1042283
RoCal Cayman Limited	Cayman Islands	98-1022865
Rowan Companies Limited	England and Wales (UK)	98-1023315
Rowan Companies, LLC	Delaware (USA)	75-0759420
Rowan Drilling (Gibraltar) Limited	Gibraltar	98-0664560
Rowan Drilling (Trinidad) Limited	Cayman Islands	98-0579545
Rowan Drilling (U.K.) Limited	Scotland (UK)	74-1916586
Rowan Drilling S. de R.L. de C.V.	Mexico	RDR180928UB5
Rowan Drilling Services Limited	Gibraltar	98-0686267
Rowan International Rig Holdings S.à r.l.	Luxembourg	98-1339962
Rowan Marine Services LLC	Texas (USA)	76-0373171
Rowan N-Class (Gibraltar) Limited	Gibraltar	98-1042236
Rowan No. 1 Limited	England and Wales (UK)	98-1054191
Rowan No. 2 Limited	England and Wales (UK)	98-1054196
Rowan Norway Limited	Gibraltar	80-0647857
Rowan Offshore (Gibraltar) Limited	Gibraltar	98-1042256
Rowan Offshore Luxembourg S.à r.l.	Luxembourg	98-1014307
Rowan Rigs S.à r.l.	Luxembourg	98-1391082
Rowan S. de R.L. de C.V.	Mexico	ROW0904157T4
Rowan Services LLC	Delaware (USA)	27-1054617
Rowan US Holdings (Gibraltar) Limited	Gibraltar	98-1042281
Rowandrill, LLC	Texas (USA)	74-1724642
Valaris Holdco 1 Limited	Bermuda	98-1589863
Valaris Holdco 2 Limited	Bermuda	98-1589869

*
Each additional registrant is a wholly-owned direct or indirect subsidiary of Valaris Limited. The address, including zip code, and telephone number, including area code, of each additional registrant’s principal executive offices is Clarendon House, 2 Church Street, Hamilton, Bermuda, HM 11, telephone (713) 789-1400. The primary standard industrial classification code number of each of the additional registrants is 1381. The name, address, including zip code, and telephone number, including area code, of the agent for service for each of the additional registrants is Jonathan H. Baksht, Valaris Limited, Clarendon House, 2 Church Street, Hamilton, Bermuda, HM 11, telephone (713) 789-1400.

Each Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until such Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The selling securityholders may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and it is not soliciting an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.
Subject to Completion, dated June 11, 2021
PROSPECTUS
Valaris Limited
16,991,293 Common Shares
$560,758,443 Senior Secured First Lien Notes due 2028
This prospectus relates to the resale, from time to time, of (i) 16,991,293 of our common shares, $0.01 par value per share (the “Common Shares”) and (ii) $560,758,443 Senior Secured First Lien Notes due 2028 (the “Notes”), in each case by the selling securityholders named in this prospectus or in a supplement hereto.
We are registering the offer and sale of the Common Shares and Notes to satisfy registration rights we have granted to the selling securityholders pursuant to the equity registration rights agreement, dated as of April 30, 2021 (the “Equity Registration Rights Agreement”) and the notes registration rights agreement dated as of April 30, 2021 (the “Notes Registration Rights Agreement” and, together with the Equity Registration Rights Agreement, the “Registration Rights Agreements”). We have agreed to bear all of the expenses incurred in connection with the registration of the Common Shares and Notes covered by this prospectus. The selling securityholders will pay or assume brokerage commissions and similar charges, if any, incurred in the sale of Common Shares and Notes.
We are not selling any Common Shares or Notes under this prospectus and will not receive any proceeds from the sale of Common Shares or Notes by the selling securityholders. The Common Shares and Notes to which this prospectus relates may be offered and sold from time to time directly by the selling securityholders or alternatively through underwriters, broker dealers or agents. The selling securityholders will determine at what price they may sell the Common Shares and Notes offered by this prospectus, and such sales may be made at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. For additional information on the methods of sale that may be used by the selling securityholders, see the section entitled “Plan of Distribution.”
We may amend or supplement this prospectus from time to time by filing amendments or supplements as required. You should carefully read this prospectus and any prospectus supplement or amendment before you invest. You also should read the documents we have referred you to in the “Where You Can Find More Information” section of this prospectus for information about us and our financial statements.
Our Common Shares and Warrants (as defined herein) are quoted on the New York Stock Exchange (“NYSE”) under the symbol VAL and VAL WS, respectively. On June 10, 2021, the last reported sale price of Common Shares and Warrants on NYSE was $28.18 per share and $2.31 per Warrant. The Notes are not listed on any national securities exchange, there is currently no established public trading market for the Notes, and there can be no assurance that a public trading market will develop.
We are a “smaller reporting company” as defined under the federal securities laws, and as such have elected to comply with certain reduced public company disclosure requirements.
Investing in our Common Shares and Notes involves a high degree of risk. Before buying any Common Shares or Notes, you should carefully read the discussion of material risks of investing in our Common Shares and Notes in “Risk Factors” beginning on page 6 hereof and the “Risk Factors” section in Valaris plc’s Annual Report on Form 10-K for the year ended December 31, 2020 and our other filings with the Securities and Exchange Commission (the “Commission”) that are incorporated into this prospectus.
Neither the Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosures in the prospectus. Any representation to the contrary is a criminal offense.
Prospectus dated                 , 2021

EXPLANATORY NOTE
On August 19, 2020, Valaris plc (“Legacy Valaris”), a public limited company incorporated under the laws of England and Wales, and certain of its wholly owned direct and indirect subsidiaries (collectively, the “Debtors”), commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases were jointly administered under the caption In re Valaris plc, et al. On February 5, 2021, the Debtors filed with the Bankruptcy Court the Debtors’ Fourth Amended Joint Chapter 11 Plan of Reorganization pursuant to Chapter 11 of the Bankruptcy Code (as amended, modified or supplemented from time to time, the “Plan”), and on March 3, 2021, the Bankruptcy Court entered an order confirming the Plan (the “Confirmation Order”).
In connection with the Chapter 11 Cases and the Plan, on and prior to the Effective Date (as defined below), the Company effectuated certain restructuring transactions, pursuant to which Valaris Limited, a Bermuda exempted company (“Valaris” and, together with the Debtors and non-Debtor subsidiaries, the “Company,” “we,” “us” or “our”) was formed and — through a series of transactions — Legacy Valaris transferred to a subsidiary of Valaris substantially all of the subsidiaries, and other assets, of Legacy Valaris. On April 30, 2021 (the “Effective Date”), the Plan became effective in accordance with its terms, the Debtors emerged from chapter 11 and Valaris became the new parent company. For more information on the events that occurred on the Effective Date, including the issuance of Common Shares and Notes, see our Current Report on Form 8-K that was filed with the Commission on April 30, 2021. In accordance with the Plan, Legacy Valaris will in due course be wound down and dissolved in accordance with applicable law.
On the Effective Date, Valaris entered into the Equity Registration Rights Agreement and the Notes Registration Rights Agreement with certain parties who received Common Shares and Notes under the Plan, respectively. Among other things, these agreements require Valaris to register for resale the Common Shares and Notes pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”).
Valaris is filing the registration statement of which this prospectus forms a part pursuant to the foregoing registration obligations. The foregoing description of the Registration Rights Agreements is only a summary and does not purport to be complete, and such description is qualified in its entirety by reference to the full text of the Registration Rights Agreements, which are filed as exhibits to the registration statement of which this prospectus forms a part.
Unless otherwise expressly set forth or as the context otherwise indicates, all financial information and data and accompanying financial statements and corresponding notes, as of and prior to the Effective Date, contained or incorporated by reference herein reflect the actual historical consolidated results of operations and financial condition of Legacy Valaris for the periods presented and do not give effect to the Plan or any of the transactions contemplated thereby or the adoption of fresh start accounting, which Valaris adopted as of the Effective Date. Accordingly, such financial information may not be representative of Valaris’s performance or financial condition after the Effective Date. Except with respect to such historical financial information and data and accompanying financial statements and corresponding notes or as otherwise suggested by the context, all other information contained herein relates to Valaris following the Effective Date.

i

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the Commission. This prospectus provides you with a general description of us and the Common Shares and Notes that may be offered by the selling securityholders. Because each of the selling securityholders may be deemed to be an “underwriter” within the meaning of the Securities Act, each time securities are offered by the selling securityholders pursuant to this prospectus, the selling securityholders may be required to provide you with this prospectus and, in certain cases, a prospectus supplement that will contain specific information about the selling securityholders and the terms of the securities being offered. The prospectus supplement may also add to, update or change the information contained in this prospectus. If there is any inconsistency between the information in this prospectus and any prospectus supplement, you should rely on the information in the prospectus supplement. Please carefully read this prospectus and any prospectus supplement, in addition to the information contained in the documents we refer to under the headings “Where You Can Find More Information” and “Incorporation of Certain Information by Reference.”
We have not, and the selling securityholders have not, authorized anyone to provide you with any information or to make any representations other than those contained or incorporated by reference in this prospectus or in any free writing prospectuses we have prepared. We and the selling securityholders take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. We are not, and the selling securityholders are not, making any offer to sell the Common Shares or Notes in any jurisdiction where the offer is not permitted. The information contained or incorporated by reference in this prospectus is accurate only as of the date on the cover of this prospectus or, in the case of information incorporated by reference, only as of the date of such information, regardless of the time of delivery of this prospectus or of any sale of the Common Shares or Notes. Our business, financial condition, results of operations and prospects may have changed since such dates.
Persons outside the United States who come into possession of this prospectus must inform themselves about, and observe any restrictions relating to, the offer and sale of the Common Shares and Notes and the distribution of this prospectus outside the United States.
The Bermuda Monetary Authority has given its consent for the issue and free transferability of all of the Common Shares to and between persons resident and non-resident of Bermuda for exchange control purposes, provided such shares remain listed on an appointed stock exchange, which includes the New York Stock Exchange.
Approvals or permissions given by the Bermuda Monetary Authority do not constitute a guarantee by the Bermuda Monetary Authority as to Valaris’s performance or Valaris’s creditworthiness. Accordingly, in giving such consent or permissions, the Bermuda Monetary Authority shall not be liable for the financial soundness, performance or default of Valaris’s business or for the correctness of any opinions or statements expressed in this prospectus.
This prospectus contains forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond our control. See “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements.”
WHERE YOU CAN FIND MORE INFORMATION
We have filed with the Commission a registration statement on Form S-l regarding our Common Shares and Notes. This prospectus does not contain all of the information found in the registration statement. For further information regarding us, the Common Shares and Notes offered by this prospectus, you may desire to review the full registration statement, including its exhibits and schedules, filed under the Securities Act. The Commission maintains a website on the internet at http://www.sec.gov. Our registration statement, of which this prospectus constitutes a part, can be downloaded from the Commission’s website.
We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith, we file annual, quarterly and current reports, proxy statements and other information with the Commission. These reports and other information may be obtained from the Commission’s website as provided above. Our website is located at www.valaris.com and we make our periodic reports and other information filed with or furnished to the Commission available, free of charge, through our website, as soon as reasonably practicable after those reports and other information

ii

are electronically filed with or furnished to the Commission. Information on our website or any other website is not incorporated by reference into this prospectus and does not constitute a part of this prospectus.
We furnish or make available to our shareholders annual reports containing our audited financial statements and furnish or make available to our shareholders quarterly reports containing our unaudited interim financial information, including the information required by Form 10-Q, for the first three fiscal quarters of each fiscal year.
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
The Commission allows us to “incorporate by reference” into this prospectus the information we file with it, which means that we can disclose important information to you by referring you to those documents. Information incorporated by reference is considered to be part of this prospectus, except for any information that is superseded by information included directly in this prospectus. Any statement contained in this prospectus or any prospectus supplement or amendment or a document incorporated by reference in this prospectus or in any prospectus supplement or amendment will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus or in any other subsequently filed document that is incorporated by reference in this prospectus modified or superseded the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.
We incorporate by reference the documents listed below (excluding any portions of such documents that have been “furnished” but not “filed” for purposes of the Exchange Act):
•
our Annual Report on Form 10-K for the year ended December 31, 2020;

•
our Quarterly Report on Form 10-Q for the quarter ended March 31, 2021;

•
our Current Reports on Form 8-K filed on February 8, 2021, March 5, 2021, April 30, 2021 and May 11, 2021, respectively; and

•
the description of our Common Shares contained in our Form 8-A filed on April 30, 2021, including any amendment to that Form that we may file in the future for the purpose of updating the description of our Common Shares;

We also incorporate by reference into this prospectus any future filings made by Valaris Limited with the Commission under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act from the date of this prospectus until the completion or termination of the offering of the securities. These documents may include Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements. We are not incorporating by reference any information furnished under Items 2.02 or 7.01 (or corresponding information furnished under Item 9.01 or included as an exhibit) in any past or future Current Report on Form 8-K that we may file with the SEC, unless otherwise specified in such Current Report.
You can obtain any of the filings incorporated by reference into this prospectus through us or from the Commission through the Commission’s website at http://www.sec.gov. We will provide a copy of any and all of the information that is incorporated by reference in this prospectus to any person, including a beneficial owner, to whom a prospectus is delivered, without charge, upon written or oral request. You may obtain a copy of these filings by writing or telephoning:
Valaris Limited
Clarendon House, 2 Church Street
Hamilton, Bermuda, HM 11
44 (0) 20 7659-4660

iii

PROSPECTUS SUMMARY
This summary description about us and our business highlights selected information contained elsewhere in this prospectus or incorporated by reference into this prospectus. It does not contain all the information you should consider before making an investment decision. Important information is incorporated by reference into this prospectus. To understand this offering fully, you should read carefully the entire prospectus, including “Risk Factors.”
When referring to Valaris the “Company,” “us,” “our,” “we,” or similar expressions, the intent is to refer to Valaris Limited, a newly incorporated Bermuda exempted company, and its consolidated subsidiaries as a whole or on an individual basis, depending on the context in which the statements are made. Valaris Limited is the successor issuer of Valaris plc pursuant to Rule 15d-5 of the Exchange Act.
Our Company
Valaris Limited (NYSE: VAL) is the industry leader in offshore drilling services across all water depths and geographies. Operating a high-quality rig fleet of ultra-deepwater drillships, versatile semisubmersibles and modern shallow-water jackups, Valaris has experience operating in nearly every major offshore basin.
Emergence from Chapter 11
We emerged from bankruptcy under chapter 11 of the Bankruptcy Code on April 30, 2021. Upon our emergence from bankruptcy, we applied fresh start accounting. Accordingly, our future financial condition and results of operations may not be comparable to the financial condition or results of operations reflected in our historical financial statements. The lack of comparable historical financial information may discourage investors from purchasing our Common Shares or Notes.
Risk Factors
You should carefully consider the risks described under “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” and elsewhere in this prospectus, any prospectus supplement or amendment, Legacy Valaris’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q. The described risks could materially and adversely affect our business, financial condition or results of operations. If any of the risks were to actually occur, they may materially harm our business and our financial condition and results of operations. In this event, the trading price of our Common Shares could decline and you could lose some or all of your investment.
Corporate Information
Our Common Shares and Warrants are quoted on the NYSE under the symbols VAL and VAL WS. Our principal executive offices are located at Clarendon House, 2 Church Street, Hamilton, Bermuda, HM 11. The main telephone number is 44 (0) 20 7659-4660. Information contained on our website, www.valaris.com, does not constitute a part of this prospectus.

The Offering
The following summary contains basic information about the Common Shares and Notes and is not intended to be complete. It does not contain all information that may be important to you. For a more complete understanding of the Common Shares and Notes, see “Description of Capital Stock” and “Description of Notes” in this prospectus.
Summary of the Common Shares
Issuer
Valaris Limited, a Bermuda exempted company.
Common Shares offered by the selling securityholders
Up to 16,991,293 Common Shares.
Common Shares issued and outstanding as of June 11, 2021, after giving effect to the shares that may be offered pursuant to this prospectus (assuming exercise of all Warrants whose Common Shares are being offered hereby)
75,500,001 Common Shares.
Use of proceeds
We will not receive any of the proceeds from the sale of Common Shares that may be sold by the selling securityholders from time to time pursuant to this prospectus.
NYSE ticker symbol
VAL

Summary of the Notes
Issuer
Valaris Limited, a Bermuda exempted company
Notes offered
$560,758,443 aggregate principal amount of Senior Secured First Lien Notes due 2028, including up to an additional $312,734,443 aggregate principal amount of notes that may be issued if interest on the notes is paid-in-kind through maturity.
Maturity date
April 30, 2028
Interest rate
Interest on the Notes is payable at the Company’s option (i) at the annual rate of 8.25% payable in cash, (ii) at the annual rate of 5.125% payable in cash and 5.125% payable by increasing the principal amount of the outstanding Notes, or (iii) at the annual rate of 12.00% payable by increasing the principal amount of the outstanding Notes (any such increase in aggregate principal amount to pay interest obligations on the Notes, a “PIK Payment”).
Interest payment dates
May 1 and November 1, commencing on November 1, 2021.
Ranking
The Notes and the Guarantees (as defined below) are Valaris’s senior secured obligations and rank
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senior in right of payment to any future subordinated indebtedness of the Company or the Guarantors;

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effectively senior to the Company’s and the Guarantors’ existing and future indebtedness (i) that is not secured by a lien on the collateral securing the Notes, or (ii) that is secured by a lien on the collateral securing the Notes ranking junior to the liens securing the Notes;

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equally with all of the Company’s and the Guarantors’ existing and future indebtedness that is secured by first-priority liens on the collateral;

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structurally subordinated to all existing and future indebtedness and other liabilities of any non-guarantor subsidiary, including trade payables (other than indebtedness and liabilities owed to the Company or the Guarantors).

Guarantees
The Notes are guaranteed, jointly and severally, on a senior basis, by certain of the direct and indirect subsidiaries of Valaris under the indenture governing the Notes (the “Guarantees”). The Notes and Guarantees are secured by first-priority perfected liens on 100% of the equity interests of each restricted subsidiary directly owned by Valaris or any guarantor and a first-priority perfected lien on substantially all assets of Valaris and each guarantor of the Notes, in each case subject to certain exceptions and limitations.
Security
First priority perfected lien on equity interests of all Guarantors and certain other Subsidiaries, and substantially all assets of the Company and each Guarantor, subject to the Agreed Security Principles (as defined by the indenture governing the Notes).

Optional redemption
At any time prior to April 30, 2023, we may redeem up to 35.0% of the aggregate principal amount of Notes at a redemption price of 104.00%, up to the net cash proceeds received by the Company from equity offerings; provided, that at least 65% of the aggregate principal amount of Notes remains outstanding immediately after such redemption and redemption occurs within 120 days after the closing date of the applicable equity offering.
At any time prior to April 30, 2023, the Company may redeem the Notes, in whole or in part, at a redemption price equal to 104.00% plus the Applicable Premium (as defined in the indenture governing the Notes), plus any accrued and unpaid interest to the date of redemption.
On and after April 30, 2023, the Notes are redeemable at the following redemption prices if redeemed during the 12-month period beginning on April 30, in the years indicated:
2023…………..…………104.00%
2024…………..…………103.00%
2025…………..…………102.00%
2026 and thereafter………100.00%
Change of control offer
If we experience certain kinds of changes of control, each holder of the Notes may require us to repurchase all or a portion of its Notes for cash at a price equal to 101% of the aggregate principal amount of such Notes, plus any accrued and unpaid interest, if any, to the date of repurchase.
Certain covenants
The indenture governing the Notes contain covenants that, among other things, limit our ability and the ability of our restricted subsidiaries to:
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incur or guarantee additional indebtedness or issue certain types of preferred stock;

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pay dividends on capital stock or redeem, repurchase or retire our capital stock or subordinated indebtedness;

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transfer or sell assets;

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make investments;

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create certain liens;

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enter into agreements that restrict dividends or other payments from any non-guarantor restricted subsidiaries to us;

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consolidate, merge or transfer all or substantially all of our assets;

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engage in transactions with affiliates; and

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create unrestricted subsidiaries.

The covenants set forth in the indenture governing the Notes are subject to important exceptions and qualifications that are described under “Description of Notes — Certain Covenants.”

Form and denomination
The Notes were issued in fully registered form. The Notes are represented by one or more global notes, deposited with the Trustee (as defined below) as custodian for The Depository Trust Company, or DTC, and registered in the name of Cede & Co., DTC’s nominee. Beneficial interests in the global notes are shown on, and any transfers will be effective only through, records maintained by DTC and its participants.
The Notes were issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof; provided that after any initial PIK Payment, the Notes shall be in minimum denominations of $1.00 and any integral multiple of $1.00 in excess thereof.
Limited public market for the notes
There is currently a limited trading market for the Notes. We have not applied, and do not intend to apply, for a listing of the Notes on any securities exchange or an automated dealer quotation system. Accordingly, there can be no assurance as to the development or liquidity of any market for the Notes.
Use of proceeds
We will not receive any of the proceeds from the sale of Notes that may be sold by the selling securityholders from time to time pursuant to this prospectus.
Governing law
The Notes are governed by, and construed in accordance with, the internal laws of the State of New York.
Book-entry depositary
The Depositary Trust Company
Trustee
Wilmington Savings Fund Society, FSB

RISK FACTORS
You should carefully consider all of the information set forth in this prospectus and the documents incorporated by reference herein, and in particular, the risks described under “Risk Factors” and elsewhere in this prospectus, any prospectus supplement or amendment, Legacy Valaris’s most recent Annual Report on Form 10-K and future filings incorporated by reference. The risks described herein and in any document incorporated by reference are not the only ones we face, but are considered to be the most material. There may be other unknown or unpredictable economic, business, competitive, regulatory or other factors that could have material adverse effects on our future results. If that occurs, the price of our Common Shares and Notes could decline materially and you could lose all or part of your investment. Past financial performance may not be a reliable indicator of future performance and historical trends should not be used to anticipate results or trends in future periods.
Investing in the Common Shares and Notes involves significant risks. Before making an investment decision, you should carefully consider the specific risk factors set forth below, together with the other information included elsewhere in this prospectus and in the documents incorporated by reference. If any of the risks discussed in this prospectus occur, our business, prospects, liquidity, financial condition and results of operations could be materially impaired, in which case the price of the Common Shares and Notes could decline significantly and you could lose all or part of your investment. Some statements in this prospectus, including statements in the following risk factors, constitute forward-looking statements. See “Cautionary Statement Regarding Forward-Looking Statements.”
Risks Related to Our Common Shares
The price of our Common Shares may be volatile. This volatility may negatively affect the price of our Common Shares.
The market price of our Common Shares may be volatile and may fluctuate significantly in response to a number of factors, most of which we cannot control, including, among others:
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downward pressure on the trading price of our Common Shares by the large percentage of our issued and outstanding Common Shares eligible for resale upon effectiveness of this Registration Statement;

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COVID-19 and related public health measures implemented by governments worldwide and the occurrence or threat of other epidemic or pandemic diseases and any government response to such occurrence or threat;

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announcements concerning our competitors, the oil and gas industry or the economy in general;

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fluctuations in the demand and price of oil and natural gas;

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general and industry-specific economic conditions;

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expectations regarding future energy prices;

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the ability of the Organization of Petroleum Exporting Countries (“OPEC”) to reach further agreements to set and maintain production levels and pricing and to implement existing and future agreements;

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capital allocation decisions by our customers, including the relative economics of offshore development versus onshore prospects;

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the level of production by non-OPEC countries;

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the development and exploitation of alternative fuels or energy sources and increased demand for electric-powered vehicles;

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changes in financial estimates or recommendations by securities analysts or failure to meet analysts’ performance expectations;

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actions by shareholder activists that may not be in the best long-term interest of the Company;

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additions or departures of key members of management;

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any increased indebtedness we may incur in the future;

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speculation or reports by the press or investment community with respect to us or our industry in general;

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disruption to exploration and development activities due to hurricanes and other severe weather conditions and the risk thereof;

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natural disasters or incidents resulting from operating hazards inherent in offshore drilling, such as oil spills;

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the worldwide military or political environment, including the global macroeconomic effects of trade disputes and increased tariffs and sanctions and uncertainty or instability resulting from an escalation or additional outbreak of armed hostilities or other crises in oil or natural gas producing areas of the Middle East or geographic areas in which we operate, or acts of terrorism;

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announcements by us or our competitors of significant contracts, acquisitions, dispositions, strategic partnerships, joint ventures or capital commitments;

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changes or proposed changes in laws or regulations affecting the oil and gas industry or enforcement of these laws and regulations, or announcements relating to these matters;

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laws and government regulations that limit, restrict or prohibit exploration and development of oil and natural gas in various jurisdictions, or materially increase the cost of such exploration and development (such as the current moratorium on oil and gas leasing and permitting in federal lands and waters);

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the worldwide military or political environment, including the global macroeconomic effects of trade disputes and increased tariffs and sanctions and uncertainty or instability resulting from an escalation or additional outbreak of armed hostilities or other crises in oil or natural gas producing areas of the Middle East or geographic areas in which we operate, or acts of terrorism; and

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general market, political and economic conditions, including any such conditions and local conditions in the markets in which we operate.

These and other factors may lower the market price for our Common Shares, regardless of our actual operating performance. In the event of a drop in the market price of our Common Shares, you could lose a substantial part or all of your investment in our Common Shares.
Broad market and industry factors may decrease the market price of our Common Shares, regardless of our actual operating performance. The stock market has experienced extreme price and volume fluctuations, including periods of sharp decline. In the past, following periods of volatility in the overall market and the market price of a company’s securities, securities class action litigation has often been instituted against these companies, including Valaris. Such litigation, if instituted against us in the future, could result in substantial costs and be a diversion of our management’s attention and resources.
Sales of our Common Shares by existing shareholders, or the perception that these sales may occur, especially by significant shareholders of the Company, may cause our share price to decline.
If our existing shareholders, in particular our significant shareholders, sell substantial amounts of our Common Shares in the public market, or are perceived by the public market as intending to sell, the trading price of our Common Shares could decline. Up to 16,991,293 of our Common Shares may be sold pursuant to this prospectus by the selling securityholders, which represent approximately 22.66% of our outstanding Common Shares as of June 11, 2021. In addition, sales of these Common Shares could impair our ability to raise capital, should we wish to do so. We cannot predict the timing or amount of future sales of our Common Shares by selling securityholders pursuant to this prospectus.
We are a Bermuda company and it may be difficult for you to enforce judgments against us or our directors and executive officers.
We are a Bermuda exempted company. As a result, the rights of holders of our common shares are governed by Bermuda law and our memorandum of association and bye-laws. The rights of shareholders under Bermuda law may differ from the rights of shareholders of companies incorporated in other jurisdictions. Some of our directors and some of the named experts referred to in this prospectus are not residents of the United States, and a substantial portion of our assets are located outside the United States. As a result, it may be difficult for investors to effect service of process on those persons in the United States or to enforce in the United States judgments obtained in U.S. courts against us or those persons based on the civil liability provisions of the U.S. securities laws. It is doubtful whether courts in Bermuda will enforce judgments obtained in other jurisdictions, including the United States, against us or our directors or officers under the securities laws of those jurisdictions or entertain actions in Bermuda against us or our directors or officers under the securities laws of other jurisdictions.
Our bye-laws restrict shareholders from bringing legal action against our officers and directors.
Our bye-laws contain a broad waiver by our shareholders of any claim or right of action, both individually and on our behalf, against any of our officers or directors. The waiver applies to any action taken by an officer or director, or the failure of an officer or director to take any action, in the performance of his or her duties, except with respect to any matter involving any fraud or dishonesty on the part of the officer or director. This waiver limits the right of shareholders to assert claims against our officers and directors unless the act or failure to act involves fraud or dishonesty.
Legislation enacted in Bermuda as to Economic Substance may affect our operations.
Pursuant to the Economic Substance Act 2018 (as amended) of Bermuda (the “ES Act”) that came into force on January 1, 2019, a registered entity other than an entity which is resident for tax purposes in certain jurisdictions outside Bermuda (“non-resident entity”) that carries on as a business any one or more of the “relevant activities” referred to in the ES Act must comply with economic substance requirements. The ES Act may require in-scope Bermuda entities which are engaged in such “relevant activities” to be directed and managed in Bermuda, have an adequate level of qualified employees in Bermuda, incur an adequate level of annual expenditure in Bermuda, maintain physical offices and premises in Bermuda or perform core income-generating activities in Bermuda. The list of “relevant activities” includes carrying on any one or more of: banking, insurance, fund management, financing, leasing, headquarters, shipping, distribution and service centre, intellectual property and holding entities. The ES Act could affect the manner in which we operate our business, which could adversely affect our business, financial condition and results of operations.
The exercise of all or any number of outstanding warrants or the issuance of stock-based awards may dilute your holding of our Common Shares.
On the Effective Date, we issued 75,000,000 Common Shares and 5,645,161 Warrants to purchase 5,645,161 Common Shares at an exercise price of $131.88 per share, exercisable for a seven-year period commencing on the Effective Date. Additionally, on May 3, 2021, Valaris’s board of directors approved and ratified the Valaris Limited 2021 Management Incentive Plan (the “MIP”) and reserved 8,960,573 of our Common Shares for issuance under awards to be made under the MIP primarily for employees and directors. Granting equity awards in the future and any sale of our Common Shares underlying outstanding Warrants could have an adverse effect on the market for our Common Shares, including the price that an investor could obtain for their Common Shares.
Risks Related to Our Notes
Valaris’s ability to pay any cash interest payments due on the Notes or principal payments due upon maturity or certain other events depends on many factors beyond its control.
Valaris’s ability to pay its operating and capital expenses and make payments due on its indebtedness, including the Notes, depends on Valaris’s future performance, which will be affected by financial, business, economic, legislative and other factors, many of which are beyond Valaris’s control. The Notes contain payment-in-kind interest provisions, which reduce the cash needed to pay interest while increasing the principal amount of Notes that ultimately must be retired with a cash payment. Valaris’s business may not generate sufficient cash flow from operations in the future, which could result in Valaris being unable to pay interest in cash or repay indebtedness, including the Notes, or to fund other liquidity needs. A range of economic, competitive, business and industry factors will affect Valaris’s future financial performance, and many of these factors, such as the economic and financial condition of Valaris’s industry, the global economy and initiatives of its competitors, are beyond Valaris’s control. If Valaris does not generate enough cash flow from operations to satisfy its debt obligations, Valaris may have to undertake alternative financing plans, such as:
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selling assets;

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reducing or delaying capital investments;

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seeking to raise additional capital; or

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restructuring or refinancing all or a portion of our indebtedness, including the Notes, at or before maturity.

Valaris cannot assure you that it will be able to accomplish any of these alternatives on terms acceptable to Valaris, or at all. In addition, the terms of existing or future debt agreements may restrict Valaris from adopting any of these alternatives. The failure to generate sufficient cash flow or to achieve any of these alternatives could materially adversely affect the value of the Notes and Valaris’s ability to pay the amounts due under the Notes.
The indenture governing the Notes contains operating and financial restrictions that restrict Valaris’s business and financing activities and could limit our growth.
The primary restrictive covenants contained in the indenture under which the Notes were issued limit Valaris’s ability and the ability of certain of its subsidiaries to, among other things:
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incur additional indebtedness;

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sell or convey assets;

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make loans to or investments in others;

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enter into mergers;

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make certain payments;

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incur liens; and

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pay dividends.

We may also be prevented from taking advantage of business opportunities that arise because of the limitations that the restrictive covenants imposed on us by the indenture.
Many of the covenants contained in the indenture governing the Notes will be suspended if the Notes are rated investment grade by any two rating agencies and no default has occurred and is continuing.
Many of the covenants in the Indenture governing the Notes will be suspended if the Notes are rated investment grade by any two of the following: Fitch, Standard & Poor’s or Moody’s; provided that, at such time no default has occurred and is continuing. The covenants restrict, among other things, Valaris’s ability to pay dividends, incur debt and to enter into certain other transactions. There can be no assurance that the Notes will ever be rated investment grade. However, suspension of these covenants would allow Valaris to engage in certain transactions that would not be permitted while these covenants were in force, and the effects of any such transactions will be permitted to remain in place even if the covenants are reinstated. The suspended covenants will be reinstated if the Notes are subsequently downgraded below investment grade.
An active trading market may not develop for the Notes.
There has been no trading market for the Notes, and Valaris does not intend to apply to list the Notes on any securities exchange or to arrange for quotation on any automated dealer quotation system. In addition, the liquidity of the trading market in the Notes, and the market price quoted for the Notes, may be adversely affected by changes in the overall market for this type of security and by changes in Valaris’s financial performance or prospects or in the prospects for companies in Valaris’s industry generally. As a result, an active trading market may not develop for the Notes. If an active trading market does not develop or is not maintained, the market price and liquidity of the Notes may be adversely affected. In that case, you may not be able to sell your Notes at a particular time or you may not be able to sell your Notes at a favorable price.
Valaris’s subsidiaries that are not guarantors of the Notes have no obligation, except in the circumstances described herein, to pay amounts due under the Notes.
The Notes are guaranteed by certain of Valaris’s subsidiaries. Except for such guarantors of the Notes and pledges of equity in certain guarantors directly owned by certain non-guarantors, Valaris’s subsidiaries have no obligation, contingent or otherwise (except in the circumstances described herein), to pay amounts due under the Notes or to make any funds available to pay those amounts, whether by dividend, distribution, loan or other payment. The Notes and guarantees are structurally subordinated to all existing and future indebtedness and other obligations of any non-guarantor subsidiary, other than indebtedness and other liabilities owed to Valaris by such non-guarantor subsidiaries and, in the case of certain non-guarantors, the pledge of equity in certain guarantors directly owned by such non-guarantors. In the event of insolvency, liquidation, reorganization, dissolution or other winding up of any non-guarantor subsidiary, all of that subsidiary’s creditors (including trade creditors) would be entitled to payment in full out of that subsidiary’s assets (other than, with respect to certain non-guarantors, the pledges of the equity in certain guarantors directly owned by them) before the holders of the Notes would be entitled to any payment. As a result, your ability to make a claim against Valaris’s non-guarantor subsidiaries may be limited.
Valaris may in the future have additional non-guarantor subsidiaries and your ability to make a claim against such subsidiaries may also be limited. In addition, the indenture governing the Notes permits all of these non-guarantor subsidiaries to incur additional indebtedness and does not contain any limitation on the amount of other liabilities, such as trade payables, that may be incurred by these subsidiaries.
In addition, any of Valaris’s subsidiaries that provide guarantees of the Notes will be automatically released from those guarantees upon the occurrence of certain events, including (i) a sale or other disposition of such guarantor that results in such guarantor no longer being a restricted subsidiary under the indenture or (ii) upon the dissolution or liquidation of such guarantor.
If any guarantee is released, no holder of the Notes will have a claim as a creditor against that subsidiary, and the indebtedness and other liabilities, including trade payables, if any, whether secured or unsecured, of that subsidiary will be effectively senior to the claim of any holders of the Notes. See “Description of the Notes — Notes Guarantee.”
A guarantee and any lien granted by a subsidiary could be voided if it constitutes a fraudulent transfer or fraudulent conveyance under federal bankruptcy law, similar state law or the insolvency laws of foreign jurisdictions, which would prevent the holders of the Notes from relying on that subsidiary to satisfy claims.
Under U.S. bankruptcy law and comparable provisions of state fraudulent transfer laws and the insolvency laws of foreign jurisdictions, Valaris’s guarantees of (including for all purposes of the discussion under this caption, liens granted by Valaris’s subsidiaries to secure) the Notes can be voided, or claims under the guarantees may be subordinated to all other debts of that subsidiary if, among other things, the subsidiary, at the time it incurred the indebtedness evidenced by its guarantee or, in some jurisdictions, when payments become due under the guarantee, received less than reasonably equivalent value or fair consideration for the incurrence of the guarantee and:
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was insolvent or rendered insolvent by reason of such incurrence of the obligations under the guarantee;

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was engaged in a business or transaction for which the subsidiary’s remaining assets constituted unreasonably small capital; or

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intended to incur, or believed that it would incur, debts beyond its ability to pay those debts as they mature.

The guarantees of the Notes may also be voided, without regard to the above factors, if a court finds that the subsidiary entered into the guarantee with the actual intent to hinder, delay or defraud its other creditors.
A court would likely find that a subsidiary did not receive reasonably equivalent value or fair consideration for its guarantee if the guarantor did not substantially benefit directly or indirectly from the issuance of the guarantee. If a court were to void a guarantee, you would no longer have a claim against that subsidiary. Sufficient funds to repay the Notes may not be available from other sources, including the remaining subsidiaries providing guarantees, if any. In addition, the court might direct you to repay any amounts that you already received from the subsidiary.
The measures of insolvency for purposes of fraudulent transfer laws vary depending upon the governing law. Generally, a subsidiary would be considered insolvent if:
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the sum of its debts, including contingent liabilities, were greater than the fair saleable value of all its assets;

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the present fair saleable value of its assets is less than the amount that would be required to pay its probable liability on its existing debts, including contingent liabilities, as they become absolute and mature; or

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it could not pay its debts as they become due.

The indenture governing the Notes contains a provision intended to limit the guarantors’ liability to the maximum amount that it could incur without causing the incurrence of obligations under its guarantee to be a fraudulent transfer. Valaris cannot assure you that this provision will protect the guarantees from fraudulent transfer challenges or, if it does, that the remaining amount due and collectible under the guarantees would suffice, if necessary, to pay the Notes in full when due. Such provision may not be sufficient to protect the guarantees from being voided under fraudulent transfer laws.
A financial failure by Valaris or its subsidiaries may result in the assets of any or all of those entities becoming subject to the claims of all creditors of those entities.
A financial failure by Valaris or its subsidiaries could affect payment of the Notes if a bankruptcy court were to substantively consolidate Valaris and its subsidiaries. If a bankruptcy court substantively consolidated Valaris and its subsidiaries, the assets of each entity would become subject to the claims of creditors of all entities. This would expose holders of Notes not only to the impairments that would arise from its bankruptcy alone, but also to potential dilution of the amount ultimately recoverable if there was additional debt at its subsidiaries that was substantively consolidated because of the larger creditor base. Furthermore, forced restructuring of the Notes could occur through the “cramdown” provisions of the Bankruptcy Code. Under these provisions, the Notes could be restructured over your objections as to their general terms, including principal amount, interest rate and maturity.
There are circumstances other than repayment or discharge of the Notes under which the guarantee of a subsidiary guarantor will be automatically released with respect to the Notes.
Under various circumstances, the guarantee of a subsidiary guarantor may be released without your consent, including:
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if Valaris exercises its legal defeasance option or its covenant defeasance option as described in the indenture;

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upon the dissolution or liquidation of such subsidiary guarantor, if immediately after giving effect thereto, Valaris will be in compliance with certain covenants under the indenture governing the Notes; and

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if such subsidiary guarantor is designated as an unrestricted subsidiary as defined in the indenture.

In addition, a guarantee will be automatically released in connection with a sale, transfer or disposition of the capital stock of a subsidiary guarantor, if as a result of such sale, transfer or disposition, such subsidiary guarantor is no longer a restricted subsidiary and, immediately after giving effect thereto, Valaris will be in compliance with certain covenants under the indenture governing the Notes.
If a bankruptcy petition were filed by or against Valaris or a subsidiary guarantor, holders of the Notes may receive a lesser amount for their claim than they would have been entitled to receive under the indenture governing the Notes.
If a bankruptcy petition were filed by or against Valaris or a guarantor under the Bankruptcy Code, the claim by any holder of the Notes for the principal amount of the Notes may be limited to an amount equal to the sum of:
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the original issue price for the Notes; and

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that portion of the original issue discount that does not constitute “unmatured interest” for purposes of the Bankruptcy Code.

Any original issue discount that was not amortized as of the date of the bankruptcy filing would constitute unmatured interest. Accordingly, the holders of the Notes under these circumstances may receive a lesser amount than they would be entitled to receive under the terms of the indenture governing the Notes, even if sufficient funds are available.
Interest on the Notes may be paid in PIK interest rather than cash, which will increase the amount of Valaris’s indebtedness.
Valaris will be entitled to pay PIK interest on the Notes at its option. As a result, Valaris cannot assure you that it will make cash interest payments on the Notes. The payment of interest through PIK interest will increase the amount of Valaris’s indebtedness and increase the risks associated with its level of indebtedness.
The collateral securing the Notes and related guarantees may be diluted under certain circumstances.
The indenture governing the Notes permits Valaris to incur additional secured indebtedness, including additional notes (including Notes used to pay PIK interest), parity lien obligations and other priority lien obligations, including bank financing, subject to Valaris’s compliance with the applicable restrictive covenants. See “Description of the Notes — Certain Covenants — Limitation on Indebtedness” and “Description of the Notes — Certain Covenants — Limitation on Liens.”
Any additional notes issued under the indenture governing the Notes would be guaranteed by the same subsidiary guarantors and would have the same liens and security interests, with the same priority, as the Notes. As a result, the collateral securing the Notes would be shared by any additional notes Valaris may issue under the indenture governing the Notes, and an issuance of such additional notes would dilute the value of the collateral compared to the aggregate principal amount of Notes outstanding. In addition, the indenture governing the Notes and Valaris’s other security documents permit it and certain of its subsidiaries to incur additional priority lien debt and parity lien obligations, in some (but not all) instances limited to a threshold amount, by issuing additional debt securities under one or more new indentures or by borrowing additional amounts under different instruments. Any additional priority lien debt or parity lien obligations secured by the same collateral would dilute the value of the noteholders’ rights to the collateral.
The collateral securing the Notes and related guarantees may be released under certain circumstances.
Under the terms of the indenture and the other documents governing the obligations with respect to the Notes (the “Notes Documents”), Valaris and the Guarantors (as defined below) will be entitled to the release of the collateral from the liens securing the Notes under one or more circumstances, including:
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upon full and final payment of any such obligations;

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to the extent that proceeds continue to constitute collateral, in the event that collateral is sold, transferred, disbursed or otherwise disposed of in accordance with the Notes Documents;

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upon Valaris’ exercise of legal defeasance, covenant defeasance or discharge under the indenture;

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with respect to vessels, certain specified events permitting release of the mortgage with respect to such vessels under the indenture;

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with the consent of the requisite holders under the indenture;

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with respect to equity interests in restricted subsidiaries that incur permitted indebtedness, if such equity interests shall secure such other indebtedness and the same is permitted under the terms of the indenture; and

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as provided in the intercreditor agreement.

The collateral agency agreement also provides for release of the collateral from the liens securing the Notes under the above described circumstances (but including additional requirements for release in relation to all of the documents governing the indebtedness that is secured by first-priority liens on the collateral, in addition to the indenture). Upon the release of any subsidiary from its guarantee, if any, in accordance with the terms of the indenture governing the Notes, the lien on any pledged equity interests issued by such Guarantor and on any assets of such Guarantor will automatically terminate.
Subject to its compliance with the applicable restrictive covenants, the Company may also transfer and contribute to a wholly-owned unrestricted subsidiary (the “Unrestricted Floater Subsidiary”) all or substantially all of certain vessels owned by the Company and/or the equity interests in one or more subsidiaries that owns and/or operates such vessels. The Company may enter into one or more unsecured revolving credit facilities with the Unrestricted Floater Subsidiary, providing for borrowing capacity not to exceed $350 million in principal amount in the aggregate for all such facilities (and additional amounts necessary to pay interest on such facilities). If the revolving credit facilities are incurred, the Notes will be structurally subordinated to such facilities.
The realizable value of the collateral may not be sufficient to pay the Notes and other future parity obligations in full after repayment of all priority lien obligations.
Certain of Valaris’s offshore rigs constitute a substantial portion of the value of the collateral securing the Notes and priority lien obligations. The offshore contract drilling industry is currently in a period characterized by low demand for drilling services and excess rig supply. Such over-supply of offshore rigs continues to contribute to depressed demand for Valaris’s rigs. Further declines in demand for Valaris’s rigs may cause the value of the collateral to decline.
Under the indenture governing the Notes, Valaris could incur a substantial amount of additional priority lien obligations and parity lien obligations, and debt secured by collateral not including the collateral securing the Notes. Incurring additional obligations could make it more difficult for Valaris to pay the Notes, parity and priority lien obligations in full. For example, in the event of a default or liquidation, there may not be sufficient realizable value of the collateral to first repay all priority lien obligations outstanding at such time and then repay the Notes and any other outstanding parity lien obligations.
Valaris will in most cases have control over the collateral, and the sale of particular assets by it could reduce the pool of assets securing the Notes.
The security documents relating to the collateral allow Valaris to remain in possession and retain exclusive control over the collateral (other than as set forth in the applicable collateral documents), to operate the collateral, to alter the collateral and to collect, invest and dispose of any income thereon. To the extent Valaris sells or takes actions that reduce the value of the collateral, it will reduce the pool of assets securing the Notes and the related guarantees.
The rights of holders of Notes to the collateral securing the Notes may be adversely affected by the failure to record or perfect liens on the collateral and other issues generally associated with the realization of liens on the collateral.
Applicable law requires that a lien on certain tangible and intangible assets can only be properly perfected and its priority retained through certain actions undertaken by the secured party. The liens on the collateral securing the Notes may not be perfected with respect to the claims of the Notes if the collateral agent is not able to take the actions necessary to perfect any of these liens. Moreover, applicable law requires that certain property and rights acquired after the grant of a general security interest can only be perfected at the time such property and rights are acquired and identified and additional steps to perfect such property and rights are taken. Furthermore, even though it may constitute an event of default under the indenture governing the Notes, a third-party creditor could gain priority over one or more liens on the collateral securing the Notes by recording an intervening lien or liens. In addition, the lien of the collateral agent will be subject to practical challenges generally associated with the realization of liens on collateral. For example, the collateral agent may need to obtain the consent of third parties and make additional filings. If the collateral agent is unable to obtain these consents or make these filings, the liens may be invalid and the holders of the Notes will not be entitled to the collateral or any recovery with respect thereto. Valaris cannot assure you that the collateral agent will be able to obtain any such consent or make any such filing. Valaris also cannot assure you that the consents of any third parties will be given when required to facilitate a foreclosure on such assets. Accordingly, the collateral agent may not have the ability to foreclose upon those assets and the value of the collateral may significantly decrease.
Rights of holders of Notes in the collateral may be adversely affected by bankruptcy proceedings. The value of the collateral securing the Notes may not be sufficient for a bankruptcy court to grant post-petition interest on the Notes and should the obligations under the Notes and any other priority lien obligations or parity lien obligations, equal or exceed the value at foreclosure of the collateral securing such obligations, the holders of the Notes will be deemed to have an unsecured claim.
The right of the collateral agent to repossess and dispose of the collateral upon acceleration is likely to be significantly impaired by federal bankruptcy law if bankruptcy proceedings are commenced in the United States by or against Valaris prior to or possibly even after the collateral agent has repossessed and disposed of the collateral.
Under the Bankruptcy Code, a secured creditor, such as the collateral agent acting for the holders of the Notes, is prohibited from repossessing its security from a debtor, such as us, in a bankruptcy case, or from disposing of security repossessed from a debtor, without bankruptcy court approval. Moreover, bankruptcy law permits the debtor to continue to retain and to use collateral, and the proceeds, products, rents or profits of the collateral, even though the debtor is in default under the applicable debt instruments, provided that the secured creditor is given “adequate protection.” The meaning of the term “adequate protection” may vary according to circumstances, but it is intended in general to protect the value of the secured creditors’ interest in the collateral. Adequate protection may include cash payments or the granting of additional security such as replacement liens, if and at such time as the court in its discretion determines, for any diminution in the value of the collateral as a result of the stay of repossession or disposition or any use of the collateral by the debtor during the pendency of the bankruptcy case. Generally, adequate protection payments, in the form of interest or otherwise, are not required to be paid by a debtor to a secured creditor unless the bankruptcy court determines that the value of the secured creditor’s interest in the collateral is declining during the pendency of the bankruptcy case. In view of the lack of a precise definition of the term “adequate protection” and the broad discretionary powers of a bankruptcy court, it is impossible to predict (1) how long payments under the Notes could be delayed following commencement of a bankruptcy case, (2) whether or when the collateral agent would repossess or dispose of the collateral or (3) whether or to what extent holders of the Notes would be compensated for any delay in payment of loss of value of the collateral through the requirements of “adequate protection.”
Furthermore, in the event the bankruptcy court determines that the value of the collateral is not sufficient to repay all amounts due under any priority lien obligations and on the parity lien obligations, the holders of the Notes would have secured claims only to the extent of the value (if any) of the collateral available to them and unsecured claims equal to the amount that the obligations under the Notes exceed such value of the collateral, rendering the claims of the holders of the Notes “undersecured.” Federal bankruptcy laws do not permit the payment or accrual of interest, costs and attorneys’ fees for “undersecured claims” during the debtor’s bankruptcy case. Upon a finding by a bankruptcy court that the Notes are undersecured, the claims in the bankruptcy proceeding with respect to the Notes would be bifurcated between a secured claim and an unsecured claim, and the unsecured claim would not be entitled to the benefits of security in the collateral. In addition, based on such a finding of under-collateralization, the unsecured portion of the Notes would not be entitled to receive “adequate protection” under U.S. bankruptcy laws.

Finally, if any payments of post-petition interest were made at the time of such a finding of under-collateralization, such payments could be re-characterized by the bankruptcy court as a reduction of the principal amount of the secured claim with respect to the Notes.
Additionally, the collateral agent’s ability to foreclose on the collateral on the noteholders’ behalf may be subject to the consent of third parties, prior liens and practical problems associated with the realization of the collateral agent’s lien on the collateral. The debtor or trustee in a bankruptcy case may seek to void an alleged lien on the collateral for the benefit of the bankruptcy estate, and it may be able to successfully do so if the lien is not properly perfected or was perfected within a specified period of time (generally 90 days) prior to the initiation of such proceeding. If the lien is avoided, a creditor may hold no lien and be treated as holding a general unsecured claim in the bankruptcy case. It is impossible to predict what recovery (if any) would be available for such an unsecured claim if Valaris became a debtor in a bankruptcy case.
In addition, a bankruptcy court may decide to substantively consolidate Valaris and some or all of its subsidiaries in the bankruptcy proceeding. If a bankruptcy court substantively consolidated Valaris and some or all of its subsidiaries, the assets of each entity would become subject to the claims of creditors of all entities that are so consolidated. Such a ruling would expose holders of Notes not only to the usual impairments arising from bankruptcy, but also to potential dilution of the amount ultimately recoverable because of the larger creditor base. Furthermore, a forced restructuring of the Notes could occur through the “cramdown” provisions of the U.S. Bankruptcy Code. Under those provisions, the Notes could be restructured over holders’ objections as to their general terms, including with respect to interest rate and maturity.
Any future pledge of collateral may be avoidable in bankruptcy.
Any future pledge of collateral in favor of the collateral agent, including pursuant to security documents, may be avoidable by the pledgor (a debtor in possession) or by its trustee in bankruptcy as a preferential transfer under U.S. law if certain events or circumstances exist or occur, including, among others, if:
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the pledgor is insolvent at the time of the pledge;

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the pledge permits the holder of the Notes to receive a greater recovery than if the pledge had not been given; and

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a bankruptcy proceeding in respect of the pledgor is commenced within 90 days following the pledge, or, in certain circumstances, a longer period.

The value of the collateral may not be sufficient to satisfy all the obligations secured by such collateral. As a result, holders of the Notes may not receive full payment on their Notes following an acceleration of the Notes.
In the event of a foreclosure, the proceeds from the sale of all of such collateral may not be sufficient to satisfy the amounts outstanding under the Notes (and other obligations similarly secured, if any).
The value of the collateral in the event of liquidation will depend upon market and economic conditions, the availability of buyers and similar factors. In addition, the collateral does not include certain categories of assets. Some of these may be material to us and such exclusion could have a material adverse effect on the value of the collateral. By its nature, some or all of the collateral may not have a readily ascertainable market value or may not be saleable or, if saleable, there may be substantial delays in its liquidation. To the extent that liens, security interests and other rights granted to other parties encumber assets owned by us, those parties have or may exercise rights and remedies with respect to the property subject to their liens that could adversely affect the value of that collateral and the ability of the trustee under the indenture governing the Notes or the holders thereof to realize or foreclose on that collateral. Consequently, liquidating the collateral securing the Notes may not produce proceeds in an amount sufficient to pay any amounts due under the Notes after also satisfying the obligations to pay any other creditors with claims on the collateral. If the proceeds of any sale of collateral are not sufficient to repay all amounts due on the Notes, the holders of the Notes (to the extent not repaid from the proceeds of the sale of the collateral securing the Notes) would have only an unsecured, unsubordinated claim against our and the guarantors’ remaining assets. Bankruptcy laws and other laws relating to foreclosure and sale also could substantially delay or prevent the ability of the collateral agent or any holder of the Notes to obtain the benefit of any collateral securing the Notes. Such delays could have a material adverse effect on the value of the collateral.
Foreclosing on the collateral located outside the United States may be difficult due to the laws of certain jurisdictions.
The drilling rigs, which comprise part of the collateral, are registered under flags outside of the United States and will operate in international waters, and substantially all of our other assets are located outside of the United States. If we default under the Notes, the holders of the Notes may in certain circumstances be able to direct the trustee, subject to the applicable security documents, to bring a foreclosure action against us. We cannot assure you that these assets will be located in a jurisdiction having effective or favorable foreclosure procedures and lien priorities. Any foreclosure proceedings could be subject to lengthy delays and procedural hurdles resulting in increased custodial costs, deterioration in the condition of such assets and substantial reduction of the value of such collateral. In addition, some jurisdictions may not provide a legal remedy for the enforcement of a security interest in these assets.
Foreclosing on the rigs may be difficult because they are not easily transported.
The rigs are mobile and may be located and/or operated in international waters outside the jurisdiction of any court. This may make it difficult for a successful foreclosure action to be brought because it may be difficult for the collateral agent or officials of the applicable government or agency to physically seize the rigs and engage in a foreclosure sale. Moreover, the respective laws of each jurisdiction where a drilling rig is actually located at the time that the collateral agent may seek to enforce the mortgage will govern the foreclosure proceedings and distribution of proceeds. Such laws may vary significantly from jurisdiction to jurisdiction. Furthermore, all or some of those laws and procedures may be less favorable to mortgagees than those in other jurisdictions and may be less favorable than those applicable in the United States. The costs of enforcement in foreign jurisdictions, particularly if proceedings are ongoing simultaneously against drilling rigs in different jurisdictions, can be high and can include fees based on the face amount of the mortgages being enforced. Foreign court proceedings can also be slow and have unexpected procedural hurdles. In addition, some jurisdictions may not provide a legal remedy for the enforcement of mortgages on the rigs, and in certain circumstances, the rigs may be located in international waters outside the jurisdiction of any country. Consequently, the collateral agent may be unable to enforce any one or more of the mortgages covering the rigs that are located outside the United States.
Maritime liens may arise and take priority over the liens securing the Notes.
The laws of certain jurisdictions in which we may operate may give rise to the existence of maritime liens which may take priority over the rig mortgage and other liens securing the Notes and the guarantees. Such liens may arise in support of, among other things, claims by unpaid ship builders or ship repairers remaining in possession of the rigs, claims for salvage, claims for damage caused by a collision, claims for seamen’s wages and other employment benefits and claims for pilotage, claims for personal injury related to the operation of the rig, as well as potentially claims for necessary goods and services supplied to the rigs. This list should not be regarded as definitive or exhaustive, as the categories of claims giving rise to maritime liens, and the ranking of such liens, vary from one jurisdiction to another. Maritime liens can attach without any court action, notice, registration or documentation, and accordingly their existence cannot necessarily be identified.
We operate in countries that may expose the collateral to risk of loss or damage due to war, local economic instabilities, corruption, political disruption and civil disturbance.
A primary component of our business strategy is to operate in global oil and natural gas producing areas. The collateral could be damaged or lost due to a number of risks inherent in any business that operates globally, including:
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war, piracy and acts of terrorism;

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potential seizure, expropriation or nationalization of assets;

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damage to our equipment or violence directed at our employees; and

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limitations on insurance coverage, such as war risk and named windstorm coverage in certain areas.

The collateral is be subject to casualty risks.
We intend to maintain insurance or otherwise insure against hazards in a manner appropriate and customary for our business. There are, however, certain losses that may be either uninsurable or not economically insurable, in whole or in part. Insurance proceeds may not compensate us fully for our losses. If there is a complete or partial loss of any of the collateral, the insurance proceeds may not be sufficient to satisfy all of the secured obligations, including the Notes and the related guarantees.
We may not be able to finance a change of control offer as required by the indenture that governs the Notes offered hereby.
Under the indenture that governs the Notes offered hereby, upon the occurrence of a Change of Control (as defined in the indenture), we may be required to offer to repurchase all of the Notes then outstanding at 101% of the principal amount, plus any accrued and unpaid interest to, but not including, the repurchase date. We may not be able to repurchase the Notes upon a Change of Control because we may not have sufficient financial resources to purchase all of the Notes that would be tendered. Our failure to repurchase the Notes upon a Change of Control would cause a default under the indenture that governs the Notes offered hereby. We may require additional financing from third parties to fund any such purchases or to repay such borrowings, and we may be unable to obtain financing on satisfactory terms or at all. Further, our ability to repurchase the Notes may be limited by law. In order to avoid the obligations to repurchase the Notes and events of default and potential breaches of the agreements governing our existing indebtedness, we may have to avoid certain change of control transactions that would otherwise be beneficial to us.
Risks Related to Our Emergence from Bankruptcy
We recently emerged from bankruptcy, which may adversely affect our business and relationships.
It is possible that our having filed for bankruptcy and our recent emergence from the Chapter 11 Cases may adversely affect our business and relationships with our vendors, suppliers, service providers, customers, employees and other third parties. Many risks exist as a result of the Chapter 11 Cases and our emergence, including the following: we may have difficulty obtaining acceptable and sufficient financing to execute our business plan; key suppliers, vendors and customers, may among other things, renegotiate the terms of our agreements, attempt to terminate their relationship with us or require financial assurances from us; our ability to renew existing contracts and obtain new contracts on reasonably acceptable terms and conditions may be adversely affected; our ability to attract, motivate and retain key employees and executives may be adversely affected; and competitors may take business away from us, and our ability to compete for new business and attract and retain customers may be negatively impacted.
The occurrence of one or more of these events could have a material and adverse effect on our operations, financial condition and reputation. We cannot assure you that having been subject to bankruptcy protection will not adversely affect our operations in the future.
Our actual financial results after emergence from bankruptcy may not be comparable to our projections filed with the Bankruptcy Court in the course of the Chapter 11 Cases.
In connection with the Disclosure Statement we filed with the Bankruptcy Court, and the hearing to consider confirmation of the Plan, we prepared projected financial information to demonstrate to the Bankruptcy Court the feasibility of the Plan and our ability to continue operations upon our emergence from the Chapter 11 Cases. Those projections were prepared solely for the purpose of the Chapter 11 Cases and have not been and will not be updated and should not be relied upon by investors. At the time they were prepared, the projections reflected numerous assumptions concerning our anticipated future performance with respect to then prevailing and anticipated market and economic conditions that were and remain beyond our control and that may not materialize. We have not reviewed the projections or the assumptions on which they were based after our emergence. Projections are inherently subject to substantial and numerous uncertainties and to a wide variety of significant business, economic and competitive risks, and the assumptions underlying the projections or valuation estimates may prove to be wrong in material respects. Actual results may vary significantly from those contemplated by the projections. As a result, investors should not rely on these projections.
Our historical financial information will not be indicative of future financial performance as a result of the implementation of the Plan and the transactions contemplated thereby, as well as our application of fresh start accounting following emergence.
Our capital structure was significantly impacted by the Plan. Under fresh start accounting rules that became applicable to us upon the Effective Date, assets and liabilities will be adjusted to fair values and our accumulated deficit will be reset to zero. Accordingly, because fresh start accounting rules apply, our financial condition and results of operations following emergence from the Chapter 11 Cases will not be comparable to the financial condition and results of operations reflected in our historical financial statements from before April 30, 2021.
The Warrants Valaris issued pursuant to the Plan are exercisable for Common Shares, and the exercise of such equity instruments would have a dilutive effect to Valaris’s shareholders.
On the Effective Date and pursuant to the Plan, Valaris issued 5,645,161 Warrants to the former holders of Legacy Valaris’s equity interests outstanding prior to the Effective Date. The Warrants are exercisable for one Common Share per Warrant at initial exercise price of $131.88 per Warrant, in each case as may be adjusted from time to time pursuant to the applicable warrant agreement. The Warrants are exercisable until 5:01 p.m., Eastern Time, on April 29, 2028. The exercise of these Warrants into Common Shares would have a dilutive effect to the holdings of Valaris’s existing shareholders.

GUARANTEE OF REGISTERED SECURITIES
Financial Information about Guarantors, Issuers of Guaranteed Securities, Affiliates Whose Securities Collateralize a Registrant’s Securities and Consolidated Subsidiaries
As described herein, the Notes issued by Valaris have been fully and unconditionally guaranteed, jointly and severally, on a senior secured basis, by certain of the direct and indirect subsidiaries (the “Guarantors”) of Valaris under the indenture governing the Notes (the “Guarantees”). The Notes and Guarantees are secured by liens on the collateral, including, among other things, subject to certain agreed security principles, (i) first-priority perfected liens on 100% of the equity interests of each restricted subsidiary directly owned by Valaris or any Guarantor and (ii) a first-priority perfected lien on substantially all assets of Valaris and each Guarantor, in each case subject to certain exceptions and limitations (collectively, the “Collateral”). We are providing the following information about the Guarantors and the Collateral in compliance with Rules 13-01 and 13-02 of Regulation S-X.
Note Guarantees
The Guarantees are joint and several senior secured obligations of each Guarantor and rank equally in right of payment with existing and future senior indebtedness of such Guarantor and effectively senior to such Guarantor’s existing and future indebtedness (i) that is not secured by a lien on the Collateral securing the Notes, or (ii) that is secured by a lien on the Collateral securing the Notes ranking junior to the liens securing the Notes. The Guarantees rank effectively junior to such Guarantor’s existing and future secured indebtedness (i) that is secured by a lien on the Collateral that is senior or prior to the lien securing the Notes, or (ii) that is secured by liens on assets that are not part of the Collateral, to the extent of the value of such assets. The Guarantees rank equally with such Guarantor’s existing and future indebtedness that is secured by first-priority liens on the Collateral and senior in right of payment to any existing and future subordinated indebtedness of such Guarantor. The Guarantees are structurally subordinated to all existing and future indebtedness and other liabilities of any non-Guarantors, including trade payables (other than indebtedness and liabilities owed to such Guarantor).
Under the indenture governing the Notes, a Guarantor may be automatically and unconditionally released and relieved of its obligations under its guarantee under certain circumstances, including: (1) in connection with any sale, transfer or other disposition (including by merger, consolidation, distribution, dividend or otherwise) of all or substantially all of the assets of such Guarantor to a person that is not the Company or a restricted subsidiary, if such sale, transfer or other disposition is conducted in accordance with the applicable terms of the indenture, (2) in connection with any sale, transfer or other disposition (including by merger, consolidation, amalgamation, distribution, dividend or otherwise) of all of the capital stock of any Guarantor, if such sale, transfer or other disposition is conducted in accordance with the applicable terms of the indenture, (3) upon Valaris’s exercise of legal defeasance, covenant defeasance or discharge under the indenture, (4) unless an event of default has occurred and is continuing, upon the dissolution or liquidation of a Guarantor in accordance with the indenture, and (5) if such Guarantor is properly designated as an unrestricted subsidiary, in each case in accordance with the provisions of the indenture governing the Notes. See “Description of Notes — Guarantees.”
Valaris conducts its operations primarily through its subsidiaries. As a result, its ability to pay principal and interest on the Notes is dependent on the cash flow generated by its subsidiaries and their ability to make such cash available to Valaris by dividend or otherwise. The Guarantors’ earnings will depend on their financial and operating performance, which will be affected by general economic, industry, financial, competitive, operating, legislative, regulatory and other factors beyond Valaris’s control. Any payments of dividends, distributions, loans or advances to Valaris by the Guarantors could also be subject to restrictions on dividends under applicable local law in the jurisdictions in which the Guarantors operate. In the event that Valaris does not receive distributions from the Guarantors, or to the extent that the earnings from, or other available assets of, the Guarantors are insufficient, Valaris may be unable to make payments on the Notes.
Pledged Securities of Affiliates
Pursuant to the terms of the Notes collateral documents, the collateral agent under the indenture governing the Notes may pursue remedies, or pursue foreclosure proceedings on the Collateral (including the equity of the Guarantors and other direct subsidiaries of Valaris and the Guarantors), following an event of default under the indenture governing the Notes. The collateral agent’s ability to exercise such remedies is limited by the intercreditor agreement for so long as any priority lien debt is outstanding.
The combined value of the affiliates whose securities are pledged as Collateral constitutes substantially all of the Company’s value, including assets, liabilities and results of operations. As such, the assets, liabilities and results of operations of the combined affiliates whose securities are pledged as Collateral are not materially different than the corresponding amounts presented in the consolidated financial statements of the Company. The value of the pledged equity is subject to fluctuations based on factors that include, among other things, general economic conditions and the ability to realize on the Collateral as part of a going concern and in an orderly fashion to available and willing buyers and outside of distressed circumstances. There is no trading market for the pledged equity interests.
Under the terms of the Notes Documents, Valaris and the Guarantors will be entitled to the release of the Collateral from the liens securing the Notes under one or more circumstances, including (1) upon full and final payment of any such obligations; (2) to the extent that proceeds continue to constitute Collateral, in the event that Collateral is sold, transferred, disbursed or otherwise disposed of in accordance with the Notes Documents; (3) upon Valaris’s exercise of legal defeasance, covenant defeasance or discharge under the indenture; (4) with respect to vessels, certain specified events permitting release of the mortgage with respect to such vessels under the indenture; (5) with the consent of the requisite holders under the indenture; (6) with respect to equity interests in restricted subsidiaries that incur permitted indebtedness, if such equity interests shall secure such other indebtedness and the same is permitted under the terms of the indenture; and (7) as provided in the intercreditor agreement. The collateral agency agreement also provides for release of the Collateral from the liens securing the Notes under the above described circumstances (but including additional requirements for release in relation to all of the documents governing the indebtedness that is secured by first-priority liens on the Collateral, in addition to the indenture). Upon the release of any subsidiary from its guarantee, if any, in accordance with the terms of the indenture governing the Notes, the lien on any pledged equity interests issued by such Guarantor and on any assets of such Guarantor will automatically terminate.
Summarized Financial Information
The summarized financial information below reflects the combined accounts of the Guarantors and Valaris (collectively, the “Obligors”), for the dates and periods indicated. The financial information is presented on a combined basis and intercompany balances and transactions between entities in the Obligor group have been eliminated.
Summarized Balance Sheet Information
	March 31, 2021	December 31, 2020
	Obligors	Obligors
	(In millions)
Assets
Current assets	$1,051.5	$901.8
Amounts due from non-guarantor subsidiaries, current	649.8	705.2
Amounts due from related party, current	14.0	20.5
Noncurrent assets	9,645.5	10,514.5
Amounts due from non-guarantor subsidiaries, noncurrent	4,879.2	4,879.2
Liabilities and Equity
Current liabilities	$422.3	$369.4
Amounts due to non-guarantor subsidiaries, current	818.7	865.5
Noncurrent liabilities	583.9	638.9
Amounts due to non-guarantor subsidiaries, noncurrent	8,406.9	8,403.6
Noncontrolling interest	(2.0)	(4.4)

Summarized Statement of Operations Information
	Three Months Ended March 31, 2021	Year Ended December 31, 2020
	Obligors	Obligors
	(In millions)
Operating revenues	$314.7	$1,554.5
Operating revenues from related party	17.8	63.0
Operating costs and expenses	1,147.0	5,750.1
Income (loss) from continuing operations	(849.1)	(3,686.6)
Net (income) loss attributable to noncontrolling interests	(2.4)	2.1
Net income (loss)	$(851.5)	$(3,684.5)

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Statements contained or incorporated by reference in this prospectus that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “likely,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements regarding expected financial performance; the effects of the Chapter 11 Cases; expected utilization, day rates, revenues, operating expenses, cash flows, contract terms, contract backlog, capital expenditures, insurance, financing and funding; the effect, impact, potential duration and other implications of the COVID-19 pandemic; the offshore drilling market, including supply and demand, customer drilling programs, stacking of rigs, effects of new rigs on the market and effects of declines in commodity prices; expected work commitments, awards and contracts; the timing of availability, delivery, mobilization, contract commencement or relocation or other movement of rigs and the timing thereof; future rig construction (including work in progress and completion thereof), enhancement, upgrade or repair and timing and cost thereof; the suitability of rigs for future contracts; performance of our joint venture with Saudi Arabian Oil Company (“Saudi Aramco”); expected divestitures of assets; general market, business and industry conditions, trends and outlook; future operations; the impact of increasing regulatory complexity; the outcome of tax disputes, assessments and settlements; synergies and expected additional cost savings; dividends; expense management; and the likely outcome of litigation, legal proceedings, investigations or insurance or other claims or contract disputes and the timing thereof.
Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, particularly in light of difficult market conditions, our projected negative cash flows in 2021 and highly leveraged balance sheet, including:
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the ongoing COVID-19 pandemic, the related public health measures implemented by governments worldwide, the duration and severity of the outbreak and its impact on global oil demand, the volatility in prices for oil and natural gas and the extent of disruptions to our operations;

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downtime or temporary shut down of operations of our rigs as a result of an outbreak of COVID-19 on one or more of our rigs;

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disruptions to the operations and business, as a result of the spread of COVID-19, of our key customers, suppliers and other counterparties, including impacts affecting our supply chain and logistics;

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disputes over production levels among members of the Organization of Petroleum Exporting Countries and other oil and gas producing nations, which could result in increased volatility in prices for oil and natural gas that could affect the markets for our services;

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decreases in levels of drilling activity and capital expenditures by our customers, whether as a result of the global capital markets and liquidity, prices of oil and natural gas or otherwise, which may cause us to idle or stack additional rigs;

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delays in contract commencement dates or cancellation, suspension, renegotiation or termination (with or without cause, including due to impacts of the COVID-19 pandemic) of drilling contracts or drilling programs as a result of general and industry-specific economic conditions, mechanical difficulties, performance or other reasons;

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the occurrence of cybersecurity incidents, attacks or other breaches to our information technology systems, including our rig operating systems;

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potential additional asset impairments;

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the adequacy of sources of liquidity for us and our customers;

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the reaction of our customers, prospective customers, suppliers and service providers to the Chapter 11 Cases and the related increased performance and credit risks associated with our constrained liquidity position and capital structure;

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our customers, in response to reduced oil price expectations, cancelling or shortening the duration of our drilling contracts, cancelling future drilling programs and seeking pricing and other contract concessions from us;

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our ability to attract and retain skilled personnel on commercially reasonable terms, whether due to labor regulations, unionization, or otherwise, or to retain employees as a result of the imposition of further public health measures due to the COVID-19 pandemic, our financial condition generally or as a result of the Chapter 11 Cases;

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internal control risk due to significant employee reductions;

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changes in worldwide rig supply and demand, competition or technology, including as a result of delivery of newbuild drilling rigs and governmental policies that could reduce demand for hydrocarbons, including mandating or incentivizing the conversion from internal combustion engine powered vehicles to electric-powered vehicles;

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downtime and other risks associated with offshore rig operations, including rig or equipment failure, damage and other unplanned repairs, the limited availability of transport vessels, hazards, self-imposed drilling limitations and other delays due to severe storms and hurricanes and the limited availability or high cost of insurance coverage for certain offshore perils, such as hurricanes in the Gulf of Mexico or associated removal of wreckage or debris;

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governmental action, terrorism, cyber-attacks, piracy, military action and political and economic uncertainties, including civil unrest, political demonstrations, mass strikes, or an escalation or additional outbreak of armed hostilities or other crises in oil or natural gas producing areas of the Middle East, North Africa, West Africa or other geographic areas, which may result in expropriation, nationalization, confiscation or deprivation or destruction of our assets; or suspension and/or termination of contracts based on force majeure events or adverse environmental safety events;

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risks inherent to shipyard rig construction, repair, modification or upgrades, unexpected delays in equipment delivery, engineering, design or commissioning issues following delivery, or changes in the commencement, completion or service dates;

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our ability to enter into, and the terms of, future drilling contracts, including contracts for our newbuild rigs and acquired rigs, for rigs currently idled and for rigs whose contracts are expiring;

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any failure to execute definitive contracts following announcements of letters of intent, letters of award or other expected work commitments;

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the outcome of litigation, legal proceedings, investigations or other claims or contract disputes, including any inability to collect receivables or resolve significant contractual or day rate disputes, and any renegotiation, nullification, cancellation or breach of contracts with customers or other parties;

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governmental regulatory, legislative and permitting requirements affecting drilling operations, including limitations on drilling locations (such as the Gulf of Mexico during hurricane season), limitations on new leases under the current moratorium on oil and gas leasing in U.S. federal lands and waters, and regulatory measures to limit or reduce greenhouse gas emissions;

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potential impacts on our business resulting from climate-change or greenhouse gas legislation or regulations, and the impact on our business from climate-change related physical changes or changes in weather patterns;

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new and future regulatory, legislative or permitting requirements, future lease sales, changes in laws, rules and regulations that have or may impose increased financial responsibility, additional oil spill abatement contingency plan capability requirements and other governmental actions that may result in claims of force majeure or otherwise adversely affect our existing drilling contracts, operations or financial results;

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environmental or other liabilities, risks, damages or losses, whether related to storms, hurricanes or other weather-related events (including wreckage or debris removal), collisions, groundings, blowouts, fires, explosions, other accidents, terrorism, cyber-attacks or otherwise, for which insurance coverage and contractual indemnities may be insufficient, unenforceable or otherwise unavailable;

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tax matters, including our effective tax rates, tax positions, results of audits, changes in tax laws, treaties and regulations, tax assessments and liabilities for taxes;

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our ability to realize the expected benefits of our joint venture with Saudi Aramco, including our ability to fund any required capital contributions or to enforce any payment obligations of the joint venture pursuant to outstanding shareholder notes receivable;

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activism by our securityholders;

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economic volatility and political, legal and tax uncertainties following the U.K. exit from the European Union; and

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adverse changes in foreign currency exchange rates, including their effect on the fair value measurement of any derivative instruments that we may enter into.

In addition to the numerous risks, uncertainties and assumptions described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our Annual Report on Form 10-K. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements, except as required by law. You should consider these risks and uncertainties when you are evaluating an investment in the Common Shares and Notes.

USE OF PROCEEDS
All of the Common Shares and Notes covered by this prospectus are being sold by the selling securityholders. See “Selling Securityholders.” We will not receive any proceeds from these sales of our Common Shares or Notes. We will pay all reasonable costs, fees and expenses incurred in effecting the registration of the Common Shares and Notes covered by this prospectus, including, without limitation, the SEC registration fee with respect to the Common Shares and Notes covered by this prospectus, reasonable fees and expenses of counsel, auditors and accountants and reasonable fees and expenses of underwriters to the extent customarily paid by issuers or sellers of securities.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
The following unaudited condensed consolidated pro forma information (the “Pro Forma Financial Statements”) is based on the historical Consolidated Financial Statements of the Company. The Unaudited Pro Forma Balance Sheet summarizes the impact of the reorganization, implementation of the Plan and “fresh start” accounting as if the effective date of emergence from bankruptcy had occurred on March 31, 2021. The estimated reorganization value is allocated to the assets and liabilities based upon their estimated fair values. The estimated fair values of certain assets and liabilities, including our drilling rigs and rig related equipment, long-term notes receivable from ARO, equity method investment, pension obligations, deferred taxes and contingencies require significant judgments and estimates and the Pro Forma Balance Sheet reflects those estimates reasonably determined at June 11, 2021. The Unaudited Pro Forma Statements of Operations for the year ended December 31, 2020 and for the three months ended March 31, 2021 summarize the impact of the reorganization, implementation of the Plan and “fresh start” accounting as if the effective date of emergence from bankruptcy had occurred on January 1, 2020, the beginning of the most recently completed fiscal year. Our historical financial statements will not be comparable to our financial statements after emergence from chapter 11 due to the effects of the Plan and the adoption and application of Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 852, Reorganizations (“ASC Topic 852”) under accounting principles generally accepted in the United States of America (“GAAP”). The Pro Forma Financial Information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” You should read the Pro Forma Financial Statements in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Risk Factors,” and our consolidated financial statements and related notes and other financial information included elsewhere or incorporated by reference in this prospectus.
We have prepared the Pro Forma Financial Statements for informational and illustrative purposes only and they do not purport to represent what the results of operations or financial condition would have been had the respective transactions actually occurred on the dates indicated, nor do we purport to project the results of operations or financial condition for any future period or as of any future date. The actual results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. See “Risk Factors.” Additionally, the value of shares may vary materially from the fair value of equity determined under GAAP.
Restructuring Support Agreement
On August 18, 2020, the Debtors entered into the Restructuring Support Agreement (the “RSA”) with certain senior note holders (the “Consenting Noteholders”). On February 5, 2021, the Debtors entered into the Amended RSA (the “Amended RSA”) with the Consenting Noteholders and certain holders of 100% of our commitments under our former revolving credit facility. Below is a summary of the treatment that the stakeholders of the Company received under the plan of reorganization pursuant to the terms of the Amended RSA:
•
Holders of the Company’s outstanding senior notes (“Senior Notes”) received their pro rata share of (1) approximately 39% of new common stock issued after consummation of the restructuring (the “New Equity”) and (2) approximately 97.6% of the subscription rights to participate in the rights offering (the “Rights Offering”) through which the Company offered $550 million of “Notes”, which includes the Backstop Premium (as defined below);

•
Holders of the Senior Notes who participated in the Rights Offering received their pro rata share of approximately 29.3% of the New Equity, together with the RCF Lenders (as defined below) who received their pro rata share of approximately 0.7% of the New Equity; and senior noteholders who agreed to backstop the Rights Offering received their pro rata share of approximately 2.63% of the New Equity, together with 0.07% of the New Equity reserved for RCF Lenders, approximately $48.8 million in Notes reserved for the holders of the Senior Notes and approximately $1.2 million in Notes reserved for the RCF Lenders (the “Backstop Premium”);

•
Senior noteholders, solely with respect to Pride International LLC’s (“Pride”) 6.875% senior notes due 2020 and 7.875% senior notes due 2040, Ensco International 7.20% Debentures due 2027, and the

Company’s 4.875% senior notes due 2022, 4.75% senior notes due 2024, 7.375% senior notes due 2025, 5.4% senior notes due 2042 and 5.85% senior notes due 2044, received an aggregate cash payment of $26 million in connection with settlement of certain alleged claims against the Company;
•
Lenders under the revolving credit facility (“RCF Lenders”) were provided an option to select between two alternative treatments: (1) the ability to participate on a pro rata basis in up to 14% of the Rights Offering plus a recovery of up to 30.8% of the New Equity and up to $45.0 million in cash, or (2) a pro rata recovery of up to 27.8% of the New Equity and up to $116.2 million in cash. Following the results of that election, the two RCF Lenders who chose to participate in the Rights Offering received their pro rata share of (1) approximately 5.3% of the New Equity, (2) approximately 2.4% of the Notes (and associated New Equity), (3) approximately $7.8 million in cash, and (iv) their pro rata share of the Backstop Premium. The RCF Lenders who entered into the Amended RSA and elected not to participate in the Rights Offering received their pro rata share of (1) approximately 23.0% of the New Equity, and (2) approximately $96.1 million in cash;

•
Holders of general unsecured claims will receive payment in full or reinstatement pursuant to the Bankruptcy Code (excluding claims against the entities party to, or guaranteeing, the new build contracts to be rejected by the Company, which shall receive their liquidation value unless otherwise agreed. See discussion of new build contracts below.); and

•
Holders of our existing Class A ordinary shares have each received their pro rata share of 7-year Warrants to purchase up to 7% of New Equity (subject to dilution), with a strike price set at a price per share equal to the value at which the senior noteholders would receive a 100% recovery on their claims including accrued interest up to the Petition Date, as applicable.

Backstop Commitment Agreement
On August 18, 2020, the Company entered into a Backstop Commitment Agreement (the “Initial BCA”) with the initial Backstop Parties (as defined by the Plan). The Initial BCA was amended on September 10, 2020, January 22, 2021 and February 5, 2021 (as so amended, the “Amended BCA”). Pursuant to the Amended BCA, each of the Backstop Parties purchased its pro-rata portion (based on an adjusted claims value) of (1) $187.5 million of the Notes held back for purchase by the Backstop Parties, (the “Holdback Notes”), (2) all of the Notes offered to Backstop Parties as part of the $312.5 million Notes offered to all claim holders (the “General Rights Offering”) and (3) the Notes not purchased by non-Backstop Parties in the General Rights Offering. Pursuant to the Amended BCA, certain holders of claims related to the revolving credit facility were entitled to, among other things, 2.427% of the Holdback Notes and the Notes (together with certain stapled participation equity) offered in the General Rights Offering, as well as a portion of the equity premium payable to all Backstop Parties consisting of 2.7% of New Equity and Backstop Premium payable in $50.0 million in Notes.
In each instance, 30% of the new shares issued and outstanding immediately after the Effective Date (subject to dilution by the Warrants and the Management Incentive Plan) were allocated proportionally to purchasers of the Notes for no additional consideration. Additionally, in exchange for providing the backstop commitments, the Company agreed to pay the Backstop Parties a Backstop Premium in an aggregate amount equal to $50.0 million payable in Notes on the Effective Date, in addition to 2.7% of New Equity. Further, the Debtors paid a commitment fee of $20.0 million, in cash prior to the August 19, 2020 (the “Petition Date”), which was loaned back to the reorganized company upon emergence. Therefore, upon emergence the Debtors received $520 million in cash in exchange for a $550 million note, which includes the Backstop Premium.
New Build Contract Amendment
We entered into amended agreements with the shipyard on February 26, 2021 that became effective upon our emergence from bankruptcy. The amendments provide for, among other things, an option construct whereby the Company has the right, but not the obligation, to take delivery of either or both rigs on or before December 31, 2023. Under the amended agreements, the purchase price for the rigs are estimated to be approximately $119.1 million for the VALARIS DS-13 and $218.3 million for the VALARIS DS-14, assuming a December 31, 2023 delivery date. Delivery can be requested any time prior to December 31,

2023 with a downward purchase price adjustment based on predetermined terms. If the Company elects not to purchase the rigs, the Company has no further obligations to the shipyard. The amended agreements remove any Company guarantee.
Pursuant to the amended agreements, the delivery dates were extended, the guarantee was released, we transferred title of certain equipment to the shipyard and issued 375,000 shares of New Equity to the shipyard. The equity issued pursuant to this arrangement can be put to the Company for $8 million of consideration, included in the purchase price above, for each rig, should we choose to take delivery.

VALARIS LIMITED (DEBTOR-IN-POSSESSION)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2021
(In millions)
		Transaction Accounting Adjustments
	Historical	Reorganization Adjustments	Fresh Start Adjustments	Pro Forma
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$292	$329(a)	$—	$621
Accounts receivable, net	450	—	—	450
Other	383	43(b)	(284)(j)	142
Total current assets	1,125	372	(284)	1,213
PROPERTY AND EQUIPMENT, NET	10,084	(418)(c)	(8,733)(k)	933
LONG-TERM NOTES RECEIVABLE FROM ARO	443	—	(305)(l)	138
INVESTMENT IN ARO	123	—	35(m)	158
OTHER ASSETS	172	(14)(d)	8(n)	166
	$11,947	$(60)	$(9,279)	$2,608
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable — trade	$177	$—	$—	$177
Accrued liabilities and other	290	21(e)	(64)(o)	247
Total current liabilities	467	21	(64)	424
LONG-TERM DEBT	—	525(f)	—	525
OTHER LIABILITIES	705	(46)(g)	(85)(p)	574
Total liabilities not subject to compromise	1,172	500	(149)	1,523
LIABILITIES SUBJECT TO COMPROMISE	7,314	(7,314)(h)	—	—
TOTAL EQUITY	3,461	6,754(i)	(9,130)(q)	1,085
	$11,947	$(60)	$(9,279)	$2,608
The accompanying notes are an integral part to these unaudited pro forma condensed consolidated financial statements.

VALARIS LIMITED (DEBTOR-IN-POSSESSION)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2021
(In millions, except per share amounts)
		Transaction Accounting Adjustments
	Historical	Reorganization Adjustments	Fresh Start Adjustments	Pro Forma
OPERATING REVENUES	$307	$—	$(1)(d)	$306
OPERATING EXPENSES
Contract drilling (exclusive of depreciation)	252	(5)(a)	(11)(e)	236
Loss on impairment	757	—	(757)(f)	—
Depreciation	122	—	(97)(g)	25
General and administrative	24	(2)(b)	—	22
	1,155	(7)	(865)	283
EQUITY IN EARNINGS OF ARO	2	—	6(i)	8
OPERATING INCOME (LOSS)	(846)	7	870	31
OTHER INCOME (EXPENSE), NET	(30)	41(c)	9(j)	20
INCOME (LOSS) BEFORE INCOME TAX	(876)	48	879	51
PROVISION FOR INCOME TAX	32	—	—	32
NET INCOME (LOSS)	(908)	48	879	19
NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST	(2)	—	—	(2)
NET INCOME (LOSS) ATTRIBUTABLE TO VALARIS	$(910)	$48	$879	$17
INCOME (LOSS) PER SHARE
Basic and diluted	$(4.56)			$0.23
WEIGHTED — AVERAGE SHARES OUTSTANDING
Basic and diluted	200			75
The accompanying notes are an integral part to these unaudited pro forma condensed consolidated financial statements.

VALARIS LIMITED (DEBTOR-IN-POSSESSION)
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020
(In millions, except per share amounts)
		Transaction Accounting Adjustments
	Historical	Reorganization Adjustments	Fresh Start Adjustments	Pro Forma
OPERATING REVENUES	$1,427	$—	$(47)(d)	$1,380
OPERATING EXPENSES
Contract drilling (exclusive of depreciation)	1,459	(24)(a)	(99)(e)	1,336
Loss on impairment	3,646	—	(3,646)(f)	—
Depreciation	540	—	(438)(g)	102
General and administrative	215	(77)(b)	(4)(h)	134
	5,860	(101)	(4,187)	1,572
OTHER OPERATING INCOME	118	—	—	118
EQUITY IN LOSSES OF ARO	(8)	—	44(i)	36
OPERATING INCOME (LOSS)	(4,323)	101	4,184	(38)
OTHER INCOME (EXPENSE), NET	(794)	766(c)	33(j)	5
INCOME (LOSS) BEFORE INCOME TAX	(5,117)	867	4,217	(33)
BENEFIT FOR INCOME TAX	(259)	—	(23)(k)	(282)
NET INCOME (LOSS)	(4,858)	867	4,240	249
NET LOSS ATTRIBUTABLE TO NONCONTROLLING INTEREST	2	—	—	2
NET INCOME (LOSS) ATTRIBUTABLE TO VALARIS	$(4,856)	$867	$4,240	$251
INCOME (LOSS) PER SHARE
Basic and diluted	$(24.42)			$3.35
WEIGHTED — AVERAGE SHARES OUTSTANDING
Basic and diluted	199			75
The accompanying notes are an integral part to these unaudited pro forma condensed consolidated financial statements.

Note 1 — Balance Sheet Pro Forma Adjustments
Reorganization Adjustments
(a)
Cash

Reflects the following cash pro forma adjustments (in millions):
Receipt of cash for Notes	$500
Loan proceeds from backstop lenders	20
Funds received for liquidation of rabbi trust related to certain employee benefits	19
Payments to holders of former revolving credit facility and Senior Notes	(130)
Transfer of funds for payment of certain professional fees to escrow account	(43)
Payment for certain professional fees	(29)
Various other	(8)
$329

(b)
Other current assets

Primarily reflects the pro forma adjustment to record the funding of certain professional fees, which will be held in escrow until billings from professionals have been received.
(c)
Property & Equipment, net

Reflects the following pro forma adjustment to remove $418 million of work-in-process related to the VALARIS DS-13 and VALARIS DS-14 (the “newbuild rigs”). These values have been removed from property & equipment, net, based on the terms of the amended agreements with Daewoo Shipbuilding & Marine Engineering Co., Ltd (the “Shipyard”). The amendments provide for, among other things, an option construct whereby the Company has the right, but not the obligation, to take delivery of either or both rigs on or before December 31, 2023. As a result of the option to take delivery, we removed the historical newbuild rig values from the balance sheet.
(d)
Other assets

Reflects the following pro forma adjustments (in millions):
Liquidation of rabbi trust related to certain employee benefits	$(17)
Elimination of right-of-use asset associated with newbuild rigs	(6)
Fair value of options to purchase newbuild rigs	9
$(14)
Our Valaris supplemental executive retirement plans (the “SERPs”) were non-qualified plans that provided eligible employees an opportunity to defer a portion of their compensation for use after retirement. The SERPs were frozen to the entry of new participants in November 2019 and to future compensation deferrals as of January 1, 2020. Upon emergence, assets previously held in a rabbi trust maintained for the SERP were liquidated and the SERPs were amended.
We previously considered the newbuild rigs’ stacking locations as leased locations. However, under the amended agreements, these arrangements are no longer considered leases. Additionally, upon effectiveness of the Plan, the amended agreement provides the Company with the options to purchase the newbuild rigs.

(e)
Accrued liabilities and other

Reflects the following pro forma adjustments (in millions):
Professional fees incurred upon emergence	$26
Remaining professional fees to be incurred in future periods	18
Pre-emergence professional fees paid upon emergence	(13)
Elimination of lease liability associated with newbuild rigs	(6)
Elimination of accrued holding costs associated with newbuild rigs	(4)
$21
The pro forma adjustments for accrued liabilities primarily relate to payment of professional fees incurred prior to or as a result of emergence. Additionally, in accordance with the amended agreement with the Shipyard, we have eliminated the historical lease liability associated with the berthing location of VALARIS DS-13 and VALARIS DS-14. Additionally, accrued holding costs have been eliminated as a result of the amendments executed upon emergence.
(f)
Long-term debt

Reflects the pro forma adjustment to record the issuance of the $550 million aggregate principal amount of Notes and debt issuance costs of $25 million.
(g)
Other liabilities

Reflects the following pro forma adjustments (in millions):
Elimination of construction contract intangible liabilities associated with newbuild rigs	$(50)
Fair value of equity put options issued to the shipyard	10
Various other	(6)
$(46)
The pro forma adjustments to other liabilities primarily relate to the elimination of construction contract intangibles associated with the newbuild rigs. These construction contract intangible liabilities were associated with the previous contact that has now been amended. As the amended contract is structured as an option whereby we have the right, not the obligation to take delivery of the rig, there is no longer an intangible liability associated with the contract and it has been eliminated from the pro forma financial statements.
The pro forma adjustments reflect a liability related to the ability, under the amended agreements with the shipyard, for the equity issued pursuant to this arrangement to be put to the Company for $8 million of consideration for each rig, should we choose to take delivery.
(h)
Liabilities subject to compromise

Reflects the following pro forma adjustments (in millions):
Settlement of liabilities subject to compromise in exchange for New Equity	$(7,170)
Payment to holders of former revolving credit facility and Senior Notes as contemplated in the Plan	(130)
Elimination of prepetition liabilities associated with newbuild rigs	(14)
$(7,314)

(i)
Total equity

Represents the pro forma adjustments to total equity as follows (in millions):
Elimination of historical common stock, additional paid in capital and accumulated other comprehensive income	$5,769
Valaris Limited shares issued in excess of par value	1,018
Valaris Limited share issued, par value	1
Various professional fees incurred upon emergence	(34)
$6,754
The fair value of Warrants granted to former shareholders under the Plan is insignificant.
Fresh Start Adjustments
(j)
Other current assets

Reflects the pro forma adjustments to record the estimated fair value of other current assets as follows (in millions):
Elimination of materials and supplies	$(270)
Elimination of historical deferred contract drilling expenses	(15)
Various other	1
$(284)
Primarily reflects the pro forma adjustment to eliminate the Valaris historical balance for materials and supplies as the result of a change in accounting policy upon emergence. Historically, Valaris recognized materials and supplies on the balance sheet when purchased and subsequently expensed items when consumed. However, upon emergence, Valaris implemented a change in the policy and going forward materials and supplies will be expensed as a period cost when received for use.
The pro forma adjustment for the elimination of historical deferred contract drilling expenses primarily relates to deferred mobilization costs and deferred contract preparation costs. Costs incurred for mobilization and contract preparation prior to the commencement of drilling services are deferred and subsequently amortized over the term of the related drilling contract. These deferred costs have no future economic benefit to Valaris and are eliminated from the pro forma financial statements.
(k)
Property and equipment, net

Reflects the pro forma adjustments to historical amounts to record the estimated fair value of property and equipment. We estimated the fair value of the rigs and equipment primarily by applying an income approach, using projected discounted cash flows, a risk-adjusted discount rate and an estimated effective income tax rate. The fair value of our property and equipment includes an adjustment to reconcile to our reorganization value.
(l)
Long-term notes receivable from ARO

Reflects the pro forma adjustment to record the estimated fair value of the long-term notes receivable from Saudi Aramco Rowan Offshore Drilling Company (“ARO”). We estimated the fair value of the notes primarily by applying an income approach, using projected discounted cash flows of the interest income and principal payments and a risk-adjusted discount rate.
(m)
Investment in ARO

Reflects the pro forma adjustment to record the estimated fair value of the equity investment in ARO. We estimated the fair value of the equity investment in ARO primarily by applying an income approach, using projected discounted cash flows of the underlying assets of ARO, a risk-adjusted discount rate and an estimated effective income tax rate.

(n)
Other assets

Reflects the pro forma adjustments to record the estimated fair value of other assets as follows (in millions):
Elimination of historical deferred contract drilling expenses	$(17)
Deferred tax impacts of certain pro forma adjustments	20
Estimated fair value of contracts with customers	8
Various other	(3)
$8
The pro forma adjustment to eliminate historical deferred contract drilling expenses reflects the noncurrent portion of historical deferred contract drilling expenses described in (j) above.
The pro forma adjustment to record the estimated fair value of contracts with customers represents the intangible assets recognized for firm customer contracts in place at the pro forma balance sheet date that have favorable contract terms as compared to current market day rates for comparable drilling rigs. The various factors considered in the pro forma adjustment are (1) the contracted day rate for each contract, (2) the remaining term of each contract, (3) the rig class and (4) the market conditions for each respective rig class at the pro forma balance sheet date. The intangible assets are computed based on the present value of the difference in cash inflows over the remaining contract term as compared to a hypothetical contract with the same remaining term at an estimated current market day rate using a risk-adjusted discount rate and an estimated effective income tax rate. This balance will be amortized to operating revenues on a straight-line basis.
The pro forma adjustment for deferred income tax assets represents the estimated incremental deferred income taxes, which reflects the tax effect of the differences between the estimated fair value certain assets and liabilities recorded under fresh start accounting and the carryover tax basis of those assets and liabilities.
(o)
Accrued liabilities and other

Reflects the pro forma adjustments to record the estimated fair value of current liabilities as follows (in millions):
Elimination of customer payable balance	$(37)
Elimination of historical deferred revenues	(26)
Deferred tax impacts of certain pro forma adjustments	(1)
$(64)
The pro forma adjustment to eliminate the customer payable balance is related to the change in accounting policy for a contract with a customer whereby we will record a net amount receivable from or payable to the customer for amounts due at the end of the contract as opposed to on a gross basis.
The pro forma adjustment to eliminate historical deferred revenues is primarily related to amounts previously received for the reimbursement for capital upgrades, upfront contract deferral fees and mobilization, Such amounts are deferred and subsequently amortized over the term of the related drilling contract. The deferred revenue does not represent future performance obligations of Valaris and are eliminated from the pro forma financial statements.
The pro forma adjustment for deferred income tax liabilities represents the estimated incremental deferred income taxes, which reflects the tax effect of the differences between the estimated fair value certain assets and liabilities recorded under fresh start accounting and the carryover tax basis of those assets and liabilities.

(p)
Other liabilities

Reflects the pro forma adjustments to record the estimated fair value of other liabilities as follows (in millions):
Adjustment to fair value of pension and other post-retirement plan liabilities	$(83)
Elimination of historical deferred revenue	(6)
Deferred tax impacts of certain pro forma adjustments	(2)
Estimated fair values of contracts with customers	4
Various other	2
$(85)
The pro forma adjustment to fair value pension and other post-retirement plan liabilities results from the remeasurement of the pension and other post-retirement benefit plans at the emergence date.
The pro forma adjustment to eliminate deferred revenues reflects the noncurrent portion of deferred revenues described in (o) above.
The pro forma adjustment for deferred income tax liabilities represents the estimated incremental deferred income taxes, which reflects the tax effect of the differences between the estimated fair value certain assets and liabilities recorded under fresh start accounting and the carryover tax basis of those assets and liabilities.
The pro forma adjustment to record the estimated fair value of contracts with customers reflects the intangible liabilities recognized for firm customer contracts that have unfavorable contract terms as compared to current market day rates for comparable assets. The various factors considered in the pro forma adjustment are (1) the contracted day rate for each contract, (2) the remaining term of each contract, (3) the rig class and (4) the market conditions for each respective rig class at the pro forma balance sheet date. The intangible liabilities are computed based on the present value of the difference in cash inflows over the remaining contract term as compared to a hypothetical contract with the same remaining term at an estimated current market day rate using a risk-adjusted discount rate and an estimated effective income tax rate. This balance will be amortized to operating revenues over the respective remaining contract terms on a straight-line basis.
(q)
Total equity

The pro forma adjustment represents the elimination of Valaris’ historical retained earnings related to the impact of fair value fresh start adjustments.
Note 2 — Statements Of Operations Pro Forma Adjustments
Reorganization Adjustments
(a)
Contract drilling expense

Represents the pro forma adjustments to contract drilling expense as follows (in millions):
	Three Months Ended March 31, 2021	Twelve Months Ended December 31, 2020
Remove holding costs associated with newbuild rigs	$(3)	$(12)
Eliminate stock based compensation recognized in previous periods	(2)	(11)
Various other	—	(1)
	$(5)	$(24)
The pro forma adjustments remove previously recognized expense associated with holding costs of the VALARIS DS-13 and VALARIS DS-14 given that these costs are no longer considered in the amended agreement with the shipyard.

The pro forma adjustments remove previously recognized stock based compensation expense given that all unvested stock awards were cancelled pursuant to the Plan.
(b)
General and Administrative expense

Represents the pro forma adjustments to general and administrative expense as follows (in millions):
	Three Months Ended March 31, 2021	Twelve Months Ended December 31, 2020
Elimination of pre-petition professional fees	$—	$(65)
Elimination of previously recognized stock based compensation expense	(2)	(10)
Various other	$—	$(2)
	$(2)	$(77)
The pro forma adjustments remove previously recognized pre-petition professional fees associated with the Plan.
The pro forma adjustments remove previously recognized stock based compensation expense given that all unvested stock awards were cancelled pursuant to the Plan.
(c)
Other expense, net

Represents the pro forma adjustments to other expense, net as follows (in millions):
	Three Months Ended March 31, 2021	Twelve Months Ended December 31, 2020
Elimination of reorganization items, net	$52	$528
Eliminate interest expense and finance costs related to Senior Notes	—	273
Eliminate interest expense and finance costs related to former revolving credit facility	—	17
Interest expense related to the Notes	(12)	(49)
Various other	1	(3)
	$41	$766
The pro forma adjustments eliminate previously recognized reorganization expense for expenditures, gains and losses realized or incurred as of or subsequent to the Petition Date that are the direct result of the Chapter 11 Cases. These costs include legal and other professional advisory service fees pertaining to the Chapter 11 Cases, all adjustments made to the carrying amount of certain pre-petition liabilities reflecting claims allowed by the Bankruptcy Court, contract items related to rejecting and amending certain operating leases (“Contract items”) and debtor-in-possession facility fees.
The pro forma adjustments eliminate previously recognized interest expense, inclusive of amortization of debt issuance costs and debt discounts/premiums, associated with our Senior Notes and revolving credit facility which were converted to equity, outside of $130 million that was settled in cash, all in accordance with the Plan. Also reflected is the pro forma interest at the stated cash rate of 8.25% for our Notes issued as our exit financing as well as pro forma amortization on $25 million in debt issuance cost. Interest on the Notes accrues, at Valaris’s option, at a rate of: (i) 8.25% per annum, payable in cash; (ii) 10.25% per annum, with 50% of such interest to be payable in cash and 50% of such interest to be paid in kind; or (iii) 12% per annum, with the entirety of such interest to be paid in kind.
Fresh Start Adjustments
(d)
Operating revenues

Reflects the elimination of revenue associated with rigs sold after the periods presented herein. Additionally, reflects the pro forma adjustments for the amortization of intangible assets and liabilities associated with the estimated fair value of our contracts with customers, offset by the elimination of previously recognized amortization of historical intangible assets and liabilities.
(e)
Contract drilling expense

Represents the pro forma adjustments to contract drilling expense as follows (in millions):
	Three Months Ended March 31, 2021	Twelve Months Ended December 31, 2020
Elimination of contract drilling expense for rigs sold	$—	$(62)
Elimination of charges for materials and supplies	(11)	(37)
	$(11)	$(99)
Reflects the elimination of contract drilling expense associated with rigs sold after the periods presented herein, including the elimination of any gains or losses on the sale of such rigs.
Reflects pro forma adjustments to reflect a change in our accounting policy election upon emergence to expense materials and supplies as a period cost when received.
(f)
Loss on impairment

The pro forma adjustments eliminate previously recognized losses on impairment. A portion of these impairment losses related to rigs sold subsequent to January 1, 2020. The remaining impairment losses relate to assets that would not have been impaired had fresh start values been used for carrying values.
(g)
Depreciation

Reflects the elimination of all of our previously recorded depreciation expense for the periods presented. Additionally, reflects the pro forma adjustment for depreciation of our assets at emergence. The pro forma depreciation adjustment relates to the estimated fresh start fair value of our assets, primarily drilling rigs and related equipment, after adjusting depreciable lives and salvage values. Pro forma depreciation expense reflects an accounting policy change at emergence to componentize certain rig-related assets with useful lives ranging from 5-35 years based on the expected period such component will provide economic benefit.
(h)
General and Administrative

Reflects the elimination of rent expense associated with certain leases rejected or amended.
(i)
Equity in earnings of unconsolidated subsidiary

Reflects the pro forma adjustments to equity in earnings of ARO. The pro forma adjustment reflects the elimination of previously recorded amortization of the estimated fair value basis difference between the equity investment and the carrying values of the underlying net assets of ARO and records the pro forma amortization of the estimated fresh start fair value basis difference between the equity investment and the carrying values of the underlying net assets of ARO as of the pro forma balance sheet date.
(j)
Other expense, net

Represents the pro forma adjustments to other expense, net as follows (in millions):
	Three Months Ended March 31, 2021	Twelve Months Ended December 31, 2020
Amortization of ARO shareholder note valuation adjustment	$9	$37
Elimination of (income) expense related to defined benefit plans settlements, curtailments and amortization into earnings from accumulated other comprehensive income	—	(4)
	$9	$33
Reflects the pro forma adjustment related to the amortization of the fresh start fair value adjustment to our ARO shareholder notes.

Reflects the pro forma adjustment to eliminate net income related to previously recorded settlements, curtailments and reclassifications to earning from accumulated other comprehensive income related to our defined benefit plans.
(k)
Benefit for income taxes

Reflects the recognition of the pro forma adjustment to deferred taxes related to fresh start accounting adjustments.

DETERMINATION OF OFFERING PRICE
The selling securityholders will determine at what price they may sell the Common Shares and Notes offered by this prospectus, and such sales may be made at fixed prices, prevailing market prices at the time of the sale, varying prices determined at the time of sale, or negotiated prices.

MARKET FOR THE SECURITIES
Our Common Shares and Warrants are quoted on the NYSE under the symbol VAL and VAL WS, respectively, and have been trading since May 3, 2021. No established public trading market existed for our Common Shares or Warrants prior to May 3, 2021. There is currently no established public trading market for the Notes, and there can be no assurance that a public trading market will develop. As of June 7, 2021, we had $550 million aggregate Notes outstanding and, based on information provided by DTC, 73 securityholders of record held our Notes with Cede & Co. as nominee of DTC. As of June 11, 2021, we had 75,000,001 Common Shares issued and outstanding and, based on information provided by our transfer agent, 203 holders of record held our Common Shares with Cede & Co. as nominee of DTC.
We have filed a registration statement on Form S-8 under the Securities Act to register 10,752,688 Common Shares pursuant to the MIP. This registration statement on Form S-8 was effective upon filing. Accordingly, Common Shares registered under such registration statement may be made available for sale in the open market following the effective date, unless such shares are subject to vesting restrictions with us, lock-up restrictions or Rule 144 restrictions applicable to our affiliates.

DIVIDEND POLICY
We currently do not pay cash dividends on our Common Shares. We currently intend to use cash flow from future operations to fund and develop our business. Any future dividend payments are restricted by the terms of the indenture governing the Notes and the related collateral documents.
In addition, pursuant to Bermuda law, a company may not declare or pay dividends, or make distributions out of contributed surplus, if there are reasonable grounds for believing that (1) the company is, or would after the payment be, unable to pay its liabilities as they become due or (2) the realizable value of its assets would thereby be less than its liabilities. “Contributed surplus” is defined for purposes of section 54 of the Companies Act 1981 of Bermuda (the “Companies Act”) to include the proceeds arising from donated shares, credits resulting from the redemption or conversion of shares at less than the amount set up as nominal capital and donations of cash and other assets to the company.

SELLING SECURITYHOLDERS
This prospectus covers the offering for resale of up to an aggregate of 16,991,293 Common Shares and $560,758,443 aggregate principal amount of Notes (assuming interest on the Notes is paid-in-kind through maturity) that may be offered and sold from time to time under this prospectus by the selling securityholders identified below, subject in the case of the Common Shares to any appropriate adjustment as a result of any share dividend, share split or distribution, or in connection with a combination of shares, and any security into which the Common Shares shall have been converted or exchanged in connection with a recapitalization, reorganization, reclassification, merger, amalgamation, consolidation, exchange, distribution or otherwise.
The selling securityholders acquired the Common Shares and Notes offered hereby either in connection with our emergence from bankruptcy on April 30, 2021 or in open market purchases. On April 30, 2021, we entered into the Registration Rights Agreements with the selling securityholders pursuant to which we were obligated to prepare and file a registration statement to permit the resale of certain Common Shares and Notes held by the selling securityholders from time to time as permitted by Rule 415 promulgated under the Securities Act of 1933, as amended.
We have prepared the information immediately following this paragraph, the table and the related notes based on information supplied to us by the selling securityholders and such information is as of June 2, 2021 (except as otherwise noted). We have not sought to verify such information. We believe, based on information supplied by the selling securityholders, that except as may otherwise be indicated in the footnotes to the table below, the selling securityholders have sole voting and dispositive power with respect to the Common Shares reported as beneficially owned by them. Because the selling securityholders identified in the table may sell some or all of the Common Shares or Notes owned by them which are included in this prospectus, and because there are currently no agreements, arrangements or understandings with respect to the sale of any of the Common Shares or Notes, no estimate can be given as to the number of the Common Shares or Notes available for resale hereby that will be held by the selling securityholders upon termination of this offering. In addition, the selling securityholders may have sold, transferred or otherwise disposed of, or may sell, transfer or otherwise dispose of, at any time and from time to time, the Common Shares or Notes they hold in transactions exempt from the registration requirements of the Securities Act after the date on which the selling securityholders provided the information set forth on the table below. We have, therefore, assumed for the purposes of the following table, that the selling securityholders will sell all of the Common Shares and Notes beneficially owned by them that are covered by this prospectus. The selling securityholders are not obligated to sell any of the Common Shares or Notes offered by this prospectus. The percent of beneficial ownership for the selling securityholders is based on 75,000,001 Common Shares issued and outstanding as of June 11, 2021.
Certain selling securityholders are affiliates of broker-dealers (but are not themselves broker-dealers). Each of these broker-dealer affiliates purchased the securities identified in the table as beneficially owned by it in the ordinary course of business and, at the time of that purchase, had no agreements or understandings, directly or indirectly, with any person to distribute those securities. These broker-dealer affiliates did not receive the securities to be sold in the offering as underwriting compensation.

	Notes Beneficially Owned Prior to the Offering		Notes Offered Hereby	Notes Beneficially Owned After Completion of the Offering(2)		Common Shares Beneficially Owned Prior to the Offering(1)		Common Shares Offered Hereby	Common Shares Beneficially Owned After Completion of the Offering(2)
	Principal Amount	Percentage		Principal Amount	Percentage	Number	Percentage		Number	Percentage
Selling Securityholders:
Aurelius Capital Master, Ltd.(3)	$22,856,000.00	4.16%	$11,896,000.00	—	—	1,662,249	2.22%	535,320	—	—
Brigade Funds(4)	$24,494,000.00	4.45%	$11,530,000.00	—	—	1,937,587	2.58%	518,850	—	—
Canyon Funds(5)	$42,326,000.00	7.70%	$18,355,000.00	—	—	3,573,242	4.76%	915,975	—	—
Goldentree Funds(6)	$88,654,000.00	16.12%	$30,413,000.00	—	—	7,245,499	9.66%	1,368,585	—	—
King Street Funds(7)	$37,043,000.00	6.74%	$14,997,000.00	—	—	3,289,129	4.39%	—	—	—
NIBC Bank N.V.(8)	$1,899,000.00	*	$820,000.00	—	—	654,264	*	36,105	—	—
Lodbrok Capital Funds(9)	$42,739,000.00	7.77%	$18,025,000.00	—	—	3,694,362	4.93%	811,125	—	—
Oak Hill Funds(10)	$75,066,000.00	13.65%	$75,066,000.00	—	—	8,975,342	11.97%	8,975,342	—	—
Oaktree Opportunities Fund Xb Holdings (Cayman), L.P.(11)	$9,290,000.00	1.69%	$7,119,000.00	—	—	1,400,540	1.87%	320,355	—	—
Investors for which Pacific Investment Management Company LLC serves as investment manager, adviser or sub-adviser(12)	$43,851,000.00	7.97%	$18,663,000.00	—	—	3,724,296	4.97%	839,835	—	—
Whitebox Funds(13)	$31,918,000.00	5.80%	$14,011,000.00	—	—	2,656,041	3.54%	630,495	—	—
Altana Funds(14)	$504,000.00	*	$255,000.00	—	—	60,435	*	11,475	—	—
Aristeia Funds(15)	$2,571,000.00	*	$1,292,000.00	—	—	272,883	*	58,140	—	—
Avenue Energy Opportunities Fund II AIV, L.P.(16)	$3,385,000.00	*	$1,718,000.00	—	—	324,999	*	77,310	—	—
Glendon Capital Funds(17)	$17,332,000.00	3.15%	$8,796,000.00	—	—	1,664,083	2.22%	395,820	—	—
Goldman Sachs Asset Management Funds(18)	$556,000.00	*	$556,000.00	—	—	119,750	*	25,020	—	—
Sunrise Partners Limited Partnership(19)	$2,173,000.00	*	—	—	—	178,303	*	89,055	—	—
Sefton Place Fund(20)	$70,000.00	*	$70,000.00	—	—	22,146	*	3,150	—	—
Shah Capital Opportunity Fund LP(21)	$2,741,000.00	*	$1,391,000.00	—	—	373,595	*	62,595	—	—
Sierra Pacific Securities, LLC(22)	$34,000.00	*	$34,000.00	—	—	—	—	—	—	—
South Dakota Retirement System(23)	$1,285,000.00	*	$500,000.00	—	—	136,468	*	22,500	—	—
Taconic Capital Funds(24)	$14,730,000.00	2.68%	$8,124,000.00	—	—	1,308,089	1.74%	365,580	—	—
Wilhelmsen Funds(25)	$172,000.00	*	$87,000.00	—	—	16,546	*	3,915	—	—
Wolverine Flagship Fund Trading Limited(26)	$5,152,000.00	*	$4,227,000.00	—	—	181,148	*	43,740	—	—
DNB Capital LLC(27)	$11,451,000.00	2.08%	—	—	—	3,546,037	4.73%	510,611	—	—
Funds managed by Diameter Capital Partners LP(28)	—	—	—	—	—	280,485	*	280,485	—	—
Q5-R5 Trading, Ltd.(29)	$—	—	—	—	—	87,210	*	87,210	—	—
Robert S. Natale	$35,000.00	*	$17,000.00	—	—	2,373	*	—	—	—
Sherwin Roy Gilbert	$4,000.00	*	$2,000.00	—	—	300	*	—	—	—
Masa Serdaveric	$60,000.00	*	$60,000.00	—	—	3,218	*	2,700	—	—

*
Less than 1%.

(1)
The amounts and percentages of Common Shares beneficially owned are reported on the basis of regulations of the Commission governing the determination of beneficial ownership of securities. Under the rules of the Commission, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.
(2)
Assumes the selling securityholders sell all of the Notes and Common Shares beneficially owned and do not acquire beneficial ownership of any additional Common Shares or Notes.

(3)
The beneficial owner and selling securityholder is Aurelius Capital Master, Ltd., an exempted company incorporated in the Cayman Islands, which is controlled by its board of directors. The address for Aurelius Capital Master, Ltd. is 535 Madison Avenue, 31st Floor, New York, NY 10022.

(4)
Consists of (i) 13,978 Common Shares and $179,000 principal amount of Notes owned by Future Directions Credit Opportunities Fund, (ii) 145,596 Common Shares and $1,875,000 principal amount of Notes owned by Brigade Credit Fund II Ltd, (iii) 3,043 Common Shares and $37,000 principal amount of Notes owned by Brigade Diversified Credit CIT, (iv) 4,107 Common Shares and $52,000 principal amount of Notes owned by Big River Group Fund SPC LLC, (v) 38,474 Common Shares and $476,000 principal amount of Notes owned by Blue Falcon Limited, (vi) 3,346 Common Shares and $42,000 principal amount of Notes owned by City of Phoenix Employees’ Retirement Plan, (vii) 5,875 Common Shares and $73,000 principal amount of Notes owned by Delta Master Trust, (viii) 402,783 Common Shares and $5,161,000 principal amount of Notes owned by Brigade Distressed Value Master Fund Ltd., (xi) 18,871 Common Shares and $241,000 principal amount of Notes owned by FedEx Corporation Employees’ Pension Trust, (xii) 5,348 Common Shares and $66,000 principal amount of Notes owned by Northrop Grumman Pension Master Trust, (xiii) 9,008 Common Shares and $112,000 principal amount of Notes owned by Goldman Sachs Trust II — Goldman Sachs Multi Manager Non-Core Fixed Income Fund, (xiv) 17,163 Common Shares and $222,000 principal amount of Notes owned by Illinois State Board of Investment, (xv) 3,515 Common Shares and $44,000 principal amount of Notes owned by FCA Canada Inc. Elected Master Trust, (xvi) 10,564 Common Shares and $131,000 principal amount of Notes owned by FCA US LLC Master Retirement Trust, (xvii) 5,003 Common Shares and $63,000 principal amount of Notes owned by JPMorgan Chase Retirement Plan Brigade, (xviii) 35,927 Common Shares and $459,000 principal amount of Notes owned by Los Angeles County Employees Retirement Association, (xix) 798,298 Common Shares and $10,346,000 principal amount of Notes owned by Brigade Leveraged Capital Structures Fund Ltd., (xx) 30,349 Common Shares and $375,000 principal amount of Notes owned by Mediolanum Best Brands, (xxi) 159,056 Common Shares and $2,061,000 principal amount of Notes owned by Panther BCM LLC, (xxii) 3,775 Common Shares and $58,000 principal amount of Notes owned by New York City Fire Department Pension Fund, Subchapter Two, (xxiii) 4,929 Common Shares and $50,000 principal amount of Notes owned by New York City Fire Department Pension Fund, Subchapter 2, (xxiv) 19,848 Common Shares and $245,000 principal amount of Notes owned by Teachers’ Retirement System of the City of New York, (xxv) 12,051 Common Shares and $155,000 principal amount of Notes owned by SC CREDIT OPPORTUNITIES MANDATE, LLC, (xxvi) 6,557 Common Shares and $81,000 principal amount of Notes owned by U.S. High Yield Bond Fund, (xxvii) 17,707 Common Shares and $219,000 principal amount of Notes owned by SEI Global Master Fund Plc the SEI High Yield Fixed Income Fund, (xxviii) 42,781 Common Shares and $529,000 principal amount of Notes owned by SEI Institutional Investments Trust-High Yield Bond Fund, (xxix) 2,471 Common Shares and $31,000 principal amount of Notes owned by SEI Institutional Managed Trust — Multi-Strategy Alternative Fund, (xxx) 27,523 Common Shares and $341,000 principal amount of Notes owned by SEI Institutional Managed Trust-High Yield Bond Fund, (xxxi) 22,521 Common Shares and $289,000 principal amount of Notes owned by The Coca-Cola Company Master Retirement Fund, (xxxii) 31,533 Common Shares and $226,000 principal amount of Notes owned by St. James’s Place Diversified Bond Unit Trust, (xxxii) 14,826 Common Shares and $106,000 principal amount of Notes owned by SAS Trustee Corporation and (xxxiv) 20,761 Common Shares and $149,000 principal amount of Notes owned by TCorpIM High Yield Fund (Collectively, the “Brigade Funds”). This information being as of May 28, 2021. Donald E. Morgan III is the managing member for Brigade Capital Management, LP’s General Partner. The

address for the Brigade Funds is c/o Brigade Capital Management, 399 Park Avenue, 16th Floor, New York, NY 10022.
(5)
Consists of (i) 69,179 Common Shares and $495,000 principal amount of Notes owned by Canyon-ASP Fund, L.P., (ii) 622,064 Common Shares and $7,813,000 principal amount of Notes owned by Canyon Balanced Master Fund, Ltd., (iii) 301,021 Common Shares and $2,382,000 principal amount of Notes owned by Canyon Distressed Opportunity Master Fund II, L.P., (iv) 8,386 Common Shares and $65,000 principal amount of Notes owned by Canyon Distressed Opportunity Master Fund III, L.P., (v) 29,131 Common Shares and $233,000 principal amount of Notes owned by Canyon Distressed TX (A) LLC, (vi) 1,506,777 Common Shares and $18,805,000 principal amount of Notes owned by The Canyon Value Realization Master Fund, L.P., (vii) 97,918 Common Shares and $1,220,000 principal amount of Notes owned by Canyon Blue Credit Investment Fund L.P., (viii) 23,144 Common Shares and $182,000 principal amount of Notes owned by Canyon-EDOF (Master) L.P., (ix) 83,047 Common Shares and $1,042,000 principal amount of Notes owned by Canyon-GRF Master Fund II, L.P., (x) 62,878 Common Shares and $497,000 principal amount of Notes owned by Canyon NZ-DOF Investing, L.P., (xi) 49,955 Common Shares and $624,000 principal amount of Notes owned by EP Canyon Ltd., (xii) 23,784 Common Shares and $296,000 principal amount of Notes owned by Canyon Value Realization MAC 18 Ltd. and (xiii) 695,958 Common Shares and $8,672,000 principal amount of Notes owned by Canyon Value Realization Fund, L.P. (Collectively, the “Canyon Funds”). This information being as of June 1, 2021. Each of the Canyon Funds are currently party to an investment advisory agreement (or similarly titled agreement) with Canyon Capital Advisors LLC (“Canyon”), pursuant to which Canyon is granted discretionary right, power and authority to manage and vote with respect to certain of the Funds’ investments, including each Fund’s investment in the Registrable Securities (“Voting and Investment Power”). Canyon is ultimately owned by family limited liability companies and/or trusts that are ultimately controlled by Joshua S. Friedman and Mitchell R. Julis (the “Principals”). Canyon and each of the Principals disclaim beneficial ownership of the Registrable Securities, except to the extent of Voting and Investment Power.

(6)
Consists of (i) $425,000 principal amount of Notes owned by CenturyLink, Inc. Defined Benefit Master Trust, (ii) $2,724,000 principal amount of Notes owned by City of New York Group Trust, (iii) $506,000 principal amount of Notes owned by Credit Fund Golden Ltd, (iv) 108,828 Common Shares and $1,051,000 principal amount of Notes owned by Crown Managed Accounts SPC — Crown/GT Segregated Portfolio, (v) 551 Common Shares and $1,861,000 principal amount of Notes owned by FS Credit Income Fund, (vi) 248,096 Common Shares and $2,423,000 principal amount of Notes owned by Ginkgo Tree, LLC, (vii) 22,148 Common Shares and $258,000 principal amount of Notes owned by GN3 SIP L.P., (viii) 186,700 Common Shares and $2,151,000 principal amount of Notes owned by GN3 SIP Limited, (ix) 26,592 Common Shares and $8,615,000 principal amount of Notes owned by GoldenTree Credit Opportunities Master Fund Ltd., (x) 2,291,345 Common Shares and $13,841,000 principal amount of Notes owned by GoldenTree Distressed Master Fund III Ltd, (xi) 993,355 Common Shares and $6,002,000 principal amount of Notes owned by Goldentree Distressed Onshore Master Fund III LP, (xii) $2,697,000 principal amount of Notes owned by GoldenTree High Yield Value Fund Offshore (Strategic), Ltd., (xiii) $1,635,000.00 principal amount of Notes owned by GoldenTree High Yield Value Master Fund ICAV, (xiv) $884,000 principal amount of Notes owned by GoldenTree High Yield Value Partners, L.P., (xv) 57,460 Common Shares and $658,000 principal amount of Notes owned by GoldenTree Insurance Fund Series Interests of the SALI Multi-Series Fund, L.P., (xvi) 1,126,941 Common Shares and $12,945,000 principal amount of Notes owned by GoldenTree Master Fund, Ltd., (xvii) 16,312 Common Shares and $683,000 principal amount of Notes owned by GoldenTree Multi Sector-C LP, (xviii) 967 Common Shares and $1,987,000 principal amount of Notes owned by GoldenTree Multi-Sector Fund Offshore ERISA, Ltd., (xix) 1,740 Common Shares and $3,111,000 principal amount of Notes owned by GoldenTree Multi-Sector Master Fund ICAV — GoldenTree Multi-Sector Master Fund Portfolio A, (xx) 481,204 Common Shares and $3,893,000 principal amount of Notes owned by GoldenTree V1 Master Fund, L.P., (xxi) 2,844 Common Shares and $6,100,000 principal amount of Notes owned by Gresham Multi-Asset Credit Fund, Ltd., (xxii) 166,472 Common Shares and $1,012,000 principal amount of Notes owned by GT G Distressed Fund 2020 LP, (xxiii) 49,648 Common Shares and $573,000 principal amount of Notes owned by GT NM, L.P., (xxiv) 1,174,872 Common Shares owned by GTAM 110 Designated Activity Company, (xxv) 12,903 Common Shares and $849,000 principal amount of Notes owned by Guadalupe Fund, LP,

(xxvi) 874 Common Shares and $1,276,000 principal amount of Notes owned by Healthcare Employees’ Pension Plan — Manitoba, (xxvii) 64,527 Common Shares and $1,644,000 principal amount of Notes owned by High Yield And Bank Loan Series Trust, (xxviii) 641 Common Shares and $1,411,000 principal amount of Notes owned by Indiana University Health, Inc., (xxix) 488 Common Shares and $1,029,000 principal amount of Notes owned by Kapitalforeningen MP Invest — High Yield obligationer II, (xxx) $2,140,000 principal amount of Notes owned by Kapitalforeningen MP Invest, High Yield obligationer, (xxxi) 14,953 Common Shares and $963,000 principal amount of Notes owned by Louisiana State Employees Retirement System, (xxxii) 9,354 Common Shares and $636,000 principal amount of Notes owned by MA Multi-Sector Opportunistic Fund, LP, (xxxiii) 185,299 Common Shares and $2,139,000 principal amount of Notes owned by San Bernardino County Employees Retirement Association and (xxxiv) 385 Common Shares and $532,000 principal amount of Notes owned by Tolleson High Yield Credit, LP (Collectively, the “Goldentree Funds”). This information being as of June 3, 2021. The Goldentree Funds are managed by GoldenTree Asset Management LP (“GTAM LP”). GoldenTree Asset Management LLC (“GTAM LLC”) is the General Partner of GTAM LP. Steven A. Tananbaum is the Sole Managing Member of GTAM LLC. GTAM LP has discretionary authority to trade the Registrable Securities and make voting and investment decisions relating to such securities via an investment management agreement. GTAM LP is not the beneficial owner of the shares. The business address for each of the entities explicitly named in this footnote is 300 Park Avenue, 21st Floor, New York, NY 10022.
(7)
Consists of (i) 1,947,040 Common Shares and $21,927,000 principal amount of Notes owned by King Street Capital Master Fund, Ltd. and (ii) 1,342,089 Common Shares and $15,116,000 principal amount of Notes owned by King Street Capital, L.P. (Collectively, the “King Street Funds”). King Street Capital Management, L.P. (“KSCM”), as manager or investment manager of the King Street Funds, may be deemed to be the beneficial owner of the Notes and Common Shares. The general partner of KSCM is King Street Capital Management GP, L.L.C. (“KSCM GP”). Brian J. Higgins is the managing member of KSCM GP. By virtue of their relationship with KSCM, the Notes and Ordinary Shares that may be deemed to be beneficially owned by KSCM may be deemed to be beneficially owned by KSCM GP and Mr. Higgins. The address for KSCM is 299 Park Avenue, 40th Floor, New York, New York 10171.

(8)
This information being as of June 4, 2021. Voting or investment control over the Registrable Securities is held by Marc Timmerman, Associate Director at NIBC Bank N.V. and portfolio manager for Valaris. The address for NIBC Bank N.V. is Carnegieplein 4, 2517 KJ Den Haag, Netherlands.

(9)
Consists of (i) 251,819 Common Shares and $3,055,000 principal amount of Notes owned by Kapitalforeningen Investin Pro — Lodbrok Select Opportunities, (ii) 470,590 Common Shares and $5,560,000 principal amount of Notes owned by Mercer QIF Fund PLC — Mercer Investment Fund 1, (iii) 215,352 Common Shares and $2,638,000 principal amount of Notes owned by Crown Managed Accounts SPC -Crown/Lodbrok Segregated Portfolio, (iv) 2,536,276 Common Shares and $28,916,000 principal amount of Notes owned by Lodbrok European Credit Opportunities Sarl and (v) 220,325 Common Shares and $2,570,000 principal amount of Notes owned by Lodbrok European Credit Opportunities Sarl — RAIF Assets (Collectively, the “Lodbrok Funds”). Lodbrok Capital LLP is the investment manager acting on behalf of the Lodbrok Funds.

(10)
Consists of (i) 70,728 Common Shares and $822,000 principal amount of Notes owned by OHA Artesian Customized Credit Fund I, L.P., (ii) 237,550 Common Shares and $2,761,000 principal amount of Notes owned by OHA Black Bear Fund, L.P., (iii) 57,989 Common Shares owned by OHA MD Opportunistic Credit Master Fund, L.P., (iv) 423,602 Common Shares owned by OHA Diversified Credit Strategies Fund Master, L.P., (v) 21,966 Common Shares owned by Eagle International Limited, (vi) 55,040 Common Shares owned by OHA Enhanced Credit Strategies Master Fund, L.P., (vii) 152,153 Common Shares owned by Future Fund Board of Guardians, (viii) 77,212 Common Shares owned by Indiana Public Retirement System, (ix) 56,502 Common Shares owned by Illinois State Board of Investment, (x) 491,298 Common Shares and $3,055,000 principal amount of Notes owned by OHA KC Customized Credit Master Fund, L.P., (xi) 24,612 Common Shares owned by Northwell Health Inc., (xii) 630,637 Common Shares and $5,538,000 principal amount of Notes owned by OHA Centre Street Partnership, L.P., (xiii) 66,304 Common Shares owned by OCA OHA Credit Fund LLC,

(xiv) 57,989 Common Shares owned by OHA MD Opportunistic Credit Master Fund, L.P., (xv) 404,933 Common Shares and $2,746,000 principal amount of Notes owned by OHA SA Customized Credit Fund, L.P., (xvi) 3,879,758 Common Shares and $42,517,000 principal amount of Notes owned by OHA Strategic Credit Master Fund II, L.P. and (xvii) 2,267,069 Common Shares and $17,627,000 principal amount of Notes owned by OHA Tactical Investment Master Fund, L.P. (Collectively, the “Oak Hill Funds”). Voting or investment control over the Registrable Securities is held by Oak Hill Advisors, L.P., in its capacity as investment manager. Joe Goldschmid, an employee of Oak Hill Advisors, L.P. currently serves a director in the Board of the Company. The address for the Oak Hill Funds is 11486 Corporate Blvd. 3rd Floor, Orlando, FL 32817.
(11)
The general partner of Oaktree Opportunities Fund Xb Holdings (Cayman), L.P. is Oaktree Fund GP 1A, Ltd. The director of Oaktree Fund GP 1A, Ltd. is Oaktree Fund GP I, L.P. The general partner of Oaktree Fund GP I, L.P. is Oaktree Capital I, L.P. The general partner of Oaktree Capital I, L.P. is OCM Holdings I, LLC. The managing member of OCM Holdings I, LLC is Oaktree Holdings, LLC. The managing member of Oaktree Holdings, LLC is Oaktree Capital Group, LLC. Oaktree Capital Group, LLC is governed and controlled by its eleven-member board of directors. Each of the foregoing general partners, managing members, shareholders, and directors, disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein (if any). The address for the Oaktree Funds is c/o Oaktree Capital Management, L.P., 333 S. Grand Ave., 28th Floor, Los Angeles, CA 90071.

(12)
With respect to such Selling Stockholders, Pacific Investment Management Company LLC (“PIMCO”), as investment manager, adviser or sub-adviser of the funds and accounts who are the holders of records of the Registrable Securities, may be deemed to have or share voting and dispositive power over the referenced Registrable Securities. The address for such funds and accounts is c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

(13)
Consists of (i) 36,444 Common Shares and $420,000 principal amount of Notes owned by Whitebox Asymmetric Partners, LP, (ii) 96,006 Common Shares and $1,163,000 principal amount of Notes owned by Whitebox Caja Blanca Fund, LP, (iii) 75,139 Common Shares and $882,000 principal amount of Notes owned by Whitebox Credit Partners, LP, (iv) 96,263 Common Shares and $1,130,000 principal amount of Notes owned by Whitebox GT Fund, LP, (v) 1,147,959 Common Shares and $13,822,000 principal amount of Notes owned by Whitebox Multi-Strategy Partners, LP, (vi) 372,597 Common Shares and $4,436,000 principal amount of Notes owned by Pandora Select Partners, LP and (vii) 831,633 Common Shares and $10,065,000 principal amount of Notes owned by Whitebox Relative Value Partners, LP (Collectively, the “Whitebox Funds”). This information being as of May 28, 2021. Whitebox General Partner LLC is the general partner of (i) Whitebox Asymmetric Partners, LP, a Cayman Islands limited partnership; (ii) Whitebox Credit Partners, LP, a Cayman Islands limited partnership; (iii) Whitebox GT Fund, LP, a Delaware limited partnership; (iv) Whitebox Multi-Strategy Partners, LP, a Cayman Islands limited partnership; (v) Pandora Select Partners, LP, a Cayman Islands limited partnership; and (vi) Whitebox Relative Value Partners, LP, a Cayman Islands limited partnership, with each of the foregoing having direct beneficial ownership of the shares. Whitebox Caja Blanca GP LLC is the general partner of Whitebox Caja Blanca Fund, LP, a Delaware limited partnership that has direct beneficial ownership of the shares. Whitebox Caja Blanca GP LLC is wholly owned by Whitebox General Partner LLC. Whitebox General Partner LLC is owned by Robert Vogel, Jacob Mercer, Paul Roos, Paul Twitchell and Dyal Capital Partners II (B) LP. Messrs. Vogel, Mercer, Roos and Twitchell share voting and dispositive power over all of the shares of Whitebox General Partner LLC. Whitebox Advisors LLC is the investment manager of the Whitebox Funds and holds voting and disposable power over the shares. Whitebox Advisors LLC is owned by Robert Vogel, Jacob Mercer, Paul Roos, Paul Twitchell and Dyal Capital Partners II (A) LP. The address for the Whitebox Funds is 3033 Excelsior Boulevard, Suite 500, Minneapolis, MN 55416.

(14)
Consists of (i) 8,731 Common Shares and $91,000 principal amount of Notes owned by Altana Corporate Bond Fund, (ii) 38,243 Common Shares and $273,000 principal amount of Notes owned by Altana Distressed Opportunities Fund SLP, (iii) 13,461 Common Shares and $140,000 principal amount of Notes owned by Crescent 3 LTD (Collectively, the “Altana Funds”). This information being as of June 1, 2021. Voting or investment control over the Registrable Securities is held by each Altana Fund, respectively.

(15)
Consists of (i) 226,948 Common Shares and $2,111,044 principal amount of Notes owned by Aristeia Master, L.P., (ii) 17,781 Common Shares and $185,000 principal amount of Notes owned by ASIG International Ltd. and (iii) 12,463 Common Shares and $129,000 principal amount of Notes owned by Windermere Ireland Funds plc, and (iv) $145,956 principal amount of Notes owned by DS Liquid Div RVA ARST, LLC. Aristeia Capital, L.L.C. and Aristeia Advisors, L.L.C. (collectively, “Aristeia”) may be deemed the beneficial owners of the securities described herein in their capacity as the investment manager, trading manager, and/or general partner, as the case may be, of Aristeia Master, L.P., ASIG International Limited, Windermere Ireland Fund PLC and DS Liquid Div RVA ARST, LLC (each an “Aristeia Fund” and collectively, the “Aristeia Funds”), which are the holders of such securities, as shown below. As investment manager, trading advisor and/or general partner of each Fund, Aristeia has voting and investment control with respect to the securities held by each Aristeia Fund. Anthony M. Frascella and William R. Techar are the co-Chief Investment Officers of Aristeia. Each of Aristeia and such individuals disclaims beneficial ownership of the securities referenced herein except to the extent of its or his direct or indirect economic interest in the Aristeia Funds. The address of the Aristeia Funds is c/o Aristeia Capital, L.L.C., One Greenwich Plaza, Greenwich, CT 06830.

(16)
Voting or investment control over the Registrable Securities is held by Marc Lasry. The address of Avenue Energy Opportunities Fund II AIV, L.P. is 11 W 42nd St, 9th Floor, New York, NY 10036.

(17)
Consists of (i) 23,239 Common Shares and $242,000 principal amount of Notes owned by Cornell University, (ii) 432,765 Common Shares and $4,508,000 principal amount of Notes owned by Glendon Opportunities Fund, L.P. and (iii) 1,208,079 Common Shares and $12,582,000 principal amount of Notes owned by Glendon Opportunities Fund II, L.P (Collectively, the “Glendon Funds”). This information being as of June 1, 2021. Glendon Capital Management LP (“GCM”) serves as investment adviser to the Glendon Funds with voting and investment control over the Registrable Securities. Pursuant to the authority delegated to them by GCM’s investment committee, Matthew Barrett and Alexander Thain, partners in GCM, have voting and investment control over the Registrable Securities. The address of the Glendon Funds is 2425 Olympic Blvd, Suite 500E Santa Monica, CA 90404.

(18)
Consists of (i) 7,874 Common Shares and $48,000 principal amount of Notes owned by Global High Yield Portfolio II, (ii) 68,463 Common Shares and $418,000 principal amount of Notes owned by GS HIGH YIELD FUND, (iii) 6,412 Common Shares and $39,000 principal amount of Notes owned by MULTI MANAGER ACCESS II (UBS WEALTH MANAGEMENT), (iv) 4,694 Common Shares and $29,000 principal amount of Notes owned by SIDERA FUNDS SICAV, (v) 12,038 Common Shares owned by NGL-MODCO, (vi) 8,550 Common Shares owned by NGL-UL, (vii) 3,987 Common Shares owned by NGL-SETTLERS, (viii) 3,745 Common Shares and $22,000 principal amount of Notes owned by FACTORY MUTUAL INSURANCE COMPANY and (ix) 3,987 Common Shares owned by NGL-PFE (Collectively, the “Goldman Sachs Asset Management Funds”). Goldman Sachs Asset Management, L.P., solely in its capacity as investment advisor or manager to the Goldman Sachs Asset Management Funds, and not as principal. The address for the Goldman Sachs Asset Management Funds is 222 S Main Street, Salt Lake City, UT 84101.

(19)
This information being as of May 27, 2021. Donald Sussman controls PPMC and Thomas Einhorn is a portfolio manager for PPMC with respect to the Registrable Securities held by Sunrise Partners Limited Partnership, and therefore they have shared voting and investment power over such securities. Each of Mr. Sussman and Mr. Einhorn disclaim beneficial ownership of such securities except to the extent of their pecuniary interests therein, if any. The address for Sunrise Partners Limited Partnership is Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(20)
This information is as of May 28, 2021. Voting or investment control over the Registrable Securities is held by Nick Linnane, Portfolio Manager at Sefton Place Advisors, which is the investment advisor to Sefton Place Fund. The address for Sefton Place Fund c/o Sefton Place Advisors, 25 Green Street, WIK 7AX, London, United Kingdom.

(21)
This information being as of May 28, 2021. The address for Shah Capital Opportunity Fund LP is 8601 Six Forks Road, Suite 630, Raleigh, NC 27615.

(22)
This information being as of June 1, 2021. The address for Shah Capital Opportunity Fund LP is 10100 W Charleston Blvd Suite 214, Las Vegas, NV 89135.

(23)
This information being as of June 1, 2021. The South Dakota Investment Council manages the investment of South Dakota Retirement System assets. Matthew L. Clark, in his position as the State Investment Officer, has voting and investment power over the South Dakota Retirement System assets and has voting and investment power over the shares. The address for the South Dakota Retirement System is 4009 W 49th St, Ste 300, Sioux Falls, SD 57106.

(24)
Consists of (i) 807,265 Common Shares and $9,148,000 principal amount of Notes owned by TCA Opportunity Investments S.a r.l., (ii) 89,696 Common Shares and $1,130,000 principal amount of Notes owned by TCA Event Investments S.a r.l. and (iii) 411,128 Common Shares and $4,452,000 principal amount of Notes owned by Taconic Market Dislocation Master Fund III (Cayman), L.P. (Collectively, the “Taconic Funds”). Voting or investment control over the Registrable Securities is held by Frank Brosens, as the Manager of the General Partner of the Taconic Funds. The address for the Taconic Funds is 280 Park Avenue, 5th Floor, New York, NY 10017.

(25)
Consists of (i) 8,635 Common Shares and $90,000 principal amount of Notes owned by Skips As Tudor, (ii) 2,157 Common Shares and $22,000 principal amount of Notes owned by Toluma AS and (iii) 5,754 Common Shares and $60,000 principal amount of Notes owned by Toluma Kreditt AS (Collectively, the “Wilhelmsen Funds”). This information being as of May 27, 2021. The address for the Wilhelmsen Funds is Strandveien 20, No-1366 Lysaker, Norway. Voting or investment control over the Registrable Securities is held by Thomas Wilhelmsen as Chairman.

(26)
Wolverine Asset Management, LLC (“WAM”) is the investment manager to Wolverine Flagship Fund Trading Limited (the “Fund”) and has voting and investment power over these securities. The sole member and manager of WAM is Wolverine Holdings, L.P. (“Wolverine Holdings”). Robert R. Bellick and Christopher L. Gust may be deemed to control Wolverine Trading Partners, Inc. (“WTP”), the general partner of Wolverine Holdings. Each of Robert R. Bellick, Christopher L. Gust, Wolverine Holdings, WTP, and WAM disclaims beneficial ownership of securities held by the Fund. The address for WAM is c/o Wolverine Asset Management, LLC 175 W. Jackson Blvd, Suite 340 Chicago, IL 60604.

(27)
Voting or investment control over the Registrable Securities is held by DNB Capital LLC.

(28)
Reflects common shares held by Diameter Master Fund LP and Diameter Dislocation Master Fund LP (collectively, the “Diameter Funds”). Diameter Capital Partners LP is the investment manager of each of the Diameter Funds and, therefore, has investment and voting power over these common shares. Scott Goodwin and Jonathan Lewinsohn, as the sole managing members of the general partner of the investment manager, make voting and investment decisions on behalf of the investment manager. As a result, the investment manager, Mr. Goodwin and Mr. Lewinsohn may be deemed to be the beneficial owners of these common shares. Notwithstanding the foregoing, each of Mr. Goodwin and Mr. Lewinsohn disclaim any such beneficial ownership.

(29)
As the sole investment manager of the Selling Securityholder, Q Global Capital Management, L.P., a Texas limited partnership (“QGCM”), has the sole power to vote or to direct the vote and to dispose or direct the disposition of the Registrable Securities. As the sole general partner of QGCM, Q Global Advisors, LLC, a Texas limited liability company (“QGA”), has the sole power to vote or to direct the vote and to dispose or direct the disposition of the Registrable Securities. Since Geoffrey Raynor (“Raynor”) controls and indirectly wholly owns Renegade Swish, LLC, a Delaware limited liability company, which is the sole manager of QGA, Raynor has the sole power to vote or to direct the vote and to dispose or direct the disposition of the Registrable Securities.

PLAN OF DISTRIBUTION
This prospectus relates to the resale, from time to time, by the selling securityholders identified in this prospectus of up to 16,991,293 Common Shares and up to $560,758,443 aggregate principal amount of Notes, including up to an additional $312,734,443 aggregate principal amount of Notes that may be issued if interest on the Notes is paid-in-kind through maturity. As of the date of this prospectus, we have not been advised by the selling securityholders as to any plan of distribution. Distributions of the Common Shares and Notes by the selling securityholders, or by their partners, pledgees, donees (including charitable organizations), transferees or other successors in interest, may from time to time be offered for sale either directly by such individual, or through underwriters, dealers or agents or on any exchange on which securities may from time to time be traded, in the over-the-counter market, or in independently negotiated transactions or otherwise. The methods by which the Common Shares and the Notes may be sold include:
•
privately negotiated transactions;

•
underwritten transactions;

•
exchange distributions and/or secondary distributions;

•
sales in the over-the-counter market;

•
ordinary brokerage transactions and transactions in which the broker solicits purchasers;

•
broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

•
a block trade (which may involve crosses) in which the broker or dealer so engaged will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•
purchases by a broker or dealer as principal and resale by such broker or dealer for its own account pursuant to this prospectus;

•
short sales;

•
hedging transactions;

•
through the writing of options on the shares, whether or not the options are listed on an options exchange;

•
through the distributions of the shares by any selling stockholder to its partners, members or shareholders;

•
a combination of any such methods of sale; and

•
any other method permitted pursuant to applicable law.

The selling securityholders may also sell Common Shares or Notes under Rule 144 under the Securities Act, in each case if available, rather than under this prospectus.
Such transactions may be effected by the selling securityholders at market prices prevailing at the time of sale or at negotiated prices. The selling securityholders may effect such transactions by selling the securities to underwriters or to or through broker-dealers, and such underwriters or broker-dealers may receive compensation in the form of discounts or commissions from the selling securityholders and may receive commissions from the purchasers of the securities for whom they may act as agent. The selling securityholders may agree to indemnify any underwriter, broker-dealer or agent that participates in transactions involving sales of the Common Shares or Notes against certain liabilities, including liabilities arising under the Securities Act. We have agreed to register the Common Shares and Notes for sale under the Securities Act and to indemnify the selling securityholders and each person who participates as an underwriter in the offering of the Common Shares or Notes against certain civil liabilities, including certain liabilities under the Securities Act.
In connection with sales of the securities under this prospectus, the selling securityholders may enter into hedging transactions with broker-dealers, who may in turn engage in short sales of the securities in the course of hedging the positions they assume. The selling securityholders also may sell securities short and deliver them to close their short positions, or loan or pledge the securities to broker-dealers that in turn may sell them.
The selling securityholders may from time to time pledge or grant a security interest in some or all of the Common Shares or Notes owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell Common Shares or Notes from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b) or other applicable provision of the Securities Act amending the list of selling securityholders to include the pledgee, transferee or other successors in interest as selling securityholders under this prospectus.
There can be no assurances that the selling securityholders will sell any or all of the securities offered under this prospectus.

DESCRIPTION OF CAPITAL STOCK
The following description of our share capital summarizes certain provisions of our memorandum of association and our bye-laws. Such summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of our memorandum of association and bye-laws, copies of which have been filed as Exhibits 3.1 and 3.2 to the registration statement of which this prospectus forms a part and incorporated by reference herein. You are urged to read the exhibits for a complete understanding of our memorandum of association and bye-laws.
Authorized Capitalization
As of the Effective Date, the authorized share capital of Valaris consists of 700,000,000 common shares of a par value of $0.01 each (the “Common Shares”) and 150,000,000 preference shares of a par value of $0.01, each of such class or classes having the rights as the Board may determine from time to time (the “Preference Shares”).
Common Shares
Voting Rights
The holders of Common Shares are entitled to one vote per Common Share. The Bye-laws of Valaris (the “Bye-laws”) do not provide for cumulative voting.
There are no limitations imposed by Bermuda law or the Bye-laws on the right of nonresident shareholders to hold or vote their Common Shares.
If at any time there is more than one class of shares, the rights attaching to any class, unless otherwise provided for by the terms of issue of the relevant class, may be varied either: (i) with the consent in writing of the holders of 75% of the issued and outstanding shares of that class; or (ii) with the sanction of a resolution passed by a majority of the votes cast at a general meeting of the relevant class of shareholders at which a quorum consisting of at least two persons holding or representing one-third of the issued and outstanding shares of the relevant class is present. The Bye-laws provide that the rights conferred upon the holders of the shares of any class or series issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class or series, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.
Under Bermuda law, some matters, such as altering the Memorandum or the Bye-laws, changing the name of Valaris, voluntarily winding up of Valaris, require the approval of shareholders by a resolution passed by the affirmative vote of shares carrying not less than a majority of the total voting rights of all issued and outstanding shares
Quorum for General Meetings
The quorum for general meetings of shareholders is the presence of shareholders who, present in person (which, in the case of a corporate shareholder shall include being present by a representative) or by proxy, together represent at least fifty percent of the total voting rights of all issued and outstanding Voting Shares (as defined in the Bye-laws). Pursuant to Bermuda law, the matters set out below require the presence of at least two persons holding or representing more than one-third of the issued and outstanding shares of Valaris or the class of shares to be varied:
•
the amalgamation or merger with entities (other than with certain affiliated entities); and

•
the variation of share rights (as noted above).

Dividends
Subject to any rights and restrictions of any other class or series of shares, the Board may, from time to time, declare dividends on the shares issued and authorize payment of the dividends. The Board may declare that any dividend be paid to the members wholly or partly in cash or in specie.

Although Valaris does not expect to pay periodic cash dividends on Common Shares following the Effective Date, any future declaration and payment of dividends by Valaris would be:
•
dependent upon its results of operations, financial condition, cash requirements and other relevant factors;

•
subject to the discretion of its Board; and

•
subject to restrictions contained in debt instruments.

Valaris may not declare or pay a dividend, or make a distribution out of contributed surplus, if there are reasonable grounds for believing that (i) the company is, or would after the payment be, unable to pay its liabilities as they become due; or (ii) the realizable value of the company’s assets would thereby be less than its liabilities. “Contributed surplus” is defined for purposes of section 54 of the Companies Act 1981 of Bermuda (the “Companies Act”) to include the proceeds arising from donated shares, credits resulting from the redemption or conversion of shares at less than the amount set up as nominal capital and donations of cash and other assets to the company.
Capitalization of Profits and Reserves
Pursuant to the Bye-laws, the Board may (i) capitalize any part of the amount of our share premium or other reserve accounts or any amount credited to our profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares to be allotted as fully paid bonus shares pro-rata (except in connection with the conversion of shares) to the shareholders; or (ii) capitalize any sum standing to the credit of a reserve account or sums otherwise available for dividend or distribution by paying up in full, partly paid or nil paid shares of those shareholders who would have been entitled to such sums if they were distributed by way of dividend or distribution.
Liquidation
In the event of Valaris’s liquidation, dissolution or winding up, the holders of Common Shares are entitled to share equally and ratably in Valaris’s assets, if any, remaining after the payment of all of its debts and liabilities, subject to any liquidation preference on any issued and outstanding Preference Shares.
No Sinking Fund
The Common Shares have no sinking fund provisions.
No Liability for Further Calls or Assessments
The Common Shares are duly and validly issued, fully paid and non-assessable.
No Preemptive Rights
Holders of Common Shares have no preemptive or preferential right to purchase any securities of Valaris.
Redemption and Conversion
The Common Shares are not convertible into shares of any other class or series or be subject to redemption either by Valaris or the holder of the shares.
Repurchase
Under the Bye-laws, Valaris may purchase any issued Common Shares in the circumstances and on the terms as are agreed by Valaris and the holder of the shares whether or not Valaris has made a similar offer to all or any other of the holders of Common Shares. Such repurchase may not be made if, on the date on which the repurchase is to be effected, there are reasonable grounds for believing that Valaris is, or after the repurchase, will be unable to pay its liabilities as they fall due.

Restrictions on Transfer
Subject to the rules of the New York Stock Exchange and any other stock exchange on which the Common Shares may be listed, the Board may refuse to register a transfer unless all applicable consents, authorizations, and permissions are obtained for any government body or agency in Bermuda.
Emergence Warrants
On the Effective Date and pursuant to the Plan, Valaris entered into a Warrant Agreement (the “Warrant Agreement”) with Computershare Inc. and Computershare Trust Company, N.A., as warrant agent, which provides for Valaris’s issuance of up to an aggregate of 5,645,161 warrants (the “Warrants”) exercisable for up to an aggregate of 5,645,161 Common Shares to former holders of Legacy Valaris’s equity interests, on the Effective Date in accordance with the terms of the Plan, the Confirmation Order and the Warrant Agreement.
The Warrants are exercisable from the date of issuance until 5:01 p.m., Eastern Time, on April 29, 2028, at which time all unexercised Warrants will expire and the rights of the holders of such Warrants to purchase Common Shares will terminate. The Warrants are initially exercisable for one Common Share per Warrant at an initial exercise price of $131.88 per Warrant (the “Exercise Price”).
Pursuant to the Warrant Agreement, no holder of a Warrant, by virtue of holding or having a beneficial interest in a Warrant, has the right to vote, receive dividends, receive notice as shareholders with respect to any meeting of shareholders for the election of Valaris’s directors or any other matter, or exercise any rights whatsoever as a shareholder of Valaris unless, until and only to the extent such holders become holders of record of shares of Common Shares issued upon settlement of Warrants.
The number of Common Shares for which a Warrant is exercisable, and the Exercise Price, are subject to adjustment from time to time upon the occurrence of certain events, such as: (1) share splits, reverse share splits, share dividends or share repurchases to holders of Common Shares or (2) a reclassification in respect of Common Shares.
The foregoing description of the Warrant Agreement is qualified in its entirety by reference to the full text of the Warrant Agreement, which is attached hereto as Exhibit 4.2 and is incorporated herein by reference.
Anti-Takeover Provisions
General
The Bye-laws have provisions that could have an anti-takeover effect. These provisions are intended to enhance the ability of the Board to deal with unsolicited takeover attempts by increasing the likelihood of continuity and stability in the composition of the Board. These provisions could have the effect of discouraging transactions that may involve an actual or threatened change of control of Valaris.
Number of Directors
The Bye-laws provide that the Board will consist of not less than three directors nor more than fifteen directors, the exact number to be set from time to time by the Board.
Advance Notice Provisions
The Bye-laws establish an advance notice procedure that must be followed by shareholders if they wish to propose business or nominate candidates for election as directors at an annual general meeting of shareholders. The Bye-laws provide generally that, if a shareholder desires to propose business or nominate a candidate for election as a director at an annual general meeting, then such shareholder must give notice not less than 90 days nor more than 120 days prior to the anniversary of the last annual general meeting. The notice must contain specified information concerning the shareholder submitting the proposal.

Removal of Directors
The Bye-laws provide that a director may only be removed, with cause, by the shareholders and that notice of the shareholders meeting convened to remove the director must be given to the director. The notice must contain a statement of the intention to remove the director and must be served on the director not less than fourteen days before the meeting. The director is entitled to attend the meeting and be heard on the motion for his or her removal.
Preference Shares
The Board is authorized to provide for the issuance of the Preference Shares in one or more series, and to establish from time to time the number of Preference Shares to be included in each such series, and to fix the terms, including designation, powers, preferences, rights (including voting rights), qualifications, limitations and restrictions of the Preference Shares of each such series. The Board could authorize the issuance of preferred shares with terms and conditions that could discourage a takeover or other transaction that holders of some or a majority of the Common Shares might believe to be in their best interests or in which holders might receive a premium for their shares over the then market price of the shares. No preferred shares have been established as of the date of this prospectus.
Written resolutions
Shareholders may pass resolutions by way of written consent of shareholders in the following manner:
(a) where the matters which are the subject of the resolutions have not previously been approved by the Board, at the time they are signed by all the shareholders, who at the date that the notice of the written resolution is given, would be entitled to attend, vote and pass a resolution at a general meeting of the Company; or
(b) where the matters which are the subject of the resolutions have previously been approved by the Board, at the time they are signed by the requisite voting majority required by applicable law or the Bye-laws by those shareholders, who at the date that the notice of the written resolution is given, would be entitled to attend, vote and pass a resolution at a general meeting of the Company.
Business Combinations
As a Bermuda company, Valaris is not subject to Section 203 of the Delaware General Corporation Law, which restricts business combinations with interested shareholders.
Proceedings of Board of Directors
The Bye-laws provide that our business is to be managed and conducted by the Board. Bermuda law permits individual and corporate directors and there is no requirement in the Bye-laws or Bermuda law that directors hold any of our shares. There is also no requirement in our bye-laws or Bermuda law that our directors must retire at a certain age.
The remuneration of our directors may be determined by the Board or any committee or person authorized to do so by the Board.
The Bye-laws provide that, subject to the Company’s policies and procedures, if a director discloses a direct or indirect interest in any contract or arrangement with us as required by Bermuda law, such director is entitled to count in the quorum and vote in respect of any such contract or arrangement in which he or she is interested.
Amalgamations and Mergers
The amalgamation or merger of a Bermuda company with another company or corporation (other than certain affiliated companies) requires the amalgamation or merger agreement to be approved by the company’s board of directors and by its shareholders. Unless the company’s bye-laws provide otherwise, the approval of 75% of the shareholders voting at such meeting is required to approve the amalgamation or merger agreement, and the quorum for such meeting must be two persons holding or representing more than one-third of the issued shares of the company.
Under Bermuda law, in the event of an amalgamation or merger of a Bermuda company with another company or corporation, a shareholder of the Bermuda company who did not vote in favor of the amalgamation or merger and who is not satisfied that fair value has been offered for such shareholder’s shares may, within one month of notice of the shareholders meeting, apply to the Supreme Court of Bermuda to appraise the fair value of those shares.
Shareholder Suits
Class actions and derivative actions are generally not available to shareholders under Bermuda law. The Bermuda courts, however, would ordinarily be expected to permit a shareholder to commence an action in the name of a company to remedy a wrong to the company where the act complained of is alleged to be beyond the corporate power of the company or illegal, or would result in the violation of the company’s memorandum of association or bye-laws. Furthermore, consideration would be given by a Bermuda court to acts that are alleged to constitute a fraud against the minority shareholders or, for instance, where an act requires the approval of a greater percentage of the company’s shareholders than that which actually approved it.
When the affairs of a company are being conducted in a manner which is oppressive or prejudicial to the interests of some part of the shareholders, one or more shareholders may apply to the Supreme Court of Bermuda, which may make such order as it sees fit, including an order regulating the conduct of the company’s affairs in the future or ordering the purchase of the shares of any shareholders by other shareholders or by the company.
Access to Books and Records and Dissemination of Information
Members of the general public have a right to inspect the public documents of a company available at the office of the Registrar of Companies in Bermuda. These documents include the company’s memorandum of association, including its objects and powers, and certain alterations to the memorandum of association. The shareholders have the additional right to inspect the bye-laws of the company, minutes of general meetings of the shareholders and the company’s audited financial statements, which must be presented to the annual general meeting. The register of members of a company is also open to inspection by shareholders and by members of the general public without charge. The register of members is required to be open for inspection for not less than two hours in any business day (subject to the ability of a company to close the register of members for not more than thirty days in a year). A company is required to maintain its share register in Bermuda but may, subject to the provisions of the Companies Act, establish a branch register outside of Bermuda. A company is required to keep at its registered office a register of directors and officers that is open for inspection for not less than two hours in any business day by members of the public without charge. A company is also required to file with the Registrar of Companies in Bermuda a list of its directors to be maintained on a register, which register will be available for public inspection subject to such conditions as the Registrar may impose and on payment of such fee as may be prescribed. Bermuda law does not, however, provide a general right for shareholders to inspect or obtain copies of any other corporate records.
Protection of Minorities
Under Bermuda law, members of a company are entitled to have the affairs of the company conducted in accordance with general law and in particular with the company’s memorandum of association and bye-laws.
Under the general rule known as the rule in Foss v Harbottle, which is recognized in Bermuda, a court will generally refuse to interfere in the management of a company at the instance of a minority of its members who are dissatisfied with the conduct of the company’s affairs by the majority or by the board of directors. The fundamental proposition of Bermuda law is that a minority member cannot sue for a wrong done to the company or bring proceedings to rectify an internal irregularity in circumstances where the majority can lawfully ratify the same.

Every member is, however, entitled to have the affairs of the company conducted properly according to law. As such, if those who control the company have persistently disregarded the requirements of company law or the provisions of the company’s memorandum of association or bye-laws, the court will grant relief. In general, the exceptions to the Foss v Harbottle rule are as follows:
(i)
the act complained of is ultra vires or illegal and not capable of ratification by the majority;

(ii)
the act complained of constitutes a fraud on the minority where the wrongdoers control the company;

(iii)
the act complained of constitutes an infringement of individual rights of members, such as the right to vote, pre-emption rights, etc.; and

(iv)
where the company has not complied with provisions requiring that the relevant act be approved by a special or extraordinary majority of the members.

Where the act complained of is not ultra vires or illegal then a member cannot take action himself because it is an action which is capable of ratification by a majority of the members. However, if the claim by the members is that the directors have carried on an act which is ultra vires or illegal, then the member has a right of action on behalf of himself or herself and others to sue the directors with any damages awarded going to the company itself.
Where the perpetrators of the act which constitutes the fraud against the minority are themselves in control of the company or where a resolution which requires a special or extraordinary majority has only been passed with a simple majority, it is open to the aggrieved member to take an action in his or her own name. While it is generally for the company to bring action against its directors for wrongdoing, it is recognized that the company may be prevented from doing so where the wrongdoers have effective control of the company.
Any member of a company is entitled to complain that the affairs of the company are being conducted or have been conducted in a manner oppressive or unfairly prejudicial to the interests of the members or some number of them, and petition the Bermuda court to seek either a winding-up order or an alternative remedy if a winding-up order would be unfairly prejudicial to them. In considering whether to wind up a company, the Bermuda court will consider whether it is “just and equitable” to do so.
A statutory right of action is conferred on subscribers of shares in a company against persons, including directors and officers, responsible for the issue of a prospectus in respect of loss or damage suffered by reason of an untrue statement therein, but this confers no right of action against the company itself. In addition, such company, as opposed to its members, may take action against its officers including directors, for breach of their statutory and fiduciary duty to act honestly and in good faith with a view to the best interests of the company and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.
The Companies Act also provides that the Minister of Finance of Bermuda may at any time appoint one or more inspectors to investigate the affairs of an exempted company and to report on them in such manner as the Minister may direct. The inspector shall, on the completion of his investigation, report to the Minister and shall send copies of such reports to the company. However, no other person shall be informed of the nature or contents of the report save at the request of the company or on the direction of the Minister. Upon examining the inspector’s report, the Minister may require the company to take such measures as he may consider necessary in relation to its affairs or direct the Registrar of Companies in Bermuda to petition the Bermuda court for the winding up of the company.
Management
The Companies Act specifically requires that every officer of a company, which includes a director, managing director and secretary, in exercising any of his or her powers and discharging his or her duties must act honestly and in good faith with a view to the best interests of the company and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. Furthermore, the Companies Act requires that every officer should comply with the Companies Act, regulations passed pursuant to the Companies Act and the bye-laws of the company.
Accounting and Auditing Requirements
Unless waived by all members and directors, a company must appoint an auditor. A person, other than an incumbent auditor, is not capable of being appointed auditor at an annual general meeting unless notice in writing of an intention to nominate that person to the office of auditor has been given not less than 21 days before the annual general meeting. The company must send a copy of such notice to the incumbent auditor and give notice thereof to the members not less than seven days before the annual general meeting. An incumbent auditor may, however, by notice in writing to the secretary of the company waive the foregoing requirements.
An auditor appointed to replace another auditor must, before accepting the appointment or consenting to be appointed, request and obtain from the former auditor a written statement as to the circumstances of the latter’s replacement. If the former auditor does not respond within 15 days, the new auditor may act in any event. An appointment as auditor of a person who has not requested a written statement from the former auditor is voidable by a resolution of the members at a general meeting. An auditor who has resigned or been removed, or whose term of office has expired or is about to expire, or who has vacated office, is entitled to (i) attend the general meeting of the company at which he is to be removed or his successor is to be appointed; (ii) to receive all notices of, and other communications relating to, that meeting which a member is entitled to receive; and (iii) to be heard at that meeting on any part of the business of the meeting that relates to his duties as auditor or former auditor.
The Companies Act requires a company to cause proper records of account to be kept with respect to (i) all sums of money received and expended by the company and the matters in respect of which the receipt and expenditure takes place; (ii) all sales and purchases of goods by the company and (iii) the assets and liabilities of the company.
Furthermore, it requires that a company keeps its records of account at the registered office of the company or at such other place as the directors think fit and that such records must at all times be open to inspection by the directors or the resident representative of the company. If the records of account are kept at some place outside Bermuda, there must be kept at the office of the company in Bermuda such records as will enable the directors or the resident representative of the company to ascertain with reasonable accuracy the financial position of the company at the end of each three month period, except that where the company is listed on an appointed stock exchange (as defined in the Companies Act), there must be kept such records as will enable the directors or the resident representative of the company to ascertain with reasonable accuracy the financial position of the company at the end of each six month period.
The Companies Act requires that the company make available to members the financial statements for the relevant accounting period signed on the balance sheet page by a director. This requirement may be waived if all of the members and all of the directors of the company, either in writing or at a general meeting, agree. Further, the company’s auditor must audit the financial statements so as to enable him to report to the members. Again, this requirement can be waived by all members and all directors. Based on the results of his audit, which must be made in accordance with generally accepted auditing standards, the auditor must then make a report to the members. The generally accepted auditing standards may be those of Bermuda or a country or jurisdiction other than Bermuda or such other generally accepted auditing standards as may be appointed by the Minister of Finance of Bermuda under the Companies Act; and where the generally accepted auditing standards used are other than those of Bermuda, the report of the auditor must identify the generally accepted auditing standards used. Subject to certain exceptions provided in the Companies Act, the company must send to every member a copy of financial statements, prepared in accordance with generally accepted accounting principles and containing all such information and documents as required by the Companies Act (“Financial Statements”), at least five days before the general meeting of the company at which the Financial Statements are to be tabled.
Where a company does not convene an annual general meeting, financial statements must be made available to every member of the company within 12 months of the end of the year in which the annual general meeting was not held and any member may require the company to convene a general meeting to be held within 6 months of the failure to make available financial statements for the purpose of the laying before the company of such financial statements.
A company listed on an appointed stock exchange (such as the NYSE) may send to its members summarized financial statements derived from the Financial Statements for the relevant period instead of the Financial Statements. The summarized financial statements must include a summarized report of the Financial Statements and be accompanied by the auditor’s report. The summarized financial statements must be sent to members not less than 21 days before the general meeting at which the Financial Statements are to be tabled, and a copy of the summarized financial statements must be made available for inspection by the public at the company’s registered office. The company must also make a copy of the full Financial Statements available for inspection by the public at the company’s registered office. Summarized financial statements must be accompanied by a notice informing members how they may elect to receive the company’s Financial Statements.
Loans to Directors
Bermuda law prohibits a company from (i) making loans to any of its directors (or any directors of its holding company) or to their spouse or children or to companies (other than a company which is a holding company or a subsidiary of the company making the loan) in which a director, his spouse or children own or control directly or indirectly more than a twenty percent (20%) interest, or (ii) entering into any guarantee or providing any security in connection with a loan made to such persons as aforesaid by any other person, without the consent of any member or members holding in aggregate not less than nine-tenths of the total voting rights of all members having the right to vote at any meeting of the members of the company. These prohibitions do not apply to anything done to provide a director with funds to meet the expenditure incurred or to be incurred by him for the purposes of the company or for the purpose of enabling him properly to perform his duties as an officer of the company, provided that the company gives its prior approval at a general meeting or, if not, the loan, guarantee or security is made or given on condition that it will be repaid or discharged, as the case may be, within six months from the conclusion of the next following annual general meeting if the loan, guarantee or security is not approved at or before such meeting. If the approval of the company is not given for the loan, guarantee or security as aforesaid, the directors who authorized it will be jointly and severally liable to indemnify the company for any loss arising therefrom. Where the company has waived the requirement to hold an annual general meeting in accordance with the Companies Act and a loan is made to a director, the Board must convene a members’ meeting within the prescribed period to disclose the loan and obtain consent.
Taxation
Under present Bermuda law, no Bermuda withholding tax on dividends or other distributions, or any Bermuda tax computed on profits or income or on any capital asset, gain or appreciation will be payable by an exempted company or its operations, and there is no Bermuda tax in the nature of estate duty or inheritance tax applicable to shares, debentures or other obligations of the company held by non-residents of Bermuda. Furthermore, a company may apply to the Minister of Finance of Bermuda for an assurance, under the Exempted Undertakings Tax Protection Act 1966 of Bermuda, that no such taxes shall be so applicable to it or any of its operations until 31 March 2035, although this assurance will not prevent the imposition of any Bermuda tax payable in relation to any land in Bermuda leased or let to the company or to persons ordinarily resident in Bermuda.
Stamp Duty
An exempted company is exempt from all stamp duties except on transactions involving “Bermuda property”. This term relates, essentially, to real and personal property physically situated in Bermuda, including shares in local companies (as opposed to exempted companies). Transfers of shares and warrants in all exempted companies are exempt from Bermuda stamp duty.
Winding Up
A company may be wound up by the Bermuda court on application presented by the company itself, its creditors (including contingent or prospective creditors) or its contributories. The Bermuda court has authority to order winding up in a number of specified circumstances including where it is, in the opinion of the Bermuda court, just and equitable to do so.
A company may be wound up voluntarily when the members so resolve in general meeting, or, in the case of a limited duration company, when the period fixed for the duration of the company by its memorandum expires, or the event occurs on the occurrence of which the memorandum provides that the company is to be dissolved. In the case of a voluntary winding up, the company shall, from the commencement of the winding up, cease to carry on its business, except so far as may be required for the beneficial winding up thereof.
Where, on a voluntary winding up, a majority of directors make a statutory declaration of solvency, the winding up will be deemed a “members’ voluntary winding up”. In any case where such declaration has not been made, the winding up will be deemed a “creditors’ voluntary winding up”.
In the case of a members’ voluntary winding up of a company, the company in general meeting must appoint one or more liquidators within the period prescribed by the Companies Act for the purpose of winding up the affairs of the company and distributing its assets. If the liquidator is at any time of the opinion that the company will not be able to pay its debts in full in the period stated in the directors’ declaration of solvency, he is obliged to summon a meeting of creditors and lay before the meeting a statement of the assets and liabilities of the company.
As soon as the affairs of the company are fully wound up via a members’ voluntary winding up, the liquidator must make up an account of the winding up, showing how the winding up has been conducted and the property of the company has been disposed of, and thereupon call a general meeting of the company for the purposes of laying before it the account, and giving any explanation thereof. This final general meeting shall be called by advertisement in an appointed newspaper, published at least one month before the meeting. Within one week after the meeting the liquidator shall notify the Registrar of Companies in Bermuda that the company has been dissolved and the Registrar shall record that fact in accordance with the Companies Act.
In the case of a creditors’ voluntary winding up of a company, the company must call a meeting of the creditors of the company to be summoned for the day, or the next day following the day, on which the meeting of the members at which the resolution for voluntary winding up is to be proposed is held. Notice of such meeting of creditors must be sent at the same time as notice is sent to members. In addition, the company must cause a notice to appear in an appointed newspaper on at least two occasions.
The creditors and the members at their respective meetings may nominate a person to be liquidator for the purposes of winding up the affairs of the company and distributing the assets of the company, provided that if the creditors and the members nominate different persons, the person nominated by the creditors shall be the liquidator. If no person is nominated by the creditors, the person (if any) nominated by the members shall be liquidator. The creditors at the creditors’ meeting may also appoint a committee of inspection consisting of not more than five persons.
If a creditors’ voluntary winding up continues for more than one year, the liquidator is required to summon a general meeting of the company and a meeting of the creditors at the end of each year and must lay before such meetings an account of his or her acts and dealings and of the conduct of the winding up during the preceding year.
As soon as the affairs of the company are fully wound up via a creditors’ voluntary winding up, the liquidator must make up an account of the winding up, showing how the winding up has been conducted and the property of the company has been disposed of, and thereupon call a general meeting of the company and a meeting of the creditors for the purposes of laying the account before the meetings, and giving any explanation thereof. Each such meeting shall be called by advertisement in an appointed newspaper, published at least one month before the meeting. Within one week after the date of the meetings, or if the meetings are not held on the same date, after the date of the later meeting, the liquidator is required to send to the Registrar of Companies in Bermuda a copy of the account and make a return to him or her in accordance with the Companies Act. The company will be deemed to be dissolved on the expiration of three months from the registration by the Registrar of Companies in Bermuda of the account and the return. However, a Bermuda court may, on the application of the liquidator or of some other person who appears to the court to be interested, make an order deferring the date at which the dissolution of the company is to take effect for such time as the court thinks fit.

DESCRIPTION OF NOTES
The following is a description of the $550,000,000 in aggregate principal amount of Senior Secured First Lien Notes due 2028 (the “Notes”) issued under an indenture, dated as of April 30, 2021 (the “Indenture”) by and among Valaris Limited, certain subsidiary guarantors party thereto and Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”) and first lien collateral agent. For purposes of this description, references to the “Company,” “we,” “our” and “us” refer only to Valaris Limited and not to any of its subsidiaries. Capitalized terms used and not defined in this description, including under “— Certain Definitions” below, have the meaning given them in the Indenture.
The Indenture will be qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), and we will be required to comply with the provisions of the TIA.
The following description is only a summary of certain provisions of the Indenture. We urge you to read the Indenture because it, not this description, defines the rights of Holders. You may request copies of the Indenture as described under the heading “Where You Can Find More Information.”
Brief Description of the Notes and the Guarantees
The Notes:
•
are senior secured obligations of the Company;

•
rank equally in right of payment with any existing and future senior Indebtedness of the Company;

•
are effectively senior to the Company’s existing and future Indebtedness (i) that is not secured by a Lien on the Collateral securing the Notes, or (ii) that is secured by a Lien on the Collateral securing the Notes ranking junior to the Liens securing the Notes;

•
are effectively junior to the Company’s existing and future secured Indebtedness (i) that is secured by a Lien on the Collateral that is senior or prior to the Lien securing the Notes, or (ii) that is secured by Liens on assets that are not part of the Collateral, to the extent of the value of such assets;

•
rank equally with the Company’s existing and future First Lien Debt;

•
rank senior in right of payment to any existing and future subordinated indebtedness of the Company;

•
are structurally subordinated to all existing and future indebtedness and other liabilities of any non-Guarantors, including trade payables (other than Indebtedness and liabilities owed to the Company or the Guarantors); and

•
are guaranteed on a senior secured basis by each Guarantor.

Each Guarantee:
•
is a senior secured obligation of such Guarantor;

•
ranks equally in right of payment with any existing and future senior Indebtedness of such Guarantor;

•
is effectively senior to such Guarantor’s existing and future Indebtedness (i) that is not secured by a Lien on the Collateral securing the Notes, or (ii) that is secured by a Lien on the Collateral securing the Notes ranking junior to the Liens securing the Notes;

•
is effectively junior to such Guarantor’s existing and future secured Indebtedness (i) that is secured by a Lien on the Collateral that is senior or prior to the Lien securing the Notes, or (ii) that is secured by Liens on assets that are not part of the Collateral, to the extent of the value of such assets;

•
ranks equally with such Guarantor’s existing and future First Lien Debt;

•
ranks senior in right of payment to any existing and future subordinated indebtedness of such Guarantor; and

•
is structurally subordinated to all existing and future indebtedness and other liabilities of any non-Guarantors, including trade payables (other than Indebtedness and liabilities owed to such Guarantor).

Principal, Maturity and Interest
The Notes will mature on April 30, 2028 and bear interest, at our option for each interest payment date, at the per annum rates of (i) 8.25% payable in cash, (ii) 10.25%, with 5.125% per annum of such interest to be payable in cash and 5.125% per annum of such interest to be payable by issuing additional notes (“PIK Notes”), or (iii) 12%, with the entirety of such interest to be payable by issuing PIK Notes. In the event that the Company determines to pay PIK Interest for any interest period, then the Company will deliver a notice to the Trustee no later than thirty days prior to the beginning of the relevant interest period, which notice will state the total amount of interest to be paid on the Interest Payment Date in respect of such interest period and the amount of such interest to be paid as PIK Interest. Interest on the Notes will be paid semi-annually, in arrears, on May 1 and November 1, commencing November 1, 2021, to the Holders of record at the close of business on the April 15 and October 15 immediately preceding the applicable interest payment date. If any date for payment on the Notes falls on a day that is not a Business Day, such payment may be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no additional interest will accrue solely as a result of such delayed payment. Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months. In certain circumstances specified in the Indenture, the Company may be required to pay Additional Amounts with respect to the Notes.
At all times, PIK Interest on the Notes will be payable: (i) with respect to Notes represented by one or more global notes registered in the name of, or held by, DTC (or any successor depositary) or its nominee on the relevant record date, by increasing the principal amount of the outstanding global notes, effective as of the applicable interest payment date, by an amount equal to the amount of PIK Interest for the applicable interest period (rounded up to the nearest whole dollar) (“PIK Payment”) at the request of the Company to authenticate or increase the global note and (ii) with respect to definitive notes, if any, by issuing PIK Notes in certificated form, dated as of the applicable interest payment date, in an aggregate principal amount equal to the amount of PIK Interest for the applicable interest period (rounded up to the nearest whole dollar), and the Trustee will, at the request of the Company, authenticate and deliver such PIK Notes in certificated form for original issuance to the Holders on the relevant record date, as shown by the records of the register of holders.
The Notes were initially limited to $550,000,000 in aggregate principal amount. We may, from time to time, without seeking the consent of the holders of the Notes, issue PIK Notes, and they will have the same ranking, interest rate, maturity and other terms as the Notes. Any PIK Notes together with the Notes will constitute a single series of debt securities under the Indenture.
The Company may issue not more than $150 million aggregate principal amount of additional Notes (the “Additional Notes”) from time to time under the Indenture. The Indenture will provide for the issuance of Additional Notes having identical terms and conditions to the Notes offered hereby, subject to compliance with the covenants contained in the Indenture. Additional Notes will be part of the same issue as the Notes offered hereby under the Indenture for all purposes, including waivers, amendments, redemptions and offers to purchase.
The Notes were issued, and it is anticipated that any PIK Notes and Additional Notes will be issued, in book-entry form and represented by one or more global notes deposited with, or on behalf of, The Depository Trust Company, as Depositary (the “Depositary” or “DTC”), and registered in the name of Cede & Co., its nominee. This means that you will not be entitled to receive a certificate for the Notes that you own or purchase except under certain limited circumstances.
Guarantees
The Indenture provides that each Guarantor absolutely and unconditionally guarantees, jointly and severally, on a senior basis the obligations of the Company under the Notes and the Indenture. The Guarantees are subject to the limitations set forth in the Indenture.
The Guarantee of a Guarantor will be automatically and unconditionally released:
(1)
in connection with any sale, transfer or other disposition (including by merger, consolidation, amalgamation, distribution, dividend or otherwise) of all or substantially all of the assets of such

Guarantor to a Person that is not (either before or after giving effect to such transaction) the Company or a Restricted Subsidiary, if the sale or other disposition is conducted in accordance with the provisions described under “— Certain Covenants — Limitation on Asset Sales” and “— Merger, Consolidation, or Sale of Assets — Guarantors,” as applicable;
(2)
in connection with any sale, transfer or other disposition (including by merger, consolidation, amalgamation, distribution, dividend or otherwise) of all of the Capital Stock of such Guarantor, following which such Guarantor is no longer a Restricted Subsidiary of the Company, if the sale or other disposition is conducted in accordance with the provisions described under “— Certain Covenants — Limitation on Asset Sales” and “— Merger, Consolidation, or Sale of Assets — Guarantors,” as applicable;

(3)
upon Legal Defeasance, Covenant Defeasance or Discharge in accordance with the provisions described under “— Defeasance” or all amounts due and payable by the Company under the Indenture or the Notes shall have been paid in full;

(4)
unless an Event of Default has occurred and is continuing, upon the dissolution or liquidation of such Guarantor in compliance with the provisions described under “— Certain Covenants — Merger, Consolidation, or Sale of Assets — Guarantors”; or

(5)
if the Company designates such Guarantor as an Unrestricted Subsidiary in accordance with the Indenture.

Optional Redemption
At any time prior to April 30, 2023, the Company may, at its option, redeem up to 35% of the aggregate principal amount of Notes (including any Additional Notes) issued under the Indenture, at one time or from time to time, at a redemption price equal to 104.00% of the principal amount thereof, plus accrued and unpaid cash interest, together with an amount of cash equal to all accrued and unpaid PIK Interest on the Notes, and Additional Amounts, if any, to, but not including, the applicable redemption date (subject to the rights of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date), in an amount not greater than the net cash proceeds received by the Company from one or more Equity Offerings; provided that:
(1)
at least 65% of the aggregate principal amount of Notes (including any Additional Notes) issued under the Indenture (excluding any Notes held by the Company and its Subsidiaries) remains outstanding immediately after the occurrence of such redemption; and

(2)
the redemption occurs within 120 days after the date of the closing of such Equity Offering.

At any time prior to April 30, 2023, the Company may, at its option, redeem the Notes, in whole or in part, at one time or from time to time, upon at least 30 days (but not more than 60 days) prior written notice to Holders, at a redemption price equal to 104.00% of the principal amount of the Notes redeemed, plus the Applicable Premium as of, and accrued and unpaid cash interest, together with an amount of cash equal to all accrued and unpaid PIK Interest, and Additional Amounts, if any, to, but not including, the applicable redemption date, subject to the rights of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date. The Company shall calculate, or cause the calculation of, the Applicable Premium and the Trustee shall have no duty to calculate or verify the Company’s calculations thereof.
On or after April 30, 2023, the Company may, at its option, redeem the Notes, in whole or in part, at one time or from time to time, upon at least 30 days (but not more than 60 days) prior written notice to Holders, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid cash interest, together with an amount of cash equal to all accrued and unpaid PIK Interest, and Additional Amounts, if any, on the Notes redeemed, to, but not including, the applicable redemption date, subject to the rights of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date, if redeemed during the twelve-month period beginning on April 30 of the years indicated below:

Year	Percentage
2023	104.00%
2024	103.00%
2025	102.00%
2026 and thereafter	100.00%
The Company may redeem the Notes, at its option, at any time in whole but not in part, at a redemption price equal to 100% of the outstanding principal amount of Notes, plus accrued and unpaid cash interest, together with an amount of cash equal to all accrued and unpaid PIK Interest (if any) to, but not including, the applicable redemption date, plus all Additional Amounts, if any, then due and which will become due as a result of the redemption or otherwise (subject to the rights of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date), in the event that the Company determines in good faith that the Company or any Guarantor has become or would become obligated to pay, on the next date on which any amount would be payable with respect to the Notes or the Guarantees, Additional Amounts, and such obligation cannot be avoided by taking reasonable measures available to the Company or the relevant Guarantor, as applicable (including making payment through a Paying Agent located in another jurisdiction but not, for the avoidance of doubt, changing the jurisdiction of incorporation of the Company or the relevant Guarantor ), as a result of:
(1)
a change in or an amendment to the laws or treaties (including any regulations or rulings promulgated thereunder) of any Specified Tax Jurisdiction affecting taxation, which change or amendment is announced or becomes effective on or after the Issue Date (or, if the Specified Tax Jurisdiction was not a Specified Tax Jurisdiction on the Issue Date, the date on which such Specified Tax Jurisdiction became a Specified Tax Jurisdiction); or

(2)
any change in or amendment to any official position of a taxing authority in any Specified Tax Jurisdiction regarding the application, administration or interpretation of such laws, treaties, regulations or rulings (including a holding, judgment or order by a court of competent jurisdiction), which change or amendment is announced or becomes effective on or after the Issue Date (or, if the Specified Tax Jurisdiction was not a Specified Tax Jurisdiction on the Issue Date, the date on which such Specified Tax Jurisdiction became a Specified Tax Jurisdiction);

provided that in the case of Additional Amounts required to be paid as a result of the Company or relevant Guarantor conducting business other than in the place of its incorporation or organization, such amendment or change must be announced or become effective on or after the date in which it begins to conduct business giving rise to the relevant withholding or deduction.
Notwithstanding the foregoing, no such notice of redemption pursuant to the preceding paragraph may be given earlier than 60 days prior to the earliest date on which the Company or the relevant Guarantor, as applicable, would be obligated to pay Additional Amounts if a payment in respect of the Notes or the Guarantees were then due, and at the time such notice is given, the obligation to pay Additional Amounts must remain in effect. Before the Company mails or delivers notice of redemption of the Notes as described above, the Company shall deliver to the Trustee and Paying Agent (a) an Officers’ Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company to so redeem have occurred and (b) an opinion of independent legal counsel of recognized standing that the Company or any Guarantor has or will become obligated to pay Additional Amounts as a result of the circumstances referred to in clause (1) or (2) of the preceding paragraph.
Notice of redemption will be provided as set forth under “— Selection and Notice” below.
Selection and Notice
If less than all of the Notes are to be redeemed at any time, the Trustee will select the Notes to be redeemed on a pro rata basis, unless otherwise required by law or applicable stock exchange or Depository requirements, from the outstanding Notes not previously called for redemption.

The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. No Notes of $1.00 or less can be redeemed in part. Notes and portions of Notes selected shall be in amounts of $1.00 or whole multiples of $1.00 in excess thereof; except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder shall be redeemed. Provisions of the Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.
Notices of redemption or repurchase will be mailed by first class mail or otherwise given in accordance with the procedures of the Depository at least 30 days but not more than 60 days before a redemption date (except that redemption notices may be delivered more than 60 days prior to a redemption date if the notice is issued in connection with a Legal Defeasance, Covenant Defeasance or Discharge). Notices of redemption may be subject to one or more conditions specified in the notice of redemption.
Mandatory Redemption; Open Market Purchases
The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes or to repurchase the Notes at the option of the Holders. However, under certain circumstances, the Company may be required to offer to purchase Notes as described under “— Optional Redemption,” “— Change of Control” and “— Certain Covenants — Limitation on Asset Sales.”
The Company and its affiliates may at any time and from time to time purchase Notes in the open market or otherwise, at market or negotiated prices, so long as such acquisition does not otherwise violate the terms of the Indenture.
Collateral
Description of Collateral.   The Notes and the notes guarantees are secured by the following, (collectively the “Collateral”):
(i)
subject to any Permitted Prior Lien, a first-priority perfected Lien on the Equity Interests of each Restricted Subsidiary, the Unrestricted Floater Subsidiary and each other Unrestricted Subsidiary directly owned by the Company or any Guarantor;

(ii)
subject to any Permitted Prior Liens, a first-priority perfected Lien on substantially all other assets of the Company and each Guarantor, including (A) all Vessels owned by the Company or any Guarantor (other than any Excluded Vessel) (all such Vessels, the “Collateral Vessels”), (B) all accounts receivable, general intangibles, equipment, spare parts, Drilling Contracts and Internal Charters, and (C) all deposit accounts, securities accounts and commodity accounts located in any Subject Jurisdiction (other than Excluded Accounts), which accounts shall be required to be subject to account control agreements (or other similar arrangements) to the extent provided in the Agreed Security Principles; provided that notwithstanding anything to the contrary in the Indenture or in any other Note Document, the Collateral shall not include any Excluded Property; and

(iii)
The Company and the Guarantors will be able to incur additional First Lien Debt in the future that could equally and ratably share in the Collateral with the Notes and the notes guarantees. The amount of such Indebtedness is limited by the covenants described under “— Certain Covenants — Limitation on Indebtedness” and “— Certain Covenants — Limitation on Liens.”

After-Acquired Property
At all times from and after April 30, 2021, but subject to the time periods set forth in this paragraph with respect to any Jackup Rigs acquired after April 30, 2021, all Jackup Rigs owned by the Company and its Subsidiaries (other than any Excluded Vessels) shall be subject to Vessel Mortgages, and as of April 30, 2021, and as of each date that is sixty dates after the date of delivery of the Company’s most recent annual consolidated balance sheet in accordance with the provisions described under “— Certain Covenants — Reports” during each year after April 30, 2021, subject to the provisions described under “— Certain Covenants — Floater Restructuring Transaction,” Other Vessels having an aggregate value, as reflected on the most recent annual consolidated balance sheet of the Company, of at least 70% of the aggregate value of all Other Vessels (excluding any Excluded Vessel described in clause (3) or (9) of the definition thereof) owned by the Company and its Subsidiaries on April 30, 2021 shall be subject to Vessel Mortgages.
After April 30, 2021, the Company shall cause each Guarantor to make all filings in each Subject Jurisdiction (including, without limitation, filings of continuation statements and amendments to Uniform Commercial Code financing statements in the United States (or the applicable political subdivision, territory or possession thereof) that may be necessary to continue the effectiveness of such Uniform Commercial Code financing statements), and take all other actions as are reasonably necessary or required by the Collateral Documents to maintain (at the sole cost and expense of the Company and the Guarantors) the security interest created by the Collateral Documents in the Collateral as a first-priority perfected Lien; provided that, other than with respect to such filings (i) in the Principal Jurisdictions that are solely within the control of the Company or any Guarantor, and do not require the approval or countersignature of any other Person, including the First Lien Collateral Agent (except to the extent that the First Lien Collateral Agent has granted such approval or countersignature) and (ii) listed on Annex B-1, the Company shall be deemed to satisfy the requirements of this paragraph if the Company shall use its commercially reasonable efforts to make such filings and take all other actions as are reasonably necessary or required by the Collateral Documents to maintain (at the sole cost and expense of the Company and the Guarantors) the security interest created by the Collateral Documents in the Collateral as a first-priority perfected Lien, in each case within the time periods set forth in this covenant and the Collateral Documents. “Principal Jurisdictions” means the United States, the United Kingdom and, if different, the jurisdiction of formation or organization of the Company.
Notwithstanding anything else in the Indenture or in any other Note Documents to the contrary, in determining whether any Guarantee shall be given or any Lien or security interest shall be created or perfected, the obligations of the Company and any Subsidiary shall be subject to the Agreed Security Principles, including the following:
(i)	(1)	Certain Collateral Documents and perfection steps listed on an annex to the Indenture were to be entered into or completed, as applicable, prior to or on and substantially contemporaneously with the occurrence of the Issue Date.
(2)
Certain Collateral Documents and perfection steps listed on an annex to the Indenture shall be entered into or completed, as applicable, within sixty (60) days of the Issue Date.

(3)
With respect to any Collateral existing on the Issue Date and not subject to such initial Collateral Documents and perfection steps listed on such annexes to the Indenture, the Company and the Guarantors shall, within sixty (60) days of the Issue Date, use commercially reasonable efforts to deliver Collateral Documents, and take any required perfection steps, with respect to such Collateral in accordance with this covenant; provided that if it is reasonably expected that such Collateral may be delivered or any such required perfection steps may be taken within a longer period of time, continue to use commercially reasonable efforts to do so, until such time as it is no longer reasonable to expect that such Collateral may be delivered or such perfection steps could be taken using commercially reasonable efforts.

(ii)
In accordance with the provisions as described under “— Certain Covenants — Further Assurances” and this covenant, if:

(1)
any asset of the type which is required to constitute Collateral pursuant to the Indenture or the Collateral Documents is acquired by the Company or any Guarantor, or any such asset no longer constitutes Excluded Property, and such asset is not automatically subject to a first-priority perfected Lien in favor of the First Lien Collateral Agent (excluding Vessels, which are covered by the immediately following paragraph); or

(2)
a Subsidiary of the Company that is not already a Guarantor is required to become a Guarantor pursuant to the provisions described under “— Certain Covenants — Further Assurances,”

then the Company, such Guarantor or such Subsidiary, as the case may be, shall use its commercially reasonable efforts to, within the applicable time period set forth in the immediately following paragraph for Vessels, or otherwise, within sixty (60) days of (I) the date of acquisition of any such Collateral, or (II) the date on which a Subsidiary becomes a Guarantor pursuant to the provisions described under “— Certain Covenants — Further Assurances,” as applicable, execute and deliver the necessary Collateral Documents in order to grant to the First Lien Collateral Agent a first-priority perfected Lien in all assets of such Guarantor or such other Subsidiary that are required to, but do not already, constitute Collateral. In each case described above, each Guarantor shall execute and deliver such other Collateral Documents, deliver any certificates (including in the case of real property (other than any Excluded Property), title insurance) to the First Lien Collateral Agent in respect of the applicable Collateral as required by the Indenture and the applicable Collateral Documents and take all other appropriate actions to ensure the First Lien Collateral Agent, for the benefit of the Holders and holders of other First Lien Obligations, has a first-priority perfected Lien therein in accordance with this covenant.
Notwithstanding the foregoing, upon delivery of any Vessel under construction to the Company or any Guarantor as owner thereof after the Issue Date (to the extent such Vessel is not an Excluded Vessel), the acquisition by the Company or any Guarantor of any Vessel after the Issue Date (to the extent such Vessel is not an Excluded Vessel or already subject to a Vessel Mortgage), the Company shall within thirty (30) days for Vessels registered in Liberia and within ninety (90) days for all other Vessels of such delivery, acquisition (provided that such initial thirty (30) day period or ninety (90) day period, as applicable, referred to above with respect to any such Vessel shall be automatically extended by an additional thirty (30) days at the expiration thereof if the Company is diligently pursuing the applicable steps required by this clause (3)), use its commercially reasonable efforts to execute and deliver, or cause such Guarantor to execute and deliver, and cause to be filed for recording (or make arrangements for recording thereof) in the appropriate vessel or ship registry, a Vessel Mortgage or, if applicable, an assignment and assumption of an existing Vessel Mortgage as shall be necessary or appropriate to grant to the First Lien Collateral Agent a Lien over such Vessel owned by the Company or any of its Guarantors, as applicable.
Collateral Documents.   The Company and certain of its Subsidiaries from time to time party thereto as Grantors (collectively, the “Grantors”) and the First Lien Collateral Agent entered into certain Collateral Documents defining the terms of the security interests that secure the Notes and the notes guarantees. These security interests will secure the payment and performance when due of all of the Obligations of the Company and the Guarantors under the Notes, the Indenture, the notes guarantees and the Collateral Documents, as provided in the Collateral Documents. By accepting a Note, each holder thereof will be deemed to have appointed the First Lien Collateral Agent to act as its agent under the Collateral Documents and irrevocably authorized the First Lien Collateral Agent to (i) perform the duties and exercise the rights, powers and discretions that are specifically given to it under the Collateral Documents, together with any other incidental rights, power and discretions and (ii) execute and deliver the Collateral Documents on its behalf. The holders of the Notes are not parties to the Collateral Documents. The holders of the Notes may act by instruction to the trustee, which shall instruct the First Lien Collateral Agent.
Under the indenture, if any Event of Default occurs and is continuing, the trustee, by written notice to the Company, or the holders of at least 25% in aggregate principal amount of the then outstanding Notes, by written notice to the Company and the trustee, may declare all the Notes to be due and payable immediately. Acceleration shall be automatic if Events of Default triggered by voluntary or involuntary bankruptcy occur. The holders of a majority in aggregate principal amount of the then outstanding Notes have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or the First Lien Collateral Agent or exercising any trust or power conferred on the Trustee or the First Lien Collateral Agent, including arising under or in connection with the indenture, the Collateral Documents or applicable law. To the extent the indenture conflicts with any provision in either the Intercreditor Agreement or the Collateral Agency Agreement, the terms of the Intercreditor Agreement or the Collateral Agency Agreement, as applicable, shall control.
Below is a description of certain provisions of the Collateral Documents. So long as no Notified First Lien Debt Default shall have occurred and be continuing and the First Lien Collateral Agent shall not have delivered a notice to the Grantors indicating that such rights shall vest in the First Lien Collateral Agent, (x) each Grantor will be exclusively entitled to exercise any voting and other consensual rights and powers pertaining to all Capital Stock and notes pledged pursuant to the Collateral Documents for any purpose not inconsistent with the terms or purposes of the Collateral Documents; provided, however, that no Grantor shall in any event exercise such rights in any manner that could materially impair the Collateral or that could reasonably be expected to materially and adversely affect the rights or remedies of the First Lien Collateral Agent as secured party hereunder (it being understood and agreed that this proviso shall not restrict any transaction or action not prohibited by the First Lien Debt Documents (including Permitted Liens and Dispositions not prohibited by the First Lien Debt Documents)); and (y) each Grantor shall be entitled to receive and retain any and all dividends, distributions and other payments of any kind paid in respect of any such Capital Stock or notes, in any such case, only if and to the extent that the payment thereof is not otherwise prohibited by the terms of the First Lien Debt Documents. The Collateral Documents, however, generally require the Company and Guarantors, subject to the Agreed Security Principles, to deliver to the First Lien Collateral Agent, and for the First Lien Collateral Agent to maintain in its possession, certificates evidencing pledges of Capital Stock to the extent such Capital Stock are certificated and to subject (i) all deposit accounts, securities accounts and commodities accounts established by the Company or any Guarantor in the United States, the United Kingdom or the jurisdiction of formation or organization of the Company, and (ii) certain other deposit accounts, securities accounts and commodities accounts established by the Company or any Guarantor outside of the United States, the United Kingdom or the jurisdiction of formation or organization of the Company, if amounts in such accounts exceed certain thresholds for a certain period of time, in each case, to a control agreement in favor of the First Lien Collateral Agent. Subject to the intercreditor provisions described below and the terms and conditions set forth in the Collateral Agency Agreement, upon the occurrence and during the continuance of a Notified First Lien Debt Default, to the extent permitted by law and subject to the provisions of the Intercreditor Agreement (if applicable) and the Collateral Documents:
•
all of the rights of the Company and Grantors to exercise voting or other consensual rights with respect to all Capital Stock included in the Collateral shall cease, and all such rights shall become vested in the First Lien Collateral Agent, which, to the extent permitted by law, shall have the sole right to exercise such voting and other consensual rights; and

•
all rights of the Company and each Grantor to receive dividends, distributions and other payments of any kind in respect of any such Capital Stock or notes that it would otherwise be authorized to receive and retain without further action shall cease and all such rights shall thereupon become vested in the First Lien Collateral Agent, which shall thereupon have the sole right to receive and hold as Collateral such dividends, distributions and other payments of any kind until the applicable First Lien Debt Default is no longer continuing;

•
all distributions, dividends, and other payments of any kind in respect of any such Capital Stock or notes that are received by the Company or any Grantor contrary to the provisions of the following clause shall be received in trust for the benefit of the First Lien Collateral Agent, shall be segregated from the other funds of such entity and shall immediately be paid over to the First Lien Collateral Agent as Collateral in the same form as so received (with any necessary or reasonably requested endorsement); and

•
the First Lien Collateral Agent may take possession of and sell the Collateral or any part thereof in accordance with the terms of applicable law and the Collateral Documents.

First Lien Arrangements.   On April 30, 2021, the First Lien Collateral Agent, the trustee, the Company and the Grantors party thereto entered into that certain Collateral Agency Agreement. The rights of the holders of the notes and the First Lien Collateral Agent with respect to the Collateral securing the notes and the notes guarantees could be materially limited pursuant to the terms of the Collateral Agency Agreement. Capitalized terms used in this section and not otherwise defined have the meanings assigned to such terms in the Collateral Agency Agreement. If the Company or any subsidiary guarantor incurs any additional First Lien Obligations that are permitted to be secured by the Collateral on a pari passu basis with the notes, the secured parties in connection with such First Lien Obligations will enter into a Collateral Agency Joinder substantially in the form attached as an exhibit to the Collateral Agency Agreement. Under the Collateral Agency Agreement, the holders of the notes will be represented by the trustee and the holders of each other class of First Lien Obligations will be represented by their designated agent. The Collateral Agency Agreement provides for the priorities and other relative rights among the holders of the notes and the holders of the other First Lien Obligations, including, among other things, that all of the First Lien Obligations will be secured equally and ratably by the First Liens established in favor of the First Lien Collateral Agent (and/or the security trustee) for the benefit of the First Lien Secured Parties, notwithstanding the time of incurrence of any First Lien Obligations or time or method of creation or perfection of any First Liens securing such First Lien Obligations.
Release of Liens on Collateral.   The First Liens on the Collateral will automatically be released:
•
in whole, upon (A) legal defeasance, covenant defeasance, discharge or payment in full in cash and discharge of all outstanding First Lien Debt and all other First Lien Obligations that are outstanding due and payable at the time all of the First Lien Debt is paid in full in cash and discharged (other than contingent indemnity obligations for which no claim has been made), (B) termination or expiration of all commitments to extend credit under all First Lien Documents and (C) the cancellation or termination or cash collateralization (at the lower of (1) 100% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable First Lien Documents) of all outstanding letters of credit issued pursuant to any First Lien Documents;

•
as to any Collateral of a Grantor that is (x) released from its guarantee under each First Lien Document and (y) is not obligated (as primary obligor or guarantor) with respect to any other First Lien Obligations and so long as the respective release does not violate the terms of any First Lien Document which then remains in effect;

•
as to a release of less than all or substantially all of the Collateral, if consent to the release of all First Liens on such Collateral has been given by, or the First Lien Collateral Agent receives written direction by or with the consent of the holders of First Lien Debt representing a majority in aggregate principal amount of all First Lien Debt then outstanding (any such written direction, an “Act of First Lien Debtholders”) to release such Collateral;

•
in whole or in part, if the Liens on such Collateral have been or are permitted to be released in accordance with the terms of each First Lien Debt Document or if such Collateral is Disposed of in accordance with the terms of each Series of First Lien Debt (“Series of First Lien Debt” means, severally, the Notes and each other issue or series of First Lien Debt for which a single transfer register is maintained);

•
as to a release or subordination of all or substantially all of the Collateral, if (A) consent to the release or subordination of that Collateral has been given by the requisite percentage or number of holders of each Series of First Lien Debt at the time outstanding as provided for in the applicable First Lien Documents, and (B) the Company has delivered an officers’ certificate to the First Lien Collateral Agent certifying that all such necessary consents have been obtained; or

•
if and to the extent, and in the manner, required by the Intercreditor Agreement, as described in “— Collateral — First Lien-Second Lien Intercreditor Arrangements — Release of Liens; Automatic Release of First Liens.”

Except as described in the preceding paragraph, the First Lien Collateral Agent will not release or subordinate any First Lien of the First Lien Collateral Agent or consent to the release or subordination of any First Lien of the First Lien Collateral Agent, except:
•
as directed by an Act of First Lien Debtholders;

•
as required by certain provisions of the Collateral Agency Agreement;

•
to release or subordinate Liens on Collateral to the extent permitted by each applicable First Lien Document; provided that the First Lien Collateral Agent receives an officers’ certificate and an opinion of counsel stating that the release or subordination was permitted by each applicable First Lien Document and otherwise stating under which circumstance of the applicable First Lien Documents the Collateral is being released or the Lien on the Collateral is being subordinated, as applicable; or

•
as ordered pursuant to applicable law under a final and nonappealable order or judgment of a court of competent jurisdiction.

Enforcement of Liens.   If the First Lien Collateral Agent (and/or the security trustee) at any time receives written notice from a First Lien Representative stating that a First Lien Debt Default has occurred (any such First Lien Debt Default that has occurred and is continuing in respect of which, if required under any First Lien Debt Document, the First Lien Collateral Agent has served a notice on the Company, a “Notified First Lien Debt Default”), the First Lien Collateral Agent will promptly deliver written notice thereof to each other First Lien Representative. Thereafter, the First Lien Collateral Agent shall await direction by an Act of First Lien Debtholders and will act, or decline to act, as directed by an Act of First Lien Debtholders, in the exercise and enforcement of the First Lien Collateral Agent’s (and/or the security trustee’s) interests, rights, powers and remedies in respect of the Collateral or under the First Lien Security Documents or applicable law and, following the initiation of such exercise of remedies, the First Lien Collateral Agent will act, or decline to act, with respect to the manner of such exercise of remedies as directed by an Act of First Lien Debtholders. Unless it has been directed to the contrary by an Act of First Lien Debtholders, the First Lien Collateral Agent (and/or the security trustee) in any event may (but will not be obligated to) take or refrain from taking such action with respect to any default under any First Lien Document as it may deem advisable and in the interest of the holders of First Lien Obligations, subject to the Intercreditor Agreement.
Application of Proceeds.   Subject to the terms of the Intercreditor Agreement, the First Lien Collateral Agent will apply the proceeds of any foreclosure, collection, sale or other realization upon, or any other Enforcement Action with respect to, any Collateral and the proceeds thereof, any condemnation proceeds with respect to the Collateral, and any other amounts required to be delivered to the First Lien Collateral Agent by any First Lien Secured Party or First Lien Representative pursuant to the Collateral Agency Agreement, in the following order of application:
FIRST, to the payment of all amounts payable under the Collateral Agency Agreement on account of the First Lien Collateral Agent’s and any First Lien Representative’s fees and expenses and any reasonable and documented out-of-pocket legal fees, costs and expenses or other liabilities of any kind actually incurred by the First Lien Collateral Agent and/or any First Lien Representatives in connection with any First Lien Document, including but not limited to amounts necessary to provide for the expenses of the First Lien Collateral Agent in maintaining and disposing of the Collateral (including, but not limited to, indemnification obligations and reimbursements);
SECOND, to the repayment of Indebtedness and other obligations in respect thereof to the extent that such other Indebtedness or obligation is to be discharged (in whole or in part) in connection with such sale;
THIRD, equally and ratably to the respective First Lien Representatives for application to the payment of all outstanding First Lien Debt and any other First Lien Obligations that are then due and payable in such order as may be provided in the applicable First Lien Documents in an amount sufficient to pay in full in cash all outstanding First Lien Debt and all other First Lien Obligations that are then due and payable (including, to the extent legally permitted, all interest accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the applicable First Lien Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding but excluding contingent indemnity obligations for which no claim has been made), and including the discharge or cash collateralization (at the lower of (1) 100% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable First Lien Document) of all other outstanding letters of credit and bankers’ acceptances or the backstop thereof pursuant to arrangements reasonably satisfactory to the relevant issuing bank, if any, constituting First Lien Debt; and
FOURTH, subject to the Intercreditor Agreement, any surplus remaining after the payment in full in cash of the amounts described in the preceding clauses will be paid to the Company or the applicable Grantor, as the case may be, its successors or assigns, or to such other Persons as may be entitled to such amounts under applicable law or as a court of competent jurisdiction may direct.
If any portion of the proceeds of the Collateral is in the form of cash, then such cash shall be applied pursuant to the priorities set forth above before any non-cash proceeds are applied pursuant to such priorities; provided that, irrespective of the terms of any plan of reorganization or liquidation (including the confirmation of such plan of reorganization or liquidation pursuant to section 1129(b) of the Bankruptcy

Code or the equivalent provision of any other Bankruptcy Laws), each of the First Lien Representatives agrees to turn over to the First Lien Collateral Agent amounts otherwise received or receivable by them under such plan of reorganization or liquidation to the extent necessary to effectuate the intent of the foregoing.
Further Assurances.   The Collateral Agency Agreement provides that, subject to the Agreed Security Principles, the Company and each of the other Grantors will do or cause to be done all acts and things that may be reasonably required or that the First Lien Collateral Agent pursuant to an instruction in an Act of First Lien Debtholders may from time to time reasonably request, to assure and confirm that the First Lien Collateral Agent holds, for the benefit of the First Lien Secured Parties, duly created and enforceable and perfected Liens upon the Collateral (including any property or assets constituting Collateral that are acquired or otherwise become, or are required by any First Lien Document to become, Collateral after the date hereof), in each case, as contemplated by, and with the Lien priority required under, the First Lien Documents.
Release of Liens under the Indenture.   The Liens on the Collateral will be released with respect to the notes and the notes guarantees:
•
in whole, upon the full and final payment and performance of all Notes Obligations;

•
in whole, upon satisfaction and discharge of the indenture as described under “— Discharge and Defeasance”;

•
in whole, upon a legal defeasance or covenant defeasance as described under “— Discharge and Defeasance”;

•
in whole, or in part, with the consent of the requisite noteholders in accordance with the Indenture;

•
in part, as to any property or asset constituting Collateral that is sold or otherwise disposed of to (i) a Person that is not (either before or after giving effect to such transaction) the Company or a Guarantor in a transaction that is not prohibited by the Indenture, subject to compliance with the provisions described in “— Certain Covenants — Asset Sales,” and, in each case, the Company has delivered to the First Lien Collateral Agent and the Trustee an Officers’ Certificate certifying to such effect, and if such Collateral has a Fair Market Value in excess of $50 million, an Opinion of Counsel (with customary assumptions and qualifications for such types of opinion); provided that (A) pending its application or use in compliance with the provisions described in “— Certain Covenants — Asset Sales,” any cash received from a disposition of Collateral shall be deposited in a deposit account controlled by the First Lien Collateral Agent and held as Collateral and, from such deposit account, the applicable Grantor may withdraw funds to deploy the proceeds of an Asset Sale in compliance with the provisions described in “— Certain Covenants — Asset Sales,” and (B) to the extent that any Collateral is sold or otherwise disposed of for non-cash consideration in accordance with the provisions described in “— Certain Covenants — Asset Sales,” the non-cash consideration received shall be pledged as Collateral under the Collateral Documents in accordance with the requirements of the Indenture and the Collateral Documents; and (ii) a Person that is (either before or after giving effect to such transaction) the Company or a Guarantor in a transaction that is not prohibited by the Indenture, but only with respect to any Lien created under the laws of the jurisdiction of organization of the applicable transferor; or

•
in part, with respect to the assets of any Guarantor that is released from its Guarantee in accordance with the terms of the Indenture and the other Note Documents;

•
in part, with respect to (I) any Other Vessel (A) if it is not necessary for such Other Vessel to be subject to a Vessel Mortgage in order for the Company to comply with the Vessel Mortgage requirements under the Indenture, (B) if a Floater Restructuring Transaction shall occur and such Other Vessel has been or will be contributed to the Unrestricted Floater Subsidiary in a transaction permitted by the Indenture, and (C) if such Other Vessel becomes or will become an Excluded Vessel pursuant to clauses (3) or (9) of the definition thereof, (II) any Vessel if such Vessel has been or will be contributed to a Joint Venture pursuant to clause (13) of the definition of Permitted Investments, and (III) as to any Vessel, if such Vessel becomes or will become an Excluded Vessel pursuant to clause (5) of the definition thereof; provided that in each case, the Company has delivered to the First Lien Collateral Agent and the Trustee an Officers’ Certificate certifying to such effect and, if such Collateral has a Fair Market Value that exceeds $50 million, an Opinion of Counsel (with customary assumptions and qualifications for such types of opinion);
•
as described under “— Amendment, Supplement and Waiver.”

•
in part, with respect to the Equity Interests in any Restricted Subsidiary that are required to be subject to Liens that secure only Indebtedness (including Permitted Refinancing Indebtedness) Incurred in accordance with clause (19)(i) under “— Limitation on Incurrence of Indebtedness and Issuance of Preferred Stock”, provided that such Restricted Subsidiary does not hold any other assets or property that is not Excluded Property; and provided further that the Company has delivered to the First Lien Collateral Agent and the Trustee an Officers’ Certificate certifying to such effect and, if such Collateral has a Fair Market Value that exceeds $50 million, an Opinion of Counsel (with customary assumptions and qualifications for such types of opinion).

•
as described in “— Collateral — First Lien Arrangements — Release of Liens on Collateral”;

•
as described in “— Collateral — First Lien-Second Lien Intercreditor Arrangement — Release of Liens; Automatic Release of Junior Liens.”;

Upon compliance with the conditions to the release of all or any portion of the Collateral set forth in the immediately preceding paragraph, the First Lien Collateral Agent shall forthwith take all action reasonably requested by the Company (at the expense of the Company, and accompanied by an Officers’ Certificate and, if required pursuant to the Indenture, an Opinion of Counsel, that the conditions precedent to such release have been satisfied) to release and re-convey to the applicable Grantor the applicable portion of the Collateral, without recourse or warranty of any kind or nature, that is authorized to be released pursuant to the immediately preceding paragraph, and shall deliver such Collateral in its possession to the applicable Grantor,
The Company will cause TIA §313(b), relating to reports, TIA §314(b), relating to evidence of recording of Supplemental Indentures, and TIA §314(d), relating to the release of property or securities or relating to the substitution therefor of any property or securities to be subjected to the Lien of the Collateral Documents, to be complied with. Any certificate or opinion required by TIA §314(d) may be made by an Officer except in cases where TIA §314(d) requires that such certificate or opinion be made by an independent Person, which Person will be an independent engineer, appraiser or other expert selected or reasonably satisfactory to the trustee. To the extent the Company is required to furnish to the Trustee an Opinion of Counsel pursuant to TIA §314(b)(2), the Company shall furnish such opinion not more than 60 but not less than 30 days prior to March 31 of each calendar year.
Notwithstanding anything to the contrary in the preceding paragraph, the Company will not be required to comply with all or any portion of TIA §314(d) if it determines, in good faith based on advice of counsel, that under the terms of TIA §314(d) and/or any interpretation or guidance as to the meaning thereof of the Commission and its staff, including “no action” letters or exemptive orders, all or any portion of TIA §314(d) is inapplicable to the released Collateral.
The Company will not be required to comply with TIA §314(d) with respect to any of the following:
•
cash payments (including for the scheduled repayment of Indebtedness) in the ordinary course of business or consistent with past practice;

•
sales or other dispositions of inventory in the ordinary course of business or consistent with past practice;

•
collections, sales or other dispositions of accounts receivable in the ordinary course of business or consistent with past practice;

•
sales or other dispositions in the ordinary course of business or consistent with past practice of any property the use of which is no longer necessary or desirable in, and is not material to, the conduct of the business of the Company and its Subsidiaries; and

•
provided, however, the Company’s right to rely on the above will be conditioned upon the Company’s delivering to the trustee, within 30 calendar days following the end of each year, an officer’s certificate to the effect that all releases during such year in respect of which the Company did not comply with TIA §314(d) in reliance on the above were made in the ordinary course of business or consistent with past practice. The Company will otherwise comply with the provisions of TIA §314(d).
First Lien-Second Lien Intercreditor Arrangement.   In connection with their entry into the Indenture, the First Lien Collateral Agent, the trustee, the Company and the Guarantors party thereto agreed to a form of Intercreditor Agreement, which is attached as Annex D to the Indenture, to be entered into if the Company or any Guarantor incurs Junior Lien Debt (the “Intercreditor Agreement”). Capitalized terms used in this section and not otherwise defined have the meanings assigned to such terms in the Intercreditor Agreement.
Relative Priorities.   Upon entry into the Intercreditor Agreement, notwithstanding anything contained therein or in any other agreement, document or instrument or operation of law to the contrary, and irrespective of (i) how a Lien was acquired (whether by grant, possession, statute, operation of law, subrogation, or otherwise), (ii) the time, manner, or order of the grant, attachment or perfection of a Lien, (iii) any conflicting provision of the New York UCC or other applicable law, (iv) any defect in, or non-perfection, setting aside, or avoidance of, a Lien or a First Lien Document or a Junior Lien Document, (v) the modification of a First Lien Obligation permitted under the Intercreditor Agreement and the First Lien Documents or a Junior Lien Obligation permitted under the Intercreditor Agreement and the Junior Lien Documents, or (vi) the subordination of a Lien on Collateral securing a First Lien Obligation to a Lien securing another obligation of the Company or other Person that is permitted under the First Lien Documents as in effect on the date of the Intercreditor Agreement or securing a DIP Financing, or the subordination of a Lien on Collateral securing a Junior Lien Obligation to a Lien securing another obligation of the Company or other Person (other than a First Lien Obligation) that is permitted under the Junior Lien Documents as in effect on the date of the Intercreditor Agreement, the Junior Lien Secured Parties agree that (x) any First Lien on any Collateral now or hereafter held by or for the benefit of any First Lien Secured Party shall be senior in right, priority, operation, effect and all other respects to any and all Junior Liens on any Collateral and (y) any Junior Lien on any Collateral now or hereafter held by or for the benefit of any Junior Lien Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to any and all First Liens on any Collateral.
The parties to the Intercreditor Agreement acknowledge that (i) the aggregate amount of the First Lien Obligations may be increased from time to time pursuant to the terms of the First Lien Documents, (ii) a portion of the First Lien Obligations consists or may consist of indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and (iii) (A) the First Lien Documents may be replaced, amended, restated, amended and restated, supplemented, restructured or otherwise amended or modified from time to time and (B) the First Lien Obligations may be increased, extended, renewed, Refinanced or otherwise amended, restated or modified from time to time, in the case of the foregoing clauses (A) and (B), all without affecting the subordination of the Junior Liens under the Intercreditor Agreement to the First Liens securing the First Lien Obligations or the provisions of the Intercreditor Agreement defining the relative rights of the First Lien Secured Parties and the Junior Lien Secured Parties. The Intercreditor Agreement also provides that (i) the aggregate amount of the Junior Lien Obligations may be increased from time to time pursuant to the terms of the Junior Lien Documents, (ii) a portion of the Junior Lien Obligations consists or may consist of indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and (iii) (A) the Junior Lien Documents may be replaced, restated, supplemented, restructured or otherwise amended or modified from time to time and (B) the Junior Lien Obligations may be increased, extended, renewed, Refinanced or otherwise amended, restated or modified from time to time.
No New Liens.   The parties to the Intercreditor Agreement agree that so long as the Discharge of First Lien Obligations has not occurred, none of the Grantors shall, nor shall any Grantor permit any of its Subsidiaries to, (a) grant or permit any additional Liens on any asset of such Grantor or Subsidiary to secure any Junior Lien Obligation, or take any action to perfect any additional Liens securing any Junior Lien Obligation, unless it has granted, or substantially concurrently therewith grants (or offers to grant) or grants within 20 Business Days thereafter, a Lien on such asset of such Grantor or Subsidiary to secure the First Lien Obligations and has taken all actions required to perfect such Liens securing the First Lien Obligations; provided, however, that the refusal or inability of the First Lien Agent to accept such Lien will not prevent the Junior Lien Collateral Agent from taking the Lien or (b) grant or permit any additional Liens on any asset of such Grantor or Subsidiary to secure any First Lien Obligation, or take any action to perfect any additional Liens securing any First Lien Obligation, unless it has granted, or substantially concurrently therewith grants (or offers to grant) or grants within 10 Business Days thereafter, a Lien on such asset of such Grantor or Subsidiary to secure the Junior Lien Obligations and has taken all actions (or takes all actions) required to perfect such Liens securing the Junior Lien Obligations (except, without limitation of bailee provisions set forth in the Intercreditor Agreement, Liens on any Collateral that can be perfected by the possession or control of such Collateral, which possession or control is given in favor of any First Lien Secured Party); provided, however, the refusal or inability of the Junior Lien Collateral Agent to accept such Lien will not prevent the First Lien Agent from taking the Lien.
Similar Collateral and Agreements.   The parties to the Intercreditor Agreement acknowledge and agree that it is their intention that the First Lien Collateral and the Junior Lien Collateral be substantially identical and agree (a) to cooperate in good faith in order to determine, upon any reasonable written request by the First Lien Agent or the Junior Lien Agent, the specific assets included in the First Lien Collateral and the Junior Lien Collateral, the steps taken to perfect the First Liens and the Junior Liens thereon and the identity of the respective parties obligated under the First Lien Documents and the Junior Lien Documents in respect of the First Lien Obligations and the Junior Lien Obligations, respectively, (b) that the Junior Lien Security Documents creating Liens on the Collateral shall be substantially the same forms of documents as the respective First Lien Security Documents creating Liens on the Collateral other than (i) with respect to the priority nature of the Liens created thereunder in such Collateral, (ii) such other modifications to such Junior Lien Security Documents which are less restrictive than the corresponding First Lien Security Documents, (iii) provisions in the Junior Lien Security Documents which are solely applicable to the rights and duties of the Junior Lien Collateral Agent, (iv) to the extent relevant, with such deletions or modifications of representations, warranties and covenants as are customary with respect to security documents establishing Liens securing debt securities sold in similar private transactions that are not subject to the registration requirements of the Securities Act, (v) the control of Collateral that is perfected by control (to the extent that such control cannot be granted to the Junior Lien Collateral Agent after using commercially reasonable efforts) and (vi) the delivery of possessory Collateral and (c) that at no time shall there be any Grantor that is either (i) an obligor in respect of the Junior Lien Obligations that is not also an obligor in respect of the First Lien Obligations, or (ii) an obligor in respect of the First Lien Obligations that is not also an obligor in respect of the Junior Lien Obligations.
Limitation on Enforcement Action.   The Intercreditor Agreement provides that prior to the Discharge of First Lien Obligations, the Junior Lien Collateral Agent, for itself and on behalf of each Junior Lien Secured Party, agrees that, subject to certain other provisions thereof, no Junior Lien Secured Party shall commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Collateral under any Junior Lien Security Document, applicable law or otherwise (including but not limited to any right of setoff), it being agreed that only the First Lien Agent, acting in accordance with the applicable First Lien Documents, shall have the exclusive right (and whether or not (a) any case commenced by or against the Company or any other Grantor under the Bankruptcy Code or any other Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Company or any other Grantor or any similar case or proceeding relative to the Company or any other Grantor or its creditors, as such, in each case whether or not voluntary, (b) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Grantor, in each case, whether or not voluntary and whether or not involving bankruptcy or insolvency, or (c) any other proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Grantor are determined and any payment or distribution is or may be made on account of such claims (each of the foregoing, an “Insolvency or Liquidation Proceeding”) has been commenced), to take any such actions or exercise any such remedies, in each case, without any consultation with or the consent of any Junior Lien Secured Party. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the New York UCC, the Bankruptcy Code or any other Bankruptcy

Law. Subject to certain limitations, the Junior Lien Collateral Agent, on behalf of the Junior Lien Secured Parties, may, but will have no obligation to, take all such actions (not adverse to the First Liens or the rights of the First Lien Agent and the First Lien Secured Parties) it deems necessary to perfect or continue the perfection of the Junior Liens in the Collateral or to create, preserve or protect (but not enforce) the validity and enforceability of the Junior Liens in the Collateral. Nothing in the Intercreditor Agreement limits the right or ability of the Junior Lien Secured Parties to (a) purchase (by credit bid or otherwise) all or any portion of the Collateral in connection with any enforcement of remedies by the First Lien Agent to the extent that, and so long as, the First Lien Secured Parties receive payment in full in cash of all First Lien Obligations after giving effect thereto or (b) file a proof of claim or statement of interest with respect to the Junior Lien Obligations. Following the Discharge of First Lien Obligations, the Junior Lien Secured Parties shall have the sole and exclusive right to enforce against or realize upon, or take any other action available to it in respect of, any Collateral.
Standstill Period; Permitted Enforcement Action.   The Intercreditor Agreement provides that prior to the Discharge of First Lien Obligations, both before and during an Insolvency or Liquidation Proceeding, after a period of 180 days has elapsed (which period will be tolled during any period in which the First Lien Agent is not entitled, on behalf of the First Lien Secured Parties, to enforce or exercise any rights or remedies with respect to a material portion of the Collateral as a result of (a) any injunction issued by a court of competent jurisdiction or (b) the automatic stay or any other stay or prohibition in any Insolvency or Liquidation Proceeding) since the date on which the Junior Lien Collateral Agent has delivered to the First Lien Agent written notice of the acceleration of any Junior Lien Debt (the “Standstill Period”), the Junior Lien Collateral Agent and the other Junior Lien Secured Parties may enforce or exercise any rights or remedies with respect to any Collateral; provided, however, that notwithstanding the expiration of the Standstill Period or anything in the Junior Lien Documents to the contrary, in no event may any Junior Lien Secured Party enforce or exercise any rights or remedies with respect to any Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, if any First Lien Secured Party shall have commenced prior to the expiration of the Standstill Period, and shall be diligently pursuing (or shall have sought or requested relief from, or modification of, the automatic stay or any other stay or other prohibition in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to the Collateral or any such action or proceeding; provided, further, that, at any time after the expiration of the Standstill Period, if no First Lien Secured Party shall have commenced and be diligently pursuing the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding, then no First Lien Secured Party or the First Lien Agent shall take any action of a similar nature with respect to such Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding.
Insurance.   The Intercreditor Agreement provides that unless and until the Discharge of First Lien Obligations has occurred (subject to the rights of the Junior Lien Secured Parties following expiration of the Standstill Period), the First Lien Agent shall have the sole and exclusive right, subject to the rights of the Grantors under the First Lien Documents, to (i) be named as loss payee under any insurance policies maintained from time to time by any Grantor (provided that, in such case, it shall also be named as an additional loss payee, as applicable, for the benefit of the Junior Lien Collateral Agent and the other Junior Lien Secured Parties; provided further that in the event the First Lien Agent is not so named, then the Junior Lien Collateral Agent shall be entitled to be named as additional loss payee (with the priorities, and subject to the terms, as set forth in the Intercreditor Agreement)), (ii) adjust and settle claims in respect of Collateral under any insurance policy in the event of any loss thereunder and (iii) to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. Unless and until the Discharge of First Lien Obligations has occurred, and subject to the rights of the Grantors under the First Lien Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) in respect to the Collateral shall be paid to the First Lien Agent pursuant to the terms of the First Lien Documents (including for purposes of cash collateralization of commitments, letters of credit and any hedging obligations). If any Junior Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of the foregoing, it shall pay such proceeds over to the First Lien Agent. In addition, if by virtue of being named as an additional insured or loss payee of any insurance policy of any Grantor covering any of the Collateral, the applicable Junior Lien Secured Party shall have the right to adjust or settle any claim under any such insurance policy, then unless and until the Discharge of First Lien Obligations has occurred, such Junior Lien Secured Party shall follow the instructions of the First Lien Agent, or of the Grantors under the First Lien Documents to the extent the First Lien Documents grant such Grantors the right to adjust or settle such claims, with respect to such adjustment or settlement (subject to the rights of the Junior Lien Secured Parties following expiration of the Standstill Period). Following the Discharge of First Lien Obligations, the Junior Lien Secured Parties shall have the sole and exclusive right to adjust and settle claims in respect of Collateral under any insurance policy in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral.
No Interference.   The Intercreditor Agreement will provide that unless and until the Discharge of First Lien Obligations has occurred, no Junior Lien Secured Party (i) will take or cause to be taken any action the purpose or effect of which is, or could be, to make any Junior Lien pari passu with, or to give such Junior Lien Secured Party any preference or priority relative to, any First Lien with respect to the Collateral or any part thereof, (ii) will challenge or question in any proceeding the validity or enforceability of any First Lien Obligations or First Lien Document, or the validity, attachment, perfection or priority of any First Lien, or the validity or enforceability of the priorities, rights or duties established by the provisions of the Intercreditor Agreement, (iii) subject to the rights of the Junior Lien Secured Parties following expiration of the Standstill Period, will take or cause to be taken any action the purpose or effect of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other Disposition of the Collateral by any First Lien Secured Party or the First Lien Agent in any enforcement action, (iv) subject to the rights of the Junior Lien Secured Parties following expiration of the Standstill Period, will have any right to (A) direct any First Lien Secured Party to exercise any right, remedy or power with respect to any Collateral or (B) consent to the exercise by any First Lien Secured Party of any right, remedy or power with respect to any Collateral, (v) will institute any suit or assert in any suit or Insolvency or Liquidation Proceeding any claim against the First Lien Agent or other First Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and no First Lien Secured Party shall be liable for, any action taken or omitted to be taken by the First Lien Agent or other First Lien Secured Party with respect to any First Lien Collateral in accordance with the First Lien Documents and the Intercreditor Agreement, (vi) will seek, and each Junior Lien Secured Party waives, any right, to have any Collateral or any part thereof marshaled upon any foreclosure or other Disposition of such Collateral, (vii) will attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of the Intercreditor Agreement, (viii) will object to forbearance by the First Lien Agent or any First Lien Secured Party, or (ix) will assert, and each Junior Lien Secured Party waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law.
Purchase Option.   The Intercreditor Agreement provides that on or at any time after (i) the commencement of an Insolvency or Liquidation Proceeding, or (ii) the acceleration of the First Lien Obligations (each of the foregoing clauses (i) and (ii), a “Purchase Event”), each of the holders of the Junior Lien Debt and each of their respective designated Affiliates (any of such holder(s) or designated Affiliate(s), the “Junior Lien Purchasers”) will have the right, at their sole option and election (but will not be obligated), upon prior written notice to the First Lien Agent (with a copy to the Junior Lien Collateral Agent), to purchase from the First Lien Secured Parties (A) all (but not less than all) First Lien Obligations and (B) if applicable, Obligations (including principal, unpaid interest, fees, prepayment premiums, reasonable and documented attorneys’ fees and legal expenses, but excluding contingent indemnification obligations for which no claim or demand for payment has been made at or prior to such time) provided by any of the First Lien Secured Parties in connection with a DIP Financing that are outstanding on the date of such purchase. Such notice must be given within 30 days of the relevant Purchase Event. Promptly following the receipt of such notice from the Junior Lien Purchasers, the First Lien Agent will deliver to the Junior Lien Collateral Agent and the Junior Lien Purchasers a statement of the amount of First Lien Debt, other First Lien Obligations and Obligations in connection with a DIP Financing (including principal, unpaid interest, fees, prepayment premiums, reasonable and documented attorneys’ fees and legal expenses, but excluding contingent indemnification obligations for which no claim or demand for payment has been made at or prior to such time, in respect of such DIP Financing) provided by any of the First Lien Secured Parties, if any, then outstanding and the amount of the cash collateral requested by the First Lien Agent to be delivered as described in the following paragraph. The right to purchase will expire unless, within ten Business Days after the receipt by the Junior Lien Collateral Agent and the Junior Lien Purchasers of such statement of amount from the First Lien Agent, the Junior Lien Collateral Agent (acting at the direction of the Junior Lien Purchasers) delivers to the First Lien Agent an irrevocable commitment of the Junior Lien Purchasers to purchase all (but not less than all) (x) of the First Lien Obligations and (y) if applicable, Obligations (including principal, unpaid interest, fees, prepayment premiums, reasonable and documented attorneys’ fees and legal expenses, but excluding contingent indemnification obligations for which no claim or demand for payment has been made at or prior to such time) provided by any of the First Lien Secured Parties in connection with a DIP Financing and to otherwise complete such purchase on the terms set forth in the Intercreditor Agreement.
Release of Liens; Automatic Release of Junior Liens.   The Intercreditor Agreement provides that prior to the Discharge of First Lien Obligations, in the event the First Lien Agent or the requisite First Lien Secured Parties under the First Lien Documents release the First Lien on any Collateral, the Junior Lien on such Collateral shall terminate and be released automatically and without further action if (i) such release is permitted under the Junior Lien Documents, (ii) such release is effected in connection with the First Lien Agent’s foreclosure upon, or other exercise of rights or remedies with respect to, such Collateral, or (iii) such release is effected in connection with a sale or other Disposition of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the requisite First Lien Secured Parties under the First Lien Documents shall have consented to such sale or Disposition of such Collateral; provided that, in the case of each of clauses (i), (ii) and (iii), the Junior Liens on such Collateral shall attach to (and shall remain subject and subordinate to all First Liens securing First Lien Obligations) any proceeds of a sale, transfer or other Disposition of Collateral not paid to the First Lien Secured Parties or that remain after the Discharge of First Lien Obligations.
Certain Agreements With Respect to Insolvency or Liquidation Proceedings.   The Intercreditor Agreement is a “subordination agreement” under Section 510(a) of the Bankruptcy Code and shall continue in full force and effect, notwithstanding the commencement of any Insolvency or Liquidation Proceeding by or against any Grantor or any of their Subsidiaries. All references to the Company or any Subsidiary of the Company or any other Grantor will include such Person or Persons as a debtor-in-possession and any receiver or trustee for such Person or Persons in an Insolvency or Liquidation Proceeding.
If any Grantor or any of their Subsidiaries shall become subject to any Insolvency or Liquidation Proceeding and shall, as debtor(s)-in-possession, or if any receiver or trustee for such Person or Persons shall, move for approval of financing (“DIP Financing”) to be provided by one or more lenders under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, no Junior Lien Secured Party will raise any objection, contest, oppose or seek to condition or delay, and each Junior Lien Secured Party will waive any claim such Person may now or hereafter have, to any such financing or to the Liens on the Collateral securing the same (“DIP Financing Liens”), or to any use, sale or lease of cash collateral that constitutes Collateral or to any grant of administrative expense priority under Section 364 of the Bankruptcy Code, unless (i) to the extent the First Lien Agent (acting at the direction of the requisite First Lien Secured Parties under the First Lien Documents) opposes or objects to such DIP Financing or such DIP Financing Liens or such use of cash collateral, (ii) the terms of such DIP Financing provide for the sale of a substantial part of the Collateral (other than as contemplated by the second following paragraph) or require the confirmation of a plan of reorganization or liquidation, as applicable, containing specific terms or provisions (other than repayment in cash of such DIP Financing on the effective date thereof), and/or (iii) any such DIP Financing is secured by Liens that rank junior to the First Liens; provided that the Junior Lien Secured Parties are not deemed to have waived any right to object to a DIP Financing to the extent such DIP Financing has a material adverse effect on (x) any rights of the Junior Lien Secured Parties to credit bid on the Collateral in any such sale or disposition in accordance with Section 363(k) of the Bankruptcy Code (or any similar provision under any other applicable Bankruptcy Law) but only to the extent such credit bid would provide for the Discharge of First Lien Obligations, (y) any right of the Junior Lien Secured Parties to object solely to any provisions in any DIP Financing relating to, describing or requiring any specific and material terms of a plan of reorganization or the sale of a substantial part of the Collateral (other than as contemplated by the second following paragraph), or (z) any rights of the Junior Lien Secured Parties to assert any objection with respect to any proposed orders to set bidding or related sales procedures in connection with such disposition (other than as contemplated by the second following paragraph). To the extent such DIP Financing Liens are senior to, or rank pari passu with, the First Liens, the Junior Lien Collateral Agent will, for itself and on behalf of the other Junior Lien Secured Parties, subordinate the Junior Liens on the Collateral to the First Liens, to such DIP Financing Liens and to any carve-out in connection with such Insolvency or Liquidation Proceeding, with the same priority relative to the First Liens as existed prior to the commencement of the case under the Bankruptcy Code.
Each Junior Lien Secured Party will agree not to propose, support or enter into any DIP Financing prior to the Discharge of First Lien Obligations without the consent of the First Lien Agent, in its sole discretion, unless (x) the Liens securing such DIP Financing shall be secured by Liens that rank junior to the First Liens and (y) such DIP Financing does not refinance any Junior Lien Obligations which, in connection with the relevant Insolvency or Liquidation Proceeding, are repaid in cash prior to the Discharge of First Lien Obligations.
Each Junior Lien Secured Party will agree that, until the Discharge of First Lien Obligations has occurred, it shall be deemed to have consented to and will not object to, oppose, contest or seek to condition or delay (or join with or support any third party objecting to, opposing, contesting or seeking to condition or delay) a sale or other Disposition, a motion to sell or Dispose or the bidding procedure for such sale or Disposition of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the requisite First Lien Secured Parties under the First Lien Documents shall have consented to the same and all First Liens and Junior Liens will attach to the proceeds of the sale in the same respective priorities as set forth in the Intercreditor Agreement and the net cash proceeds of any such sale or Disposition under Section 363(b) of the Bankruptcy Code or any other provision of the Bankruptcy Code are concurrently and permanently applied to the First Lien Obligations and any DIP Financing provided by the First Lien Secured Parties, together with a concurrent permanent reduction of the applicable commitments of the First Lien Secured Parties under the applicable First Lien Documents.
Each Junior Lien Secured Party, will waive, until the Discharge of First Lien Obligations has occurred, any claim that may be had against any First Lien Secured Party arising out of any DIP Financing Liens (that are granted in a manner that is consistent with the Intercreditor Agreement), or request for adequate protection or administrative expense priority under Section 364 of the Bankruptcy Code to the extent the Liens securing any First Lien Obligations are subordinated to or have the same priority as the Liens securing such DIP Financing.
Each Junior Lien Secured Party will agree that, until the Discharge of First Lien Obligations has occurred, it will not file or prosecute in any Insolvency or Liquidation Proceeding any motion for adequate protection (or any comparable request for relief) based upon their interest in the Collateral, nor object to, oppose, contest or seek to condition or delay (or join with or support any third party objecting to, opposing, contesting or seeking to condition or delay) (i) any request by any First Lien Secured Party for adequate protection or (ii) any objection by any First Lien Secured Party to any motion, relief, action or proceeding based on any First Lien Secured Party claiming a lack of adequate protection, except that the Junior Lien Secured Parties may:
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freely seek and obtain relief granting adequate protection in the form of a replacement lien co-extensive in all respects with, but subordinated (as described in “— Collateral — First Lien-Second Lien Intercreditor Arrangements — Relative Priorities”) to, and with the same relative priority to the First Liens as existed prior to the commencement of the Insolvency or Liquidation Proceeding, all Liens granted in the Insolvency or Liquidation Proceeding to, or for the benefit of, the First Lien Secured Parties;

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freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Discharge of First Lien Obligations; and

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freely file (i) proof of claims or statements of interest in respect of the Junior Lien Obligations and (ii) file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Junior Lien Secured Parties, including without limitation any claims secured by the Collateral.
Each Junior Lien Secured Party will waive, until the Discharge of First Lien Obligations has occurred, any claim it may now or hereafter have against any First Lien Secured Party (or their representatives) arising out of any election by any First Lien Secured Party, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code.
Each Junior Lien Secured Party will agree that in any Insolvency or Liquidation Proceeding, it shall not support or vote to accept any plan of reorganization or liquidation that is inconsistent with the priorities or other provisions of the Intercreditor Agreement unless such plan is accepted by the Class of First Lien Secured Parties in accordance with Section 1126(c) of the Bankruptcy Code or otherwise provides for the Discharge of First Lien Obligations on the effective date of such plan of reorganization or liquidation, as applicable; otherwise, each Junior Lien Secured Party shall remain entitled to vote its claims in any such Insolvency or Liquidation Proceeding.
Each Junior Lien Secured Party will agree that, until the Discharge of First Lien Obligations has occurred, no Junior Lien Secured Party shall seek relief, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay or other prohibition in any Insolvency or Liquidation Proceeding in respect of the Collateral without the prior written consent of the First Lien Agent.
Each Junior Lien Secured Party will agree that it shall not object to, oppose, contest or seek to condition or delay (or join or support any third party in objecting to, opposing, contesting or seeking to condition or delay) any claim by any First Lien Secured Party for allowance or payment in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of post-petition interest, fees, prepayment premiums, or expenses or cash collateralization of all letters of credit to the extent of the value of the First Liens. Without the express written consent of the First Lien Agent, no Junior Lien Secured Party shall oppose, object to, contest or seek to condition or delay (or shall join with or support any third party in opposing, objecting to, contesting or seeking to condition or delay, as the case may be), in any Insolvency or Liquidation Proceeding involving any Grantor, (i) the determination of the extent of any Liens held by any of First Lien Secured Party or the value of any claims of any such holder under Section 506(a) of the Bankruptcy Code or (ii) the payment to the First Lien Secured Party of interest, fees or expenses, or to the cash collateralization of letters of credit, under Section 506(b) of the Bankruptcy Code.
Until the Discharge of First Lien Obligations has occurred, notwithstanding anything to the contrary contained in the Intercreditor Agreement, if in any Insolvency or Liquidation Proceeding a determination is made that any Lien encumbering any Collateral is not enforceable for any reason, then each Junior Lien Secured Party will agree that any distribution or recovery it may receive in respect of any such Collateral shall be segregated and held in trust and forthwith paid over to the First Lien Agent for the benefit of the First Lien Secured Parties in the same form as received without recourse, representation or warranty (other than a representation of the Junior Lien Collateral Agent that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Each Junior Lien Secured Party will appoint the First Lien Agent, and any officer or agent of the First Lien Agent, with full power of substitution, as the attorney-in-fact of such Junior Lien Secured Party for the limited purpose of carrying out the provisions of this paragraph and taking any action and executing any instrument that the First Lien Agent may deem necessary or advisable to accomplish the purposes thereof.
No Junior Lien Secured Party shall oppose, object to, contest or seek to condition or delay (or join with or support any third party in opposing, objecting to, contesting or seeking to condition or delay, as the case may be) any credit bid by the First Lien Agent, so long as it is in compliance with the Intercreditor Agreement.
Without the consent of the First Lien Agent in its sole discretion, no Junior Lien Secured Party will file or join an involuntary bankruptcy petition or claim or seek the appointment of an examiner, receiver or a trustee for any Grantor or any of their Subsidiaries, or any of their respective properties, in each case solely in its capacity as a Junior Lien Secured Party.

Each Junior Lien Secured Party will waive, until the Discharge of First Lien Obligations has occurred, any right to assert or enforce any claim under Section 506(c) or 552 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law as against any First Lien Secured Party or any of the Collateral, except as expressly permitted by the Intercreditor Agreement.
Application of Proceeds.   Prior to the Discharge of First Lien Obligations, and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, any Collateral or proceeds received in connection with the enforcement or exercise of any rights or remedies or any Insolvency or Liquidation Proceeding will be applied:
•
first, to the payment in full in cash of all First Lien Obligations (together with a concurrent permanent reduction of the applicable commitments of the First Lien Secured Parties under the applicable First Lien Documents pursuant to the terms thereof),

•
second, to the payment in full in cash of all Junior Lien Obligations (together with a concurrent permanent reduction of the applicable commitments of the Junior Lien Secured Parties under the applicable Junior Lien Documents pursuant to the terms thereof), and

•
third, to the Company or as otherwise required by applicable law.

Change of Control
If a Change of Control occurs, the Company shall make an offer (a “Change of Control Offer”) to each Holder to repurchase all or any part (equal to a minimum amount of $1.00 and integral multiples of $1.00 in excess thereof) of that Holder’s Notes at a purchase price in cash (the “Change of Control Payment”) equal to 101% of the aggregate principal amount of Notes repurchased (including any PIK Notes or any increased principal amount of Notes as payment for PIK Interest), plus accrued and unpaid cash interest and Additional Amounts, if any, together with an amount of cash equal to all accrued and unpaid PIK Interest, on the Notes repurchased to, but not including, the date of purchase (the “Change of Control Payment Date”), subject to the rights of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date. No later than 30 days following any Change of Control, the Company shall deliver a notice to the Trustee and paying agent and each Holder describing the Change of Control and the related transaction or transactions and stating:
(1)
that the Change of Control Offer is being made pursuant to this covenant and that all Notes properly tendered and not withdrawn pursuant to the Change of Control Offer will be accepted for payment;

(2)
the Change of Control Payment and the Change of Control Payment Date, which will be no earlier than 30 days and no later than 60 days from the date such notice is delivered;

(3)
that any Note not properly tendered will continue to accrue interest;

(4)
that, unless the Company defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest on and after the Change of Control Payment Date;

(5)
that Holders electing to have any Notes purchased pursuant to a Change of Control Offer will be required to surrender the Notes, properly endorsed for transfer, together with the form entitled “Option of Holder to Elect Purchase” on the reverse of the Notes completed and such customary documents as the Company may reasonably request, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day prior to the Change of Control Payment Date;

(6)
that Holders will be entitled to withdraw their election if the Paying Agent receives, prior to the close of business on the third Business Day preceding the Change of Control Payment Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing its election to have the Notes purchased; and

(7)
that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1.00 in principal amount or an integral multiple of $1.00 in excess thereof.
The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent those requirements, laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this covenant, the Company shall comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this covenant by virtue of such compliance.
On or before the Change of Control Payment Date, the Company shall, to the extent lawful:
(1)
accept for payment all Notes or portions thereof properly tendered and not withdrawn pursuant to the Change of Control Offer;

(2)
deposit with the paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions Notes properly tendered and not withdrawn; and

(3)
deliver or cause to be delivered to the Trustee and Paying Agent the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Company.

The paying agent shall deliver to each Holder of Notes properly tendered and not withdrawn the Change of Control Payment for such Notes (including cash in an amount equal to accrued and unpaid PIK Interest) (or, if all the Notes are then in global form, make such payment through the facilities of the Depository) and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any.
Notwithstanding anything to the contrary in this covenant, the Company shall not be required to make a Change of Control Offer upon a Change of Control if (1) a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the Indenture applicable to a Change of Control Offer made by the Company and purchases all Notes properly tendered and not withdrawn under such Change of Control Offer, or (2) notice of redemption of all Notes has been given pursuant to the Indenture as described under “— Optional Redemption,” unless there is a default in payment of the applicable redemption price.
Notwithstanding anything to the contrary contained herein, a Change of Control Offer may be made in advance of a Change of Control, conditioned upon the consummation of such Change of Control, if a definitive agreement is in place for the Change of Control at the time the Change of Control Offer is made.
The provisions of this covenant relating to the Company’s obligation to make a Change of Control Offer, including the definition of “Change of Control,” may be waived or modified at any time (including after a Change of Control) with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding.
The definition of “Change of Control” includes a disposition of all or substantially all of the assets of the Company and its Restricted Subsidiaries, taken as a whole, to certain persons. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve a disposition of “all or substantially all” of the assets of the Company and its Restricted Subsidiaries, taken as a whole. As a result, it may be unclear as to whether a Change of Control has occurred and whether a Holder of Notes may require the Company to make an offer to repurchase the Notes.
Our ability to pay cash to the Holders following the occurrence of a Change of Control may be limited by our then-existing financial resources, and sufficient funds may not be available when necessary to make an offer to repurchase the Notes. See “Risk Factors — Risks Related to Our Notes — We may not be able to finance a change of control offer as required by the indenture that governs the Notes offered hereby.”

Certain Covenants
Set forth below are summaries of certain covenants that are contained in the Indenture.
Suspension of Covenants
During any period of time (1) the Notes have an Investment Grade Rating and (2) no Default or Event of Default has occurred and is continuing under the Indenture, the Company and the Restricted Subsidiaries will not be subject to the provisions of the Indenture described under the following headings (collectively, the “Suspended Covenants”):
•
“— Limitation on Restricted Payments”;

•
“— Limitation on Incurrence of Indebtedness and Issuance of Preferred Stock”;

•
“— Limitation on Asset Sales”; and

•
the provisions of clause (3) of the first paragraph of “— Merger, Consolidation, or Sale of Assets.”

In the event that the Company and the Restricted Subsidiaries are not subject to the Suspended Covenants for any period of time as a result of the preceding paragraph and, subsequently, Moody’s, S&P or Fitch, as applicable, withdraws its rating or downgrades the rating assigned to the Notes so that the Notes do not have an Investment Grade Rating, or an Event of Default (other than with respect to the Suspended Covenants) occurs and is continuing (the “Reversion Date”), then the Company and the Restricted Subsidiaries shall, on and after the Reversion Date, be subject to the Suspended Covenants. The period of time between the date the Suspended Covenants become suspended and the Reversion Date is referred to herein as the “Suspension Period.” During the Suspension Period, the Board of Directors of the Company may not designate any of the Restricted Subsidiaries as Unrestricted Subsidiaries pursuant to the provisions described under “—Designation of Restricted and Unrestricted Subsidiaries.” Notwithstanding that the Suspended Covenants may be reinstated, no Default, Event of Default or breach of any kind under the Indenture or the Notes will be deemed to have occurred as a result of a failure of the Company and the Restricted Subsidiaries to comply with a Suspended Covenant during the Suspension Period.
Calculations made on and after the Reversion Date of the amount available to be made as Restricted Payments under the provisions described under “— Limitation on Restricted Payments” will be made as if the provisions described under “— Limitation on Restricted Payments” had been in effect at all times since the Issue Date, but not during the Suspension Period, and no Default or Event of Default will be deemed to have occurred solely by reason of a Restricted Payment made during the Suspension Period. On the Reversion Date, all Indebtedness Incurred during the continuance of the Suspension Period will be classified as having been incurred pursuant to clause (2) of Permitted Debt.
The Company shall provide the Trustee and Holders with prompt written notice of any event or events giving rise to a Suspension Period or a Reversion Date, the date thereof and identifying the Suspended Covenants. The Trustee shall have no duty to monitor the ratings of the Notes or the occurrence of a Suspension Period or a Reversion Date, or to notify Holders of the same.
Notwithstanding that the Suspended Covenants may be reinstated, without causing a Default or Event of Default, following a Reversion Date the Company and the Restricted Subsidiaries shall be permitted to honor any contractual commitments entered into during the Suspension Period; provided that such contractual commitments were entered into during the Suspension Period and not in contemplation of a reversion of the Suspended Covenants.¶
There can be no assurance that the Notes will ever achieve or maintain an Investment Grade Rating.
Limitation on Incurrence of Indebtedness and Issuance of Preferred Stock
The Company will not, and will not permit any of the Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, “Incur,” and “Incurrence,” “Incurred” and “Incurring” shall have meanings correlative to the foregoing) any Indebtedness (including Acquired Debt) or issue any Disqualified Stock, and the Company will not permit any of the Restricted Subsidiaries to issue any shares of Preferred

Stock; provided that the Company or any Guarantor may incur Indebtedness (including Acquired Debt) or issue Disqualified Stock or Preferred Stock in an amount such that, after giving effect to such Incurrence or issuance and the application of the proceeds therefrom, the Consolidated Fixed Charge Coverage Ratio would have been at least 2.0 to 1.0; and provided further, that (x) any such Indebtedness shall be unsecured and shall be guaranteed only by a Guarantor and (y) the final maturity date of such Indebtedness shall be no earlier than the date that is 91 days after the Maturity Date, the terms of such Indebtedness shall not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date that is 91 days after the Maturity Date, and the Weighted Average Life to Maturity of such Indebtedness at the time such Indebtedness is incurred shall not be less than 91 days after the Weighted Average Life to Maturity at such time of the Notes issued on the Issue Date.
The first paragraph of this covenant will not, however, prohibit the Incurrence of any of the following items of Indebtedness (collectively, “Permitted Debt”):
(1)
the Incurrence by the Company or any Guarantor of Indebtedness under the Notes (including the issuance of Notes as PIK Interest) and the Guarantees thereof, in each case issued on the Issue Date;

(2)
Indebtedness existing on the Issue Date and any guarantees thereof (other than Indebtedness described in clause (1) of this paragraph);

(3)
the Incurrence by the Company or any Guarantor of (a) Indebtedness consisting of First Lien Debt, the amount of which does not exceed $275 million plus the amount of any future reduction in the outstanding principal amount of the Notes, and (b) Indebtedness consisting of Junior Lien Debt or unsecured Indebtedness up to the greater of (A) $200 million and (B) 8% of Total Assets; provided that (I) any such Indebtedness incurred under this clause (3) shall be guaranteed only by a Guarantor and shall be secured only by assets that constitute Collateral, and (II) (x) if such Indebtedness constitutes First Lien Debt, then except as to Indebtedness constituting revolving credit loans and subject to the last paragraph of this covenant, the final maturity date of such Indebtedness shall be no earlier than the Maturity Date, the terms of such Indebtedness shall not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the Maturity Date (other than on account of customary asset sale, casualty event and change of control provisions), and the Weighted Average Life to Maturity of such Indebtedness at the time such Indebtedness is incurred shall not be less than the Weighted Average Life to Maturity at such time of the Notes issued on the Issue Date, and (y) if such Indebtedness constitutes Junior Lien Debt, then, subject to the last paragraph of this covenant, except for up to $50 million of such Indebtedness, the final maturity date of such Indebtedness shall be no earlier than the date that is 91 days after the Maturity Date, the terms of such Indebtedness shall not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date that is 91 days after the Maturity Date (other than on account of customary asset sale, casualty event and change of control provisions), and the Weighted Average Life to Maturity of such Indebtedness at the time such Indebtedness is incurred shall not be less than 91 days after the Weighted Average Life to Maturity at such time of the Notes issued on the Issue Date;

(4)
the Incurrence by the Company or any Restricted Subsidiary of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to renew, refund, refinance, replace, defease or discharge, in whole or in part, any Indebtedness (other than intercompany Indebtedness) that was permitted by the Indenture to be Incurred under the first paragraph of this covenant or clause (2) or (11) of this paragraph or this clause (4);

(5)
the Incurrence by the Company or any Restricted Subsidiary of intercompany Indebtedness between or among the Company and any of the Subsidiaries or Joint Ventures; provided that;

(A)
if the Company or any Guarantor is the obligor on such Indebtedness and the payee is not the Company or a Guarantor, such Indebtedness must be unsecured and expressly subordinated to the prior payment in full in cash of all Obligations with respect to the Notes, in the case of the Company, or the applicable Guarantees, in the case of a Guarantor, including, for the avoidance of doubt, in accordance with the Global Intercompany Note; and

(B)
upon any (i) subsequent issuance or transfer of Equity Interests or any other event that results in any such Indebtedness being held by a Person other than the Company, a Subsidiary or a Joint Venture, or (ii) sale or other transfer of any such Indebtedness to a Person that is not the Company, a Subsidiary or a Joint Venture, the exception provided by this clause (5) shall no longer be applicable to such Indebtedness and such Indebtedness will be deemed to have been Incurred at the time of any such issuance, sale or transfer;

(6)
the Incurrence by the Company or any Restricted Subsidiary of Hedging Obligations in the ordinary course of business and not for speculative purposes;

(7)
the guarantee by the Company or any Guarantor of Indebtedness of the Company or a Guarantor that was permitted to be Incurred by another provision of this covenant; provided that if the Indebtedness being guaranteed is subordinated to or pari passu with the Notes or a Guarantee, then the guarantee shall be subordinated or pari passu, as applicable, to the same extent as the Indebtedness guaranteed;

(8)
(a) the Incurrence by the Company or any Restricted Subsidiary of Indebtedness in respect of bids, trade contracts, statutory obligations, workers’ compensation claims, self-insurance obligations, surety, customs, importation or appeal bonds (other than surety or appeal bonds related to judgments or litigation), performance bonds, bid bonds, performance guarantees, leases, letters of credit, or other Indebtedness of a like nature, in each case in the ordinary course of business and (b) surety or appeal bonds, supersedeas bonds or payment bonds and similar obligations related to judgments or litigation, provided that the aggregate amount of such bonds (other than such bonds in respect of tax assessments or liabilities) under this clause (b) does not exceed $75 million at any time;

(9)
the Incurrence by the Company or any Restricted Subsidiary of Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn against insufficient funds;

(10)
the Incurrence by the Company or any Restricted Subsidiary of Indebtedness arising from agreements providing for indemnification, earn-outs, adjustment of purchase price or similar obligations, or guarantees or letters of credit, surety bonds or performance bonds securing any obligations of the Company or any Restricted Subsidiary pursuant to such agreements, in each case, Incurred in connection with the acquisition or disposition of any business, assets or the Capital Stock of a Subsidiary or any Person, other than guarantees of Indebtedness Incurred by any Person acquiring all or any portion of such business, assets or the Capital Stock of a Subsidiary or any Person for the purpose of financing such acquisition; provided that, in the case of a disposition, the maximum aggregate liability in respect of all such Indebtedness shall at no time exceed the gross proceeds (including non-cash proceeds (the Fair Market Value of such non-cash proceeds being measured at the time received and without giving effect to any subsequent changes in value)) actually received by the Company and the Restricted Subsidiaries in connection with such disposition;

(11)
Acquired Debt of the Company or any Restricted Subsidiary in an amount equal to the greater of (x) $300 million in the aggregate and (y) the amount that could be incurred (provided, after giving pro forma effect to the relevant transaction, no Default or Event of Default shall exist) in satisfaction of the following leverage ratio tests:

(A)
if such Acquired Debt is secured, then (x) the Liens are only of the type that are permitted pursuant to clause (3) or (11) of the definition of Permitted Liens, and (y) the Consolidated Secured Leverage Ratio shall be less than or equal to the greater of (I) 3.5:1.0 and (II) the Consolidated Secured Leverage Ratio immediately prior to the Incurrence of such Acquired Debt, calculated after giving pro forma effect (which shall assume that any Indebtedness that is in the nature of a revolving or asset-based nature is deemed to be fully drawn for purposes of such calculation, to the extent available to be drawn under such facility) to the acquisition or merger and the Incurrence of such Acquired Debt; and ¶

(B)
if such Acquired Debt is unsecured, then the Consolidated Total Leverage Ratio shall be less than or equal to the greater of (x) 4.0:1.0 and (y) the Consolidated Total Leverage Ratio immediately prior to the Incurrence of such Acquired Debt, calculated after giving pro forma effect (which shall assume that any Indebtedness that is in the nature of a revolving or asset-based nature is deemed to be fully drawn for purposes of such calculation, to the extent available to be drawn under such facility) to the acquisition or merger and the Incurrence of such Acquired Debt;
(12)
the Incurrence by the Company or any Guarantor of Indebtedness, together with any other Indebtedness Incurred pursuant to this clause (12) then outstanding, not in excess of the greater of $175 million and 7% of Total Assets; provided that (x) any such Indebtedness shall be unsecured and shall be guaranteed only by a Guarantor, and (y) subject to the last paragraph of this covenant, the final maturity date of such Indebtedness shall be no earlier than the date that is 91 days after the Maturity Date, the terms of such Indebtedness shall not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date that is 91 days after the Maturity Date (other than on account of customary asset sale, casualty event and change of control provisions), and the Weighted Average Life to Maturity of such Indebtedness at the time such Indebtedness is incurred shall not be less than 91 days after the Weighted Average Life to Maturity at such time of the Notes issued on the Issue Date;

(13)
Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations (or any guarantee thereof or indemnity with respect thereto), in each case, (i) Incurred by the Company or any Guarantor in order to (x) renovate, repair, improve, install or upgrade any Vessel or any other fixed or capital property, equipment or other assets, in each case used in the business of the Company or any Guarantor, and Permitted Refinancing Indebtedness in respect thereof, or (y) acquire, lease, construct or otherwise finance the purchase price of any fixed or capital property, equipment or other assets of the Company or any Guarantor, or (ii) Incurred by any Restricted Subsidiary to (x) renovate, repair, improve, install or upgrade any Vessel or any other fixed or capital property, equipment or other assets of such Restricted Subsidiary or (y) acquire, lease, construct or otherwise finance the purchase price of any fixed or capital property, equipment or other assets of such Restricted Subsidiary, and Permitted Refinancing Indebtedness in respect thereof, in an aggregate amount, together with any other Indebtedness Incurred pursuant to this clause (13) and Permitted Refinancing Indebtedness in respect thereof then outstanding, not to exceed the greater of $75 million and 3% of Total Assets;

(14)
Cash Management Obligations and obligations in respect of any agreement providing for credit cards or purchase cards;

(15)
Indebtedness Incurred in the ordinary course of business to finance take-or-pay obligations contained in supply arrangements;

(16)
the issuance of shares of Preferred Stock of a Restricted Subsidiary to the Company or another Restricted Subsidiary; provided that any subsequent issuance or transfer of Equity Interests or any other event that results in any Restricted Subsidiary that holds such shares of Preferred Stock ceasing to be a Restricted Subsidiary or any other transfer of any such shares of Preferred Stock (except to the Company or another Restricted Subsidiary) shall be deemed, in each case, to be an issuance of shares of Preferred Stock not permitted by this clause (16);

(17)
Indebtedness Incurred on behalf of, or representing guarantees of Indebtedness of, or Disqualified Stock or Preferred Stock of, Joint Ventures of the Company or any of its Restricted Subsidiaries, and Permitted Refinancing Indebtedness in respect thereof, so long as the amount of such Indebtedness, Disqualified Stock or Preferred Stock, together with any other Indebtedness, Disqualified Stock and Preferred Stock Incurred or issued pursuant to this clause (17) then outstanding, does not exceed $25 million;

(18)
Indebtedness Incurred or Disqualified Stock issued by the Company or any Restricted Subsidiary or Preferred Stock issued by any of the Restricted Subsidiaries to the extent that the net proceeds thereof are promptly deposited with the Trustee to satisfy and discharge the Notes in accordance with the Indenture;

(19)
the Incurrence by the Company or any Restricted Subsidiary of (i) Indebtedness, together with any other Indebtedness Incurred pursuant to this clause (19) and Permitted Refinancing Indebtedness in respect thereof then outstanding, not to exceed $700 million, which may be secured but only pursuant to clause (28) of the definition of Permitted Liens and (ii) Limited Recourse Debt, which may be secured but only pursuant to clause (28) of the definition of Permitted Liens; in each case for the purpose of financing a portion of the purchase price of one or more Vessels (including for the avoidance of doubt the DS-13 and the DS-14) in a single transaction or series of related transactions, so long as the Indebtedness (including the Limited Recourse Debt) Incurred in such transaction or series of related transactions pursuant to this clause (19) (other than such Indebtedness Incurred to finance a portion of the purchase price of the DS-13 and the DS-14) is not more than 85% of the purchase price for such acquired Vessel;

(20)
Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations (or any guarantee thereof or indemnity with respect thereto) Incurred by the Company or any Guarantor in order to fund the cost of up to two 20K Contracts in respect of Other Vessels owned by the Company or such Guarantor, in an aggregate amount, together with any other Indebtedness Incurred pursuant to this clause (20) then outstanding, not to exceed $300 million; and

(21)
to the extent constituting Indebtedness, prepayments for property or services under any Drilling Contract in the ordinary course of business.

For purposes of determining compliance with this covenant, in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (1) through (20) above or could be Incurred pursuant to the first paragraph of this covenant, the Company or the applicable Restricted Subsidiary will be permitted to classify such item of Indebtedness (or any portion thereof) on the date of its Incurrence, or later reclassify all or a portion of such item of Indebtedness, in any manner that complies with this covenant. The accrual of interest or dividends on Preferred Stock or Disqualified Stock, the accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms (including the payment of paid-in-kind interest), the reclassification of Preferred Stock as Indebtedness due to a change in accounting principles, and the payment of dividends on Preferred Stock or Disqualified Stock in the form of additional shares of the same class of Preferred Stock or Disqualified Stock will not be deemed to be an Incurrence of Indebtedness or an issuance of Preferred Stock or Disqualified Stock for purposes of this covenant; provided, in each such case, that the amount of any such accrual, accretion or payment (including the payment of paid-in-kind interest) is included in Consolidated Interest Expense of the Company as accrued.
For the avoidance of doubt, for purposes of determining compliance with this covenant, if any such Indebtedness is issued or incurred in reliance on Total Assets and any Permitted Refinancing Indebtedness issued or incurred to refinance such Indebtedness would cause the percentage of Total Assets (as measured at the time of incurrence) to be exceeded if calculated based on the Total Assets on the date of such refinancing, such percentage of Total Assets will be deemed to not be exceeded, solely with respect to the Incurrence of such Permitted Refinancing Indebtedness, to the extent such Permitted Refinancing Indebtedness does not exceed the amount permitted under clause (1) of the definition of Permitted Refinancing Indebtedness.
The amount of any Indebtedness outstanding as of any date will be:
(1)
the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount;

(2)
the principal amount of the Indebtedness, in the case of any other Indebtedness; and

(3)
in respect of Indebtedness of another Person secured by a Lien on the assets of the specified Person, the lesser of:

(A)
the Fair Market Value of such assets at the date of determination; and

(B)
the amount of the Indebtedness of the other Person; and

(4)
in the case of Hedging Obligations, the termination value of the agreement or arrangement giving rise to such Hedging Obligations that would be payable by the specified Person at such date.¶

Notwithstanding anything to the contrary in the Indenture, the Company will not, and will not permit any Guarantor to, directly or indirectly, Incur any Indebtedness (including Acquired Indebtedness) that is subordinated or junior in right of payment to any Indebtedness of the Company or such Guarantor, as the case may be, unless such Indebtedness is expressly subordinated in right of payment to the Notes or such Guarantor’s Guarantee to the extent and in the same manner as such Indebtedness is subordinated to other Indebtedness of the Company or such Guarantor, as the case may be.
For purposes of determining compliance with any dollar-denominated restriction on the Incurrence of Indebtedness, the Dollar Equivalent of the principal amount of Indebtedness denominated in another currency will be utilized, calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was Incurred, in the case of term Indebtedness, or first committed, in the case of Indebtedness Incurred under a revolving credit facility; provided that if such Indebtedness is Incurred to refinance other Indebtedness denominated in a currency other than dollars, and such refinancing would cause the applicable dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such dollar-denominated restriction will be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being refinanced.
Notwithstanding any other provision of this covenant, the maximum amount of Indebtedness that the Company or the applicable Restricted Subsidiary may Incur pursuant to this covenant shall not be deemed to be exceeded solely as a result of fluctuations in exchange rates or currency values
Notwithstanding the provisos regarding the final maturity date, scheduled repayment, mandatory redemption or sinking fund obligations and the Weighted Average Life to Maturity set forth in (i) clause (3) of Permitted Debt as to First Lien Debt and Junior Lien Debt permitted thereunder and (ii) clause (12) of Permitted Debt as to Indebtedness permitted thereunder, the Company or the Guarantors may Incur up to $50 million of such First Lien Debt, such Junior Lien Debt or such Indebtedness, in the aggregate, which First Lien Debt, Junior Lien Debt or Indebtedness does not comply with such provisos.
Limitation on Restricted Payments
The Company will not, and will not permit any of the Restricted Subsidiaries to, directly or indirectly:
(1)
declare or pay any dividend or make any other payment or distribution on account of Equity Interests of the Company or any Restricted Subsidiary (including, without limitation, any payment in connection with any merger, consolidation or amalgamation involving the Company or any of the Restricted Subsidiaries) or to the direct or indirect holders of the Company’s or any of the Restricted Subsidiaries’ Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company and excluding dividends or distributions payable to the Company or any Guarantor, including through the payment of dividends or distributions to a non-Guarantor or a series of non-Guarantors if such dividend or distribution is immediately distributed to another Guarantor or the Company upon receipt (and, if such Guarantor has holders of Equity Interests other than the Company or other Restricted Subsidiaries, to its other holders of Equity Interests on a pro rata basis or on a basis that is more favorable to the Company and the Restricted Subsidiaries than pro rata));

(2)
purchase, repurchase, redeem, retire or otherwise acquire for value (including, without limitation, in connection with any merger, consolidation or amalgamation involving the Company) any Equity Interests of the Company held by any Person (other than any such Equity Interests held by the Company or any Guarantor ) or any Equity Interests of any Restricted Subsidiary held by an Affiliate of the Company (other than Equity Interests held by the Company or any Guarantor) (in each case other than in exchange for Equity Interests of the Company that do not constitute Disqualified Stock);

(3)
make any principal or premium payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value, any Junior Debt (excluding (a) interest payments on any Indebtedness, (b) any intercompany Indebtedness between or among the Company and any of the Restricted Subsidiaries, (c) any such Indebtedness repaid, acquired or retired for value in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of payment, acquisition or retirement, (d) a payment of principal at the Stated Maturity of any such Indebtedness and (e) payments with respect to revolving credit facilities entered into after the Issue Date in accordance with the terms of the Indenture and as to which the Indebtedness outstanding thereunder was at the time of its Incurrence permitted by the terms of the Indenture to be so Incurred); or
(4)
make any Restricted Investment (all such payments and other actions set forth in these clauses (1) through (4) being collectively referred to as “Restricted Payments”).

The foregoing provisions will not prohibit:
(1)
the payment of any dividend or distribution or the consummation of any irrevocable redemption within 60 days after the date of declaration of the dividend or distribution or the date of the redemption notice, as the case may be, if at the date of declaration or notice, the dividend, distribution or redemption payment would have complied with the provisions of the Indenture;

(2)
so long as no Default or Event of Default has occurred and is continuing or would occur as a result thereof, the making of any Restricted Payment in exchange for, or out of the net cash proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of, Equity Interests of the Company (other than Disqualified Stock) or from the substantially concurrent contribution of common equity capital to the Company;

(3)
the repurchase, redemption, defeasance or other acquisition or retirement for value of Junior Debt with the net cash proceeds from a substantially concurrent Incurrence of Permitted Refinancing Indebtedness;

(4)
so long as no Default or Event of Default has occurred and is continuing or would occur, the repurchase, redemption, cancellation, or other acquisition or retirement for value of, or agreement to do any of the foregoing with respect to, any Equity Interests of the Company or any Restricted Subsidiary granted pursuant to any Management Incentive Plan Award; provided that the aggregate price paid for all such repurchased, redeemed, cancelled, acquired or retired Equity Interests may not exceed $2 million in any twelve-month period (with any portion of such $2 million that is unused in any twelve-month period to be carried forward to successive twelve-month periods and added to such amount, but with an overall limit in any twelve-month period of $3 million);

(5)
(a) the purchase, redemption or other acquisition or retirement for value of Equity Interests deemed to occur upon the exercise or conversion of stock options, warrants, rights to acquire Equity Interests or other convertible securities, to the extent such Equity Interests represent a portion of the exercise or conversion price thereof, and (b) the purchase, redemption, net-settlement, or other acquisition or retirement for value of Equity Interests of the Company or any Restricted Subsidiary held by any current or former officer, director or employee of the Company or any Restricted Subsidiary in connection with the exercise, vesting or settlement of any equity compensation (including, without limitation, any Management Incentive Plan Awards or other stock option, restricted stock or phantom stock award), in each case in this clause (b), solely in order to satisfy any tax withholding obligation with respect to such exercise, vesting or settlement;

(6)
any purchase, redemption, defeasance or other acquisition or retirement of any Junior Debt from proceeds of an Asset Sale or in the event of a Change of Control, in each case only if prior to or simultaneously with such purchase, redemption, defeasance or other acquisition or retirement, the Company or a Restricted Subsidiary has made the Asset Sale Offer or Change of Control Offer, as applicable, as provided in the Indenture and has completed the repurchase of all Notes validly tendered for payment in connection with such Asset Sale Offer or Change of Control Offer in accordance with the requirements of the Indenture;

(7)
so long as no Default or Event of Default has occurred and is continuing or would occur as a result thereof, the declaration and payment of regularly scheduled or accrued dividends to holders of any class or series of Disqualified Stock of the Company or any Preferred Stock of any Restricted Subsidiary of the Company issued on or after the Issue Date in accordance with the provisions described under “— Limitation on Incurrence of Indebtedness and Issuance of Preferred Stock”;
(8)
cash payments in lieu of the issuance of fractional shares, or payments to dissenting stockholders (a) pursuant to applicable law or (b) in connection with the settlement or other satisfaction of legal claims made pursuant to or in connection with a consolidation, merger or transfer of assets in connection with a transaction that is not prohibited by the Indenture; and

(9)
so long as no Default or Event of Default has occurred and is continuing or would occur as a result thereof, any Restricted Payment (excluding the Investment of any Vessel and any Equity Interest or Indebtedness of any owner of any Vessel) so long as the amount of such Restricted Payment, together with the aggregate amount of all other Restricted Payments made under this clause (9) since the Issue Date, does not exceed $100 million (or, following the Floater Restructuring Transaction, does not exceed $50 million).

The amount of all Restricted Payments (other than cash) will be the Fair Market Value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company or any Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. For purposes of determining compliance with this covenant, in the event that a Restricted Payment meets the criteria of more than one of the categories of Restricted Payments described in the preceding clauses (1) through (9) of the second paragraph of this covenant or as a Permitted Investment, the Company will be permitted to divide or classify (or later divide, classify or reclassify in whole or in part in its sole discretion) such Restricted Payment in any manner that complies with this covenant. For the avoidance of doubt, this covenant will not restrict the making of any “AHYDO catch up payment” with respect to, and required by the terms of, any Indebtedness of the Company or any Restricted Subsidiary permitted to be incurred under the terms of the Indenture.
Limitation on Liens
The Company will not, and will not permit any of the Restricted Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien of any kind on any of its property or assets, except for Permitted Liens.
Limitation on Dividends and Other Payment Restrictions Affecting Restricted Subsidiaries
The Company will not, and will not permit any of the Restricted Subsidiaries to, directly or indirectly, create or permit to become effective any consensual encumbrance or restriction on the ability of any of the Restricted Subsidiaries to:
(1)
pay dividends or make any other distributions on its Capital Stock to the Company or any of the Restricted Subsidiaries, or with respect to any other interest or participation in, or measured by, its profits, or pay any Indebtedness owed to the Company or any of the Restricted Subsidiaries; provided that the priority that any series of preferred stock of a Restricted Subsidiary has in receiving dividends or liquidating distributions before dividends or liquidating distributions are paid in respect of common stock of such Restricted Subsidiary shall not constitute a restriction on the ability to make dividends or distributions on Capital Stock for purposes of this covenant;

(2)
make loans or advances to the Company or any of the Restricted Subsidiaries; or

(3)
sell, or transfer any of its properties or assets to the Company or any of the Restricted Subsidiaries (all such actions set forth in these clauses (1) through (3) being collectively referred to as “Intercompany Transfers”).

The restrictions in the preceding paragraph will not apply to encumbrances or restrictions on the ability of any of the Restricted Subsidiaries to make Intercompany Transfers existing under or by reason of:

(1)
agreements governing Indebtedness outstanding, and any other limitations or restrictions contained in contracts and agreements, in each case as such agreements and contracts are in effect on the Issue Date;

(2)
restrictions contained in, or in respect of, Hedging Obligations permitted to be Incurred by the Indenture;

(3)
the Indenture, the Intercreditor Agreement, the other Collateral Documents, the Notes and the Guarantees;

(4)
applicable law, rule, regulation or order;

(5)
any instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any of the Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness or Capital Stock was Incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired; provided that, in the case of Indebtedness, such Indebtedness was permitted by the terms of the Indenture to be Incurred;

(6)
customary non-assignment provisions in contracts, leases and licenses entered into in the ordinary course of business;

(7)
purchase money obligations for property acquired in the ordinary course of business, mortgage financings and Capital Lease Obligations that impose restrictions on the property purchased, mortgaged or leased of the nature described in clause (3) of the preceding paragraph;

(8)
any agreement for the sale or other disposition of the Capital Stock or all or substantially all of the assets of any Restricted Subsidiary that restricts distributions by that Restricted Subsidiary pending the sale or other disposition;

(9)
Liens permitted to be Incurred under the provisions described under “— Limitation on Liens” that limit the right of the debtor to dispose of the assets subject to such Liens;

(10)
provisions limiting the disposition or distribution of assets or property in joint venture agreements, partnership agreements, asset sale agreements, sale-leaseback agreements, stock sale agreements and other similar agreements, which limitation is applicable only to the assets that are the subject of such agreements;

(11)
restrictions on cash or other deposits or net worth imposed by customers or suppliers or required by insurance, surety or bonding companies, providers of Cash Management Arrangements, in each case, under contracts entered into in the ordinary course of business;

(12)
encumbrances or restrictions of the nature described in clause (3) of the preceding paragraph with respect to property under a charter, lease, sub-lease or other agreement (including any Drilling Contracts, charterparty agreements, rig operating, service or management agreements or pool agreements) that has been entered into in the ordinary course for the employment, charter or other hire of such property;

(13)
instruments governing Indebtedness, Disqualified Stock or Preferred Stock that is permitted to be Incurred subsequent to the Issue Date pursuant to the provisions described under “— Limitation on Incurrence of Indebtedness and Issuance of Preferred Stock”; provided that, at the time such Indebtedness, Disqualified Stock or Preferred Stock is Incurred, either (a) such encumbrances or restrictions would not reasonably be expected to materially impair the Company’s ability to make scheduled payments of interest and principal on the Notes when due or any Guarantor’s ability to make payment under its Guarantee, as determined in good faith by the Board of Directors of the Company or a Financial Officer of the Company, or (b) the restrictions therein are not materially more restrictive, taken as a whole, than those contained in the Indenture and the Notes, as determined in good faith by the Board of Directors or a Financial Officer of the Company;

(14)
restrictions contained in Hedging Obligations permitted under the Indenture;

(15)
any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (1) through (14) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Company, not materially more restrictive with respect to such encumbrance and other restrictions taken as a whole than those prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing;

(16)
with respect to clause (3) of the preceding paragraph, (i) Drilling Contracts with respect to any Vessels; provided that such encumbrance or restriction only extends to the Vessel or other such asset (other than cash or Cash Equivalents) subject to such Drilling Contract and (ii) any joint venture agreement or similar arrangement with respect to any Joint Venture that imposes restrictions on the transfer or assignment of the Equity Interests in such Joint Venture; and

(17)
any Permitted Refinancing Indebtedness, provided that the restrictions contained in the agreements or instruments governing such Permitted Refinancing Debt are not materially more restrictive, taken as a whole, than those contained in the agreements or instruments governing the Refinanced Indebtedness.

Limitation on Asset Sales
The Company will not, and will not permit any of the Restricted Subsidiaries to, directly or indirectly, consummate any Asset Sale unless:
(1)
the Company or the Restricted Subsidiary, as the case may be, receives consideration at the time of consummation of such Asset Sale at least equal to the Fair Market Value of the assets or Equity Interests issued or sold or otherwise disposed of; and

(2)
at least 75% of the consideration received in such Asset Sale by the Company or such Restricted Subsidiary is in the form of cash or Cash Equivalents;

provided that the foregoing requirements shall not apply with respect to any Involuntary Transfer.
For purposes of the preceding paragraph, each of the following will be deemed to be cash:
(1)
any Indebtedness or other liabilities, as shown on the Company’s most recent consolidated balance sheet, of the Company or any Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the Notes or any Guarantee) that are assumed, repaid or retired by the transferee of any such assets so long as the Company or such Restricted Subsidiary is released from further liability in respect thereof; and

(2)
any securities, notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are, within 180 days after receipt thereof, converted by the Company or such Restricted Subsidiary into cash or Cash Equivalents, to the extent of the cash or Cash Equivalents received in that conversion.

Within 365 days after the receipt of any Net Proceeds (including, without limitation, an Involuntary Transfer), the Company or the applicable Restricted Subsidiary, as the case may be, may apply such Net Proceeds at its option to any combination of the following:
(1)
to purchase, repay or prepay First Lien Debt; provided that if any such purchase, repayment or prepayment is made pursuant to this clause (1), the Company or the applicable Restricted Subsidiary shall equally and ratably repay or offer to repay Notes as provided in “— Optional Redemption” through open-market purchases (to the extent such purchases are at or above 100% of the principal amount thereof) or by making an offer to Holders in accordance with the procedures set forth in the Indenture and this covenant for an Asset Sale Offer;

(2)
to acquire all or substantially all of the assets of, or any Capital Stock of, any Person primarily engaged in a Permitted Business, if, in the case of any such acquisition of Capital Stock, such Person is or becomes a Restricted Subsidiary as a result of such acquisition;

(3)
to make a capital expenditure (other than a maintenance capital expenditure) that is used or useful in a Permitted Business; or

(4)
to acquire other assets that are not classified as current assets under GAAP and that are used or useful in a Permitted Business (including, without limitation, Vessels, related assets and the payment of any related Ready for Sea Costs) or make any deposit, installment or progress payment in respect of such assets or payment of any related Ready for Sea Costs, provided that (x) a binding commitment made within the 365-day period described above by the Company or the applicable Restricted Subsidiary to apply Net Proceeds in accordance with clauses (2), (3) and/or (4) above shall satisfy the requirements of such clauses with respect to such Net Proceeds so long as such Net Proceeds are actually so applied within 545 days from the receipt thereof from such Asset Sale and (y) if all or any portion of the assets sold or transferred in such Asset Sale constituted Collateral, in the case of any application of Net Proceeds pursuant to clause (2), (3) or (4) above, the Company shall, or shall cause the applicable Restricted Subsidiary to, as provided in the Indenture, subject to the Agreed Security Principles, pledge any assets (including, without limitation, any acquired Capital Stock) acquired with such Net Proceeds to secure the Notes Obligations on a first-priority secured basis pursuant to the Collateral Documents in accordance with the Indenture.
Pending the final application of any Net Proceeds, the Company or the applicable Restricted Subsidiary may apply the Net Proceeds to temporarily reduce outstanding revolving credit Indebtedness of the Company or any of the Restricted Subsidiaries, respectively, or invest the Net Proceeds in cash and Cash Equivalents.
Any Net Proceeds that are not applied or invested as provided in the third paragraph of this covenant will constitute “Excess Proceeds.” When the aggregate amount of Excess Proceeds exceeds $25 million, the Company shall, within 10 Business Days thereof, make an offer (an “Asset Sale Offer”) in accordance with the procedures set forth in the Indenture to all Holders and holders of any other First Lien Debt containing provisions similar to those set forth in the Indenture with respect to offers to purchase, prepay or redeem such First Lien Debt with the proceeds of sales of assets to purchase, prepay or redeem the Notes and such other First Lien Debt on a pro rata basis in an aggregate principal amount equal to the Excess Proceeds. The repurchase date in any Asset Sale Offer shall be specified by the Company, which date will be no earlier than 30 days and no later than 60 days from the date the notice of such Asset Sale Offer is delivered. The offer price in any Asset Sale Offer will be equal to 100% of the aggregate principal amount of the Notes, plus accrued and unpaid cash interest and Additional Amounts, if any, together with an amount of cash equal to all accrued and unpaid PIK Interest to, but not including, the date of purchase, subject to the rights of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date, and will be payable in cash; provided that if the Asset Sale Offer is occurring as the result of an Asset Sale involving any of the ARO JV Related Assets or any of the Equity Interests held by the Valaris ARO Shareholder, then the applicable offer price will instead be equal to the sum of (i) the lesser of (A) 103% of the aggregate principal amount of the Notes and (B) the applicable redemption price for the Notes (expressed as percentages of principal amount) pursuant to the provisions described under “— Optional Redemption” that the Company would have had to pay if it had elected to redeem Notes at such time, plus (ii) accrued and unpaid cash interest and Additional Amounts, if any, together with an amount of cash equal to all accrued and unpaid PIK Interest to, but not including, the date of purchase. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company and the Restricted Subsidiaries may use those Excess Proceeds for any purpose not otherwise prohibited by the Indenture. If the aggregate principal amount of Notes or other First Lien Debt tendered in such Asset Sale Offer exceeds the amount of Excess Proceeds, the Company will select the Notes and other First Lien Debt for purchase on a pro rata basis unless otherwise required by law or applicable stock exchange or Depository requirements (with such adjustments as may be deemed appropriate by the Company so that only Notes and other First Lien Debt in denominations of $1.00 and integral multiples of $1.00 in excess thereof will be outstanding after such purchase). For the purposes of calculating the principal amount of any such Indebtedness not denominated in U.S. dollars, such Indebtedness shall be calculated by converting any such principal amounts into their Dollar Equivalent determined as of the Business Day immediately prior to the date on which the Asset Sale Offer is announced. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds will be reset at zero.

The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those requirements, laws and regulations are applicable in connection with each repurchase of Notes pursuant to an Asset Sale Offer. To the extent that the provisions of any securities laws or regulations conflict with the Asset Sale provisions of the Indenture, the Company shall comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this covenant by virtue of such compliance.
The provisions of this covenant with respect to the Company’s obligation to make an Asset Sale Offer as a result of an Asset Sale may be waived or modified at any time with the written consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding.
Anything in the Indenture to the contrary notwithstanding, in no event shall (i) the Company or any Restricted Subsidiary sell, transfer or otherwise dispose of a Vessel to (x) an Unrestricted Subsidiary, other than the transfer of Other Vessels to the Unrestricted Floater Subsidiary as and to the extent permitted by the Indenture, or (y) an Excluded Subsidiary that is an Excluded Subsidiary pursuant to clause (1) of the definition thereof or (ii) any Restricted Subsidiary that is an Excluded Subsidiary pursuant to clause (1) of the definition thereof acquire a Vessel.
Limitation on Transactions with Affiliates
The Company will not, and will not permit any of the Restricted Subsidiaries to, make any payment to, or lease, sell, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Company (each, an “Affiliate Transaction”), unless:
(1)
the Affiliate Transaction is on terms that are either (a) no less favorable to the Company or the relevant Restricted Subsidiary than those that could have been obtained in a comparable arm’s-length transaction by the Company or such Restricted Subsidiary with a Person that is not an Affiliate of the Company or (b) if, in the good faith judgment of the Company’s Board of Directors, no comparable transaction is available with which to compare such Affiliate Transaction, such Affiliate Transaction is otherwise fair to the Company or the relevant Restricted Subsidiary from a financial point of view; and

(2)
with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $10 million, the Company delivers to the Trustee a resolution adopted in good faith by the majority of the disinterested directors of the Board of Directors approving such Affiliate Transaction or series of related Affiliate Transactions and set forth in an Officers’ Certificate certifying that such Affiliate Transaction or series of related Affiliate Transactions complies with clause (1) of this paragraph; and

(3)
with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $100 million, the Company delivers to the Trustee a letter from an Independent Financial Advisor stating that such Affiliate Transaction or series of related Affiliate Transactions complies with clause (1) of this paragraph.

The following items will not be deemed to be Affiliate Transactions, as applicable, and, therefore, will not be subject to the provisions of the preceding paragraph:
(1)
any employment agreement, employee benefit plan, compensation plan or arrangement, officer or director indemnification agreement or any similar arrangement entered into by the Company or any of the Restricted Subsidiaries in the ordinary course of business and payments pursuant thereto;

(2)
payment of reasonable directors’ fees to directors of the Company or any Restricted Subsidiary;

(3)
transactions solely between or among the Company and/or any of the Restricted Subsidiaries;

(4)
the issuance or sale of Equity Interests (other than Disqualified Stock) of the Company to, or receipt of capital contributions from, Affiliates of the Company;

(5)
loans or advances to employees of the Company or any Restricted Subsidiary in the ordinary course of business not to exceed $5 million in the aggregate at any one time outstanding;

(6)
transactions with a Person (other than an Unrestricted Subsidiary) that is an Affiliate of the Company that would otherwise constitute an Affiliate Transaction solely because the Company owns, directly or through a Restricted Subsidiary, an Equity Interest in, or controls, such Person;

(7)
Restricted Payments that do not violate the provisions described under “— Limitation on Restricted Payments”;

(8)
transactions between the Company or any of the Restricted Subsidiaries and any Person that would not otherwise constitute an Affiliate Transaction except for the fact that one director of such other Person is also a director of the Company or such Restricted Subsidiary, as applicable; provided that such director abstains from voting as a director of the Company or such Restricted Subsidiary, as applicable, on any matter involving such other Person;

(9)
any agreement as in effect on the Issue Date or any amendments, renewals or extensions of any such agreement (so long as such amendments, renewals or extensions are not materially less favorable, taken as a whole, to the Holders); and

(10)
transactions with customers, clients, suppliers, Joint Venture partners or purchasers or sellers of goods or services, in each case in the ordinary course of business of the Company and the Restricted Subsidiaries and otherwise in compliance with the terms of the Indenture; provided that such transactions are on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that could have been obtained at the same time of such transactions in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person.

Designation of Restricted and Unrestricted Subsidiaries
The Board of Directors of the Company may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if:
(1)
the Company would be permitted to make (i) a Permitted Investment or (ii) an Investment pursuant to the provisions described under “— Limitation on Restricted Payments,” in either case, in an amount equal to the Fair Market Value of all outstanding Investments owned by the Company and the Restricted Subsidiaries in such Subsidiary at the time of such designation;

(2)
such Restricted Subsidiary may be so designated in accordance with the definition of “Unrestricted Subsidiary”;

(3)
the designation would not constitute or cause (with or without the passage of time) a Default or Event of Default and no Default or Event of Default would be in existence following such designation; and

(4)
the Company delivers to the Trustee a certified copy of a resolution of the Board of Directors of the Company giving effect to such designation and an Officers’ Certificate certifying that such designation complied with the preceding conditions.

If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, the aggregate Fair Market Value of all outstanding Investments owned by the Company and the Restricted Subsidiaries in the Subsidiary designated as an Unrestricted Subsidiary will be deemed to be an Investment made as of the time of the designation and will reduce the amount available for Restricted Payments under the provisions described under “— Limitation on Restricted Payments” or under the definition of Permitted Investments, as determined by the Company.¶
If, at any time, any Unrestricted Subsidiary designated as such would fail to meet the preceding requirements as an Unrestricted Subsidiary, then such Subsidiary will thereafter cease to be an Unrestricted Subsidiary for purposes of the Indenture and any Indebtedness of such Subsidiary, and any Liens on the assets of such Subsidiary will be deemed to be Incurred by a Restricted Subsidiary as of such date and, if such Indebtedness or Liens are not permitted to be Incurred as of such date under the provisions described under “— Limitation on Incurrence of Indebtedness or Issuance of Preferred Stock” or “— Limitation on Liens,” the Company or the applicable Restricted Subsidiary will be in default of such applicable covenant.
The Board of Directors of the Company may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary if:
(1)
the Company and the Restricted Subsidiaries may Incur the Indebtedness and Liens (and the Company and the Restricted Subsidiaries shall be deemed to Incur such Indebtedness and Liens upon such designation) of such Subsidiary under the provisions described under “— Limitation on Incurrence of Indebtedness or Issuance of Preferred Stock” or “— Limitation on Liens”;

(2)
the designation would not constitute or cause (with or without the passage of time) a Default or Event of Default and no Default or Event of Default would be in existence following such designation; and

(3)
the Company delivers to the Trustee a certified copy of a resolution of the Board of Directors of the Company giving effect to such designation and an Officers’ Certificate certifying that such designation complied with the preceding conditions.

Reports
Whether or not the Company is then subject to Section 13(a) or 15(d) of the Exchange Act, the Company shall furnish to the Trustee and the Holders, so long as any Notes are outstanding:
(1)
within 45 days after the end of each of the first three fiscal quarters of each fiscal year (or, for so long as the Company is then subject to Section 13(a) or 15(d) of the Exchange Act, such date as is required under the rules of the SEC for the filing of any quarterly reports for such fiscal quarter which shall include any extension as the result of any applicable U.S. securities laws or SEC rules, regulations, guidance or guidelines), reports on Form 10-Q or (in the event the Company is a “foreign private issuer” subject to Section 13(a) or 15(d) of the Exchange Act) Form 6-K (or, in each case, any successor form) containing, whether or not required, the Company’s unaudited quarterly consolidated financial statements (including a balance sheet and statement of income, changes in stockholders’ equity and cash flow) and a Management’s Discussion and Analysis of Financial Condition and Results of Operations (the “MD&A”) (or equivalent disclosure) for and as of the end of such fiscal quarter (with comparable financial statements for the corresponding fiscal quarter of the immediately preceding fiscal year);

(2)
within 90 days after the end of each fiscal year (or, for so long as the Company is then subject to Section 13(a) or 15(d) of the Exchange Act, by such date as is required under the rules of the SEC for the filing of an annual report for each fiscal year (which shall include any extension as the result of any applicable U.S. securities laws or SEC rules, regulations, guidance or guidelines), an annual report on Form 10-K or (in the event the Company is a “foreign private issuer” subject to Section 13(a) or 15(d) of the Exchange Act) Form 20-F (or, in each case, any successor form) containing, whether or not required, the Company’s audited consolidated financial statements, a report thereon by the Company’s certified independent accountants and an MD&A for such fiscal year); and

(3)
(i) at such times as would be required to be filed or furnished to the SEC if the Company was subject to Section 13(a) or 15(d) of the Exchange Act (whether or not the Company is then subject to such requirements), current reports on Form 8-K that the Company would have been required to file or furnish pursuant thereto; or (ii) in the event that the Company is a “foreign private issuer” subject to Section 13(a) or 15(d) of the Exchange Act, all such other reports and information that the Company is required to file or furnish pursuant thereto.

All such reports shall be prepared in all material respects in accordance with all of the rules and regulations applicable to such reports.
The Company shall electronically file or furnish, as the case may be, a copy of all such information and reports referred to in clauses (1) through (3) in the first paragraph of this covenant with the SEC for public availability within the time periods specified therein at any time the Company is then subject to Section 13(a) or 15(d) of the Exchange Act and make such information available to the Holders, and if the Notes are represented by one or more Global Notes, the beneficial owners, of the Notes and prospective investors upon request.
The Company shall be deemed to have furnished such reports referred to in paragraph (a) above to the Trustee and the Holders if the Company has filed such reports with the SEC via the EDGAR filing system and such reports are publicly available. If, notwithstanding the foregoing, the SEC will not accept the Company’s filings for any reason, the Company will post the reports referred to in paragraph (a) above on its website within the time periods that would apply to non-accelerated filers if the Company were required to file those reports with the SEC. The Trustee shall have no obligation whatsoever to determine whether or not such information, documents or reports have been filed pursuant to the EDGAR filing system (or its successor) or postings to any website have occurred.
In addition, for so long as any Notes remain outstanding and are subject to restrictions on transfer by non-Affiliates under U.S. federal securities laws, the Company will furnish to the Holders and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the U.S. Securities Act.
Delivery of reports, information and documents to the Trustee pursuant to this covenant is for informational purposes only, and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with the covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on an Officers’ Certificate).
Further Assurances; Additional Guarantees
Subject to the Agreed Security Principles:
(1)
If, after the Issue Date, (i) the Company acquires or creates any Restricted Subsidiary that is not an Excluded Subsidiary, (ii) any Subsidiary that is not an Excluded Subsidiary acquires any direct or indirect ownership interest in a Vessel, whether in use, idle or otherwise, or any Equity Interests or Indebtedness of any owner of a Vessel, (iii) a Restricted Subsidiary or Subsidiary that was previously an Excluded Subsidiary has ceased to meet the definition thereof or (iv) any Immaterial Subsidiary elects to provide a Guarantee, then the Company shall or shall cause such Person to, (x) within 30 Business Days after the date on which such Restricted Subsidiary is acquired or formed, the date of such acquisition, the date such Restricted Subsidiary ceases to meet the definition of Excluded Subsidiary or the date on which such Immaterial Subsidiary elects to provide a Guarantee, as applicable, execute and deliver to the Trustee a supplemental indenture substantially in the form set forth in the Indenture pursuant to which such Person will become a Guarantor; provided that such form may be modified as necessary or advisable to comply with applicable local law or otherwise modified in a manner consistent with the Agreed Security Principles, and (y) use its commercially reasonable efforts to execute all applicable Collateral Documents (and/or supplements or joinder agreements thereto, as applicable) pursuant to which it will grant a Lien on any Collateral held by it in favor of the First Lien Collateral Agent, for the benefit of the Parity Lien Secured Parties (as defined in the Collateral Agent Agreement), and become a Grantor thereunder, and cause such Liens to be perfected as required thereby.

(2)
The Company and the Guarantors will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of the Indenture. The Company and the Guarantors will do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, as applicable, any and all such further acts, deeds, conveyances, security agreements, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments as may be reasonably required by the First Lien Collateral Agent from time to time, or that the First Lien Collateral Agent from time to time may reasonably request (but shall have no duty to), in order to:

(A)
create and perfect a Lien on any asset required to be Collateral;

(B)
execute, deliver and perform under each Collateral Document to which such Person is required to be a party;

(C)
carry out the terms and provisions of the Collateral Documents to which such Person is required to be a party;

(D)
maintain the validity, enforceability and priority of any of the required Collateral Documents and the Liens on the Collateral required to be created thereby; and

(E)
assure, convey, grant, assign, transfer, preserve, protect and confirm to the First Lien Collateral Agent any of the rights granted now or hereafter intended by the parties thereto to be granted to the First Lien Collateral Agent (and the Security Trustee) under the required Collateral Documents with respect to any asset required to be Collateral or under any other instrument executed in connection herewith.

In addition, subject to the Agreed Security Principles, each Restricted Subsidiary organized in any Subject Jurisdiction will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to create or perfect a Lien on the Equity Interests of such Restricted Subsidiary.
Notwithstanding anything set forth in the Indenture or in any other Note Documents, the parties to the Indenture agreed that each of Rowan Financial Holdings S.à.r.l. and ROWAN 240C#3, Inc. shall be joined as a Guarantor within sixty (60) days of the Issue Date, regardless of whether it constitutes a “Required Guarantor” as of the Issue Date.
Merger, Consolidation, or Sale of Assets
The Company.   The Company will not, directly or indirectly: (A) amalgamate, consolidate or merge with or into another Person (whether or not the Company is the Person formed by or surviving any such amalgamation, consolidation or merger); or (B) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company and the Restricted Subsidiaries, taken as a whole, in each case, in one transaction or a series of related transactions, including by way of liquidation or dissolution, to another Person, unless:
(3)
either (x) the Company will be the surviving or continuing Person or (y) the Person formed by or surviving any such amalgamation, consolidation or merger or to which such sale, assignment, transfer, conveyance or other disposition has been made is a Person organized or existing under the laws of a Permitted Jurisdiction (the Company or such Person, as the case may be, being herein called the “Successor Company”);

(4)
the Successor Company (if other than the Company) assumes all the obligations of the Company under the Notes and the other Notes Obligations and the Collateral Documents to which the Company is a party, if any, and agrees to be bound by all the provisions of the Indenture and such Collateral Documents pursuant to a supplemental indenture or an amendment thereto, as applicable;

(5)
immediately before and after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(6)
in the event that the Successor Company is organized in a jurisdiction that is different from the jurisdiction in which the Company was organized immediately before giving effect to such transaction, the Successor Company has delivered to the Trustee an Opinion of Counsel stating that the obligations of the Successor Company under the Indenture are enforceable under the laws of such Permitted Jurisdiction, subject to customary exceptions;

(7)
if applicable, the Successor Company causes such amendments, supplements or other instruments with respect to the Collateral Documents to be executed, delivered, filed and recorded, as applicable, in such jurisdictions as may be required by applicable law to preserve and protect the Lien of the First Lien Collateral Agent on any Collateral owned by or transferred to the Successor

Company and delivers an opinion of counsel as to the enforceability thereof and such other matters as the Trustee may reasonably request;
(8)
any Collateral owned by or transferred to the Successor Company shall (a) continue to constitute Collateral under the Indenture and the Collateral Documents, (b) be subject to the Lien in favor of the First Lien Collateral Agent for the benefit of the Parity Lien Secured Parties, and (c) not be subject to any other Lien other than Permitted Liens; and

(9)
the Company or Successor Company delivers to the Trustee an Officers’ Certificate and Opinion of Counsel, in each case, stating that such amalgamation, consolidation, merger or transfer and any supplemental indentures and each amendment comply with the foregoing provisions.

For purposes of the foregoing, entry by the Company or any Subsidiary of the Company into one or more Drilling Contracts with respect to any Vessels entered into in the ordinary course of business will be deemed not to constitute a sale, assignment, transfer, conveyance or other disposition subject to the foregoing provisions.
Guarantors.   The Company shall not permit any Guarantor to, directly or indirectly, amalgamate, consolidate or merge with or into (whether or not such Guarantor is the surviving Person), another Person or sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of such Guarantor, in one transaction or a series of related transactions, including by way of liquidation or dissolution, to another Person, unless:
(1)
immediately after giving effect to such transaction or series of related transactions, no Default or Event of Default exists;

(A)
(x) such Guarantor is the surviving Person or (y) the Person formed by or surviving any such amalgamation, consolidation or merger or to which such sale, assignment, transfer, conveyance or other disposition has been made is a Person organized or existing under the laws of a Permitted Jurisdiction (such Guarantor or such Person, as the case may be, being herein called the “Successor Guarantor”), if other than such Guarantor, expressly assumes all the obligations of such Guarantor under the Indenture and its Guarantee and any Collateral Documents pursuant to a supplemental indenture or other documents or instruments;

(B)
in the event that the Successor Guarantor is organized in a jurisdiction that is different from the jurisdiction in which such Guarantor was organized immediately before giving effect to such transaction, the Successor Guarantor has delivered to the Trustee and Collateral Agent an opinion of counsel stating that the obligations of the Successor Guarantor under the Indenture, the Notes and the Collateral Documents are enforceable under the laws of such Permitted Jurisdiction, subject to customary exceptions;

(C)
if applicable, the Successor Guarantor causes such amendments, supplements or other instruments with respect to the Collateral Documents to be executed, delivered, filed and recorded, as applicable, in such jurisdictions as may be required by applicable law to preserve and protect the Lien of the First Lien Collateral Agent on any Collateral owned by or transferred to the Successor Guarantor and delivers an Opinion of Counsel as to the enforceability thereof and such other matters as the Trustee may reasonably request;

(D)
any Collateral owned by or transferred to the Successor Guarantor shall (a) continue to constitute Collateral under the Indenture and the Collateral Documents, (b) be subject to the Lien in favor of the First Lien Collateral Agent for the benefit of the holders of the First Lien Obligations, and (c) not be subject to any other Lien other than Permitted Liens; and

(E)
the Company delivers to the Trustee an Officers’ Certificate and Opinion of Counsel, each stating that such amalgamation, merger, consolidation or transfer and any supplemental indentures and amendments delivered in connection therewith comply with the provisions described under “— Merger, Consolidation, or Sale of Assets — Guarantors”; or

(2)
such amalgamation, consolidation, merger or transfer does not violate the provisions of “— Limitation on Asset Sales”;

provided that, notwithstanding the foregoing, any Guarantor may, directly or indirectly, amalgamate, consolidate or merge with or into the Company or another Guarantor and any Guarantor may sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of such Guarantor, in one transaction or a series of related transactions, including by way of liquidation or dissolution, to the Company or another Guarantor, provided that the Company or the applicable Guarantor(s) shall comply with the Agreed Security Principles.
Upon any amalgamation, consolidation or merger, or any sale, assignment, transfer, conveyance or other disposition of all or substantially all of the properties or assets of the Company or a Guarantor in accordance with the foregoing provisions in which the Company or such Guarantor is not the surviving entity, the Successor Company or Successor Guarantor shall succeed to, and be substituted for (so that from and after the date of such amalgamation, consolidation or merger, sale, assignment, transfer, conveyance or other disposition, the provisions of the Indenture referring to the “Company” or the “Guarantor” shall refer instead to the Successor Company or Successor Guarantor and not to the Company or such Guarantor, respectively), and may exercise every right and power of, the Company or the Guarantor under the Indenture with the same effect as if the Successor Company or Successor Guarantor had been named as the Company or a Guarantor in the Indenture; provided that the Company or such Guarantor shall not be relieved from the obligation to pay the principal of and interest on the Notes except in the case of a sale, assignment, transfer, conveyance or other disposition of all or substantially all of the Company’s assets that meets the requirements of the Indenture.
Business Activities
The Company will not, and will not permit any of the Restricted Subsidiaries to, engage in any business other than Permitted Businesses and ownership of Persons engaged in Permitted Businesses, except to such extent as would not be material to the Company and the Restricted Subsidiaries taken as a whole.
Maintenance of Insurance
The Company shall maintain, with financially sound and reputable insurance companies, insurance (subject to customary deductibles and retentions) in such amounts and against such risks as are customarily maintained by similarly situated companies engaged in the same or similar businesses operating in the same or similar locations or as is appropriate, as such customary industry practices change from time to time, and cause the Company and the Guarantors to be listed as insured and shall use its best efforts (it being acknowledged and agreed that such standard shall not require the Company to change its insurer unless it is commercially reasonable to do so) to: (x) cause the First Lien Collateral Agent to be listed as loss payee on property and property casualty policies with respect to the Collateral Vessels; and (y) cause the First Lien Collateral Agent to be listed as an additional insured (or equivalent) on liability policies with respect to the Collateral Vessels, or as loss payee on liability policies, in the format customary for the applicable market, with respect to the Collateral Vessels; provided that in the case of each of the foregoing clause (x) and clause (y), so long as the relevant insurer has not received notice of a Notified Parity Lien Debt Default, any insurance proceeds payable by such insurer pursuant to any such insurance policy shall be paid to the Company or the relevant Guarantor; provided, further that any such proceeds received by the Company or any Guarantor shall be applied in accordance with the provisions described under “— Limitation on Asset Sales.” Notwithstanding the foregoing, self-insurance by the Company or any Subsidiary, through deductibles, self-insured retentions or coinsurance, coverage placed through captive insurance or otherwise, shall not be deemed a violation of this covenant so long as such self-insurance is reasonable and prudent considering the Company’s and the Guarantors’ business, properties and loss history, applicable governmental requirements, and applicable customary industry practices (including without limitation those in connection with deepwater operations), in each case as they change from time to time; provided that any proceeds of any insurance coverage placed through a captive insurer shall be treated in the same manner as the proceeds of insurance maintained with an insurance company. The Company may maintain its Guarantors’ insurance on behalf of them.
ARO JV Shareholder and ARO Indebtedness
The Company shall not permit ARO JV Shareholder to engage in any material business other than as incidental to its ownership of ARO JV Related Assets.

In the event that the Company or any of its Subsidiaries receives cash or Cash Equivalents in respect of any repayment or prepayment of any Indebtedness of ARO, such cash and Cash Equivalents shall be treated as Net Proceeds and shall be subject to the provisions of the third paragraph of “— Limitation on Asset Sales.”
Negative Pledge
If (and only if) the Company or any Restricted Subsidiary has Incurred Junior Debt permitted under clause (3)(b) of Permitted Debt or any Indebtedness that is unsecured and permitted under the first paragraph of the provisions described under “— Limitation on Incurrence of Indebtedness and Issuance of Preferred Stock” or clauses (3)(b), (4), (12) or (17) of Permitted Debt, any portion of which Indebtedness or of any Permitted Refinancing Indebtedness in respect thereof remains outstanding, each of the Company and the Restricted Subsidiaries shall comply with this covenant.
For purposes of this covenant, “Excluded Assets” shall mean each of the following assets, but only for so long as the First Lien Collateral Agent does not have a perfected first priority Lien (subject to Permitted Prior Liens) on such assets:
(x) the ARO JV Related Assets described in clauses (i), (ii) and (iii) of the definition thereof;
(y) any Other JV Related Assets (but only if such Other JV Related Assets are in respect of Joint Ventures that are engaged in owning or chartering a Vessel) described in clauses (i), (ii) or (iii) of the definition thereof; or
(z) any Excluded Vessel referred to in clauses (a), (b), (c), (d), (e) or (i) of the definition thereof.
Notwithstanding any other provisions of the Indenture or the Collateral Documents, each Subsidiary that is either (I) the direct owner of any Excluded Asset, (II) the first Guarantor in the chain of ownership of the Subsidiaries that directly or indirectly own such Excluded Asset (the “First Guarantor”), but solely if the First Lien Collateral Agent does not have a perfected first priority Lien on the assets of such First Guarantor or (III) a Subsidiary of the First Guarantor, but solely if the First Lien Collateral Agent does not have a perfected first priority Lien on the assets of such Subsidiary, shall not:
(1)
grant, create or permit to exist any Lien on in its assets, other than (x) Liens permitted pursuant to clauses (1), (3), (4), (5), (6), (7), (8), (9), (11; but not as applied to clause (10)), (12), (13), (16), (17), (18), (20), (21), (22), (23) and (27) of the definition of Permitted Liens, and (y) in the case of any such Subsidiary that owns an Excluded Vessel, Liens permitted pursuant to clauses (19), (25) and (28) of the definition of Permitted Liens; and

(2)
Incur any Indebtedness (other than intercompany Indebtedness or First Lien Debt), including any guarantee of any Indebtedness, except (x) Indebtedness permitted pursuant to clauses (1), (2), (4); but not as applied, directly or indirectly, to clause (4.09(a)), (5), (8), (9), (10), (11), (13), (14), (15), (16), (18) and (21) of Permitted Debt, and (y) in the case of any such Subsidiary that owns an Excluded Vessel, Indebtedness permitted pursuant to clauses (13)(ii), (19) and (20) of Permitted Debt; or

(3)
engage in any business or activity other than (x) as related to its direct or indirect ownership or operation of an Excluded Asset or an Excluded Asset Non-Guarantor Subsidiary, and all activities incidental thereto, and (y) any business or activity conducted by such Subsidiary prior to or as of the Issue Date, including ownership of any Collateral owned by such Subsidiary prior to or as of the Issue Date and all activities incidental thereto.

Floater Restructuring Transaction
Anything in the Indenture or the Collateral Documents to the contrary notwithstanding, the Company and any of the Restricted Subsidiaries shall be permitted to transfer and contribute to a wholly-owned Unrestricted Subsidiary (together with any successor thereto by reason of a merger, amalgamation, sale of substantially all assets or other business combination transaction, the “Unrestricted Floater Subsidiary”), in a single transaction or a series of transactions, all or substantially all of:

(1)
the Other Vessels owned by the Company and the Restricted Subsidiaries; and/or

(2)
the Equity Interests in one or more Subsidiaries that owns and/or operates such Other Vessels;

on the terms and conditions set forth in this covenant (such transfer, the “Floater Restructuring Transaction”); provided, however, that (A) no Default or Event of Default has occurred and is continuing under the Indenture or would result from the Floater Restructuring Transaction, and (B) immediately after giving pro forma effect to the Floater Restructuring Transaction, the Adjusted Interest Coverage Ratio for the Company and its Restricted Subsidiaries would be equal to or greater than 2.0 to 1.0. For these purposes, “substantially all” shall mean Other Vessels or Equity Interests in Subsidiaries owning Other Vessels having an aggregate value equal to at least 51% of the aggregate value of all Other Vessels at the time owned by the Company and the Restricted Subsidiaries, as reflected on the most recent consolidated balance sheet of the Company determined in accordance with GAAP.
The Company shall provide notice to the Trustee of the Floater Restructuring Transaction at least thirty (30) days prior to the date on which the Floater Restructuring Transaction is consummated, which notice shall include (i) the name and jurisdiction of formation of the Unrestricted Floater Subsidiary; (ii) the anticipated date of consummation of the Floater Restructuring Transaction; (iii) the identity of all Other Vessels and/or Equity Interests included in the Floater Restructuring Transaction and the value thereof as reflected on the most recent consolidated balance sheet of the Company determined in accordance with GAAP; (iv) the kind and amount of all other assets to be transferred and contributed to the Unrestricted Floater Subsidiary as permitted by this covenant; and (v) the Company’s calculations of its Adjusted Interest Coverage Ratio after giving pro rata effect to the Floater Restructuring Transaction.
Concurrently with or at any time after the Floater Restructuring Transaction, in addition to the Other Vessels and Equity Interests in Subsidiaries owning and/or operating Other Vessels transferred or contributed in accordance with the first paragraph of this covenant, the Company and any Restricted Subsidiary shall be permitted to transfer and contribute to the Unrestricted Floater Subsidiary or any Subsidiary thereof:
(1)
Up to $150 million in cash or Cash Equivalents;

(2)
All equipment and spare parts that are used exclusively in the operation, maintenance or repair of the contributed Other Vessels (including, for the avoidance of doubt, any Other Vessels owned by any Subsidiary whose Equity Interests were contributed to the Unrestricted Floater Subsidiary in accordance with clause (2) of the first paragraph of this covenant);

(3)
All Drilling Contracts associated with the contributed Other Vessels (including, for the avoidance of doubt, any Other Vessels owned by any Subsidiary whose Equity Interests were contributed to the Unrestricted Floater Subsidiary in accordance with clause (2) of the first paragraph of this covenant);

(4)
Any other assets incidental to the operation of the contributed Other Vessels (but no other material assets or property) (collectively, the assets described in clauses (1) through (3) are referred to herein as the “Floater Related Assets”); and

(5)
the Equity Interests in one or more Subsidiaries that owns the Floater Related Assets, and any ordinary course accounts payable and accounts receivable owned by any Subsidiary whose Equity Interests were contributed to the Unrestricted Floater Subsidiary in accordance with clause (2) of the first paragraph of this covenant or this clause (5).

The Company and/or its Restricted Subsidiaries shall be permitted from time to time to enter into one or more unsecured revolving credit facilities (collectively, an “Unrestricted Floater Subsidiary Credit Facility”) with the Unrestricted Floater Subsidiary, providing for borrowing capacity not to exceed $350 million in principal amount in the aggregate for all such facilities (and additional amounts necessary to pay interest on such facilities), having the terms set forth in the Indenture, and otherwise having customary terms for facilities of this type.
The Unrestricted Floater Subsidiary shall be permitted to utilize the intellectual property of the Company and/or its Restricted Subsidiaries in the ordinary course and consistent with past practice, subject to the Unrestricted Floater Subsidiary’s entering into an agreement with the Company and/or its Restricted Subsidiaries for a non-exclusive royalty free license to use such intellectual property, having the terms set forth in the Indenture, and otherwise having customary terms for an agreement of this type.
Any assets of the Company or its Restricted Subsidiaries constituting Collateral that are transferred and contributed to the Unrestricted Floater Subsidiary shall, upon such contribution and transfer in accordance with this covenant, cease to constitute Collateral, and shall be released from the lien and security interest of the Indenture, as provided in the Indenture; provided that all of the equity interests of the Company or any of its Restricted Subsidiaries in the Unrestricted Floater Subsidiary shall at all times constitute Collateral, subject to the provisions on maintenance, perfection and release of Collateral generally under the Indenture.
Other than as provided in this covenant, all contracts, agreements and arrangements between the Company and any Restricted Subsidiary, on the one hand, and the Unrestricted Floater Subsidiary, on the other, including any contract, agreement or arrangement whereby the Company or any Restricted Subsidiary provides any goods or services to the Unrestricted Floater Subsidiary, or furnishes any performance or similar guarantee on behalf of the Unrestricted Floater Subsidiary to a third party not otherwise prohibited by the terms of the Indenture, shall be at arms’ length and on terms no less favorable to the Company or any relevant Restricted Subsidiary as would have been negotiated with an unaffiliated third party. Any such contract, agreement or arrangement shall be subject to the provisions described under “— Limitation on Transactions with Affiliates.”
For the avoidance of doubt, and notwithstanding anything to the contrary in the Indenture, except as expressly permitted by this covenant, no contribution, transfer, sale, assignment or other disposition of assets of the Company or any Restricted Subsidiary to the Unrestricted Floater Subsidiary shall be deemed a Permitted Investment or a Restricted Payment that is permitted in accordance with the provisions described under “— Limitation on Restricted Payments.”
Events of Default
Each of the following is an “Event of Default”:
(1)
default in any payment of interest or any Additional Amounts with respect to the Notes when due, which default continues for 30 days;

(2)
default in the payment when due (at maturity, upon optional redemption, upon declaration of acceleration or otherwise) of the principal of, or premium, if any, on, the Notes or failure by the Company to redeem or repurchase the Notes when required pursuant to the Indenture or the Notes;

(3)
failure by the Company or any Guarantor to comply with the provisions described under “— Certain Covenants — Merger, Consolidation, or Sale of Assets”;

(4)
failure by the Company or any of the Restricted Subsidiaries for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding voting as a single class to comply with any covenant or agreement (other than a default referred to in clauses (1) and (2) above) contained in the Indenture, the Collateral Documents or the Notes;

(5)
a default under mortgage, indenture or instrument under which there is issued or by which there is secured or evidenced any Indebtedness for money borrowed by the Company or any of the Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of the Restricted Subsidiaries), whether such Indebtedness or guarantee now exists or is created after the Issue Date, if that default:

(A)
is caused by a failure to pay principal of, or interest or premium, if any, on, such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a “Payment Default”); or

(B)
results in the acceleration of such Indebtedness prior to its Stated Maturity,

and, in either case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $50 million or more; provided that if any such default is cured or waived or any such acceleration rescinded, or such Indebtedness is repaid, within a period of 60 days from the continuation of such default beyond the applicable grace period or the occurrence of such acceleration, as the case may be, such Event of Default and any consequential acceleration of the Notes shall be automatically rescinded, so long as such rescission does not conflict with any judgment or decree;
(6)
failure by the Company or any of the Restricted Subsidiaries to pay final judgments entered by a court or courts of competent jurisdiction aggregating in excess of $50 million, which judgments are not paid, discharged or stayed for a period of 60 days and, in the event such judgments are covered by insurance (and the applicable insurance provider has been notified of such judgments and has not denied coverage), an enforcement action proceeding has been commenced by any creditor upon such judgment or decree which is not promptly stayed;

(7)
(1) the Collateral Documents shall for any reason cease to create a valid and perfected first-priority Lien (except to the extent creation of such perfected first-priority Lien is not required under the Agreed Security Principles) on any portion of the Collateral having a Fair Market Value in excess of $25 million (in each case, other than in accordance with the terms of the Indenture, the Intercreditor Agreement or the terms of the Collateral Documents) or (2) the Company or any Restricted Subsidiary asserts in writing that any Lien created under the Collateral Documents is invalid or unenforceable;

(8)
except as permitted by the Indenture or any Guarantee, any Guarantee of a Significant Subsidiary is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect, or any Guarantor that is a Significant Subsidiary, or any Person duly acting on behalf of any such Guarantor, denies or disaffirms its obligations under its Guarantee;

(9)
the Company, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, pursuant to or within the meaning of Bankruptcy Law:

(A)
commences a voluntary case,

(B)
consents in writing to the entry of an order for relief against it in an involuntary case,

(C)
consents in writing to the appointment of a Custodian of it or for all or substantially all of its property,

(D)
makes a general assignment for the benefit of its creditors, or

(E)
admits in writing it generally is not paying its debts as they become due;

(10)
a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(A)
is for relief against the Company, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, in an involuntary case;

(B)
appoints a Custodian (x) of the Company, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, or (y) for all or substantially all of the property of the Company, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary;

(C)
orders the liquidation of the Company, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary; or

(D)
and the order or decree remains unstayed and in effect for 60 consecutive days; or

(11)
an event of default shall occurred under the Unrestricted Floater Subsidiary Credit Facility by reason of (i) a change of control (as provided in the Indenture) or (ii) a violation of the anti-hoarding provisions thereof (as described in the Indenture) and either the lender(s) thereunder shall fail to terminate the Unrestricted Floater Subsidiary Credit Facility and accelerate the Indebtedness thereunder or, having accelerated such Indebtedness, shall fail to undertake all commercially reasonable efforts to collect such Indebtedness.

Subject to the succeeding sentence, if any Event of Default occurs and is continuing, the Trustee, by written notice to the Company, or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes, by written notice to the Company and the Trustee, may declare all the Notes to be due and payable immediately. Notwithstanding the preceding sentence, if an Event of Default specified in clause (9) or (10) of the preceding paragraph occurs, all outstanding Notes shall become due and payable immediately without further action or notice.
The Holders of a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may, on behalf of the Holders of all of the Notes, rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except with respect to nonpayment of principal, interest, premium or Additional Amounts, if any, that have become due solely because of the acceleration) have been cured or waived. No such rescission shall affect any subsequent Default or impair any right consequent thereon.
If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of and interest, premium, if any, and Additional Amounts, if any, on, the Notes or to enforce the performance of any provision of the Notes or the Indenture.
The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.
The Holders of a majority in aggregate principal amount of the then outstanding Notes have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or the First Lien Collateral Agent or of exercising any trust or power conferred on the Trustee or the First Lien Collateral Agent, including arising under or in connection with the Indenture, the Collateral Documents or applicable law. However, the Trustee or the First Lien Collateral Agent, as the case may be, may refuse to follow any direction that conflicts with law or the Indenture or that the Trustee or First Lien Collateral Agent, as the case may be, determines may be unduly prejudicial to the rights of other Holders of Notes or that may involve the Trustee in any financial or personal liability. In case an Event of Default has occurred and is continuing, prior to taking any action hereunder, the Trustee and First Lien Collateral Agent shall be entitled to indemnification or security (or both) satisfactory to the Trustee and First Lien Collateral Agent, respectively, against all loss, liability and expenses caused by the taking or not taking of such action.
Amendment, Supplement and Waiver
Except as provided in the next two succeeding paragraphs, the Company, the Guarantors, the Trustee and the First Lien Collateral Agent may amend or supplement the Indenture, the Notes and the Collateral Documents by the execution of a supplemental indenture or, in the case of any amendment or supplement to the Collateral Documents, by the execution of an appropriate amendment or supplement thereto, with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes) and, subject to the limitations set forth in the Indenture, any existing Default or Event of Default or compliance with any provision of the Indenture, the Notes, the Guarantees or any Collateral Document may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes), in each case in addition to any required consent of holders of other First Lien Obligations that may be required with respect to an amendment of or waiver under a Collateral Document.
Without the consent of any Holder, the Company, the Guarantors, the Trustee and, if any amendment relates to any Collateral Document, the First Lien Collateral Agent, may amend or supplement the Indenture, the Notes, the Guarantees and the Collateral Documents in the following circumstances:
(1)
to cure any ambiguity, defect or inconsistency;

(2)
to provide for uncertificated Notes in addition to or in place of certificated Notes;

(3)
to provide for the assumption of the Company’s or a Guarantor’s obligations to the Holders in the case of a merger or consolidation or sale of all or substantially all of the Company’s or such Guarantor’s assets, as applicable;

(4)
to make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the legal rights under the Indenture of any such Holder in any material respect;

(5)
[reserved];

(6)
to evidence and provide for the acceptance of the appointment under the Indenture and the Collateral Documents of a successor Trustee or First Lien Collateral Agent;

(7)
to enter into additional or supplemental Collateral Documents and to add additional assets as Collateral to secure the Notes and the Guarantees;

(8)
to release Collateral or any Guarantee when permitted or required by the Indenture, the other Collateral Documents, or to amend or supplement any Collateral Document in accordance its terms;

(9)
to allow any Guarantor to execute a supplemental indenture and/or a Guarantee with respect to the Notes and to add any additional Guarantor;

(10)
to provide for the issuance of Additional Notes in accordance with the limitations set forth in the Indenture;

(11)
to provide for the issuance of PIK Notes or the increase of the principal amount of the Notes to pay PIK Interest in accordance with the terms of the Indenture;

(12)
in the event that any PIK Notes are issued as Definitive Notes, to make appropriate amendments to the Indenture to reflect a minimum denomination of certificated PIK Notes of $1.00 and establish minimum redemption amounts for certificated PIK Notes;

(13)
to enter into any and all Collateral Documents and the transactions contemplated thereby respecting the registration and mortgaging of any of the Collateral Vessels and to perfect the security interests and Liens granted therein;

(14)
to accept and consent to, and to take, any and all steps to perfect a security interest in any of the Collateral Vessels and other Collateral granted pursuant to the Collateral Documents; or

(15)
to comply with requirements of the Trust Indenture Act of 1939, as amended, if applicable, or any securities exchange on which the Notes are listed for trading or quotation.

Without the consent of each Holder of an outstanding Note affected thereby, an amendment, supplement or waiver may not (with respect to any Notes held by a non-consenting Holder):
(1)
reduce the percentage of principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

(2)
reduce the principal of, or change the fixed maturity of, any Note or alter the premium payable upon any redemption or repurchase of the Notes pursuant to the provisions described under “— Optional Redemption,” “— Certain Covenants — Limitation on Asset Sales” or “— Change of Control”;
(3)
reduce the rate of or change the time for payment of interest, including default interest, on any Note;

(4)
waive a Default or Event of Default in the payment of principal of, or premium, if any, interest, if any, or Additional Amounts, if any, on, the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the then outstanding Notes and a waiver of the Payment Default that resulted from such acceleration);

(5)
make any Note payable in money other than that stated in the Notes;

(6)
make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of Holders to receive payments of principal of, or premium, if any, interest, if any, or Additional Amounts, if any, on, the Notes;

(7)
waive a redemption or repurchase payment with respect to any Note (other than a payment required by the provisions described under “— Optional Redemption,” “— Certain Covenants — Limitation on Asset Sales” or “— Change of Control”);

(8)
release any Guarantor from any of its obligations under its Guarantee or the Indenture, except in accordance with the terms of the Indenture;

(9)
subordinate the Notes or the Guarantees in right of payment to any other Indebtedness;

(10)
amend or impair the contractual right of any Holder to institute suit for the enforcement of any payment due in respect of Notes on or after the Maturity Date (or, in the case of redemption or repurchase, on or after the redemption or repurchase date); or

(11)
make any change in the preceding amendment, supplement and waiver provisions.

Defeasance
The Company may, at any time, elect to have either Legal Defeasance (as defined below) or Covenant Defeasance (as defined below) be applied with respect to all outstanding Notes and all obligations of the Guarantors upon compliance with the conditions set forth below.
Upon the Company’s exercise of the Legal Defeasance option, subject to the satisfaction of the conditions set forth below, the Company shall be deemed to have discharged its obligations with respect to all outstanding Notes and, to the extent related to the Notes and the Guarantees, the Collateral Documents to which it is a party, each Guarantor shall be deemed to have discharged its obligations with respect to its Guarantee and, to the extent related to the Notes and the Guarantees, the Collateral Documents to which it is a party and each other Grantor shall be deemed to have discharged its obligations with respect to the Collateral Documents, to the extent related to the Notes and the Guarantees, to which it is a party, on the date the conditions set forth in the fifth paragraph of this covenant below are satisfied (hereinafter, “Legal Defeasance”). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes, and each Guarantor shall be deemed to have paid and discharged its Guarantee (which in each case shall thereafter be deemed to be “outstanding” only for the purposes as set forth in the Indenture referred to in clauses (1) and (2) below) and to have satisfied all its other obligations under the Notes or such Guarantees and the Indenture, and the Company and the other Grantors shall be deemed to have satisfied all of their obligations under the Collateral Documents, to the extent related to the Notes and the Guarantees (and the Trustee, on demand of and at the expense of the Company, shall execute such instruments reasonably requested by the Company acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder:
(1)
the rights of Holders of outstanding Notes to receive payments in respect of the principal of, and premium, interest (including PIK Interest) and Additional Amounts, if any, on, such Notes when such payments are due from the trust referred to in the fifth paragraph of this covenant;
(2)
certain of the Company’s obligations with respect to the Notes, including those respecting registrations of Notes, the maintenance of an office or agency for payment and money for security payments held in trust, the maintenance, transfer, exchange and replacement of the Notes and issuing temporary Notes;

(3)
the rights, powers, trusts, duties, indemnities and immunities of the Agents, and the Company’s and the Guarantors’ obligations in connection therewith and under the Indenture; and

(4)
the Legal Defeasance and Covenant Defeasance provisions of this covenant.

The Company may exercise its Legal Defeasance option notwithstanding the prior exercise of its Covenant Defeasance option.
Upon the Company’s exercise of the Covenant Defeasance option, the Company and each of the Guarantors shall, subject to the satisfaction of the conditions set forth below, be released from their respective obligations under the covenants described under “— Certain Covenants” and under all Collateral Documents, to the extent related to the Notes and the Guarantees, to which it is a party on and after the date the conditions set forth in the succeeding paragraph are satisfied (hereinafter, “Covenant Defeasance”), and the Notes shall thereafter be deemed not “outstanding” for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed “outstanding” for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Notes and Guarantees, the Company and any Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default, but, except as specified above, the remainder of the Indenture and such Notes shall be unaffected thereby. In addition, upon the Company’s exercise under the first paragraph of this covenant of the option applicable to this paragraph, subject to the satisfaction of the conditions set forth in the succeeding paragraph, clauses (5) through (8) under “— Events of Default” shall not constitute Events of Default.
In order to exercise either Legal Defeasance or Covenant Defeasance:
(1)
the Company must irrevocably deposit with the Trustee, in trust, for the benefit of the Holders, cash in U.S. dollars, non-callable Government Securities, or a combination of cash in U.S. dollars and non-callable Government Securities, in such amounts as will be sufficient, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to pay the principal of, and premium, if any, and cash interest and Additional Amounts, if any, on, the outstanding Notes (including an amount of cash equal to all accrued and unpaid PIK Interests to the applicable date) on the stated date for payment thereof or on the applicable redemption date, as the case may be, and the Company must specify whether the Notes are being defeased to such stated date for payment or to a particular redemption date;

(2)
in the case of an election under the Legal Defeasance option, the Company shall have delivered to the Trustee, the Registrar and the Paying Agent an Opinion of Counsel confirming that:

(A)
the Company has received from, or there has been published by, the Internal Revenue Service a ruling; or

(B)
since the Issue Date, there has been a change in the applicable U.S. federal income tax law,

in either case to the effect that, and based thereon such Opinion of Counsel will confirm that, the Holders of the outstanding Notes will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Legal Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

(3)
in the case of an election under the preceding paragraph, the Company shall have delivered to the Trustee, the Registrar and the Paying Agent an Opinion of Counsel confirming that the Holders of the outstanding Notes will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Covenant Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

(4)
no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from, or otherwise in connection with, the borrowing of funds to be applied to such deposit pursuant to this paragraph (and any similar concurrent deposit relating to other Indebtedness) or the grant of any Lien securing such borrowing);

(5)
such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than the Indenture) to which the Company or any of the Restricted Subsidiaries is a party or by which the Company or any of the Restricted Subsidiaries is bound;

(6)
the Company must deliver to the Trustee an Officers’ Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over the other creditors of the Company or any Guarantor with the intent of defeating, hindering, delaying or defrauding any creditors of the Company, any Guarantor or others; and

(7)
the Company shall have delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

Satisfaction and Discharge
The Indenture, the Guarantees and, to the extent related to the Notes and the Guarantees, all Collateral Documents shall be discharged and shall cease to be of further effect as to all Notes issued hereunder (except as to (x) the rights of Holders of outstanding Notes to receive solely from the trust fund described in clause (1)(B), and as more fully set forth in such clause (1)(B), payments in respect of the principal of and interest, premium, if any, and Additional Amounts, if any, on, such Notes when such payments are due, (y) certain of the Company’s obligations with respect to such Notes, including those respecting registrations of Notes, the maintenance of an office or agency for payment and money for security payments held in trust, the maintenance, transfer, exchange and replacement of the Notes and issuing temporary Notes and (z) the rights of the Trustee and each Agent, each as expressly provided for in the Indenture), and the Trustee, at the expense of the Company, shall execute such instruments reasonably requested by the Company acknowledging satisfaction and discharge of the Indenture with respect to all the Notes, when:
(1)
either:

(A)
all Notes that have been authenticated, except lost, stolen or destroyed Notes that have been replaced or paid and Notes for whose payment money has been deposited in trust and thereafter repaid to the Company, have been delivered to the Trustee for cancellation; or

(B)
all Notes that have not been delivered to the Trustee for cancellation have become due and payable or will become due and payable within one year by reason of the mailing of a notice of redemption or otherwise and the Company or any Guarantor has irrevocably deposited or caused to be deposited with the Paying Agent as trust funds in trust solely for the benefit of the Holders, cash in U.S. dollars, non-callable Government Securities, or a combination of cash in U.S. dollars and non-callable Government Securities, in amounts as will be sufficient, without consideration of any reinvestment of interest, to pay and discharge the entire Indebtedness on the Notes not delivered to the Trustee for cancellation of principal, premium and Additional Amounts, if any, and accrued interest, if any, on the Notes to the date of maturity or redemption;

(2)
in respect of clause (1)(B), the deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound (other than with respect to the borrowing of funds to be applied concurrently to make the deposit required to effect such satisfaction and discharge and any similar concurrent deposit relating to such other instrument, and in each case the granting of Liens to secure such borrowings);
(3)
the Company or any Guarantor has paid or caused to be paid all sums payable by it under the Indenture;

(4)
the Company has delivered irrevocable instructions to the Trustee to apply the deposited money toward the payment of the Notes at maturity or on the redemption date, as the case may be; and

(5)
the Company has delivered (a) an Officers’ Certificate to the Trustee stating that all conditions precedent to satisfaction and discharge of the Indenture (“Discharge”) have been satisfied and (b) an Opinion of Counsel to the Trustee stating that all conditions precedent to Discharge have been satisfied.

No Personal Liability of Directors, Officers, Employees and Stockholders
No present, past or future director, officer, employee, incorporator or stockholder of the Company, the Company or any Guarantor, as such, will have any liability for any obligations of the Company, the Company or any Guarantor under the Indenture, the Notes, the Guarantees or the Collateral Documents or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder, by accepting a Note, waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.
Trustee
Wilmington Savings Fund Society, FSB acts as the initial trustee, paying agent and registrar with respect to the Notes. The address of Wilmington Savings Fund Society, FSB is 500 Delaware Avenue, Wilmington, Delaware 19801.
Governing Law
The Indenture, the Notes and the Guarantees are governed by and construed in accordance with the laws of the State of New York.
Certain Definitions
“20K Contract” means a contract requiring upgrades to an Other Vessel to enable the Other Vessel to work on wells where the anticipated reservoir pressures require well control equipment whose pressure rating exceeds 15K PSI.
“Acquired Debt” means, with respect to any specified Person:
(1)
Indebtedness (including Permitted Refinancing Indebtedness in respect thereof) of any other Person existing at the time such other Person is merged with or into or became a Restricted Subsidiary of such specified Person (regardless of the form of the applicable transaction by which such Person became a Subsidiary) or expressly assumed in connection with the acquisition of assets from any other such Person, provided that such Indebtedness is not Incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Restricted Subsidiary of, such specified Person, or the acquisition of assets from such other Person; and

(2)
Indebtedness (including Permitted Refinancing Indebtedness in respect thereof) secured by a Lien encumbering any asset acquired by such specified Person, provided that such Indebtedness is not Incurred in connection with, or in contemplation of, such acquisition. Acquired Debt will be deemed to be Incurred on the date the acquired Person becomes a Restricted Subsidiary of such Person or the date of the acquisition of assets from such Person, as applicable.

“Additional Secured Debt Designation” means the written agreement of the First Lien Representative of holders of any series of First Lien Debt or the Junior Lien Representative of holders of any series of

Junior Lien Debt, as applicable, as set forth in the indenture, credit agreement or other agreement governing such series of First Lien Debt or series of Junior Lien Debt, for the benefit of (i) all holders of existing and future First Lien Debt, the First Lien Collateral Agent and each existing and future holder of First Liens, in the case of each additional series of First Lien Debt and (ii) all holders of each existing and future series of Junior Lien Debt, the applicable Junior Lien Collateral Agent and each existing and future holder of Junior Liens, in the case of each series of Junior Lien Debt:
(1)
in the case of any additional series of First Lien Debt, that all such First Lien Obligations will be and are secured equally and ratably by all First Liens at any time granted by the Company or any Guarantor to secure any Obligations in respect of such series of First Lien Debt, whether or not upon property otherwise constituting collateral for such series of First Lien Debt, and that all such First Liens will be enforceable by the First Lien Collateral Agent for the benefit of all holders of First Lien Obligations, equally and ratably, in each case subject to the exceptions that are applicable to Indebtedness incurred pursuant to clause (3)(a) of Permitted Debt;

(2)
in the case of any additional series of Junior Lien Debt, that all such Junior Lien Obligations will be and are secured equally and ratably by all Junior Liens at any time granted by the Company or any Guarantor to secure any Obligations in respect of such series of Junior Lien Debt, whether or not upon property otherwise constituting collateral for such series of Junior Lien Debt, and that all such Junior Liens will be enforceable by the Junior Lien Collateral Agent for the benefit of all holders of Junior Lien Obligations, equally and ratably;

(3)
that such First Lien Representative or Junior Lien Representative, as applicable, and the holders of Obligations in respect of such series of First Lien Debt or series of Junior Lien Debt, as applicable, are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of First Liens and Junior Liens and the order of application of proceeds from the enforcement of First Liens and Junior Liens; and

(4)
appointing the First Lien Collateral Agent or the Junior Lien Collateral Agent, as applicable, and consenting to the terms of the Intercreditor Agreement and, in the case of any additional series of First Lien Debt, the Collateral Agency Agreement, including terms relating to the direction of the First Lien Collateral Agent or the Junior Lien Collateral Agent, as applicable, and the performance by the First Lien Collateral Agent or the Junior Lien Collateral Agent, as applicable, of its obligations under the Collateral Agency Agreement (if applicable) and any other applicable security documents and the Intercreditor Agreement, including its obligations to comply with directions given in accordance therewith, together with all such powers as are reasonably incidental thereto.

“Additional Subject Jurisdictions” means any jurisdiction (other than any Initial Subject Jurisdiction) in which a Required Guarantor (i) owns at least $50 million of assets (based on the book value thereof), or (ii) has at least $50 million of operations (based on annual net revenues of such Required Guarantor).
“Adjusted Interest Coverage Ratio” means, as of any date of determination, the ratio of (i) Consolidated EBITDA of the Company and the Restricted Subsidiaries, plus 50% of the Consolidated EBITDA of ARO, for the most recently completed four quarter period for which internal financial statements of the Company are available to (ii) Consolidated Interest Expense of the Company and the Restricted Subsidiaries (with the interest expense for these Notes calculated assuming such interest was paid in cash), plus 50% of the Consolidated Interest Expense of ARO (excluding interest accruing on the Shareholder Instruments held by the ARO JV Shareholder), for such period, subject to the Calculation Principles.
“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; provided that no Person will constitute an Affiliate of the Company or any parent of the Company solely because such Person owns up to 25% of the Equity Interests of the Company or such parent. For the purposes of this definition, “control,” when used with respect to any specified Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.

“Applicable Materiality Percentage” means in the case of a Subsidiary located in a Subject Jurisdiction in which the Company or any Guarantor has executed and filed documentation for the perfection of Liens on the Collateral, 0.5% and otherwise 2.5%.
“Applicable Premium” means, with respect to any Note on any redemption date, the present value at such redemption date of all required interest payments due on such Note (assuming cash interest payments) through April 30, 2023, computed using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points.
Calculation of the Applicable Premium shall be made by the Company or on behalf of the Company by such Person as the Company shall designate; provided that such calculation or the correctness thereof shall not be a duty or obligation of the Trustee and the Company will notify the Trustee of the Applicable Premium promptly after the calculation thereof.
“ARO” means Saudi Aramco Rowan Offshore Drilling Company, a limited liability company incorporated under the laws of the Kingdom of Saudi Arabia.
“ARO JV Agreement” means the Shareholders’ Agreement, dated as of November 21, 2016, by and between Mukamala Oil Field Services Limited (as successor to Saudi Aramco Development Company) and Valaris ARO Shareholder relating to ARO.
“ARO JV Related Assets” means collectively, (i) the Equity Interests of ARO owned, directly or indirectly, by the Company or its Subsidiaries, (ii) the “Shareholder Instruments” (as defined in the ARO JV Agreement) and any other loans, notes or other obligations of ARO to the Company or any of its Subsidiaries, (iii) all right, title and interest of the Company or any of its Subsidiaries in and to the ARO JV Agreement, (iv) the rights of the Company or any of its Subsidiaries under (x) any Drilling Contract or agreement to operate between the Company or any of its Subsidiaries and ARO in respect of any Vessel and (y) any agreement pursuant to which the Company or any of its Subsidiaries manages a Third Party Vessel for ARO.
“Asset Sale” means:
(1)
any sale, assignment, transfer, lease, conveyance, any Sale and Lease-Back Transaction or other disposition (including by means of amalgamation, merger, consolidation or similar transaction), whether in a single transaction or a series of related transactions, of property or assets of the Company or any of the Restricted Subsidiaries; provided that the sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company and the Restricted Subsidiaries, taken as a whole, will not be an “Asset Sale,” but will be governed by the provisions described under “— Change of Control” and/or the provisions described under “— Certain Covenants — Merger, Consolidation, or Sale of Assets” and not by the provisions described under “— Certain Covenants — Limitation on Asset Sales”;

(2)
the issuance or sale of Equity Interests of any Restricted Subsidiary, other than directors’ qualifying shares and/or other Equity Interests that are required to be held by any Persons other than the Company or another Restricted Subsidiary under applicable law or regulation (including local content regulations or requirements), whether in a single transaction or a series of related transactions; and

(3)
an Involuntary Transfer.

Notwithstanding the preceding, none of the following items will be deemed to be an Asset Sale under clause (1) or (2) above:
(1)
any single transaction or series of related transactions that involves assets having a Fair Market Value of less than $5 million (and the sale of such assets generates Net Proceeds of less than $5 million), but not more than $25 million in the aggregate for all such transactions or series of related transactions during the term of the Indenture;

(2)
a transfer of Equity Interests or other assets between or among the Company and the Restricted Subsidiaries;

(3)
an issuance of Equity Interests by a Restricted Subsidiary to the Company or to another Restricted Subsidiary; provided that, in the case of such an issuance by a non-wholly owned Restricted Subsidiary, such issuance may also be made to any other owner of Capital Stock of such non-wholly owned Restricted Subsidiary based on such owner’s relative ownership interests (or lesser share) of the relevant class of Capital Stock;

(4)
(x) the sale or discount, in each case without recourse and in the ordinary course of business, of overdue accounts receivable and similar obligations arising in the ordinary course of business, but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale or financing transaction) and (y) the use or hire of a Vessel and any related assets in the ordinary course of business, including pursuant to a Drilling Contract;

(5)
any Disposition in a single transaction or series of related transactions of assets, including damaged, worn-out or obsolete assets in the ordinary course of business, the sale of which assets generates Net Proceeds of less than $1.5 million;

(6)
sales of assets to any customer purchased on behalf of or at the request of such customer and for which payment has been made in cash by such customer and dispositions of inventory, in each case, in the ordinary course of business;

(7)
the sale or other disposition of cash or Cash Equivalents, hedging contracts or other financial instruments;

(8)
non-exclusive licenses and sublicenses by the Company or any of the Restricted Subsidiaries of software or intellectual property in the ordinary course of business, provided that such licenses and sublicenses do not interfere in any material respect with the conduct of the business of the Company and the Restricted Subsidiaries;

(9)
a Restricted Payment that does not violate the provisions described under “— Certain Covenants — Limitation on Restricted Payments” or a Permitted Investment;

(10)
the creation or perfection of any Permitted Lien, and any disposition of assets constituting Collateral resulting from foreclosure under any such Lien by the First Lien Collateral Agent, or any disposition of assets not constituting Collateral resulting from foreclosure under any such Lien;

(11)
any surrender or waiver of contract rights or the settlement, release, recovery on or surrender of contract, tort or other claims, in each case when undertaken or entered into in the ordinary course of business or when consistent with the Company’s past practice;

(12)
any Permitted Asset Swap that complies with clause (1) of the first paragraph described under “— Certain Covenants — Limitation on Asset Sales” as if such Permitted Asset Swap constituted an Asset Sale;

(13)
leases of real or personal property in the ordinary course of business

(14)
the sale of Equity Interests of a Restricted Subsidiary issued as consideration for the acquisition, including by way of merger, of Capital Stock, assets, or property of any Person primarily engaged in a Permitted Business, provided that such transaction is otherwise permitted pursuant to the Indenture; and

(15)
abandoning, failing to maintain, allowing to lapse or otherwise Disposing of intellectual property rights that are not material to the conduct of the business of the Company and the Restricted Subsidiaries, taken as a whole.

“Attributable Indebtedness” in respect of a Sale and Lease-Back Transaction means, at the time any determination is to be made, the present value (discounted according to GAAP at the cost of indebtedness implied in the lease; provided that if such discount rate cannot be determined in accordance with GAAP, the present value shall be discounted at the interest rate borne by the Notes, compounded annually) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such

Sale and Lease-Back Transaction (including any period for which such lease has been extended); provided that if such Sale and Lease-Back Transaction results in a Capital Lease Obligation, the amount of Indebtedness represented thereby will be determined in accordance with the definition of “Capital Lease Obligation.”
“Bankruptcy Law” means Title 11 of the United States Code, as may be amended from time to time, or any similar federal, state or foreign law for the relief of debtors.
“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have corresponding meanings.
“Board of Directors” means:
(1)
with respect to a corporation or company, the board of directors of the corporation or company or any committee thereof duly authorized to act on behalf of such board of directors;

(2)
with respect to a partnership, the Board of Directors (or other managing body) of the general partner of the partnership;

(3)
with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof or the manager or any committee of managers; and

(4)
with respect to any other Person, the board or committee of such Person serving a similar function.

“Business Day” means any day other than a Saturday, Sunday or any other day on which banking institutions in New York, New York, London, United Kingdom or any place of payment under the Indenture are authorized or required by law to close.
“Calculation Principles” means, with respect to calculations under the Indenture for any period, the following principles:
(1)
if the Company or any of the Restricted Subsidiaries has Incurred any Indebtedness since the beginning of such period that remains outstanding on the date a determination under the Indenture to which the Calculation Principles apply is to be made, or if the transaction giving rise to the need to make such determination is an Incurrence of Indebtedness, or both (in each case other than working capital borrowings under a revolving credit facility), Consolidated Cash Flow, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the first day of such period;

(2)
if the Company or any of the Restricted Subsidiaries has repaid, repurchased, defeased, converted or otherwise discharged any Indebtedness since the beginning of such period that is no longer outstanding on such date of determination, or if any Indebtedness is to be repaid, repurchased, defeased, converted or otherwise discharged (in each case other than Indebtedness Incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and the related commitment has been terminated) on the date of the transaction giving rise to the occasion to apply the Calculation Principles, Consolidated Cash Flow, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated on a pro forma basis as if such repayment, repurchase, defeasance, conversion or discharge had occurred on the first day of such period;

(3)
if, since the beginning of such period, the Company or any Restricted Subsidiary shall have made any Asset Sale, Consolidated Cash Flow and Consolidated EBITDA for such period shall be reduced by an amount equal to the Consolidated Cash Flow or Consolidated EBITDA, as the case may be (in each case, if positive), directly attributable to the assets that are the subject of such Asset Sale for such period, or increased by an amount equal to the Consolidated Cash Flow (if negative) directly attributable thereto for such period;
(4)
if, since the beginning of such period, any Person that subsequently became a Restricted Subsidiary or was merged with or into the Company or any Restricted Subsidiary since the beginning of such period shall have made any Asset Sale, any Investment or acquisition of assets that would have required an adjustment pursuant to clause (3) above or clause (7) or (8) below if made by the Company or a Restricted Subsidiary during such period, Consolidated Cash Flow, Consolidated EBITDA, Consolidated Fixed Charges and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Asset Sale, Investment or acquisition had occurred on the first day of such period;

(5)
if, since the beginning of such period, any Person was designated as an Unrestricted Subsidiary or redesignated as or otherwise became a Restricted Subsidiary, Consolidated Cash Flow, Consolidated EBITDA, Consolidated Fixed Charges and Consolidated Interest Expense shall be calculated as if such event had occurred on the first day of such period;

(6)
Consolidated Cash Flow, Consolidated EBITDA, Consolidated Fixed Charges and Consolidated Interest Expense of discontinued operations recorded on or after the date such operations are classified as discontinued in accordance with GAAP shall be excluded;

(7)
if, since the beginning of such period, (i) by merger or otherwise, any Person becomes a Restricted Subsidiary or is merged with or into the Company or a Restricted Subsidiary or there is otherwise an Investment into the Company or any Restricted Subsidiary, or (ii) the Company or any Restricted Subsidiary shall have made an Investment, acquired a Qualified Vessel, sold, transferred or otherwise disposed of a Vessel, or acquired, sold, transferred or otherwise disposed of assets constituting all or substantially all of an operating unit of a business, Consolidated Cash Flow, Consolidated EBITDA, Consolidated Fixed Charges and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto, as determined in good faith by a Financial Officer of the Company (including, without limitation, the Incurrence of any Indebtedness) as if such merger, Investment, acquisition, sale, transfer or other disposition had occurred on the first day of such period; and

(8)
if the Company or any Restricted Subsidiary shall have entered into an agreement to acquire a Qualified Vessel or to sell, transfer or otherwise dispose of a Vessel, in each case that is scheduled for delivery no later than the date that is one year from the time of calculation, then Consolidated Cash Flow, Consolidated EBITDA, Consolidated Fixed Charges and Consolidated Interest Expense for such period shall be calculated giving pro forma effect to the delivery of such acquired Qualified Vessel or such sold, transferred or otherwise disposed of Vessel as of the first day of such period.

Any pro forma calculations giving effect to the acquisition of a Qualified Vessel or sale, transfer or other disposition of a Vessel or to a committed construction contract with respect to a Qualified Vessel shall be made as follows:
(a)
the amount of Consolidated Cash Flow, Consolidated EBITDA and Consolidated Fixed Charges attributable to such Qualified Vessel or Vessel shall be calculated in good faith by a Financial Officer of the Company;

(b)
in the case of Consolidated Cash Flow and Consolidated EBITDA under a Qualified Services Contract, the Consolidated Cash Flow and Consolidated EBITDA shall be based on revenues actually earned pursuant to the Qualified Services Contract relating to such Qualified Vessels or Vessels, and shall take into account, where applicable, only actual expenses Incurred without duplication in any measurement period;

(c)
with respect to any Qualified Vessels, the amount of Consolidated Cash Flow and Consolidated EBITDA shall be the lesser of the Consolidated Cash Flow or Consolidated EBITDA, as the case may be, derived on a pro forma basis from revenues for (i) the first full year of the Qualified

Services Contract and (ii) the average of the Consolidated Cash Flow or Consolidated EBITDA, as the case may be, of each year of such Qualified Services Contract for the term of the Qualified Services Contract; and
(d)
with respect to any expenses attributable to a Qualified Vessel or Vessel, if the actual expenses differ from the estimate, the actual amount shall be used in such calculation.

“Capital Expenditures” means expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto that have a useful life of more than one year and that are capitalized in accordance with GAAP.
“Capital Lease Obligation” means, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet prepared in accordance with GAAP as in effect on the Issue Date, and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty; provided that in no event will any lease that would have been categorized as an operating lease as determined in accordance with GAAP as of the Issue Date be considered a capital lease, regardless of any change in GAAP following the Issue Date that would otherwise require such obligations to be recharacterized (on a prospective or retroactive basis or otherwise) as a capital lease.
“Capital Stock” means:
(1)
in the case of a corporation or company, corporate stock or shares;

(2)
in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;

(3)
in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and

(4)
any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

“Cash Equivalents” means:
(1)
securities issued or directly and fully guaranteed or insured by the government of the United States or any other country whose sovereign debt has a rating of at least A3 from Moody’s and at least A- from S&P or any agency or instrumentality thereof having maturities of not more than 12 months from the date of acquisition;

(2)
certificates of deposit, demand deposits and Eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any commercial bank organized under the laws of any country that is a member of the Organization for Economic Cooperation and Development having capital and surplus in excess of $500 million (or the equivalent thereof in any other currency or currency unit);

(3)
marketable general obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition thereof, having a credit rating of “A” or better from either S&P or Moody’s;

(4)
repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (1), (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (2) above;

(5)
commercial paper having a rating not less than “P1” from Moody’s or “A1” from S&P, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings or investments, and, in each case, maturing within one year after the date of acquisition;
(6)
money market funds that comply with SEC rules applicable to all money market funds, including Rule 2a-7 under the Investment Company Act of 1940, that have a rating of AAA by Moody’s, S&P or Fitch, and that have portfolio assets of at least $1,000,000,000;

(7)
in the case of the Company or any Subsidiary of the Company organized or having its principal place of business outside the United States, investments denominated in the currency of the jurisdiction in which such Person is organized or has its principal place of business or conducts business which are similar to the items specified in clauses (1) through (6) of this definition; and

(8)
investments in Foreign Deposit Accounts and cash management obligations maintained at one of the three largest banks in the jurisdiction in which the Company or any Restricted Subsidiary maintains its local office.

“Cash Management Arrangement” means with respect to any Person, any obligations of such person in respect of treasury management arrangements including any of the following products, services or facilities: (a) demand deposit or operating account relationships or other cash management services including, without limitation, any services provided in connection with operating, collections, payroll, trust, or other depository or disbursement accounts, zero balance accounts, including automated clearinghouse fund transfer services, e-payable, electronic funds transfer, wire transfer, controlled disbursement, overdraft, depository, information reporting, automated clearinghouse transactions, return items, overdrafts, interstate depository network services, lockbox and stop payment services; and (b) treasury management line of credit, commercial card, merchant card services, purchase or debit cards, including, without limitation, stored value cards and non-card e-payables services.
“Cash Management Obligations” means obligations with respect to any Cash Management Arrangement.
“Change of Control” means the occurrence of any of the following:
(1)
the direct or indirect sale, assignment, transfer, conveyance or other disposition (other than by means of amalgamation, merger or consolidation and other than operating leases arising as a result of a Drilling Contract or Internal Charter entered into in the ordinary course of business), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and the Restricted Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d) of the Exchange Act);

(2)
the Company is liquidated or dissolved, or a plan relating to the liquidation or dissolution of the Company is adopted; or

(3)
the consummation of any transaction or any series of transactions (including, without limitation, any amalgamation, merger, consolidation or other business combination), the result of which is that any Person (including any “person” (as defined above)), becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of the Company, measured by voting power rather than number of shares.

Notwithstanding the foregoing, the following shall be deemed not to be a Change of Control,
(x)
a transaction or series of related transactions as to which the Company delivers to the Trustee an opinion from an Independent Financial Advisor stating that following such transaction or transactions, the aggregate fair market value of the Collateral will equal at least 200% of the then outstanding aggregate Obligations under the Notes, and

(y)
transactions pursuant to which assets of the Company and any of its Subsidiaries are exchanged with another strategic purchaser for Related Business Assets whose fair market value is reasonably equivalent to the exchanged assets as evidenced by an opinion from an Independent Financial Advisor delivered to the Trustee;

provided that any transaction or series of transactions described in clause (x) or (y) above shall be deemed to be a Change of Control if (I) the Guarantees and the Collateral are materially and adversely affected by such transaction or series of transactions; or (II) in the case of an amalgamation, consolidation, merger or sale, or assignment, transfer, conveyance or otherwise disposition of all or substantially all of the properties or assets of the Company, such transaction does not comply with the provisions described under “—Certain Covenants — Merger, Consolidation, or Sale of Assets.”
“Collateral Agency Agreement” means that certain Collateral Agency Agreement, dated as of the Issue Date, among the Company, as a grantor, the Guarantors and other grantors from time to time party thereto, the Trustee, as the First Lien Representative of the Holders, and the other First Lien Representatives from time to time party thereto, and the First Lien Collateral Agent, as the same may be amended, supplemented, restated, renewed, replaced or otherwise modified from time to time in accordance with the terms thereof.
“Collateral Documents” means, collectively, any Security Agreement, each Mortgage, the Vessel Security Agreement, the Intercreditor Agreement, the Collateral Agency Agreement, and each other instrument, document or agreement, including any assignment, security document or Pledge Agreement, creating Liens in favor of the First Lien Collateral Agent as required by the Indenture, any of the Collateral Documents or the Intercreditor Agreement, in each case, as the same may be in effect from time to time.
“Consolidated Cash Flow” means, with respect to any period, the Consolidated Net Income of the Company for such period plus, without duplication:
(1)
provision for taxes based on income or profits of the Company and the Restricted Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus

(2)
Consolidated Interest Expense of the Company and the Restricted Subsidiaries for such period to the extent that such Consolidated Interest Expense was deducted in computing such Consolidated Net Income; plus

(3)
depreciation, amortization (including amortization of intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of the Company and the Restricted Subsidiaries for such period to the extent that such depreciation, amortization and other non-cash expenses were deducted in computing such Consolidated Net Income; minus

(4)
non-cash items increasing such Consolidated Net Income for such period, other than the accrual of revenue in the ordinary course of business, in each case, on a consolidated basis and determined in accordance with GAAP.

“Consolidated EBITDA” means, with respect to any specified Person for any period without duplication, the sum of Consolidated Net Income, plus in each case to the extent deducted in computing Consolidated Net Income for such period:
(1)
provision for taxes based on income, profits or capital of such Person and its Restricted Subsidiaries for such period; plus

(2)
the Consolidated Interest Expense of such Person and its Restricted Subsidiaries for such period; plus

(3)
any expenses, charges or other costs related to any equity offering, acquisition (including amounts paid in connection with the acquisition or retention of one or more individuals comprising part of a management team retained to manage the acquired business; provided that such payments are made at the time of such acquisition and are consistent with the customary practice in the industry at the time of such acquisition), Joint Venture, disposition, recapitalization, Indebtedness permitted to be incurred by the Indenture, or the refinancing of any other Indebtedness of such Person or any of its Restricted Subsidiaries (whether or not successful); plus

(4)
depreciation, amortization (including, without limitation, amortization of intangibles and deferred financing fees), and other non-cash expenses (including without limitation write-downs and impairment of property, plant, equipment and intangibles and other long-lived assets and the impact of purchase accounting on such Person and its Restricted Subsidiaries for such period), but excluding any non-cash items for which a future cash payment will be required and for which an accrual or reserve is required by GAAP to be made; plus

(5)
the minority interest expense consisting of subsidiary income attributable to minority equity interests of third parties in any non-wholly owned Subsidiary in such period or any prior period, except to the extent of dividends declared or paid on Capital Stock held by third parties; plus

(6)
any charge (or minus any income) attributable to a post-employment benefit scheme other than the current service costs attributable to the scheme; minus

(7)
non-cash items increasing such Consolidated Net Income for such period, other than (i) any items which represent the reversal in such period of any accrual of, or cash reserve for, anticipated charges in any prior period where such accrual or reserve is no longer required; or (ii) items related to percentage of completion accounting;

in each case, on a consolidated basis and determined in accordance with GAAP.
“Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (i) Consolidated Cash Flow for the Company’s most recently completed four quarter period for which internal financial statements are available to (ii) Consolidated Fixed Charges of the Company and the Restricted Subsidiaries for such period, subject to the Calculation Principles.
“Consolidated Fixed Charges” means, with respect to any Person for any period, the sum, without duplication, of:
(1)
the Consolidated Interest Expense of such Person and its Restricted Subsidiaries for such period, and

(2)
all Capital Expenditures (if a positive number) made by such Person and its Restricted Subsidiaries during such period.

“Consolidated Interest Expense” means, with respect to any Person for any period, the sum, without duplication, of:
(1)
the consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued, including, without limitation, amortization of original issue discount, non-cash interest payments (including PIK interest), the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, imputed interest with respect to Attributable Indebtedness, commissions, discounts and other fees and charges Incurred in respect of letter of credit or bankers’ acceptance financings, and net payments (if any) pursuant to interest rate Hedging Obligations, but excluding:

(a)
amortization of debt issuance costs; and

(b)
any nonrecurring charges relating to any premium or penalty paid, write-off of deferred finance costs or original issue discount or other charges in connection with redeeming or otherwise retiring any Indebtedness prior to its Stated Maturity, to the extent that any of such nonrecurring charges constitute interest expense;

(2)
the consolidated interest expense of such Person and any Restricted Subsidiaries that was capitalized during such period; and

(3)
all dividends, whether paid or accrued and whether or not in cash, in respect of any Preferred Stock of any Restricted Subsidiary or any Disqualified Stock of the Company or any Restricted Subsidiary, other than (x) dividends payable solely in Equity Interests (other than Disqualified Stock) and (y) dividends payable to the Company or any Restricted Subsidiary.

“Consolidated Net Income” means, with respect to any specified Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that:
(1)
the Net Income (but not loss) of any Person that is not a wholly owned Restricted Subsidiary or that is accounted for by the equity method of accounting will be included only to the extent of the amount of dividends or similar distributions paid in cash to the specified Person or a Restricted Subsidiary of the specified Person during such period;

(2)
[reserved]

(3)
the cumulative effect of a change in accounting principles will be excluded;

(4)
non-cash gains and losses due solely to fluctuations in currency values will be excluded;

(5)
in the case of a successor to the referenced Person by consolidation or merger or as a transferee of the referenced Person’s assets, any earnings (or losses) of the successor corporation prior to such consolidation, merger or transfer of assets will be excluded;

(6)
the transaction gain (or loss) in relation to any acquisition that is consummated after the Issue Date will be excluded;

(7)
any unrealized gain (or loss) in respect of Hedging Obligations will be excluded; and

(8)
non-cash charges or expenses with respect to the grant of stock options, restricted stock or other equity compensation awards will be excluded.

“Consolidated Secured Leverage Ratio” means, as of any date of determination, the ratio of (i) the aggregate amount of Consolidated Total Indebtedness of the Company and its Restricted Subsidiaries as of such date (determined on a combined, consolidated basis in accordance with GAAP) that is secured by a Lien to (ii) Consolidated EBITDA of the Company for the most recently completed four quarter period for which internal financial statements of the Company are available as of such date, subject to the Calculation Principles.
“Consolidated Total Indebtedness” means, with respect to any Person as of any date of determination, the sum, without duplication, of:
(1)
the total amount of Indebtedness (other than Hedging Obligations) consisting of Capitalized Lease Obligations and Indebtedness for borrowed money of such Person and its Restricted Subsidiaries outstanding on such date, plus

(2)
the aggregate liquidation value of all Disqualified Stock of such Person and all Preferred Stock of the Restricted Subsidiaries of such Person,

in each case, determined on a consolidated basis in accordance with GAAP.
“Consolidated Total Leverage Ratio” means, as of any date of determination, the ratio of (i) the aggregate amount of Consolidated Total Indebtedness of the Company and its Restricted Subsidiaries as of such date (determined on a combined, consolidated basis in accordance with GAAP) to (ii) Consolidated EBITDA of the Company for the most recently completed four quarter period for which internal financial statements of the Company are available as of such date, subject to the Calculation Principles.
“Corporate Trust Office of the Trustee” means the office of the Trustee in the United States at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 500 Delaware Avenue, Wilmington, Delaware, 19801, Attention: Corporate Trust Administration, or such other address in the United States as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office in the United States of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

“Custodian” means any receiver, trustee, assignee, liquidator, provisional liquidator, provisional supervisor, administrator, compulsory manager, administrative receiver, sequestrator or similar official under any Bankruptcy Law.
“Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.
“Discretionary Guarantor” means each Immaterial Subsidiary of the Company, if any, that elects to provide a Guarantee.
“Disposition” means the sale, transfer, license, lease, assignment, conveyance, exchange, alienation or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a division or otherwise) of any property by any Person (including any Sale-Leaseback Transaction) and any issuance of Capital Stock by a direct Subsidiary of such Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. The terms “Disposal,” “Dispose” and “Disposed of” have the correlative meaning thereto.
“Disqualified Stock” means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case, at the option of the holder of the Capital Stock), or upon the happening of any event, matures or is mandatorily redeemable (in each case other than in exchange for or conversion into Capital Stock that is not Disqualified Stock), pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder of the Capital Stock, in whole or in part, on or prior to the date that is 91 days after the date on which the Notes mature. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders of the Capital Stock have the right to require the Company to repurchase or redeem such Capital Stock upon the occurrence of a change of control or an asset sale will not constitute Disqualified Stock if the terms of such Capital Stock provide that the Company may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with the provisions described under “— Certain Covenants — Limitation on Restricted Payments.” The amount of Disqualified Stock deemed to be outstanding at any time for purposes of the Indenture will be the maximum amount that the Company and the Restricted Subsidiaries may become obligated to pay upon the maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock.
“Dollar Equivalent” means, with respect to any monetary amount in a currency other than U.S. dollars, at any time of determination thereof by the Company, the amount of U.S. dollars obtained by converting such other currency involved in such computation into U.S. dollars at the spot rate for the purchase of U.S. dollars with such other currency as published in the “Currency Rates” section of the Financial Times entitled “Currencies, Bonds & Interest Rates” (or, if the Financial Times is no longer published, or if such information is no longer available in the Financial Times, such source as may be selected in good faith by the Company) on the date of such determination. Except as expressly provided otherwise, whenever it is necessary to determine whether the Company or any of the Restricted Subsidiaries has complied with any covenant or other provision in the Indenture or if there has occurred an Event of Default and an amount is expressed in a currency other than U.S. dollars, such amount will be treated as the Dollar Equivalent determined as of the date such amount is initially determined in such non-dollar currency.
“Drilling Contract” means any drilling contract in respect of any Vessel or other contract for the use or hire of any Vessel, including charters, bareboat charters, sub-charters, pool agreements, leases and other contracts of employment (except Internal Charters).
“DS-13” means the vessel, expected to be named “ATWOOD ARCHER,” which as of the date hereof is under construction pursuant to that certain Contract for the Construction and Sale of Drillship dated September 2012 between Alpha Admiral Company and Daewoo Shipbuilding & Marine Engineering Co., Ltd.
“DS-14” means the vessel, expected to be name “ATWOOD ADMIRAL,” which as of the date hereof is under construction pursuant to that certain Contract for the Construction and Sale of Drillship dated June 24, 2013 between Alpha Admiral Company and Daewoo Shipbuilding & Marine Engineering Co., Ltd.

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security or loan that is convertible into, or exchangeable for, Capital Stock).
“Equity Offering” means a public or private offering of Capital Stock (other than Disqualified Stock) of the Company, or any parent thereof, made for cash on a primary basis by the Company, or any parent thereof, after the Issue Date, other than (1) public offerings with respect to the Company’s, or any parent thereof, common stock registered on Form S-8 and (2) issuances to any Subsidiary of the Company, or any parent thereof.
“Euroclear” means the Euroclear System or any successor securities clearing agency.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.
“Excluded Accounts” means (a) deposit accounts specially and exclusively used in the ordinary course of business for payroll, payroll taxes and other employee wage and benefit payments (or the equivalent thereof in non-U.S. jurisdictions) to or for the benefit of the Company and any of its Subsidiaries’ salaried employees, which accounts are funded only in the ordinary course of business, (b) pension fund accounts, 401(k) accounts and trust accounts (or the equivalent thereof in non-U.S. jurisdictions), (c) withholding tax and other tax accounts (including sales tax accounts), fiduciary accounts, trust accounts, escrow accounts, and other accounts, in each case, in which the Company or any Subsidiary holds funds on behalf of any third party, (d) accounts (which may be subject to an account control agreement (or equivalent)) that hold cash collateral to secure letters of credit issued in connection with regulatory, tax or customs liabilities or contract performance, and (e) deposit accounts subject to a deposit account control agreement (or equivalent) pursuant to a cash collateralized letter of credit facility that is permitted under the Indenture; provided that the aggregate amount of cash held in all deposit accounts referred to in this clause (e) shall at no time exceed $25 million.
“Excluded Property” means:
(1)
the ARO JV Related Assets if and to the extent any restrictions on assignments and/or the creation of Liens with respect thereto remain outstanding;

(2)
to the extent that the Company is not able, using its commercially reasonable efforts, to obtain any consent necessary to grant the First Lien Collateral Agent a Lien on the same, the Other JV Related Assets;

(3)
any motor vehicles and other assets (other than, for the avoidance of doubt, Vessels and any associated equipment) subject to certificates of title;

(4)
rental equipment the title to which is held by a third party (but, for the avoidance of doubt, rights in respect of or arising in connection with any rental equipment agreement for such rental equipment that does not constitute Excluded Property under another clause of this definition shall not constitute Excluded Property);

(5)
all commercial tort claims equal to or less than $7,500,000;

(6)
any accounts, contracts, licenses or other general intangibles, or any permits, instruments, promissory notes or chattel paper, if and to the extent such account, contract, license, general intangible, permit, instrument, promissory note or chattel paper contains restrictions on assignments and/or the creation of Liens, or under which such an assignment or Lien would cause a default to occur under, or a termination pursuant to the terms of, such account, contract, license, general intangible, permit, instrument, promissory note or chattel paper (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of Article 9 of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law or principles of equity); provided that (i) immediately upon the ineffectiveness, invalidity, lapse or termination of any such provisions, such accounts, contracts, licenses, general intangibles, permits, instruments, promissory notes or chattel paper, as applicable, shall no longer constitute Excluded Property, and (ii) the assignment of the proceeds of such accounts, contracts, licenses, general intangibles, permits, instruments, promissory notes or chattel paper and receivables thereof is expressly deemed effective under the UCC (or similar provisions under applicable foreign law) notwithstanding any prohibition or restriction referred to above;
(7)
any governmental licenses or state or local franchises, charters and authorizations, to the extent a security interest in any such license, franchise, charter or authorization is prohibited or restricted thereby after giving effect to the applicable anti-assignment provisions of the UCC (or similar provisions under applicable foreign law), other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC (or similar provisions under applicable foreign law) notwithstanding such prohibition or restriction;

(8)
any particular asset, if the pledge thereof or the security interest therein is prohibited by applicable law (including the requirement to obtain the consent of any governmental authority or third party (other than a Grantor) to the extent such consent has not been obtained after giving effect to the applicable anti-assignment provisions of the UCC (or similar provisions under applicable foreign law), other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC (or similar provisions under applicable foreign law) notwithstanding such prohibition or restriction);

(9)
(i) Equity Interests in Restricted Subsidiaries that are subject to Liens that secure only Indebtedness (including Permitted Refinancing Indebtedness in respect thereof) Incurred pursuant to clause (19)(i) of Permitted Debt and (ii) other property and assets owned by such Restricted Subsidiaries that are used in the operation, maintenance or repair of assets acquired with the proceeds of such Indebtedness, or which are incidental thereto; provided that such Restricted Subsidiaries do not own any assets that are not Excluded Property (including, for the avoidance of doubt, Excluded Property referred to in this clause (ii));

(10)
margin stock;

(11)
any lease, license or agreement or any property subject to a purchase money security interest or similar arrangement, in each case entered into in accordance with or otherwise permitted under the Indenture and to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or purchase money arrangement or create a right of termination in favor of any other party thereto after giving effect to the applicable anti-assignment provisions of the UCC (or similar provisions under applicable foreign law), other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the UCC (or similar provisions under applicable foreign law) notwithstanding such violation or invalidation; provided that immediately upon the ineffectiveness, invalidity, lapse or termination of any relevant provisions, such lease, license, agreement or property, as applicable, shall no longer constitute Excluded Property;

(12)
any assets (other than Vessels) to the extent a security interest in such assets would result in material adverse tax consequences to the Company or any of its direct or indirect Subsidiaries, as reasonably determined by the Company;

(13)
letter of credit rights, except to the extent constituting a supporting obligation for other Collateral as to which perfection of the security interest in such other Collateral may be accomplished by the filing of a UCC financing statement (it being understood that no actions shall be required to perfect a security interest in letter of credit rights, other than the filing of a UCC financing statement);

(14)
any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law;

(15)
any Excluded Accounts and any funds and other property held in or maintained in any such accounts;

(16)
any (A) leasehold real property and (B) any fee simple real property (owned in fee) with a Fair Market Value equal to or less than $10,000,000;

(17)
any other assets mutually agreed by the Company and the First Lien Collateral Agent;

(18)
Excluded Vessels; and

(19)
any and all proceeds of any of the Excluded Property to the extent constituting Excluded Property described in clauses (1) through (18) above, but expressly excluding any and all proceeds of any of the Excluded Property that are not themselves Excluded Property.

“Excluded Subsidiary” means:
(1)
any Subsidiary with respect to which, and only for so long as, the provision of a Guarantee of the Obligations by such Subsidiary would be prohibited or restricted by: (i) any governmental authority with authority over such Subsidiary, (ii) applicable law or regulation or analogous restriction, including general statutory limitations, “thin capitalization” rules, fraudulent preference, fraudulent conveyance, illegality, criminal liability, personal liability of any officer or directors (or equivalent) and analogous principles that would restrict a Restricted Subsidiary from providing a Guarantee, or such Subsidiary’s Guarantee would result in substantial risk to the officers or directors (or equivalent) of such Subsidiary of civil or criminal liability, or (iii) contractual restrictions not entered into in contemplation of such Subsidiary providing a Guarantee (and not entered into in contemplation of, or following entry of, the Indenture); provided that the Company or applicable Subsidiary shall use its commercially reasonable efforts to obtain any relevant governmental consent or other authority that would permit such Subsidiary to become a Guarantor, to mitigate any risk of liability in connection therewith or to lift any such contractual restriction;

(2)
(i) any non-wholly owned Subsidiary that is a Joint Venture (provided that no Subsidiary that is wholly owned at any time shall be or be deemed to be an “Excluded Subsidiary” pursuant to this clause (2)(i) solely because a portion (but not all) of the Capital Stock in such Subsidiary is sold or otherwise transferred to any Person that is not the Company or a Guarantor, and, notwithstanding such sale or other transfer of a portion (but not all) of the Capital Stock in such Subsidiary, such Subsidiary shall remain a Guarantor to the extent it does not otherwise constitute an Excluded Subsidiary); (ii) any Unrestricted Subsidiary; and (iii) any Immaterial Subsidiary;

(3)
(i) any wholly owned Restricted Subsidiary acquired with pre-existing Indebtedness (or any Permitted Refinancing Indebtedness in respect thereof) (to the extent not created in contemplation of such acquisition), the terms of which prohibit the provision of a Guarantee of the Obligations by such Restricted Subsidiary, and (ii) any wholly owned Restricted Subsidiary that has incurred Indebtedness (or any Permitted Refinancing Indebtedness in respect thereof) permitted by the Indenture in order to finance the acquisition of a Vessel, directly or indirectly, the terms of which prohibit the provision of a Guarantee of the Obligations by such Restricted Subsidiary; in each case of clause (1) and (2) only for so long as such Indebtedness (or any Permitted Refinancing Indebtedness in respect thereof) remains outstanding; and

(4)
(i) the ARO JV Shareholder and (ii) any Restricted Subsidiary that is the direct owner of an interest in any Joint Venture if, notwithstanding its use of commercially reasonable efforts to obtain the same, such Restricted Subsidiary has not obtained any consent necessary to provide a Guarantee; provided that, in each case, the direct parent of the ARO JV Shareholder or any such Restricted Subsidiary that is the direct owner of an interest in a Joint Venture (so long as such Restricted Subsidiary is not otherwise excluded pursuant to the terms of clause (1) through (3) of this definition) provides a Guarantee.

“Excluded Vessels” means:
(1)
the DS-13 and the DS-14 (in each case only until the relevant Vessel is delivered to the Company or any of its Restricted Subsidiaries, unless such Vessel constitutes an Excluded Vessel at the time of such delivery pursuant to a different clause of this definition);

(2)
the ENSCO DS-10 (IMO No. 9698666), ENSCO 110 (IMO No. 9692404), Rowan Stavanger (IMO No. 8769793) and Rowan Norway (IMO No. 8770077) (in each case, only for so long as such Vessel is subject to an existing (or the modification or extension of an existing) Drilling Contract that prohibits encumbrances on such Vessel);

(3)
up to two Other Vessels to be identified for the purposes of 20K Contracts in each case, only for so long as such Other Vessels are subject to an existing (or the modification or extension of an existing) Drilling Contract or preliminary bid or award agreement that prohibits encumbrances on such Other Vessels and the Company is not able, using its commercially reasonable efforts, to obtain the consent of its counterparty to such Drilling Contract or agreement to the pledge of such Other Vessels to secure the First Lien Obligations;

(4)
each Vessel that is purchased, acquired or constructed with the proceeds of Indebtedness (including Permitted Refinancing Indebtedness in respect thereof) permitted under the Indenture, and pledged in accordance with the Indenture to secure such Indebtedness, if and so long as such Indebtedness prohibits the pledge of the Vessel to secure the First Lien Obligations;

(5)
no more than two Vessels, each of which is improved, repaired, renovated or upgraded with the proceeds of Indebtedness that has an initial aggregate principal amount of at least $10 million (including Permitted Refinancing Indebtedness in respect thereof), which Indebtedness is otherwise permitted under the Indenture, and pledged in accordance with the Indenture to secure such Indebtedness, if and so long as (i) such Indebtedness is outstanding, (ii) the Company is not able, using its commercially reasonable efforts, to limit the Lien on such Vessels to the relevant improvements, repairs, renovations and upgrades, and (iii) the lenders of such Indebtedness have required the release of the Lien of the First Lien Collateral Agent as a condition for providing such financing and the Company is not able, using its commercially reasonable efforts, to obtain the consent of such lenders to such Lien of the First Lien Collateral Agent becoming a second lien on the relevant Vessel;

(6)
Other Vessels not required to be subject to a Vessel Mortgage pursuant to the terms of the Indenture as certified by the Company in an Officers’ Certificate delivered to the Trustee and the First Lien Collateral Agent;

(7)
any Other Vessel contributed or otherwise transferred to the Unrestricted Floater Subsidiary pursuant to the Floater Restructuring Transaction or clause (18) of the definition of Permitted Investments;

(8)
any Vessel contributed to a Joint Venture pursuant to clause (13) of the definition of Permitted Investments; and

(9)
any Other Vessel that is subject to a Drilling Contract, provided that (i) the Drilling Contract is entered into in the ordinary course and consistent with past practice, (ii) such counterparty has required the release of the Lien of the First Lien Collateral Agent as a condition for entering into the Drilling Contract and the Company is not able, using its commercially reasonable efforts, to obtain the consent of such counterparty to the pledge of such Other Vessel to secure the First Lien Obligations, and (iii) the Board has approved such Drilling Contract and the release of such Lien.

“Fair Market Value” means the value that would be paid by an informed and willing buyer to an unaffiliated, informed and willing seller in a transaction not involving distress or necessity of either party, as determined in good faith by a Financial Officer of the Company, or, solely with respect to such values in excess of $20 million, the Board of Directors of the Company (unless otherwise provided in the Indenture), and in all cases where relevant, appropriately discounting the value of any idle Vessel based on the length and nature of its inactivity.
“Financial Officer” means, with respect to any Person, the chief executive officer, chief financial officer, chief accounting officer or treasurer of such Person.
“First Lien” means a Lien granted by the Company or any other Guarantor in favor of the First Lien Collateral Agent, at any time, upon any property of the Company or such other Guarantor to secure First Lien Obligations.
“First Lien Cash Management Obligations” means Cash Management Obligations owed to any provider or arranger of, or agent with respect to, any First Lien Debt to the extent secured by First Liens.

“First Lien Collateral Agent” means Wilmington Savings Fund Society, FSB, in its capacity as collateral agent and/or security trustee under the Indenture and the Collateral Documents, and its successors and permitted assigns in such capacity.
“First Lien Debt” means (a) the Notes issued on the date of the Indenture and any PIK Notes and the related Guarantees thereof and (b) any other Indebtedness incurred under clause (3)(a) of Permitted Debt secured by a Lien on Collateral that is pari passu with the Liens securing the Notes and that is permitted to be incurred and so secured under the Note Documents (including any Additional Notes); provided that:
(1)
on or prior to the date of incurrence of such Indebtedness by the Company or any Guarantor, such Indebtedness (other than the Notes (including any Additional Notes)) is designated by the Company, in an Officers’ Certificate delivered to each First Lien Representative and the First Lien Collateral Agent, as “First Lien Debt” for the purposes of the First Lien Documents, and

(2)
a First Lien Representative is designated with respect to such Indebtedness (other than the Notes (including any Additional Notes)) and executes and delivers to the First Lien Collateral Agent (i) an Additional Secured Debt Designation on behalf of itself and all holders of such Indebtedness and (ii) a joinder to the Collateral Agency Agreement on behalf of itself and all holders of such Indebtedness.

“First Lien Debt Default” means any “Event of Default” as defined under any First Lien Document or any similar event or condition set forth in any other First Lien Document that causes, or permits holders of the applicable Series of First Lien Debt outstanding thereunder (with or without the giving of notice or lapse of time, or both, and whether or not notice has been given or time has lapsed) to cause the First Lien Debt outstanding thereunder to become immediately due and payable.
“First Lien Documents” means the Note Documents and any additional indenture, credit agreement or other agreement pursuant to which any other First Lien Debt is incurred and secured in accordance with the terms of each applicable First Lien Document and the Collateral Documents related thereto.
“First Lien Hedging Obligations” means Hedging Obligations owed to any provider or arranger of, or agent with respect to, any First Lien Debt to the extent secured by First Liens.
“First Lien Obligations” means all First Lien Debt and all other Obligations in respect thereof (including Notes Obligations, First Lien Hedging Obligations and First Lien Cash Management Obligations).
“First Lien Representative” means (i) in the case of the Notes, the Trustee, and (ii) in the case of any other First Lien Obligations, the trustee, administrative agent, collateral agent, security agent or similar agent that is named as the First Lien Representative in respect of such First Lien Obligations in the applicable joinder agreement to the Intercreditor Agreement (each, in the case of this clause (ii), together with its successors and assigns in such capacity, an “Additional First Lien Representative”).
“First Lien Secured Parties” means, at any time, the First Lien Agent, each noteholder under the Indenture, each secured party (or a party entitled to the benefits of the security) under any other First Lien Document, the beneficiaries of each indemnification obligation undertaken by any Grantor under any First Lien Document, each other Person that provides letters of credit, guaranties or other credit support related thereto under any First Lien Document and each other holder of, or oblige in respect of, any First Lien Obligations (including pursuant to a First Lien Substitute Credit Facility), in each case to the extent designated as a secured party (or a party entitled to the benefits of the security) under any First Lien Document outstanding at such time.
“Fitch” means Fitch Ratings Inc. and any successor to its rating agency business.
“Foreign Deposit Account” means any account opened to (i) satisfy the requirement of any local law, statute, rule or regulation or the requirements of any contract or (ii) establish a subsidiary or a local branch office in any jurisdiction.
“GAAP” means generally accepted accounting principles set forth in the Accounting Standards Codification of the Financial Accounting Standards Board (or successor codifications, opinions, pronouncements or statements thereto) in the United States, which are in effect from time to time.

“Global Intercompany Note” means that certain Global Intercompany Note entered into by the Company and certain of its Subsidiaries and Joint Ventures as lenders and certain of its Subsidiaries and Joint Ventures as borrowers, pursuant to which each borrower agrees to repay any intercompany claims owed by it to the applicable lender(s), as the same may be amended, supplemented, restated, renewed, replaced or otherwise modified from time to time.
“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any inter-governmental or supra-national bodies such as the European Union or the European Central Bank).
“Government Securities” means direct obligations of, or obligations guaranteed by, the United States of America and the payment for which the United States pledges its full faith and credit, including U.S. Treasury strips.
“guarantee” means a guarantee other than by endorsement of negotiable instrument for collection in the ordinary course of business, direct or indirect, in any manner, including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement obligations in respect thereof, of all or any part of any Indebtedness or other Obligations.
“Guarantee” means a guarantee of the Notes Obligations granted pursuant to the provisions of the Indenture.
“Guarantor” means each Required Guarantor and each Discretionary Guarantor.
“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under:
(1)
interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements designed to protect the Person or any of its Restricted Subsidiaries entering into the agreement against, or manage exposure to, fluctuations in interest rates, or to otherwise reduce the cost of borrowing of such Person or any of such Restricted Subsidiaries, with respect to Indebtedness Incurred;

(2)
foreign exchange contracts and currency protection agreements designed to protect the Person or any of its Restricted Subsidiaries entering into the agreement against, or manage exposure to, fluctuations in currency exchanges rates;

(3)
any commodity futures contract, commodity swap, commodity option, commodity forward sale or other similar agreement or arrangement designed to protect against, or manage exposure to, fluctuations in the price of commodities used by that Person or any of its Restricted Subsidiaries at the time; and

(4)
other agreements or arrangements designed to protect such Person or any of its Restricted Subsidiaries against, or manage exposure to, fluctuations in interest rates, commodity prices or currency exchange rates.

“Holder” means a Person in whose name a Note is registered.
“Immaterial Subsidiary” means any Restricted Subsidiary which, as of the last day of the most recent recently completed four quarter period for which internal financial statements are available, both (a) contributed less than the Applicable Materiality Percentage of Consolidated EBITDA of the Company for such period and (b) contributed less than the Applicable Materiality Percentage of the Total Assets as of the last day of such period; provided that as of such day, the combined (i) Consolidated EBITDA attributable to all Immaterial Subsidiaries for such four quarter period shall not exceed 3.0% of Consolidated EBITDA of the Company for such period and (ii) Total Assets of all Immaterial Subsidiaries shall not exceed 3.0% of the Total Assets as of the last day of such period, in each case, as determined in accordance with GAAP (each of Consolidated EBITDA and Total Assets to be determined after eliminating intercompany obligations); provided further that no Restricted Subsidiary shall be an Immaterial Subsidiary if such Restricted Subsidiary (1) owns and/or charters a Vessel, (2) has any direct or indirect Subsidiary that owns and/or charters a Vessel, (3) has any direct or indirect Subsidiary that owns Equity Interests in a Joint Venture that owns and/or charters a Vessel, (4) owns any Indebtedness for borrowed money of any owner and/or charterer of any Vessel, (5) is party to any Drilling Contract or is entitled to receive earnings thereunder, or (6) is integral to the operation or maintenance of one or more Vessels.
“Indebtedness” means, with respect to any specified Person, any indebtedness of such Person, whether or not contingent:
(1)
in respect of borrowed money;

(2)
evidenced by bonds, notes, debentures or similar instruments;

(3)
representing reimbursement obligations in respect of letters of credit, bankers’ acceptances or other similar instruments, other than such reimbursement obligations that relate to trade payables or other obligations that are not themselves Indebtedness, in each case, that were entered into in the ordinary course of business of such Person to the extent such reimbursement obligations are satisfied within 10 Business Days following payment on the letter of credit, bankers’ acceptance or similar instrument;

(4)
representing Capital Lease Obligations of such Person;

(5)
representing the balance deferred and unpaid of the purchase price of any property or services due more than six months after such property is acquired or such services are completed;

(6)
representing Hedging Obligations of such Person; or

(7)
representing Attributable Indebtedness of such Person in respect of Sale and Lease-Back Transactions, if and to the extent any of the preceding items (other than letters of credit, Hedging Obligations and Attributable Indebtedness) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term “Indebtedness” includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the guarantee by the specified Person of any Indebtedness of any other Person.

Notwithstanding the foregoing, “Indebtedness” shall not include trade payables and accrued expenses (or intercompany reimbursement obligations in respect thereof) arising in the ordinary course of business, deferred taxes, obligations assumed or liabilities incurred under any Drilling Contract, Internal Charter, stacking agreements or other forms of service agreement in the ordinary course of business (e.g., bid bonds and performance guaranties), prepayments for property or services under any Drilling Contract, Internal Charter, stacking agreements or other forms of service agreement in the ordinary course of business or any indebtedness with respect to which cash or cash equivalents in an amount sufficient to repay in full the principal and accrued interest on such indebtedness has been escrowed with the trustee or other depository for the benefit of the holders in respect of such indebtedness but only to the extent the foregoing constitutes a complete defeasance of such indebtedness pursuant to the applicable agreement governing such indebtedness.
“Independent Financial Advisor” means an accounting, appraisal or investment banking firm of international standing or generally recognized in the shipping or offshore drilling industries as qualified to perform the tasks for which such firm has been engaged, including in respect of determining Fair Market Value and the fairness of Affiliate Transactions.
“Initial Subject Jurisdictions” means each of the United States of America (or any political subdivision thereof), the United Kingdom, Malta, the British Virgin Islands, the Cayman Islands, Gibraltar, Bermuda, Hong Kong, Mexico, Australia, Luxembourg and Switzerland.
“Intercreditor Agreement” means an intercreditor agreement between the Trustee, the First Lien Collateral Agent, the Junior Lien Collateral Agent, the Company, the Guarantors and the other parties from time to time party thereto, which agreement shall be substantially in the form in the Indenture, with modifications that are not material in any respect to the holders of any First Lien Debt or the First Lien

Collateral Agent, to the extent necessary in order to conform to the specific circumstances of the Junior Debt, or in a form reasonably agreed to by the First Lien Collateral Agent, in each case as may be amended, restated, amended and restated, replaced, supplemented, or otherwise modified from time to time.
“Internal Charter” means any charter or other contract respecting the use or operations of any Vessel between any Restricted Subsidiary that is a Vessel owner (or an Internal Charterer of such Vessel) and any Internal Charterer.
“Internal Charterer” means the Company or any Subsidiary that is not the owner of the relevant Vessel and that is a party to any Drilling Contract in respect of a Vessel.
“Investment Grade Rating” means any two of the following: (i) a rating of “Baa1” or higher by Moody’s, (ii) a rating of “BBB+” or higher by S&P or (iii) a rating of “BBB+” or higher by Fitch; or the equivalent of such rating by such rating organization.
“Investments” means, with respect to any Person, all direct or indirect investments by such Person in other Persons (including Affiliates) in the forms of loans (including guarantees or other obligations), cash advances or capital contributions, purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Company or any of the Restricted Subsidiaries sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the Fair Market Value of the Company’s Investments in such Subsidiary that were not sold or disposed of in an amount determined as provided in the last paragraph of under “— Certain Covenants — Limitation on Restricted Payments.” The acquisition by the Company or any of its Subsidiaries of a Person that holds an Investment in a third Person shall be deemed to be an Investment by the Company or such Subsidiary in such third Person that is not a Subsidiary of such Person in an amount equal to the Fair Market Value of the Investments held by the acquired Person in such third Person in an amount determined as provided in the second-to-last paragraph of under “— Certain Covenants — Limitation on Restricted Payments.” Except as otherwise provided in the Indenture, the amount of an Investment shall be determined at the time the Investment is made and without giving effect to subsequent changes in value.
“Involuntary Transfer” means, with respect to any property or asset of the Company or any Restricted Subsidiary, (a) any damage to such property or asset that results in an insurance settlement with respect thereto on the basis of a total loss or a constructive or compromised total loss, or receives any proceeds of any insurance coverage placed through a captive insurer as a result of any such total loss or constructive or compromised total loss, the Fair Market Value of such property or asset, (b) the confiscation, condemnation, requisition, appropriation or similar taking of such property or asset by any government or instrumentality or agency thereof, including by deed in lieu of condemnation, or (c) foreclosure or other enforcement of a Lien or the exercise by a holder of a Lien of any rights with respect to it. An Involuntary Transfer shall be deemed to have occurred (i) in the event of an actual loss of a Vessel, at the time and on the date of such loss or if that is not known at noon Greenwich Mean Time on the date which such Vessel was last heard from, (ii) in the event of damage which results in a constructive or compromised or arranged total loss of a Vessel, at the time and on the date of the event giving rise to such damage, or (iii) in the case of an event referred to in clause (b) above, at the time and on the date on which such event is expressed to take effect by the Person making the same.
“Issue Date” means the first date on which Notes are issued under the Indenture.
“Jackup Rig” means any mobile offshore drilling unit, the legs of which can be lowered to the seabed from the hull or platform thereof.
“Joint Venture” means (x) any bona fide operating joint venture that owns, operates and/or charters Vessels or (y) any joint venture established in accordance with local law or custom of the applicable jurisdiction of organization of such Joint Venture for the purposes of the Permitted Business, in each case with any Person that is not an Affiliate of the Company through which the business of the Company and its Restricted Subsidiaries is conducted, and in each case which (i) exists on the Issue Date (including each Person in which the Company owns, directly or indirectly, any Equity Interests as of the Issue Date that is not a wholly-owned Subsidiary) or (ii) is formed or created in the ordinary course of business, consistent with the Company’s past practice and for a legitimate business purpose; provided that commencement of operations by the Company in a jurisdiction where the Company previously did not operate shall not, by itself, be deemed to be outside of the ordinary course of business and not consistent with the Company’s past practice.
“Junior Debt” means any Indebtedness of the Company or any Guarantor that is contractually subordinated in right of payment to the Notes or any Guarantee or that is unsecured or secured on a junior lien basis to the Notes or any Guarantee (excluding any intercompany Indebtedness between or among the Company and any of the Restricted Subsidiaries).
“Junior Lien” means a Lien granted by the Company or any Guarantor in favor of the Junior Lien Collateral Agent, at any time, upon any Collateral to secure Junior Lien Obligations.
“Junior Lien Collateral Agent” means the collateral agent or agents or other representative or representatives of lenders or holders of Junior Lien Obligations designated pursuant to the terms of the Junior Lien Documents and the Intercreditor Agreement, in each case, together with its successors and assigns.
“Junior Lien Debt” means Indebtedness secured by a Lien that is (x) junior in priority to First Lien Debt and (y) incurred pursuant to clause (3)(b) of Permitted Debt, that is permitted to be incurred and so secured under the Note Documents; provided that:
(1)
on or before the date on which such Indebtedness is incurred by the Company or any Guarantor, the Company shall deliver to each First Lien Representative and Junior Lien Representative complete copies of each applicable Junior Lien Document (which shall provide that each secured party with respect to such Indebtedness shall be subject to and bound by the Intercreditor Agreement), along with an Officers’ Certificate identifying the obligations constituting Junior Lien Obligations;

(2)
on or before the date on which any such Indebtedness is incurred by the Company or any Guarantor, such Indebtedness is designated by the Company, in an Officers’ Certificate delivered to the Junior Lien Representative and Junior Lien Collateral Agent as “Junior Lien Debt,” and such Officers’ Certificate also certifies that such Indebtedness is permitted and with respect to any other requirements set forth in the Intercreditor Agreement; and

(3)
a Junior Lien Representative is designated with respect to such Indebtedness and executes and delivers an Additional Secured Debt Designation on behalf of itself and all holders of such Indebtedness.

“Junior Lien Documents” means, collectively, any indenture, credit agreement or other agreement or instrument pursuant to which Junior Lien Debt is incurred and secured.
“Junior Lien Obligations” means Junior Lien Debt and all other Obligations in respect thereof.
“Junior Lien Representative” means, in the case of any series of Junior Lien Debt, the trustee, agent or representative of the holders of such series of Junior Lien Debt who is appointed as a representative of the Junior Lien Debt (for purposes related to the administration of the security documents) pursuant to the indenture, credit agreement or other agreement governing such series of Junior Lien Debt, in each case together with its successors in such capacity.
“Junior Lien Secured Parties” means each holder of Junior Lien Obligations. For the avoidance of doubt, such reference shall be to such Person solely in its capacity as a holder of Junior Lien Obligations but not in any other capacity (including holder of any other claim or interest).
“KSA Commercial Maritime Law” means Royal Decree no. M/33, dated December 12, 2018 Maritime Law, or any successor legislation thereto, as in effect from time to time in the Kingdom of Saudi Arabia.
“Legal Requirement” means, as to any Person, any law, statute, ordinance, decree, award, requirement, order, writ, judgment, injunction, rule, regulation (or official interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority which is binding on such Person.

“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in such asset and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction.
“Limited Recourse Debt” means Indebtedness Incurred by a Restricted Subsidiary for the purpose of financing a portion of the purchase price of one or more Vessels, as and to the extent permitted pursuant to clause (19) of Permitted Debt, which Indebtedness may be secured by Liens on such Vessels and on any other assets acquired with the proceeds of such Indebtedness pursuant to clause (28) of the definition of Permitted Liens, and the sole recourse of the holder of such Indebtedness shall be to such pledged Vessels and such other pledged assets, and such holder shall have no recourse to the borrower of such Indebtedness or to the Company or any other Restricted Subsidiary, or to any other of their respective assets.
“Management Incentive Plan” means the 2021 Management Incentive Plan of the Company, as the same may be amended, supplemented or modified from time to time, together with any applicable award agreement issued thereunder.
“Management Incentive Plan Award” means any award granted under the Management Incentive Plan to any current or former officer, director, employee or independent contractor of the Company or any Restricted Subsidiary.¶
“Material Adverse Effect” means any event or occurrence which could reasonably be expected to result in a material adverse effect on (a) the operations, business, assets or financial condition of the Company and the Guarantors taken as a whole; (b) the rights and remedies of the Trustee or any holder of any Note under any Note Document; or (c) on the legality, validity, binding effect or enforceability against any of the Company or a Guarantor of any Note Document to which it is a party.
“Maturity Date” means April 30, 2028.
“Moody’s” means Moody’s Investors Service, Inc., or any successor to the rating agency business thereof.
“Mortgage” means each Vessel Mortgage, each other mortgage, deed of trust, deed to secure debt and any other document or instrument under which any Lien on property owned or leased by any Grantor is granted to secure First Lien Obligations under any First Lien Document or under which rights or remedies with respect to any such Liens are governed, as the same may be amended, supplemented or modified from time to time.
“Net Income” means, with respect to any specified Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however:
(1)
any gain or loss, together with any related provision for taxes on such gain or loss, realized in connection with (a) any Asset Sale or other asset dispositions (other than in the ordinary course of business) or (b) the disposition of any securities by such Person or any of the Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of the Restricted Subsidiaries; and

(2)
any extraordinary gain or loss, together with any related provision for taxes on such extraordinary gain or loss.

“Net Proceeds” means the aggregate cash proceeds and Cash Equivalents received by the Company or any Restricted Subsidiary in respect of any Asset Sale (including, without limitation, any cash or Cash Equivalents received as dividends, distributions or other returns upon the sale or other disposition of any non-cash consideration received in any Asset Sale), net of (1) the direct costs relating to such Asset Sale, including, without limitation, legal, accounting and investment banking fees, sales commissions, relocation expenses incurred as a result of the Asset Sale, and taxes paid or payable as a result of the Asset Sale after taking into account any available tax credits or deductions and any tax-sharing arrangements, (2) amounts required to be applied to the repayment of Indebtedness secured by a Permitted Lien on the properties or assets that were the subject of such Asset Sale (which Permitted Lien is and is permitted to be senior to the Liens securing the Notes and the Guarantees or is on property or assets that do not constitute Collateral), or Indebtedness (other than Indebtedness that is subordinated in right of payment to the Notes or the Guarantees or that is secured by a Lien that is junior in priority to the Liens securing the Notes) which must by its terms, in order to obtain a necessary consent to such Asset Sale or by applicable law, be repaid out of the proceeds from such Asset Sale, and (3) any amounts to be set aside in any reserve established in accordance with GAAP or any amount placed in escrow, in either case for adjustment in respect of the sale price of such properties or assets, for indemnification obligations of the Company or any Restricted Subsidiaries in connection with such Asset Sale or for other liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiaries until such time as such reserve is reversed or such escrow arrangement is terminated, in which case Net Proceeds shall include only the amount of the reserve so reversed or the amount returned to the Company or the Restricted Subsidiaries from such escrow arrangement, as the case may be.
“Non-Recourse Debt” means Indebtedness:
(1)
as to which neither the Company nor any of the Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable as a guarantor or otherwise, or (c) constitutes the lender;

(2)
no default with respect to which (including any rights that the holders of the Indebtedness may have to take enforcement action against an Unrestricted Subsidiary) would permit upon notice, lapse of time or both any holder of any other Indebtedness of the Company or any of the Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment of the Indebtedness to be accelerated or payable prior to its Stated Maturity; and

(3)
as to which the governing documentation provides that the lenders will not have any recourse to the stock or assets of the Company or any of the Restricted Subsidiaries.

“Note Documents” means the Indenture, the Notes, the Collateral Documents, the Guarantees and any agreement, instrument or other document evidencing or governing any Notes Obligations.
“Notes Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Company or any Guarantor arising under the Indenture, the Notes, the Guarantees or the Collateral Documents (including all principal, premium, interest, penalties, fees, charges, expenses, indemnifications, reimbursement obligations, damages, guarantees and other liabilities or amounts payable or arising thereunder), whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Company or any Guarantor of any proceeding in bankruptcy or insolvency law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.
“Obligations” means any principal, premium, if any, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization, whether or not a claim for post-filing interest is allowed or allowable in such proceeding), penalties, fees, charges, expenses, indemnifications, reimbursement obligations, damages, guarantees, and other liabilities or amounts payable under the documentation governing any Indebtedness or in respect thereto.
“Officer” means, with respect to any Person, the Chairman of the Board of Directors, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, the Controller, the Secretary, any Manager, any Director, any Managing Director, or any Senior Vice President, Executive Vice President or Vice President of such Person; provided that any Guarantor shall be permitted to authorize an Officer of the Company to act as its Officer (including its Financial Officer) regardless of whether such Officer holds one of the foregoing positions with such Guarantor.
“Officers’ Certificate” means a certificate signed on behalf of any Person by two Officers and/or directors, one of whom must be a Financial Officer of such Person.

“Opinion of Counsel” means an opinion from legal counsel who is reasonably acceptable to the Trustee, that meets the requirements set forth in the Indenture. The counsel may be an employee of, or counsel to, the Company or any Subsidiary of the Company.
“Other JV Related Assets” means collectively, (i) the Equity Interests of any Joint Venture (other than ARO), owned, directly or indirectly, by the Company or its Subsidiaries, (ii) any loans, notes or other obligations of any such Joint Venture (other than ARO) to the Company or any of its Subsidiaries, (iii) all right, title and interest of the Company or any of its Subsidiaries in and to any joint venture, shareholder or similar agreement in respect of any such Joint Venture, (iv) the rights of the Company or any of its Subsidiaries under (x) any Drilling Contract or agreement to operate between the Company or any of its Subsidiaries and any such Joint Venture in respect of any Vessel owned by the Company or any of its Subsidiaries and (y) any agreement pursuant to which the Company or any of its Subsidiaries manages a Third Party Vessel.
“Other Vessel” means any drilling rig, drillship, semisubmersible drilling unit, mobile offshore drilling unit or vessel, the primary purpose of which is the exploration and production drilling for crude oil or hydrocarbons, excluding any Jackup Rig.
“Permitted Asset Swap” means the substantially concurrent purchase and sale or exchange of Related Business Assets or a combination of Related Business Assets and cash or Cash Equivalents between the Company or any of the Restricted Subsidiaries, on the one hand, and another Person, on the other hand; provided that (i) the aggregate amount of cash and Cash Equivalents received by the Company and the Restricted Subsidiaries in any such purchase and sale or exchange shall be no more than 10% of the Fair Market Value of the Related Business Assets sold or exchanged by the Company and the Restricted Subsidiaries, and (ii) the aggregate amount of cash and Cash Equivalents received by the Company and the Restricted Subsidiaries in all such purchases and sales or exchanges shall not exceed $50 million.
“Permitted Business” means a business in which the Company and the Restricted Subsidiaries were engaged on the Issue Date, and any business reasonably related or complementary thereto.
“Permitted Investments” means:
(1)
any Investment in the Company or in any Guarantor;

(2)
any Investment in cash or Cash Equivalents;

(3)
any Investment by the Company or any Guarantor in a Person, if as a result of such Investment:

(a)
such Person becomes a Guarantor; or

(b)
such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Guarantor;

(4)
any Investment made as a result of the receipt of non-cash consideration from (a) an Asset Sale, whether in a single transaction or a series of related transactions, of property or assets of the Company or any of the Restricted Subsidiaries, that was made pursuant to and in compliance with the provisions described under “— Certain Covenants — Limitation on Asset Sales” or (b) a disposition of properties or assets that does not constitute an Asset Sale;

(5)
any acquisition of assets or Capital Stock solely in exchange for the issuance of Equity Interests (other than Disqualified Stock) of the Company;

(6)
any Investments received in compromise or resolution of obligations of trade creditors or customers and any other settlement of amounts due that were incurred in the ordinary course of business of the Company or any of the Restricted Subsidiaries, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer and any Investments obtained in exchange for any such Investments;

(7)
Investments represented by Hedging Obligations permitted by clause (6) of Permitted Debt;

(8)
any guarantee of Indebtedness or other obligations of the Company or any Guarantor permitted to be incurred under the Indenture;

(9)
Investments that are in existence on the Issue Date, and any extension, modification or renewal thereof, but only to the extent not involving additional advances, contributions or other Investments of cash or other assets or other increases thereof (other than as a result of the accrual or accretion of interest or original issue discount or the issuance of pay-in-kind securities, in each case, pursuant to the terms of such Investment as in effect on the Issue Date);

(10)
Investments acquired after the Issue Date as a result of the acquisition by the Company or any Restricted Subsidiary of another Person in compliance with the Indenture, including by way of a merger, amalgamation or consolidation, to the extent that such Investments were not made in contemplation of such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation;

(11)
loans or advances referred to in clause (5) of the second paragraph described under “— Certain Covenants — Limitation on Transactions with Affiliates”;

(12)
Investments in any Person to the extent such Investments consist of prepaid expenses, negotiable instruments held for collection and lease, utility and workers’ compensation, performance and other similar deposits made in the ordinary course of business by the Company or any of the Restricted Subsidiaries;

(13)
Investments in any Joint Ventures (but not in any Unrestricted Subsidiary) of:

(x) Vessels and direct or indirect Equity Interests of Vessel owners, with an aggregate value not to exceed (A) with respect to any Investment of any Jackup Rigs or Equity Interests of Jackup Rig owners, 20% of the combined book value of all Jackup Rigs (calculated on the basis of the book value as of the Issue Date, with respect to any Jackup Rigs owned by the Company and any of its Subsidiaries as of the Issue Date, and as of the date of its acquisition, with respect to any Jackup Rig acquired after the Issue Date) owned by the Company and its wholly-owned Subsidiaries as of the date of any such Investment, and (B) with respect to any Investment of any Other Vessels or Equity Interests of Other Vessel owners, 20% of the combined book value of all Other Vessels (calculated on the basis of the book value as of the Issue Date, with respect to any Other Vessels owned by the Company and any of its Subsidiaries as of the Issue Date, and as of the date of its acquisition, with respect to any Other Vessels acquired after the Issue Date) owned by the Company and its wholly-owned Subsidiaries on the date of any such Investment, but in each case excluding the book value of all Vessels that constitute Excluded Vessels as of such date;
(y) cash and Cash Equivalents, in an amount not to exceed $175 million at any time outstanding or, following the Floater Restructuring Transaction, $125 million (at any such time, calculated on a net basis taking into account prepayments or repayments of loans or advances, but not payments of interest, fees, costs, expenses or premium, in each case with respect to any intercompany Indebtedness, and dividends and distributions in the form of cash or Cash Equivalents); and
(z) any Vessels on Schedule A operating in the Kingdom of Saudi Arabia as of the Issue Date in addition to four other Vessels identified by the Company in an Officers’ Certificate delivered to the Trustee, in each case as and to the extent required pursuant to the KSA Commercial Maritime Law, but only to the extent that (i) the Company is not able, using its commercially reasonable efforts, to obtain an exemption from such law as to any such Vessel, and (ii) compliance with such law as to any such Vessel cannot be achieved by any other means that do not require the payment of material costs or expenses or the incurrence of material additional obligations, which are materially adverse to the Company and the Collateral, taken as whole, as compared with transfer of any such Vessel to a Joint Venture, including through the use of a bareboat charter of such Vessel to a joint venture controlled or majority-owned by a Saudi national; and provided that in the event of any such Investment of any such Vessels, (A) any cash and Cash Equivalents received by the Company or any of its Subsidiaries in respect thereof shall be treated as Net Proceeds and shall be subject to the provisions of the third paragraph described under “— Certain Covenants — Limitation on Asset Sales,” and (B) for the avoidance of doubt, any Equity Interests or Indebtedness received by the Company or any of its Subsidiaries in respect thereof shall be deemed to constitute Other JV Related Assets;

provided that the Company or the applicable Restricted Subsidiary shall use its commercially reasonable efforts to ensure that all Other JV Related Assets related to the applicable Joint Venture are included in the Collateral;
(14)
Investments in the ordinary course of business and consistent with past practice (x) in Restricted Subsidiaries, consisting of inventory, spare parts and equipment, and cash or Cash Equivalents to fund operating and administrative expenses (including taxes), maintenance capital expenditures and intercompany interest of the transferee Restricted Subsidiary, and (y) in Joint Ventures, consisting of spare parts and equipment; provided that in each case, and notwithstanding anything in the Agreed Security Principles to the contrary, except for Investments of inventory and assets with a book value equal to or less than $100,000, such Investments shall be subject to the Global Intercompany Note, which shall be deemed to be an Instrument as defined under the U.S. Security Agreement, provided that no such Investments may be made pursuant to this clause (14) unless they are subject to the Global Intercompany Note;

(15)
Investments of cash and Cash Equivalents (i) in any Joint Venture in existence as of the Issue Date, to the extent required by the applicable joint venture agreement (as such joint venture agreement exists on the Issue Date); (ii) in any other Joint Venture described in clause (x) of the definition thereof (other than a Joint Venture that is the owner of a Silo Vessel or a Vessel that would be a Silo Vessel if it were owned by a Subsidiary), in an amount not to exceed $5 million at any time outstanding in respect of such Investments in such other Joint Venture, to the extent required by the applicable joint venture agreement; or (iii) in any other Joint Venture described in clause (y) of the definition thereof, in an amount not to exceed $100,000 at any time outstanding in respect of such Investments in such other Joint Venture, to the extent required by the applicable joint venture agreement;

(16)
Investments of cash and Cash Equivalents in Restricted Subsidiaries that are not Guarantors in an aggregate amount not to exceed $1 million at any time outstanding;

(17)
the Investments contemplated by the provisions described under the third and fourth paragraphs provisions of “— Certain Covenants — Floater Restructuring Transaction” as and to the extent permitted therein;

(18)
following the consummation of the Floater Restructuring Transaction in accordance with the provisions described under “— Certain Covenants — Floater Restructuring Transaction,” Investments by the Company or any of its Restricted Subsidiaries in the Unrestricted Floater Subsidiary of Other Vessels; provided that immediately after giving pro forma effect to any such Investment, the Adjusted Interest Coverage Ratio for the Company and its Restricted Subsidiaries would be equal to or greater than 2.0 to 1.0;

(19)
any repurchase, redemption, defeasance or other acquisition or retirement for value of the Notes; and

(20)
any Investment (excluding Investment of any Vessel and any Equity Interest or Indebtedness of any owner of any Vessel) by the Company or a Restricted Subsidiary in an amount not to exceed the greater of (x) $100 million (or, following the Floater Restructuring Transaction, $50 million) and (y) 4% of Total Assets, at any time outstanding; ¶

provided that notwithstanding anything to the contrary contained in the Indenture, neither the Company nor any of its Restricted Subsidiaries may make any Investment of any (v) accounts receivable, (w) promissory notes or other intercompany Indebtedness, (x) ARO JV Related Assets, (y) Other JV Related Assets, or (z) any Equity Interest or Indebtedness of any owner of any of such assets, in or to any Unrestricted Subsidiary, Joint Venture or any other non-wholly owned Subsidiary.
“Permitted Jurisdiction” means any of England, Wales, Scotland, Jersey, Bermuda, Cayman Islands, Ireland, Switzerland, Singapore, United States, Netherlands, Luxembourg and Denmark.
“Permitted Liens” means:

(1)
Liens on assets of the Company or the Guarantors securing the Notes (excluding Additional Notes issued in accordance with the Indenture) and the Guarantees thereof, and any other First Lien Debt;

(2)
Liens in favor of the Company or any Guarantor;

(3)
Liens on property of a Person existing at the time such Person is merged with or into or amalgamated or consolidated with the Company or any Restricted Subsidiary; provided that such Liens were in existence prior to such merger, amalgamation or consolidation, were not incurred in contemplation thereof, and do not extend to any assets other than those of the Person merged into or amalgamated or consolidated with the Company or any Restricted Subsidiary;

(4)
Liens on property (including Capital Stock) existing at the time of acquisition of the property by the Company or any Restricted Subsidiary, provided that such acquisition is made in compliance with the Indenture; and provided further that such Liens were in existence prior to such acquisition and were not incurred in contemplation thereof, and do not extend to any other property (including Capital Stock);

(5)
Liens to secure the performance of statutory obligations, workers’ compensation claims, unemployment insurance, old age pensions, social security retirement benefits, other forms of governmental insurance, self-insurance obligations, surety bonds, importation bonds or other obligations of a like nature incurred in the ordinary course of business;

(6)
Liens existing on the Issue Date (other than Liens referred to in clause (1) of this definition);

(7)
Liens for taxes, assessments or governmental charges or claims (i) that are not yet delinquent or (ii) that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which any reserve or other appropriate provision if required by GAAP has been made therefor;

(8)
Liens imposed by law, such as suppliers’, carriers’, warehousemen’s, landlords’ and mechanics’ Liens, in each case, incurred in the ordinary course of business, for amounts (i) not more than 45 days past due or (ii) that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which any reserve or other appropriate provision as required in conformity with GAAP has been made therefor;

(9)
minor defects, irregularities and deficiencies in title to, and survey exceptions, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property, including with respect to the physical placement and location of pipelines, that were not incurred in connection with Indebtedness and that do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of the applicable Person;

(10)
Liens on the Collateral securing Junior Lien Debt;

(11)
Liens to secure Indebtedness permitted to be Incurred under the Indenture to refinance any Indebtedness secured by Liens permitted to exist pursuant to clause (3), (4), (6), (10) or this clause (11) of this definition (or Liens that otherwise replace Liens referred to in such clauses); provided that;

(a)
the new Lien is limited to all or part of the same property and assets covered by the initial Lien (plus improvements and accessions to such property, or proceeds or distributions thereof) or any after-acquired property that, pursuant to any after-acquired property clauses in written agreements pursuant to which the original Lien arose, is required to be pledged to secure the original Indebtedness (plus improvements and accessions to such property, or proceeds or distributions thereof);

(b)
the Indebtedness or other obligation secured by the new Lien is not increased to any amount greater than the sum of (i) the outstanding principal amount, or, if greater, committed amount,

of the original Indebtedness or obligation and (ii) an amount necessary to pay any fees and expenses, including premiums, related to such renewal, refunding, refinancing, replacement, defeasance or discharge;
(c)
if the initial Lien secured Indebtedness that is subordinated in right of payment to the Notes or a Guarantee, then the Indebtedness secured by the new Lien shall be so subordinated on terms at least as favorable to the Holders; and

(d)
the new Liens securing the refinancing Indebtedness have a Lien priority equal to or junior to the Liens securing the Refinanced Indebtedness.

(12)
Liens arising by reason of any judgment, attachment, decree or order of any court or other governmental authority not giving rise to an Event of Default, and prejudgment liens created by or existing as a result of any litigation or legal proceeding, in each case that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and for which any reserve or other appropriate provision as required in conformity with GAAP has been made therefor;

(13)
Liens securing Cash Management Obligations owing to a bank and rights of setoff in favor of a bank, imposed by law or granted in the ordinary course of business on deposit accounts maintained with such bank and cash and Cash Equivalents in such accounts;

(14)
Liens securing Hedging Obligations entered into in the ordinary course of business and not for speculative purposes;

(15)
Liens to secure liabilities in respect of reimbursement or indemnification obligations of insurance carriers providing property, casualty or liability insurance or any other insurance required to be maintained pursuant to any Securities Document to the Company or any Restricted Subsidiary;

(16)
Liens arising under a contract over goods, documents of title to goods and related documents and insurances and their proceeds, in each case in respect of documentary credit transactions entered into with customers of the Company and the Restricted Subsidiaries in the ordinary course of business;

(17)
Liens incurred in the ordinary course of business to secure performance of tenders, bids, contracts, performance guarantees, leases, letters of credit that are issued in connection with regulatory, tax or customs liabilities or contract performance, statutory obligations, performance bonds, bid bonds, customs bonds and similar obligations entered into in the ordinary course of business, including without limitation any rights of offset or liquidated damages, penalties, or other fees that may be contractually agreed to in conjunction with any tender, bid, or contract entered into by the Company or its Subsidiaries in the ordinary course of business;

(18)
any supersedeas bonds, appeal bonds, return-of-money or payment bonds and similar obligations related to judgments or litigation; provided that the aggregate amount of such bonds and obligations (other than such bonds and obligations in respect of tax assessments or liabilities) does not exceed $75 million at any time, and provided further that such bond or obligation secured is not for Indebtedness for borrowed money and is not overdue, or if overdue, is being contested in good faith by appropriate proceedings and reserves in conformity with GAAP have been provided therefor;

(19)
Permitted Rig Liens;

(20)
legal or equitable Liens deemed to exist by reason of negative pledge covenants and other covenants or undertakings of a like nature;

(21)
Liens encumbering inventory, work-in-process and related property in favor of customers or suppliers securing obligations and other liabilities to such customers or suppliers to the extent such Liens are granted in the ordinary course of business and are consistent with past business practices;

(22)
Liens arising under any retention of title or conditional sale arrangement or arrangements having similar effect in respect of goods supplied in the ordinary course of business;

(23)
Liens representing the interest in title of a lessor;

(24)
(a) Liens on cash, Cash Equivalents or other property arising in connection with the defeasance, discharge or redemption of Indebtedness (so long as such defeasance, discharge or redemption is permitted under the provisions described under “— Certain Covenants — Limitation on Restricted Payments”) or (b) Liens arising under the Indenture in favor of the Trustee for its own benefit and for the benefit of the First Lien Collateral Agent and similar Liens in favor of other trustees, agents and representatives arising under instruments governing Indebtedness permitted to be incurred under the Indenture, provided that such Liens are solely for the benefit of the trustees, agents or representatives in their capacities as such and not for the benefit of the holders of such Indebtedness;

(25)
Liens securing Indebtedness (including Permitted Refinancing Indebtedness) Incurred pursuant to clause (13) or clause (20) of Permitted Debt; provided that such Liens extend only to (i) the assets purchased with the proceeds of such Indebtedness, (ii) Excluded Vessels described in clause (e) of the definition thereof whose renovations, repairs, improvements or updates are financed with the proceeds of such Indebtedness, or (iii) the renovations, repairs, improvements and upgrades financed with the proceeds of such Indebtedness;

(26)
Liens Incurred by the Company or any Restricted Subsidiary with respect to obligations that do not exceed the greater of (x) $150 million (or, following the Floater Restructuring Transaction, $100 million) and (y) 6% of Total Assets, at any one time outstanding; provided that any such Liens upon Collateral shall be Junior Liens;

(27)
Liens securing Indebtedness Incurred pursuant to clauses (14) and (15) of Permitted Debt; and

(28)
Liens on assets acquired with the proceeds of Indebtedness (including Permitted Refinancing Indebtedness in respect thereof) Incurred pursuant to clause (19) of Permitted Debt and, with respect to Indebtedness described in clause (19)(i) of Permitted Debt, (i) Liens on the Equity Interests of the Restricted Subsidiary that directly owns such assets and (ii) Liens on other assets and property owned by any such Restricted Subsidiary that are used in the operation, maintenance or repair of such assets acquired with the proceeds of such Indebtedness, or which are incidental thereto, which Liens, in each case, secure only such Indebtedness; provided that such Restricted Subsidiary does not hold any assets that are not Excluded Property or property of the type referred to in clause (ii) above.

For purposes of determining compliance with this definition, (x) a Lien need not be Incurred solely by reference to one category of Permitted Liens described in this definition but may be Incurred under any combination of such categories (including in part under one such category and in part under any other such category), and (y) in the event that a Lien (or any portion thereof) meets the criteria of one or more of such categories of Permitted Liens, the Company shall, in its sole discretion, divide, classify or reclassify such Lien (or any portion thereof) in any manner that complies with this definition.
“Permitted Prior Lien” has the meaning provided in the Collateral Agency Agreement.
“Permitted Refinancing Indebtedness” means any Indebtedness of the Company or any of the Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to renew, refund, refinance, replace, defease or discharge, in whole or in part, other Indebtedness of the Company or any of the Restricted Subsidiaries (other than intercompany Indebtedness) (the “Refinanced Indebtedness”); provided that:
(1)
the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount of the Refinanced Indebtedness (or, if the Refinanced Debt is exchanged or acquired for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount) (plus all accrued and unpaid interest on the Refinanced Indebtedness and the amount of all cash fees and expenses, including premiums, reasonably incurred in connection therewith);

(2)
such Permitted Refinancing Indebtedness has a final maturity date that is either no earlier than the final maturity date of the Refinanced Indebtedness, or is no earlier than the date that is 91 days after the Maturity Date, the terms of such Permitted Refinancing Indebtedness shall not provide for any scheduled repayment, mandatory redemption or sinking fund obligation prior to the date that is 91 days after the Maturity Date, and the Weighted Average Life to Maturity of such Permitted Refinancing Indebtedness at the time of its issuance is equal to or greater than the Weighted Average Life to Maturity of the Refinanced Indebtedness;

(3)
if the Refinanced Indebtedness is incurred by a Guarantor and is (a) subordinated in right of payment to the Notes or a Guarantee, then such Permitted Refinancing Indebtedness is subordinated in right of payment to the Notes or such Guarantee, as the case may be, or (b) pari passu in right of payment with the Notes or a Guarantee, then such Permitted Refinancing Indebtedness is subordinated to or pari passu in right of payment with the Notes or such Guarantee, as the case may be, in the case of each of (a) and (b), on terms at least as favorable to the Holders as those contained in the documentation governing the Refinanced Indebtedness;

(4)
the obligors with respect to such Permitted Refinancing Indebtedness do not include any Persons that were not obligors of such Refinanced Debt; and

(5)
in the case of Permitted Refinancing Indebtedness in respect of secured indebtedness, the Liens securing such Permitted Refinancing Indebtedness (a) have a Lien priority equal to or junior to the Liens securing the Refinanced Indebtedness and (b) do not extend to any assets other than assets that secured the Refinanced Indebtedness or any after-acquired assets that, pursuant to any after-acquired property clauses in written agreements pursuant to which the original Lien arose, are required to be pledged to secure the Refinanced Indebtedness (plus improvements and accessions to such property, or proceeds or distributions thereof in accordance with the terms of the Refinanced Indebtedness).

“Permitted Rig Liens” means, at any time with respect to a Vessel:
(a) Liens for crews’ wages including the wages of the master of the Vessel that are discharged in the ordinary course of business and have accrued for not more than sixty (60) days (or such longer period provided for under any First Lien Documents) unless any such Lien is being contested in good faith and by appropriate proceedings or other acts by the Company or relevant Restricted Subsidiary, and the Company or relevant Restricted Subsidiary shall have set aside on its books adequate reserves with respect to such Lien and so long as such deferment in payment shall not subject the Vessel to sale, forfeiture or loss;
(b) Liens for salvage (including contract salvage) or general average, and Liens for wages of stevedores employed by the owner of the Vessel, the master of the Vessel or a charterer or lessee of such Vessel, which in each case have accrued for not more than sixty (60) days (or such longer period provided for under any First Lien Documents), unless any such Lien is being contested in good faith and by appropriate proceedings or other acts by the Company or relevant Restricted Subsidiary, and the Company or relevant Restricted Subsidiary shall have set aside on its books adequate reserves with respect to such Lien and so long as such deferment in payment shall not subject the Vessel to sale, forfeiture or loss;
(c) shipyard Liens and other Liens arising by operation of law arising in the ordinary course of business in operating, maintaining, repairing, modifying, refurbishing, or rebuilding the Vessel (other than those referred to in clauses (a) and (b) above), including maritime Liens for necessaries, which in each case have accrued for not more than sixty (60) days (or such longer period provided for under any First Lien Documents), unless any such Lien is being contested in good faith and by appropriate proceedings or other acts by the Company or relevant Restricted Subsidiary, and the Company or relevant Restricted Subsidiary shall have set aside on its books adequate reserves with respect to such Lien and so long as such deferment in payment shall not subject the Vessel to sale, forfeiture, or loss;
(d) Liens for damages arising from maritime torts which are unclaimed or are covered by insurance (subject to reasonable deductibles), or in respect of which a bond or other security has been posted on behalf of the Company or relevant Restricted Subsidiary with the appropriate court or other tribunal to prevent the arrest or secure the release of the Vessel from arrest, unless any such Lien is being contested in good faith and by appropriate proceedings or other acts by the Company or relevant Restricted Subsidiary, and the Company or relevant Restricted Subsidiary shall have set aside on its books adequate reserves with respect to such Lien, and so long as such deferment in payment shall not subject the Vessel to sale, forfeiture, or loss;
(e) Liens that, as indicated by the written admission of liability therefor by an insurance company, are covered by insurance (subject to reasonable deductibles); and
(f) Liens for Drilling Contracts or subcharters or subleases that are effective as of the Issue Date or are subordinate to the lien of any relevant Vessel Mortgage, and not otherwise prohibited under the Indenture.
“Person” means any individual, corporation, company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.
“PIK Interest” means interest payable by increasing the principal amount of the Notes or by issuing PIK Notes.
“PIK Notes” means Notes issued in the form of PIK Interest.
“Pledge Agreement” means each pledge agreement, share charge, share mortgage or similar instrument pursuant to which a Grantor grants to the First Lien Collateral Agent a Lien in Equity Interests in a Subsidiary directly owned by such Grantor, in each case, as amended, restated, supplemented or otherwise modified from time to time.
“Preferred Stock” as applied to the Capital Stock of any Person, means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.
“Public Company” means any Person whose equity securities are listed on a national securities exchange or interdealer quotation system in the United States or on a Designated Offshore Securities Market (as defined in Rule 902(b) of Regulation S).
“Qualified Services Contract” means, as of any date of determination, with respect to any Vessel acquired by, or committed to be delivered to, the Company or any of the Restricted Subsidiaries, a bona fide contract or series of contracts, together with any amendments, supplements or modifications thereto, that the Board of Directors of the Company, acting in good faith, designates as a “Qualified Services Contract” pursuant to a resolution of the Board of Directors of the Company, which contract or contracts:
(1)
are between the Company or one of the Restricted Subsidiaries, on the one hand, and a Person that is not an Affiliate of the Company, on the other hand;

(2)
provide for services to be performed by the Company or one or more of the Restricted Subsidiaries involving the use of such Vessel by the Company or one or more of the Restricted Subsidiaries, in either case for a minimum aggregate period of at least one year from (i) the date of determination or (ii) a future date that is no later than the date that is three months from the date of determination (the period during which such services are to be performed, the “Active Service Period”); and

(3)
provide for a fixed or minimum day rate or fixed rate for such Vessel covering the entire Active Service Period contemplated by clause (2) above.

For the avoidance of doubt, neither a letter of intent nor a letter of award with respect to a Vessel is a Qualified Services Contract.
“Qualified Vessel” means a Vessel that is subject to a Qualified Services Contract.
“Rating Agencies” means S&P, Moody’s and Fitch or if no rating of S&P, Moody’s or Fitch is publicly available, as the case may be, the equivalent of such rating selected by the Company by any other nationally recognized statistical ratings organization.¶
“Ready for Sea Cost” means, with respect to a Vessel to be acquired by the Company or any Restricted Subsidiary, the aggregate amount of all expenditures Incurred to acquire or construct and bring such Vessel to the condition and location necessary for its intended use, including any and all inspections, appraisals, repairs, modifications, additions, permits and licenses in connection with such acquisition or lease.
“Refinanced Indebtedness” has the meaning provided in the definition of “Permitted Refinancing Indebtedness.”
“Related Business Assets” means assets (other than cash or Cash Equivalents) used or useful in a Permitted Business; provided that any assets received by the Company or a Restricted Subsidiary in exchange for assets transferred by the Company or a Restricted Subsidiary shall not be deemed to be Related Business Assets if they consist of securities of a Person, unless upon receipt of the securities of such Person, such Person would become a Restricted Subsidiary.
“Relevant Business Day” means, when used in connection with the creation of a Lien on any asset, any Business Day that is not a day on which banking institutions in any jurisdiction the laws of which are relevant to the creation of such Lien are authorized or required by law to close.
“Required Guarantor” means any Restricted Subsidiary that is not an Excluded Subsidiary.
“Responsible Officer” when used with respect to the Trustee, means any officer within the corporate trust department of the Trustee having direct responsibility for the administration of the Indenture.
“Restricted Investment” means an Investment other than a Permitted Investment.
“Restricted Subsidiary” means any Subsidiary of the Company that is not then an Unrestricted Subsidiary; provided that (i) upon the occurrence of an Unrestricted Subsidiary ceasing to be an Unrestricted Subsidiary, such Subsidiary shall be a Restricted Subsidiary and (ii) notwithstanding anything to the contrary in the Indenture, each Grantor shall at all times be a Restricted Subsidiary.
“S&P” means Standard & Poor’s Rating Services, or any successor to the rating agency business thereof.
“Sale and Lease-Back Transaction” means an arrangement relating to property now owned or hereafter acquired whereby the Company or a Restricted Subsidiary transfers such property to a Person and leases it from such Person.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder.
“Security Agreement” means, collectively, the U.S. Security Agreement and each other security agreement or similar instrument executed by a Grantor pursuant to which such Person grants to the First Lien Collateral Agent a Lien on the assets owned by such Person, in each case, as amended, amended and restated, or supplemented from time to time in accordance with its terms.
“Significant Subsidiary” means any Restricted Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the Issue Date, provided that notwithstanding anything to the contrary in the Indenture, each Restricted Subsidiary that owns a direct or indirect interest in a Vessel shall be a Significant Subsidiary at all times.
“Silo Vessel” means a Vessel that (a) is owned by a Subsidiary that does not directly or indirectly own any Vessel that is not a Silo Vessel, and (b) is acquired, or is owned by an Unrestricted Subsidiary that is acquired, with consideration that consists at least primarily of Equity Interests of the Company or a Subsidiary; provided that (i) any Indebtedness Incurred in connection with any such acquisition is and remains an obligation only of the acquiring Unrestricted Subsidiary (and any of its Subsidiaries), and neither the Company nor any Restricted Subsidiary will have any liability in respect of such Indebtedness, and no Lien on any of their respective assets to secure such Indebtedness will be granted, created or permitted to exist; and (ii) any Restricted Subsidiary that issues any Equity Interests in connection with any such acquisition must be or must become an obligor on the Notes.

“Stated Maturity” means, with respect to any installment of interest or principal on any item or series of Indebtedness, the date on which the payment of interest or principal was scheduled to be paid in the documentation governing such Indebtedness as of the Issue Date or, if such item or series is Incurred after the Issue Date, the date such item or series is Incurred.
“Subsidiary” means, with respect to any specified Person, any corporation, company, partnership, joint venture, or other entity of which more than 50% of the outstanding capital stock or other Equity Interests having ordinary voting power (irrespective of whether or not at the time capital stock or other Equity Interest of any other class or classes of such corporation, partnership, joint venture, or other entity shall or might have voting power upon the occurrence of any contingency) is at the time owned directly or indirectly by such Person and, in respect of an entity incorporated in Jersey, means a subsidiary within the meaning of Articles 2 and 2A of the Companies (Jersey) Law 1991. Unless otherwise provided or the context otherwise requires, the terms “Subsidiary” and “Subsidiaries” refer to a Subsidiary or Subsidiaries of the Company.
“Subject Jurisdictions” means each Initial Subject Jurisdiction and each Additional Subject Jurisdiction.
“Third Party Vessel” means any Vessel that is now or hereafter managed by the Company or any Subsidiary but is not owned by the Company or any Subsidiary.
“Total Assets” means the total assets of the Company and the Restricted Subsidiaries on a consolidated basis determined in accordance with GAAP, as shown on the most recent consolidated balance sheet of the Company (with adjustments to exclude assets of any Unrestricted Subsidiary).
“Treasury Rate” means, as of any redemption date, the yield to maturity as of such redemption date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 that has become publicly available at least two Business Days prior to the redemption date (or, if such statistical release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the redemption date to April 30, 2023; provided that if the period from the redemption date to April 30, 2023 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.
“Trust Indenture Act” or “TIA” means the Trust Indenture Act of 1939 as in force on the date as of which the instrument was executed; provided that, in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” or “TIA” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.
“Trustee” means Wilmington Savings Fund Society, FSB, in its capacity as trustee under the Indenture, until a successor replaces it in accordance with the applicable provisions of the Indenture, and thereafter “Trustee” means each Person who is then a Trustee thereunder.
“Uniform Commercial Code” means the Uniform Commercial Code as in effect in any applicable jurisdiction from time to time.
“U.S. Security Agreement” means that certain U.S. Security Agreement, dated as of the Issue Date, entered into by the Company, the other grantors party thereto from time to time and the First Lien Collateral Agent.
“Unrestricted Subsidiary” means:
(1)
any Subsidiary of the Company that at the time of determination is an Unrestricted Subsidiary (as properly designated by the Company, as provided below); and

(2)
any Subsidiary of an Unrestricted Subsidiary.

The Company may designate any Subsidiary of the Company as an Unrestricted Subsidiary pursuant to a resolution of the Board of Directors unless such Subsidiary or any of its Subsidiaries owns any Equity Interests or Indebtedness of, or owns or holds any Lien on any property of, the Company or any Restricted Subsidiary (other than solely any Subsidiary of the Subsidiary to be so designated); provided that:
(1)
to the extent any Indebtedness of such Subsidiary is not Non-Recourse Debt, any Guarantee or other credit support thereof by the Company or any Restricted Subsidiary is permitted by the provisions described under “— Certain Covenants — Limitation on Restricted Payments” and “— Limitation on Incurrence of Indebtedness and Issuance of Preferred Stock”;
(2)
the Subsidiary to be so designated and each Subsidiary of such Subsidiary has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of the Restricted Subsidiaries;

(3)
the Subsidiary to be so designated and each Subsidiary of such Subsidiary are Persons with respect to which neither the Company nor any of the Restricted Subsidiaries has any direct or indirect obligation to subscribe for additional Capital Stock or to maintain or preserve such Person’s financial condition or to cause such Person to achieve any specified levels of operating results;

(4)
neither the Subsidiary to be so designated nor any Subsidiary of such Subsidiary is (x) the owner, directly or indirectly, of any interests in any Vessel or a Joint Venture that is the owner of a Vessel nor (y) a party to a Drilling Contract, except for (i) Other Vessels and related contracts that are contributed or otherwise transferred to the Unrestricted Floater Subsidiary pursuant to the Floater Restructuring Transaction or clause (18) of the definition of Permitted Investments, or (ii) a Silo Vessel or a Joint Venture that is the owner a Silo Vessel (or a Vessel that would be a Silo Vessel if it were owned by a Subsidiary that is not a Joint Venture);

(5)
neither the Subsidiary to be so designated nor any Subsidiary of such Subsidiary is a “restricted subsidiary” (or equivalent) under the definitive documentation for any Indebtedness of the Company or any Restricted Subsidiary (other than the Indenture); and

(6)
except to the extent not prohibited by the provisions described under “— Certain Covenants — Limitation on Transactions with Affiliates,” is not a party to any agreement, contract, arrangement or understanding with the Company or any Restricted Subsidiary, unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company.

“Valaris ARO Shareholder” means Rowan Rex Limited, a limited company organized and existing under the laws of the British Overseas Territory of the Cayman Islands, for so long as it holds any of the Equity Interests in ARO, and any other Restricted Subsidiary that holds any of the Equity Interests in ARO.
“Vessel” means any Jackup Rig or Other Vessel.
“Vessel Mortgage” means each first preferred or first priority mortgage and any other instruments, such as statutory mortgages and deeds, over any Collateral Vessel, each duly registered in the relevant registry in favor of the First Lien Collateral Agent, in its capacity as security trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Vessel Security Agreement” means that certain Vessel Security Agreement, dated as of the date hereof, by and among the Guarantors from time to time party thereto and the First Lien Collateral Agent.
“Voting Stock” of any specified Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing:
(1)
the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect of the Indebtedness, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

(2)
the then outstanding principal amount of such Indebtedness.

LEGAL MATTERS
Certain legal matters will be passed upon for us by Kirkland & Ellis LLP with respect to U.S. laws, Conyers Dill & Pearman Limited with respect to Bermuda law, Allen & Gledhill LLP with respect to Singapore law, Allen & Gledhill (Myanmar) Co., Ltd. with respect to Myanmar law, Anderson Strathern LLP with respect to Scottish law, Bentsi-Enchill, Letsa & Ankomah with respect to Ghanese law, Brownstein Hyatt Farber Schreck, LLP with respect to Nevada law, Elvinger Hoss Prussen, with respect to Luxembourg law, Galicia Abogados, S.C. with respect to Mexican law, Ganado Advocates with respect to Maltese law, Gilbert and Tobin with respect to Australia law, Hammad & Al-Mehdar with respect to Saudi law, Hombuger AG with respect to Swiss law, Isolas LLP with respect to Gibraltar law, Maples and Calder (Cayman) LLP, with respect to Cayman law, Maples and Calder (BVI) LLP, with respect to British Virgin Islands law, Mattos Filho, Veiga Filho, Marrey Jr. e Quiroga Advogados with respect to Brazilian law, Mourant Ozannes (Jersey) LLP with respect to Jersey law, Seward & Kissel LLP with respect to Marshall Islands law and Slaughter and May, with respect to English and Hong Kong law. Any underwriters, dealers or agents will be advised about other issues relating to any offering by their own legal counsel named in the applicable prospectus supplement.

EXPERTS
The consolidated financial statements of Valaris plc and subsidiaries (the “Legacy Company”) as of December 31, 2020 and 2019, and for each of the years in the three-year period ended December 31, 2020, and management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2020 have been incorporated by reference herein (by reference to Legacy Valaris’s Annual Report on Form 10-K for the year ended December 31, 2020) in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in auditing and accounting.
The audit report covering the December 31, 2020 consolidated financial statements contains an explanatory paragraph that states that the Legacy Company’s operations and its ability to develop and execute its business plan are subject to a high degree of risk and uncertainty associated with the chapter 11 voluntary petition, that raise substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of that uncertainty.

Part II
Information Not Required in Prospectus
Item 13.   Other Expenses of Issuance and Distribution.
Set forth below are the expenses expected to be incurred in connection with the issuance and distribution of the securities registered hereby and payable by us. With the exception of the Commission registration fee, the amounts set forth below are estimates.
Amount
Securities Exchange Commission registration fee		$111,378.40
Printing and engraving expenses		*
Fees and expenses of legal counsel		*
Accounting fees and expenses		*
Transfer agent and registrar fees		*
Miscellaneous		*
Total	$	*

*
Estimated expenses are not presently known.

Item 14.   Indemnification of Directors and Officers.
Companies Act 1981 of Bermuda
Section 98 of the Companies Act 1981 of Bermuda (the “Companies Act”) provides generally that a Bermuda company may indemnify its directors, officers and auditors against any liability which by virtue of any rule of law would otherwise be imposed on them in respect of any negligence, default, breach of duty or breach of trust, except in cases where such liability arises from fraud or dishonesty of which such director, officer or auditor may be guilty in relation to the company. Section 98 further provides that a Bermuda company may indemnify its directors, officers and auditors against any liability incurred by them in defending any proceedings, whether civil or criminal, in which judgment is awarded in their favor or in which they are acquitted or granted relief by the Supreme Court of Bermuda pursuant to section 281 of the Companies Act.
The Bye-laws provide that Valaris shall indemnify its officers and directors in respect of their actions and omissions, except in respect of their fraud or dishonesty. The Bye-laws provide that the shareholders waive all claims or rights of action that they might have, individually or in right of the company, against any of the company’s directors or officers for any act or failure to act in the performance of such director’s or officer’s duties, except in respect of any fraud or dishonesty of such director or officer. Section 98A of the Companies Act permits us to purchase and maintain insurance for the benefit of any officer or director in respect of any loss or liability attaching to him in respect of any negligence, default, breach of duty or breach of trust, whether or not we may otherwise indemnify such officer or director. Valaris has purchased and maintains a directors’ and officers’ liability policy for such a purpose.
D&O Insurance and Indemnification Agreements
The Company maintains directors’ and officers’ insurance which includes coverage for liability under the federal securities laws. The Company also maintains a general liability insurance policy which covers certain liabilities of directors and officers of the Company arising out of claims based on acts or omissions in their capacities as directors or officers.
The Company has also entered into indemnification agreements with each of its directors and executive officers. The indemnification agreements require the Company to (i) indemnify these individuals to the fullest extent permitted under Bermuda law against liabilities that may arise by reason of their service to the Company and (ii) advance expenses reasonably incurred as a result of any proceeding against them as to which they could be indemnified. Each indemnity agreement is in substantially the form included herein as Exhibit 10.4 to this Registration Statement. The description of the indemnity agreements is qualified in its entirety by reference to the full text of the form of indemnity agreement, which is incorporated herein by reference.

Item 15.   Recent Sales of Unregistered Securities.
On the Effective Date, and subject to applicable rounding by DTC, pursuant to the Plan (capitalized terms used, but not defined, in this section have the meanings ascribed to them in the Plan):
•
2,541,980 Common Shares were transferred to holders of the Pride Bond Claims in cancellation of the Pride Bond Claims;

•
447,040 Common Shares were transferred to holders of the Ensco International Bond Claims in cancellation of the Ensco International Bond Claims;

•
5,830,854 Common Shares were transferred to holders of the Jersey Bond Claims in cancellation of the Jersey Bond Claims;

•
10,630,256 Common Shares were transferred to holders of the Valaris Bond Claims in cancellation of the Valaris Bond Claims;

•
9,409,770 Common Shares were transferred to holders of the Legacy Rowan Bond Claims in cancellation of the Legacy Rowan Bond Claims;

•
21,240,100 Common Shares were transferred to holders of the Credit Facility Claims in cancellation of the Credit Facility;

•
5,645,161 Warrants to purchase Common Shares were issued to holders of the Existing Equity Interests;

•
14,062,500 Common Shares were issued to holders of Senior Notes Claims and New Money Participating Credit Facility Creditors who participated in the Rights Offering;

•
8,437,500 Common Shares were issued to the Backstop Parties as a part of the Holdback in accordance with the Backstop Agreement;

•
2,025,000 Common Shares were issued to the Backstop Parties as a part of the Additional Backstop Equity in connection with the Plan; and

•
375,000 Common Shares were issued to Daewoo Shipbuilding Marine Engineering Co. Ltd. in connection with the Plan.

As of June 11, 2021, there were 75,000,001 Common Shares issued and outstanding.
The Common Shares and Warrants were issued pursuant to the Plan and were issued pursuant to the exemption from the registration requirements of the Securities Act under Section 1145 of the Bankruptcy Code and, to the extent such exemption was unavailable, in reliance on the exemption provided by section 4(a)(2) under the Securities Act.

Item 16.   Exhibits and Financial Statement Schedules.
(a) Exhibits.
Exhibit Index
Exhibit Number	Description
2.1	Fourth Amended Joint Chapter 11 Plan of Reorganization of Valaris plc (n/k/a Valaris Limited) and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (incorporated by reference to Exhibit A of Order Confirming Fourth Amended Joint Chapter 11 Plan of Reorganization, filed as Exhibit 99.1 to Legacy Valaris’s Current Report on Form 8-K filed on March 5, 2021, File No. 001-08097).
3.1	Memorandum of Association of Valaris Limited (incorporated by reference to Exhibit 3.1 to Valaris’s Current Report on Form 8-K filed on April 30, 2021, File No. 001-08097).
3.2	Bye-laws of Valaris Limited (incorporated by reference to Exhibit 3.1 to Valaris’s Current Report on Form 8-K filed on April 30, 2021, File No. 001-08097).
3.3**	Amended and Restated Memorandum and Articles of Association of Alpha Achiever Company (f/k/a Alpha Eagle Co.).
3.4**	Certificate of Incorporation of Alpha Achiever Company.
3.5**	Memorandum and Articles of Association Alpha Admiral Company.
3.6**	Certificate of Incorporation of Alpha Admiral Company.
3.7**	Memorandum and Articles of Association of Alpha Archer Company.
3.8**	Certificate of Incorporation of Alpha Archer Company.
3.9**	Amended and Restated Articles of Association of Alpha Aurora Company.
3.10**	Certificate of Incorporation of Alpha Aurora Company.
3.11**	Amended and Restated Memorandum and Articles of Association of Alpha Offshore Drilling Services Company.
3.12**	Certificate of Incorporation of Alpha Offshore Drilling Services Company.
3.13**	Amended and Restated Memorandum and Articles of Association of Alpha Orca Company.
3.14**	Certificate of Incorporation of Alpha Orca Company.
3.15**	Operating Agreement of Atlantic Maritime Services LLC (f/k/a ERA Aviation (Caribe), Inc. and ERA Nicaragua, Inc.).
3.16**	Certificate of Formation of Atlantic Maritime Services LLC.
3.17**	Constitution of Atwood Australian Waters Drilling Pty Limited.
3.18**	Certificate of Incorporation of Atwood Australian Waters Drilling Pty Limited.
3.19**	Fifth Amended and Restated Agreement of Limited Partnership of Atwood Deep Seas, Ltd.
3.20**	Amended Certificate of Limited Partnership of Atwood Deep Seas, Ltd.
3.21**	Constitution of Atwood Oceanics Australia Pty Limited.
3.22**	Certificate of Incorporation of Atwood Oceanics Australia Pty Limited.
3.23**	Company Agreement of Atwood Oceanics LLC.
3.24**	Certificate of Formation of Atwood Oceanics LLC.
3.25**	Limited Liability Company Agreement of Atwood Oceanics Management, LLC.
3.26**	Bylaws of Atwood Oceanics Management, LLC.
3.27**	Certificate of Conversion and Certificate of Formation of Atwood Oceanics Management, LLC.
3.28**	Amended and Restated Memorandum and Articles of Association of Atwood Oceanics Pacific Limited.

Exhibit Number	Description
3.29**	Certificate of Incorporation of Atwood Oceanics Pacific Limited.
3.30**	Memorandum and Articles of Association of Atwood Offshore Drilling Limited (f/k/a Oceanage Investments Limited).
3.31**	Certificate of Incorporation of Atwood Offshore Drilling Limited.
3.32**	Amended and Restated Memorandum and Articles of Association of Atwood Offshore Worldwide Limited.
3.33**	Certificate of Incorporation of Atwood Offshore Worldwide Limited.
3.34**	Memorandum and Articles of Association of ENSCO (Barbados) Limited.
3.35**	Certificate of Existence of ENSCO (Barbados) Limited.
3.36**	Memorandum of Association of Ensco (Myanmar) Limited.
3.37**	Certificate of Incorporation of Ensco (Myanmar) Limited.
3.38**	Restated Articles of Association ENSCO Arabia Co. Ltd.
3.39**	Limited Liability Company Agreement of ENSCO Asia Company LLC (f/k/a ENSCO Asia Company).
3.40**	Certificate of Formation of ENSCO Asia Company LLC
3.41**	Memorandum and Articles of Association of ENSCO Asia Pacific Pte. Limited.
3.42**	Certificate of Incorporation of ENSCO Asia Pacific Pte. Limited.
3.43**	Memorandum and Articles of Association of Ensco Associates Company.
3.44**	Certificate of Incorporation of Ensco Associates Company.
3.45**	Constitution of ENSCO Australia Pty. Limited.
3.46**	Certificate of Incorporation of ENSCO Australia Pty. Limited.
3.47**	Memorandum and Articles of Association of ENSCO Capital Limited.
3.48**	Certificate of Incorporation of ENSCO Capital Limited.
3.49**	Operating Agreement of ENSCO Corporate Resources LLC.
3.50**	Certificate of Formation of ENSCO Corporate Resources LLC.
3.51**	Memorandum and Articles of Association of Ensco Deepwater Drilling Limited.
3.52**	Certificate of Incorporation of Ensco Deepwater Drilling Limited.
3.53**	Limited Liability Company Agreement of ENSCO Deepwater USA II LLC.
3.54**	Certificate of Formation of ENSCO Deepwater USA II LLC.
3.55**	Memorandum and Articles of Association of ENSCO Development Limited.
3.56**	Certificate of Incorporation of ENSCO Development Limited.
3.57**	Alterações do Contrato Social and Certificate of Registry of ENSCO do Brasil Petróleo e Gás Ltda.
3.58**	Memorandum of Association of Ensco Drilling I Ltd.
3.59**	Articles of Association of Ensco Drilling I Ltd.
3.60**	Certificate of Incorporation of Ensco Drilling I Ltd.
3.61**	Operating Agreement of ENSCO Drilling Mexico LLC as amended March 31, 2010.
3.62**	Certificate of Formation of Ensco Drilling Mexico LLC
3.63**	Memorandum and Articles of Association of Ensco Endeavors Limited.
3.64**	Certificate of Incorporation of Ensco Endeavors Limited.
3.65**	Articles of Incorporation of ENSCO Global GmbH.
3.66**	Certificate of Incorporation of ENSCO Global GmbH.
3.67**	Memorandum and Articles of Association of Ensco Global II Ltd.

Exhibit Number	Description
3.68**	Certificate of Incorporation of Ensco Global II Ltd.
3.69**	Amended and Restated Partnership Agreement of ENSCO Global Investments LP.
3.70**	Certificate of Registration of ENSCO Global Investments LP.
3.71**	Memorandum and Articles of Association of Ensco Global IV Ltd. (f/k/a Pride Global Ltd.) as amended.
3.72**	Certificate of Incorporation of Ensco Global IV Ltd.
3.73**	Amended and Restated Articles of Association of ENSCO Global Limited.
3.74**	Memorandum of Association of ENSCO Global Limited.
3.75**	Certificate of Incorporation of ENSCO Global Limited.
3.76**	Memorandum of Association of ENSCO Global Resources Limited.
3.77**	Articles of Association of ENSCO Global Resources Limited.
3.78**	Certificate of Incorporation of ENSCO Global Resources Limited.
3.79**	Articles of Association of Ensco Holdco Limited.
3.80**	Certificate of Incorporation of Ensco Holdco Limited.
3.81**	Amended and Restated By-Laws of ENSCO Holding Company.
3.82**	Certificate of Incorporation of ENSCO Holding Company.
3.83**	Memorandum of Association of Ensco Holdings I Ltd.
3.84**	Articles of Association of Ensco Holdings I Ltd.
3.85**	Certificate of Association of Ensco Holdings I Ltd.
3.86**	Articles of Incorporation of Ensco Incorporated
3.87**	Amended and Restated By-Laws of Ensco Incorporated.
3.88**	Certificate of Incorporation of Ensco Incorporated.
3.89**	Articles of Incorporation of Ensco Intercontinental GmbH.
3.90**	Certificate of Incorporation of Ensco Intercontinental GmbH.
3.91**	Amended and Restated By-Laws of ENSCO International Incorporated.
3.92**	Amended and Restated Certificate of Incorporation of ENSCO International Incorporated.
3.93**	Memorandum and Articles of Association of Ensco International Ltd. (f/k/a Pride International Ltd.) as amended by Amendment No. 3 thereto.
3.94**	Certificate of Incorporation of Ensco International Ltd.
3.95**	Operating Agreement of ENSCO Investments LLC.
3.96**	Limited Liability Company Charter of ENSCO Investments LLC
3.97**	Memorandum of Association of Ensco Jersey Finance Limited (f/k/a ESV Jersey Subsidiary Limited).
3.98**	Articles of Association of Ensco Jersey Finance Limited.
3.99**	Certificate of Incorporation of Ensco Jersey Finance Limited.
3.100**	Memorandum of Association of ENSCO Limited (f/k/a ENSCO Holding Company).
3.101**	Articles of Association of ENSCO Limited.
3.102**	Certificate of Incorporation of ENSCO Limited.
3.103**	Memorandum and Articles of Association of Ensco Management Corp. (f/k/a Westville Management Corporation).
3.104**	Certificate of Incorporation of Ensco Management Corp.
3.105**	Memorandum of Association of ENSCO Maritime Limited (f/k/a Seadrill A/S LTD.).
3.106**	Certificate of Incorporation of ENSCO Maritime Limited.

Exhibit Number	Description
3.107**	Deed of Incorporation and Registration Certificate of Ensco Mexico Services S.de R.L.
3.108**	Memorandum of Association of Ensco Ocean 2 Company.
3.109**	Articles of Association of Ensco Ocean 2 Company.
3.110**	Certificate of Incorporation of Ensco Ocean 2 Company.
3.111**	Operating Agreement of ENSCO Oceanics Company LLC as Amended March 3, 2010.
3.112**	Certificate of Conversion of ENSCO Oceanics Company LLC.
3.113**	Memorandum and Articles of Association of ENSCO Oceanics International Company.
3.114**	Certificate of Incorporation of ENSCO Oceanics International Company.
3.115**	Limited Liability Company Agreement of ENSCO Offshore LLC (f/k/a ENSCO Offshore Company).
3.116**	Certificate of Conversion of ENSCO Offshore LLC.
3.117**	Memorandum and Articles of Association of ENSCO Offshore International Company (f/k/a Pride International Management Company).
3.118**	Certificate of Incorporation of ENSCO Offshore International Company.
3.119**	Bylaws of ENSCO Offshore International Company.
3.120**	Amended and Restated Memorandum and Articles of Association of ENSCO Offshore International Holdings Limited.
3.121**	Certificate of Incorporation of ENSCO Offshore International Holdings Limited.
3.122**	Certificate of Registration of UK Establishment of ENSCO Offshore International Holdings Limited.
3.123**	Articles of Association of ENSCO Offshore International Inc. as Amended by Amendment No. 2.
3.124**	Bylaws of ENSCO Offshore International Inc.
3.125**	Endorsement Certificate of ENSCO Offshore International Inc.
3.126**	First Amended and Restated Company Agreement of Ensco Offshore International LLC (f/k/a Pride Offshore International LLC).
3.127**	Certificate of Formation of Ensco Offshore International LLC.
3.128**	21a Alteraçõe da Contrato Social of Ensco Offshore Petróleo e Gás Ltda.
3.129**	Certificate of Registry of Ensco Offshore Petróleo e Gás Ltda.
3.130**	Memorandum of Association of ENSCO Offshore U.K. Limited.
3.131**	Articles of Association of ENSCO Offshore U.K. Limited.
3.132**	Certificate of Incorporation of ENSCO Offshore U.K. Limited.
3.133**	Memorandum and Articles of Association of ENSCO Overseas Limited.
3.134**	Certificate of Incorporation of ENSCO Overseas Limited.
3.135**	Articles of Association of ENSCO Services Limited (f/k/a Attachminster Limited).
3.136**	Certificate of Incorporation of ENSCO Services Limited.
3.137**	Amended and Restated Limited Partnership Agreement of Ensco Transcontinental II LP.
3.138**	Certificate of Registration of Ensco Transcontinental II LP
3.139**	Memorandum of Association of Ensco Transnational I Limited.
3.140**	Articles of Association of Ensco Transnational I Limited.
3.141**	Certificate of Incorporation of Ensco Transnational I Limited.
3.142**	Memorandum of Association of Ensco Transnational III Limited.
3.143**	Articles of Association of Ensco Transnational III Limited.

Exhibit Number	Description
3.144**	Certificate of Incorporation of Ensco Transnational III Limited.
3.145**	Articles of Association of ENSCO U.K. Limited (f/k/a Instantcorp Limited).
3.146**	Certificate of Incorporation of ENSCO U.K. Limited.
3.147**	Memorandum of Association of Ensco UK Drilling Limited.
3.148**	Articles of Association of Ensco UK Drilling Limited.
3.149**	Certificate of Incorporation of Ensco UK Drilling Limited.
3.150**	By-Laws of ENSCO United Incorporated.
3.151**	Certificate of Incorporation of ENSCO United Incorporated.
3.152**	Amended and Restated Memorandum and Articles of Association of Ensco Universal Holdings I Ltd.
3.153**	Certificate of Incorporation of Ensco Universal Holdings I Ltd.
3.154**	Certificate of Registration of an Overseas Company for Ensco Universal Holdings I Ltd.
3.155**	Amended and Restated Memorandum and Articles of Association of Ensco Universal Holdings II Ltd.
3.156**	Certificate of Incorporation of Ensco Universal Holdings II Ltd.
3.157**	Certificate of Registration of an Overseas Company for Ensco Universal Holdings II Ltd.
3.158**	Memorandum of Association of ENSCO Universal Limited.
3.159**	Articles of Association of ENSCO Universal Limited.
3.160**	Certificate of Incorporation of ENSCO Universal Limited.
3.161**	Memorandum and Articles of Association of Ensco Vistas Limited.
3.162**	Certificate of Incorporation of Ensco Vistas Limited.
3.163**	Articles of Incorporation of Ensco Worldwide GmbH.
3.164**	Certificate of Incorporation of Ensco Worldwide GmbH.
3.165**	Regulations of EnscoRowan Ghana Drilling Limited.
3.166**	Certificate of Incorporation of EnscoRowan Ghana Drilling Limited.
3.167**	Memorandum and Articles of Association of Great White Shark Limited.
3.168**	Certificate of Incorporation of Great White Shark Limited.
3.169**	Memorandum and Articles of Association of Green Turtle Limited.
3.170**	Certificate of Incorporation of Green Turtle Limited.
3.171**	Memorandum and Articles of Association of Manatee Limited.
3.172**	Certificate of Incorporation of Manatee Limited.
3.173**	Memorandum and Articles of Association of Manta Ray Limited.
3.174**	Certificate of Registration of Manta Ray Limited.
3.175**	Memorandum and Articles of Association of Marine Blue Limited.
3.176**	Certificate of Incorporation of Marine Blue Limited.
3.177**	Limited Liability Company Agreement of Offshore Drilling Services LLC.
3.178**	Certificate of Formation of Offshore Drilling Services LLC.
3.179**	Amended and Restated Memorandum and Articles of Association of Pacific Offshore Labor Company.
3.180**	Certificate of Incorporation of Pacific Offshore Labor Company.
3.181**	Memorandum and Articles of Association of Petroleum International Pte. Ltd.
3.182**	Certificate Confirming Incorporation of Petroleum International Pte. Ltd.
3.183**	Memorandum and Articles of Association of Pride Global II Ltd.

Exhibit Number	Description
3.184**	Certificate of Incorporation of Pride Global II Ltd.
3.185**	Operating Agreement of Pride International LLC (f/k/a Pride International, Inc.).
3.186**	Amended and Restated By-Laws of Pride International LLC.
3.187**	Certificate of Formation of Pride International LLC.
3.188**	Certificate of Limited Partnership of Pride International Management Co. LP.
3.189**	Memorandum and Articles of Association of Ralph Coffman Limited.
3.190**	Certificate of Incorporation of Ralph Coffman Limited.
3.191**	Restated Articles of Association of Ralph Coffman Luxembourg S.à r.l. (f/k/a Rowan Financement S.à r.l.).
3.192**	Memorandum and Articles of Association of RCI International, Inc.
3.193**	Certificate of Incorporation of RCI International, Inc.
3.194**	Memorandum and Articles of Association of RD International Services Pte. Ltd. as amended December 31, 2018.
3.195**	Certificate of Incorporation of RD International Services Pte. Ltd.
3.196**	Memorandum and Articles of Association of RDC Arabia Drilling, Inc. (f/k/a Rowan North Sea Investments, Inc.).
3.197**	Certificate of Registration By Way of Continuation of RDC Arabia Drilling, Inc.
3.198**	Bylaws of RDC Arabia Drilling, Inc.
3.199**	Restated Articles of Association of RDC Holdings Luxembourg S.à r.l.
3.200**	Memorandum and Articles of Association of RDC Malta Limited.
3.201**	Certificate of Association of RDC Malta Limited.
3.202**	Articles of Association of RDC Offshore Luxembourg S.à r.l.
3.203**	Amended Memorandum and Articles of Association of RDC Offshore Malta Limited.
3.204**	Certificate of Incorporation of RDC Offshore Malta Limited.
3.205**	Amended and Restated Memorandum and Articles of Association of RoCal Cayman Limited (f/k/a RCI Drilling International, Inc.).
3.206**	Certificate of Incorporation of RoCal Cayman Limited.
3.207**	Articles of Association of Rowan Companies Limited.
3.208**	Certificate of Incorporation of Rowan Companies Limited.
3.209**	Limited Liability Company Agreement of Rowan Companies, LLC.
3.210**	Amended and Restated Certificate of Incorporation of Rowan Companies, LLC.
3.211**	Memorandum and Articles of Association of Rowan Drilling (Gibraltar) Limited (f/k/a Black Forest Limited).
3.212**	Certificate of Incorporation of Rowan Drilling (Gibraltar) Limited.
3.213**	Amended and Restated Memorandum and Articles of Association of Rowan Drilling (Trinidad) Limited (f/k/a ROWAN S116E#2, INC.).
3.214**	Certificate of Incorporation of Rowan Drilling (Trinidad) Limited.
3.215**	Certificate of Incorporation, Memorandum and Articles of Association of Rowan Drilling (U.K.) Limited.
3.216**	Deed of Incorporation of Rowan Drilling S. de R.L. de C.V
3.217**	By-Laws Rowan Drilling S. de R.L. de C.V.
3.218**	Certificate of Incorporation of Rowan Drilling S. de R.L. de C.V.
3.219**	Memorandum and Articles of Association of Rowan Drilling Services Limited.

Exhibit Number	Description
3.220**	Certificate of Incorporation of Rowan Drilling Services Limited.
3.221**	Restated Articles of Association of Rowan International Rig Holdings S.à r.l.
3.222**	Limited Liability Company Agreement of Rowan Marine Services LLC (f/k/a Rowan Marine Services, Inc.) as amended by Amendment No. 1.
3.223**	Certificate of Formation of Rowan Marine Services LLC
3.224**	Memorandum and Articles of Association of Rowan N-Class (Gibraltar) Limited.
3.225**	Certificate of Incorporation of Rowan N-Class (Gibraltar) Limited.
3.226**	Memorandum of Association of Rowan No. 1 Limited.
3.227**	Articles of Association of Rowan No. 1 Limited.
3.228**	Certificate of Incorporation of Rowan No. 1 Limited.
3.229**	Memorandum of Association of Rowan No. 2 Limited.
3.230**	Certificate of Incorporation of Rowan No. 2 Limited.
3.231**	Memorandum of Association of Rowan Norway Limited (f/k/a Grey Pearl Limited and subsequently known as Rowan (Gibraltar) Limited).
3.232**	Articles of Association of Rowan Norway Limited.
3.233**	Certificate of Incorporation of Rowan Norway Limited.
3.234**	Memorandum and Articles of Association of Rowan Offshore (Gibraltar) Limited.
3.235**	Certificate of Incorporation of Rowan Offshore (Gibraltar) Limited.
3.236**	Restated Articles of Association of Rowan Offshore Luxembourg S.à r.l.
3.237**	Amended Articles of Association of Rowan Rigs S.à r.l.(f/k/a Lionfish Luxembourg S.à r.l).
3.238**	Deed of Incorporation and bylaws of Rowan S. de R.L. de C.V.
3.239**	Limited Liability Company Agreement of Rowan Services LLC.
3.240**	Certificate of Formation of Rowan Services LLC.
3.241**	Memorandum and Articles of Association of Rowan US Holdings (Gibraltar) Limited.
3.242**	Certificate of Incorporation of Rowan US Holdings (Gibraltar) Limited.
3.243**	Amendment No. 1 to Limited Liability Company Agreement of Rowandrill, LLC (f/k/a Rowandrill, Inc.).
3.244**	Certificate of Formation of Rowandrill, LLC.
3.245**	Limited Liability Company Agreement of International Technical Services LLC.
3.246**	Certificate of Formation of International Technical Services LLC.
3.247**	Memorandum of Association of Valaris Holdco 1 Limited.
3.248**	Byelaws of Valaris Holdco 1 Limited.
3.249**	Certificate of Incorporation of Valaris Holdco 1 Limited.
3.250**	Memorandum of Association of Valaris Holdco 2 Limited.
3.251**	Byelaws of Valaris Holdco 2 Limited.
3.252**	Certificate of Incorporation of Valaris Holdco 2 Limited.
4.1	Indenture, dated as of April 30, 2021, among Valaris Limited, the guarantors listed therein, and Wilmington Savings Fund, FSB as collateral agent and trustee (including the form of the First Lien Note attached thereto) (incorporated by reference to Exhibit 4.1 to Valaris Limited’s Current Report on Form 8-K filed on April 30, 2021).
4.2	Warrant Agreement, dated as of April 30, 2021, by and between Valaris Limited and Computershare Inc. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 10.1 to Valaris’s Current Report on Form 8-K filed on April 30, 2021, File No. 001‑08097).

Exhibit Number	Description
4.3	Equity Registration Rights Agreement, dated as of April 30, 2021, by and among Valaris Limited and the holders party thereto (incorporated by reference to Exhibit 10.2 to Valaris’s Current Report on Form 8-K filed on April 30, 2021, File No. 001-08097).
4.4	Notes Registration Rights Agreement, dated as of April 30, 2021, by and among Valaris Limited and the holders party thereto (incorporated by reference to Exhibit 10.3 to Valaris’s Current Report on Form 8-K filed on April 30, 2021, File No. 001-08097).
5.1*	Legal opinion of Conyers Dill & Pearman Limited as to the legality of the securities being registered.
5.2*	Legal opinion of Kirkland & Ellis LLP.
5.3*	Legal opinion of Allen & Gledhill LLP.
5.4*	Legal opinion of Allen & Gledhill (Myanmar) Co., Ltd.
5.5*	Legal opinion of Anderson Strathern LLP.
5.6*	Legal opinion of Bentsi-Enchill, Letsa & Ankomah.
5.7*	Legal opinion of Brownstein Hyatt Farber Schreck, LLP.
5.8*	Legal opinion of Elvinger Hoss Prussen.
5.9*	Legal opinion of Galicia Abogados, S.C.
5.10*	Legal opinion of Ganado Advocates.
5.11*	Legal opinion of Gilbert and Tobin.
5.12*	Legal opinion of Hammad & Al-Mehdar.
5.13*	Legal opinion of Hombuger AG.
5.14*	Legal opinion of Isolas LLP.
5.15*	Legal opinion of Maples and Calder (Cayman) LLP.
5.16*	Legal opinion of Maples and Calder (BVI) LLP.
5.17*	Legal opinion of Mattos Filho, Veiga Filho, Marrey Jr. e Quiroga Advogados.
5.18*	Legal opinion of Mourant Ozannes (Jersey) LLP.
5.19*	Legal opinion of Seward & Kissel LLP.
5.20*	Legal opinion of Slaughter and May.
5.21*	Legal opinion of Slaughter and May.
10.1	Rowan Asset Transfer and Contribution Agreement, dated as of November 21, 2016, between Rowan Rex Limited and Saudi Aramco Development Company (incorporated by reference to Exhibit 10.1 to the Registrant’s Quarterly Report filed on Form 10-Q on August 1, 2019, File No. 1-8097).
10.2	Amendment No. 1 to Rowan Asset Transfer and Contribution Agreement, dated as of October 17, 2017, by and between Saudi Aramco Development Company, Rowan Rex Limited and Saudi Aramco Rowan Offshore Drilling Company (incorporated by reference to Exhibit 10.2 to the Registrant’s Quarterly Report filed on Form 10-Q on August 1, 2019, File No. 1-8097).
10.3	Shareholders’ Agreement dated 21 November 2016(G) between Saudi Aramco Development Company and Rowan Rex Limited Relating to the Offshore Drilling Joint Venture (incorporated by reference to Exhibit 10.3 to the Registrant’s Quarterly Report filed on Form 10-Q on August 1, 2019, File No. 1-8097).
10.4	Amendment No. 1 to the Shareholders’ Agreement dated December 18, 2017 between Saudi Aramco Development Company, Rowan Rex Limited and Saudi Aramco Rowan Offshore Drilling Company (“ARO”) (incorporated by reference to Exhibit 10.17 to the Registrant’s Annual Report filed on Form 10-K on March 3, 2021, File No. 1-8097).

Exhibit Number	Description
10.5	Amendment No. 2 to the Shareholders’ Agreement dated June 28, 2018 between Saudi Aramco Development Company, Rowan Rex Limited, ARO and Mukamala Oil Field Services Limited (incorporated by reference to Exhibit 10.18 to the Registrant’s Annual Report filed on Form 10-K on March 3, 2021, File No. 1-8097).
10.6	Amendment No. 3 to the Shareholders’ Agreement dated August 13, 2020 between Rowan Rex Limited, Mukamala Oil Field Services Limited and ARO (incorporated by reference to Exhibit 10.19 to the Registrant’s Annual Report filed on Form 10-K on March 3, 2021, File No. 1-8097).
10.7	Amendment No. 4 to the Shareholders’ Agreement dated December 1, 2020 between Rowan Rex Limited, ARO and Mukamala Oil Field Services Limited (incorporated by reference to Exhibit 10.20 to the Registrant’s Annual Report filed on Form 10-K on March 3, 2021, File No. 1-8097).
+10.9	ENSCO Non-Employee Director Deferred Compensation Plan, effective January 1, 2004 (incorporated by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, File No. 1-8097).
+10.10	Amendment No. 1 to the ENSCO Non-Employee Director Deferred Compensation Plan, dated March 11, 2008 (incorporated by reference to Exhibit 10.3 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, File No. 1-8097).
+10.11	Amendment No. 2 to the ENSCO Non-Employee Director Deferred Compensation Plan, dated August 4, 2009 (incorporated by reference to Exhibit 10.4 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, File No. 1-8097).
+10.12	Amendment No. 3 to the ENSCO Non-Employee Director Deferred Compensation Plan, dated December 22, 2009 (incorporated by reference to Exhibit 10.11 to the Registrant’s Current Report on Form 8-K filed on December 23, 2009, File No. 1-8097).
+10.13	Amendment No. 4 to the ENSCO Non-Employee Director Deferred Compensation Plan, dated May 14, 2012 (incorporated by reference to Exhibit 10.7 to the Registrant’s Current Report on Form 8-K filed on May 15, 2012, File No. 1-8097).
+10.14	ENSCO Supplemental Executive Retirement Plan (As Amended and Restated Effective January 1, 2004) (incorporated by reference to Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, File No. 1-8097).
+10.15	Amendment No. 1 to the ENSCO Supplemental Executive Retirement Plan (As Amended and Restated Effective January 1, 2004), dated March 11, 2008 (incorporated by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, File No. 1-8097).
+10.16	Amendment No. 2 to the ENSCO Supplemental Executive Retirement Plan (As Amended and Restated Effective January 1, 2004), dated November 4, 2008 (incorporated by reference to Exhibit 10.57 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008, File No. 1-8097).
+10.17	Amendment No. 3 to the ENSCO Supplemental Executive Retirement Plan (As Amended and Restated Effective January 1, 2004), dated August 4, 2009 (incorporated by reference to Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, File No. 1-8097).
+10.18	Amendment No. 4 to the ENSCO Supplemental Executive Retirement Plan (As Amended and Restated Effective January 1, 2004), dated December 22, 2009 (incorporated by reference to Exhibit 10.10 to the Registrant’s Current Report on Form 8-K filed on December 23, 2009, File No. 1-8097).

Exhibit Number	Description
+10.19	Amendment No. 5 to the Ensco 2005 Amended and Restated Supplemental Executive Retirement Plan (As Amended and Restated Effective January 1, 2005), dated May 21, 2013 (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on May 24, 2013, File No. 1-8097).
+10.20	Amendment No. 6 to the ENSCO 2005 Supplemental Executive Retirement Plan (as amended and restated effective January 1, 2005), dated December 19, 2019. (incorporated by reference to Exhibit 10.28 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2019, File No. 1-8097).
+10.21	Form of Change in Control Severance Agreement for Executive Officers (incorporated by reference to Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q filed on April 28, 2016, File No. 1-8097).
+10.22	Ensco plc 2018 Long-Term Incentive Plan (incorporated to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on May 22, 2018, File No. 1-8097).
+10.23	Amendment to 2018 Valaris plc Long Term Incentive Plan (incorporated by reference to Annex 2 to the Registrant’s Proxy Statement on Schedule DEF 14A filed on April 27, 2020, File No. 1-8097).
+10.26	Restoration Plan of Rowan Companies, Inc. (as amended and restated effective January 1, 2013), incorporated by reference to Exhibit 10.7 to Rowan’s Annual Report on Form 10-K for the year ended December 31, 2016 (File No. 1-5491).
+10.27	Form of Change in Control Agreement entered into with executives on or after April 25, 2014, incorporated by reference to Exhibit 10.31 to Rowan’s Annual Report on Form 10-K for the year ended December 31, 2014 (File No. 1-5491).
+10.28	Valaris Cash Incentive Plan (incorporated by reference to Exhibit 10.8 to the Registrant’s Quarterly Report filed on Form 10-Q on July 30, 2020, File No. 1-8097).
+10.29	Form of Executive STI Retention Bonus Letter Agreement (incorporated by reference to Exhibit 10.9 to the Registrant’s Quarterly Report filed on Form 10-Q on July 30, 2020, File No. 1-8097).
+10.30	Form of Executive STI Retention Bonus Letter Agreement (Messrs. Baksht and McGuinty) (incorporated by reference to Exhibit 10.10 to the Registrant’s Quarterly Report filed on Form 10-Q on July 30, 2020, File No. 1-8097).
+10.31	Form of Executive STI Retention Bonus Letter Agreement (Retention) (incorporated by reference to Exhibit 10.11 to the Registrant’s Quarterly Report filed on Form 10-Q on July 30, 2020, File No. 1-8097).
10.32	Restructuring Support Agreement, dated August 18, 2020 (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report filed on Form 8-K on August 19, 2020, File No. 1-8097).
10.33	Backstop Commitment Agreement, dated August 18, 2020, by and among the company and the commitment parties named therein (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report filed on Form 8-K on August 19, 2020, File No. 1-8097).
10.34	Amendment to Restructuring Support Agreement and Backstop Commitment Agreement dated as of September 10, 2020 (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report filed on Form 8-K on September 11, 2020, File No. 1-8097).
10.35	Second Amendment to Restructuring Support Agreement, by and among Valaris plc, its Affiliate Debtors and the noteholders party thereto, dated as of February 5, 2021 (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report filed on Form 8-K on February 8, 2021, File No. 1-8097).

Exhibit Number	Description
10.36	Third Amendment to Backstop Commitment Agreement, by and among Valaris plc, its Affiliate Debtors and the Commitment Parties, dated as of February 5, 2021 (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report filed on Form 8-K on February 8, 2021, File No. 1-8097).
+10.37**	Form of Indemnification Agreement, by and between Valaris and its officers and directors.
+10.38	Executive Severance Plan of Valaris Limited (incorporated by reference to Exhibit 10.5 to Valaris’s Current Report on Form 8-K filed on April 30, 2021, File No. 001-08097).
+10.39	Valaris Limited 2021 Management Incentive Plan (incorporated by reference to Exhibit 4.1 of Valaris’s Form S-8 filed on May 14, 2021, File No. 333-256126).
+10.40	Employment Agreement, dated as of April 30, 2021, by and between Dr. Thomas Burke and Valaris Limited (incorporated by reference to Exhibit 10.6 to Valaris’s Current Report on Form 8-K filed on April 30, 2021, File No. 001-08097).
21.1*	List of Subsidiaries of Valaris Limited.
22.1*	List of Guarantor Subsidiaries and Affiliate Securities Pledged as Collateral.
23.1*	Consent of Conyers Dill & Pearman Limited (contained in Exhibit 5.1).
23.2*	Consent of Kirkland & Ellis LLP (contained in Exhibit 5.1).
23.3*	Consent of Allen & Gledhill LLP (contained in Exhibit 5.1).
23.4*	Consent of Allen & Gledhill (Myanmar) Co., Ltd. (contained in Exhibit 5.1).
23.5*	Consent of Anderson Strathern LLP (contained in Exhibit 5.1).
23.6*	Consent of Bentsi-Enchill, Letsa & Ankomah (contained in Exhibit 5.1).
23.7*	Consent of Brownstein Hyatt Farber Schreck, LLP (contained in Exhibit 5.1).
23.8*	Consent of Elvinger Hoss Prussen (contained in Exhibit 5.1).
23.9*	Consent of Galicia Abogados, S.C. (contained in Exhibit 5.1).
23.10*	Consent of Ganado Advocates (contained in Exhibit 5.1).
23.11*	Consent of Gilbert and Tobin (contained in Exhibit 5.1).
23.12*	Consent of Hammad & Al-Mehdar (contained in Exhibit 5.1).
23.13*	Consent of Hombuger AG (contained in Exhibit 5.1).
23.14*	Consent of Isolas LLP (contained in Exhibit 5.1).
23.15*	Consent of Maples and Calder (Cayman) LLP (contained in Exhibit 5.1).
23.16*	Consent of Maples and Calder (BVI) LLP (contained in Exhibit 5.1).
23.17*	Consent of Mattos Filho, Veiga Filho, Marrey Jr. e Quiroga Advogados (contained in Exhibit 5.1).
23.18*	Consent of Mourant Ozannes (Jersey) LLP (contained in Exhibit 5.1).
23.19*	Consent of Seward & Kissel LLP (contained in Exhibit 5.1).
23.20*	Consent of Slaughter and May (contained in Exhibit 5.1).
23.21*	Consent of Slaughter and May (contained in Exhibit 5.1).
23.22*	Consent of KPMG LLP.
24.1*	Powers of Attorney (included on the signature pages of this Registration Statement).
25.1*	Form T-1 Statement of Eligibility and Qualification respecting the Indenture.

*
Filed herewith.

**
To be filed by amendment.

+
Management contracts or compensatory plans and arrangements required to be filed as exhibits pursuant to Item 15(b) of this report.

Item 17.   Undertakings.
The undersigned registrant hereby undertakes:
(a)
to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)
to include any prospectus required by section 10(a)(3) of the Securities Act;

(ii)
to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the Form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)
to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

Provided, however, that, paragraphs (a)(i), (ii), and (iii) of this section do not apply if the registration statement is on Form S-1, Form S-3, Form SF-3 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or, as to a registration statement on Form S-3, Form SF-3 or Form F-3, is contained in a form of prospectus filed pursuant to Rule 424(b) of the Securities Act that is part of the registration statement.
(b)
that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)
to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)
that, for purposes of determining liability under the Securities Act to any purchaser, if the registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e)
that, for purposes of determining any liability under the Securities Act, the information omitted from the Form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a Form of prospectus filed by the registrant pursuant to Rule 424(b) (1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(f)
that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Hamilton, Bermuda, on June 11, 2021.
Valaris Limited
By:
/s/ Jonathan H. Baksht

Name: Jonathan H. Baksht
Title:
Executive Vice President and Chief Financial Officer

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him or her in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Thomas P. Burke Thomas P. Burke	Chief Executive Officer and Director (Principal Executive Officer)
/s/ Jonathan H. Baksht Jonathan H. Baksht	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
/s/ Colleen W. Grable Colleen W. Grable	Controller (Principal Accounting Officer)
/s/ Elizabeth Leykum Elizabeth Leykum	Chair of the Board and Director
/s/ Dick Fagerstal Dick Fagerstal	Director
/s/ Joseph Goldschmid Joseph Goldschmid	Director
/s/ Deepak Munganahalli Deepak Munganahalli	Director
/s/ James W. Swent James W. Swent	Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
Alpha Achiever Company
By:
/s/ Nicolas Jaciuk

Name: Nicolas Jaciuk
Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Stephen L. Mooney Stephen L. Mooney	President and Director (Principal Executive, Financial and Accounting Officer)
/s/ Kevin Klein Kevin Klein	Vice President, Secretary and Director
/s/ Jamie Nelson Jamie Nelson	Director
/s/ Nicolas Jaciuk Nicolas Jaciuk	Vice President, Treasurer and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
Alpha Admiral Company
By:
/s/ Nicolas Jaciuk

Name: Nicolas Jaciuk
Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Stephen L. Mooney Stephen L. Mooney	President and Director (Principal Executive, Financial and Accounting Officer)
/s/ Kevin Klein Kevin Klein	Vice President, Secretary and Director
/s/ Jamie Nelson Jamie Nelson	Director
/s/ Nicolas Jaciuk Nicolas Jaciuk	Vice President, Treasurer and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
Alpha Archer Company
By:
/s/ Nicolas Jaciuk

Name: Nicolas Jaciuk
Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Stephen L. Mooney Stephen L. Mooney	President and Director (Principal Executive Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Kevin Klein Kevin Klein	Vice President, Secretary and Director
/s/ Jamie Nelson Jamie Nelson	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
Alpha Aurora Company
By:
/s/ Nicolas Jaciuk

Name: Nicolas Jaciuk
Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Stephen L. Mooney Stephen L. Mooney	President and Director (Principal Executive Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Kevin Klein Kevin Klein	Vice President, Secretary and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
Alpha Offshore Drilling Services Company
By:
/s/ Abhay M. Shetty

Name: Abhay M. Shetty
Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Jacques Eychenne Jacques Eychenne	President and Director (Principal Executive Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Abhay M. Shetty Abhay M. Shetty	Vice President, Secretary and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
Alpha Orca Company
By:
/s/ Nicolas Jaciuk

Name: Nicolas Jaciuk
Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Stephen L. Mooney Stephen L. Mooney	President and Director (Principal Executive Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Kevin Klein Kevin Klein	Vice President, Secretary and Director
/s/ Jamie Nelson Jamie Nelson	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.
Atlantic Maritime Services LLC
By:
/s/ Christian Ochoa

Name: Christian Ochoa
Title:
Vice President and Secretary

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Jason Morganelli Jason Morganelli	President (Principal Executive Officer)
/s/ Ben Rose Ben Rose	Vice President and Treasurer (Principal Financial and Accounting Officer)
/s/ Christian Ochoa Christian Ochoa	Vice President and Secretary

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Subiaco, Australia, on June 11, 2021.
Atwood Australian Waters Drilling Pty Limited
By:
/s/ Nicolas Jaciuk

Name: Nicolas Jaciuk
Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Nicolas Jaciuk Nicolas Jaciuk	Director (Principal Executive, Financial and Accounting Officer)
/s/ Abhay M. Shetty Abhay M. Shetty	Director
/s/ Kodjo Dogbe Kodjo Dogbe	Director, Company Secretary and Public Officer
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Dallas, Texas, on June 11, 2021.
Atwood Deep Seas, Ltd.
By:
Atwood Hunter LLC, its general partner

By:
/s/ Colleen W. Grable

Name:
Colleen W. Grable

Title:
Manager

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Colleen W. Grable Colleen W. Grable	Member (Principal Executive, Financial and Accounting Officer)

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Subiaco, Australia, on June 11, 2021.
Atwood Oceanics Australia Pty Limited
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Nicolas Jaciuk Nicolas Jaciuk	Director (Principal Executive, Financial and Accounting Officer)
/s/ Abhay M. Shetty Abhay M. Shetty	Director
/s/ Kodjo Dogbe Kodjo Dogbe	Director, Company Secretary and Public Officer
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Dallas, Texas, on June 11, 2021.
Atwood Oceanics LLC
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Manager

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Christian Ochoa Christian Ochoa	Manager (Principal Executive and Financial Officer)
/s/ Colleen W. Grable Colleen W. Grable	Manager (Principal Accounting Officer)
/s/ Jason Morganelli Jason Morganelli	Manager

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.
Atwood Oceanics Management, LLC
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Manager

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Christian Ochoa Christian Ochoa	Manager (Principal Executive, Financial and Accounting Officer)
/s/ Colleen W. Grable WgrGrable Colleen W. Grable	Manager
/s/ Jason Morganelli Jason Morganelli	Manager

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
Atwood Oceanics Pacific Limited
By:
/s/ Abhay M. Shetty

Name:
Abhay M. Shetty

Title:
Vice President, Secretary and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Stephen L. Mooney Stephen L. Mooney	President and Director (Principal Executive Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Abhay M. Shetty Abhay M. Shetty	Vice President, Secretary and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Hong Kong, on June 11, 2021.
Atwood Offshore Drilling Limited
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Christian Ochoa Christian Ochoa	Director (Principal Executive Officer)
/s/ Colleen W. Grable Collen Grable	Director (Principal Financial and Accounting Officer)
/s/ Himanshu Desai Himanshu Desai	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
Atwood Offshore Worldwide Limited
By:
/s/ Abhay M. Shetty

Name:
Abhay M. Shetty

Title:
Vice President, Treasurer and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Nicolas Jaciuk Nicolas Jaciuk	President and Director (Principal Executive Officer)
/s/ Abhay M. Shetty Abhay M. Shetty	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Jacques Eychenne Jacques Eychenne	Vice President, Secretary and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
ENSCO (Barbados) Limited
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Vice President, Treasurer and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Stephen L. Mooney Stephen L. Mooney	President and Director (Principal Executive Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Kevin Klein Kevin Klein	Vice President and Secretary
/s/ Abhay M. Shetty Abhay M. Shetty	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Kyauktada Township, Yangon, Republic of Myanmar, on June 11, 2021.
Ensco (Myanmar) Limited
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
General Manager and Treasurer

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Christian Ochoa Christian Ochoa	General Manager and Treasurer (Principal Executive, Financial and Accounting Officer)
/s/ Abhay M. Shetty Abhay M. Shetty	General Manager and Director
/s/ Loi Jin Choo Loi Jin Choo	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Riyadh, Saudi Arabia, on June 11, 2021.
ENSCO Arabia Co. Ltd.
By:
/s/ Edward B. Cozier II

Name:
Edward B. Cozier II

Title:
General Manager

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Edward B. Cozier II Edward B. Cozier II	General Manager (Principal Executive, Financial and Accounting Officer)
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Dallas, Texas, on June 11, 2021.
ENSCO Asia Company LLC
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
President and Manager

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Nicolas Jaciuk Nicolas Jaciuk	President and Manager (Principal Executive Officer)
/s/ Abhay M. Shetty Abhay M. Shetty	Treasurer and Secretary (Principal Financial and Accounting Officer)
/s/ Jacques Eychenne Jacques Eychenne	Manager
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Singapore, on June 11, 2021.
ENSCO Asia Pacific Pte. Limited
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Christian Ochoa Christian Ochoa	Director (Principal Executive, Financial and Accounting Officer)
/s/ Abhay M. Shetty Abhay M. Shetty	Director
/s/ Patrick Jaswan Patrick Jaswan	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
Ensco Associates Company
By:
/s/ David A. Armour

Name:
David A. Armour

Title:
President and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ David A. Armour David A. Armour	President and Director (Principal Executive Officer)
/s/ Kristin Larsen Kristin Larsen	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Colleen W. Grable Colleen W. Grable	Vice President, Secretary and Director
/s/ Jamie Nelson Jamie Nelson	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Subiaco, Australia, on June 11, 2021.
ENSCO Australia Pty. Limited
By:
/s/ Kodjo Dogbe

Name:
Kodjo Dogbe

Title:
Director, Company Secretary and Public Officer

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Kodjo Dogbe Kodjo Dogbe	Public Officer, Company Secretary and Director (Principal Executive, Financial and Accounting Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Secretary and Director
/s/ Abhay M. Shetty Abhay M. Shetty	Secretary and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
ENSCO Capital Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
President and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Peter Wilson Peter Wilson	President and Director (Principal Executive Officer)
/s/ Stephen L. Mooney Stephen L. Mooney	Secretary, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ John Winton John Winton	Vice President and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.
ENSCO Corporate Resources LLC
By:
/s/ David A. Armour

Name:
David A. Armour

Title:
Vice President

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Derek Sample Derek Sample	President (Principal Executive Officer)
/s/ Darin Gibbins Darin Gibbins	Vice President — Treasurer (Principal Financial and Accounting Officer)
/s/ David A. Armour David A. Armour	Vice President
/s/ Colleen W. Grable Colleen W. Grable	Vice President and Secretary

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.
ENSCO Deepwater Drilling Limited
By:
/s/ Jonathan Cross

Name:
Jonathan Cross

Title:
Secretary and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Jonathan Cross Jonathan Cross	Secretary and Director (Principal Executive, Financial and Accounting Officer)
/s/ Stephen L. Mooney Stephen L. Mooney	Director
/s/ Peter Wilson Peter Wilson	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.
ENSCO Deepwater USA II LLC
By:
/s/ Ben Rose

Name:
Ben Rose

Title:
Vice President and Secretary

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Nicolas Jaciuk Nicolas Jaciuk	President (Principal Executive Officer)
/s/ Derek Sample Derek Sample	Vice President and Treasurer (Principal Financial and Accounting Officer)
/s/ Ben Rose Ben Rose	Vice President and Secretary

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
ENSCO Development Limited
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
President and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Nicolas Jaciuk Nicolas Jaciuk	President and Director (Principal Executive Officer)
/s/ Abhay M. Shetty Abhay M. Shetty	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Aravind Nair Aravind Nair	Vice President and Secretary
/s/ Stephen L. Mooney Stephen L. Mooney	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Rio de Janeiro, Brazil, on June 11, 2021.
Ensco do Brasil Petróleo e Gás Ltda.
By:
/s/ Vinicius Lemes

Name:
Vinicius Lemes

Title:
Managing Financial Officer

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Vinicius Lemes Vinicius Lemes	Managing Financial Officer (Principal Executive, Financial and Accounting Officer)
/s/ Carmen Gomes Romero Gullo Carmen Gomes Romero Gullo	Marketing Officer
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
Ensco Drilling I Ltd
By:
/s/ Jonathan Cross

Name:
Jonathan Cross

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Jonathan Cross Jonathan Cross	Director (Principal Executive, Financial and Accounting Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Director
/s/ Kevin Klein Kevin Klein	Director
/s/ Stephen L. Mooney Stephen L. Mooney	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.
ENSCO Drilling Mexico LLC
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Vice President and Treasurer

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Jason Morganelli Jason Morganelli	President (Principal Executive Officer)
/s/ Christian Ochoa Christian Ochoa	Vice President and Treasurer (Principal Financial and Accounting Officer)
/s/ Colleen W. Grable Colleen W. Grable	Vice President and Secretary

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
Ensco Endeavors Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
President and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Peter Wilson Peter Wilson	President and Director (Principal Executive Officer)
/s/ Jonathan Cross Jonathan Cross	Vice President and Treasurer (Principal Financial and Accounting Officer)
/s/ Stephen L. Mooney Stephen L. Mooney	Vice President, Secretary and Director
/s/ John Winton John Winton	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Baar, Switzerland, on June 11, 2021.
ENSCO Global GmbH
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Stephen L. Mooney Stephen L. Mooney	Chairman and Managing Officer (Principal Executive, Financial and Accounting Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Managing Officer
/s/ Kevin Klein Kevin Klein	Managing Officer
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
Ensco Global II Ltd.
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
President and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Kevin Klein Kevin Klein	President and Director (Principal Executive Officer)
/s/ Colleen W. Grable Colleen W. Grable	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Vice President, Secretary and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.
ENSCO Global Investments LP
By:
ENSCO Universal Limited, its general partner

By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Peter Wilson Peter Wilson	Director (Principal Executive, Financial and Accounting Officer)
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the British Virgin Islands, on June 11, 2021.
Ensco Global IV Ltd.
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Stephen L. Mooney Stephen L. Mooney	President and Director (Principal Executive Officer)
/s/ Abhay M. Shetty Abhay M. Shetty	Vice President and Treasurer (Principal Financial and Accounting Officer)
/s/ Kevin Klein Kevin Klein	Vice President and Secretary
/s/ Nicolas Jaciuk Nicolas Jaciuk	Director
/s/ Jacques Eychenne Jacques Eychenne	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
ENSCO Global Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
President and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Peter Wilson Peter Wilson	President and Director (Principal Executive Officer)
/s/ John Winton John Winton	Vice President, Treasurer, Secretary and Director (Principal Financial and Accounting Officer)
/s/ Gilles Luca Gilles Luca	Senior Vice President and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.
ENSCO Global Resources Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Peter Wilson Peter Wilson	Director (Principal Executive, Financial and Accounting Officer)
/s/ John Winton John Winton	Director
/s/ Stephen L. Mooney Stephen L. Mooney	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.
Ensco Holdco Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Peter Wilson Peter Wilson	Director (Principal Executive, Financial and Accounting Officer)
/s/ Gilles Luca Gilles Luca	Director
/s/ John Winton John Winton	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.
ENSCO Holding Company
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Vice President, Treasurer and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Jason Morganelli Jason Morganelli	President (Principal Executive Officer)
/s/ Christian Ochoa Christian Ochoa	Vice President, Treasurer and Director (Principal Financial Officer and Accounting Officer)
/s/ Colleen W. Grable Colleen W. Grable	Vice President, Secretary and Director
/s/ David A. Armour David A. Armour	Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
Ensco Holdings I Ltd
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Vice President, Secretary and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Nicolas Jaciuk Nicolas Jaciuk	President and Director (Principal Executive Officer)
/s/ Stephen L. Mooney Stephen L. Mooney	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Christian Ochoa Christian Ochoa	Vice President, Secretary and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Dallas, Texas, on June 11, 2021.
Ensco Incorporated
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Vice President, Treasurer and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Colleen W. Grable Colleen W. Grable	President and Director (Principal Executive Officer)
/s/ Christian Ochoa Christian Ochoa	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Kristin Larsen Kristin Larsen	Vice President and Secretary

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Baar, Switzerland, on June 11, 2021.
Ensco Intercontinental GmbH
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Managing Officer

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Stephen L. Mooney Stephen L. Mooney	Chairman and Managing Officer (Principal Executive, Financial and Accounting Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Managing Officer
/s/ Kevin Klein Kevin Klein	Managing Officer
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.
ENSCO International Incorporated
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Vice President, Treasurer and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Jason Morganelli Jason Morganelli	President and Director (Principal Executive Officer)
/s/ Christian Ochoa Christian Ochoa	Vice President, Treasurer and Director (Principal Financial Officer and Accounting Officer)
/s/ Colleen W. Grable Colleen W. Grable	Vice President, Secretary and Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the British Virgin Islands, on June 11, 2021.
Ensco International Ltd.
By:
/s/ Jonathan P. Cross

Name:
Jonathan P. Cross

Title:
Vice President, Secretary and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Peter Wilson Peter Wilson	President and Director (Principal Executive Officer)
/s/ Stephen L. Mooney Stephen L. Mooney	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Jonathan Cross Jonathan Cross	Vice President, Secretary and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Carson City, Nevada, on June 11, 2021.
ENSCO Investments LLC
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
Manager

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ John Winton John Winton	President and Manager (Principal Executive Officer)
/s/ Stephen L. Mooney Stephen L. Mooney	Secretary, Treasurer and Manager (Principal Financial and Accounting Officer)
/s/ Peter Wilson Peter Wilson	Vice President and Manager

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in St. Helier, Jersey, on June 11, 2021.
Ensco Jersey Finance Limited
By:
/s/ Jonathan Cross

Name:
Jonathan Cross

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Jonathan Cross Jonathan Cross	Director (Principal Executive, Financial and Accounting Officer)
/s/ John Winton John Winton	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
ENSCO Limited
By:
/s/ Jacques Eychenne

Name:
Jacques Eychenne

Title:
President and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Jacques Eychenne Jacques Eychenne	President and Director (Principal Executive Officer)
/s/ Abhay M. Shetty Abhay M. Shetty	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Jamie Nelson Jamie Nelson	Director
/s/ Nicolas Jaciuk Nicolas Jaciuk	Vice President, Secretary and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the British Virgin Islands, on June 11, 2021.
Ensco Management Corp
By:
/s/ Abhay M. Shetty

Name:
Abhay M. Shetty

Title:
Vice President, Treasurer and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Stephen L. Mooney Stephen L. Mooney	President and Director (Principal Executive Officer)
/s/ Abhay M. Shetty Abhay M. Shetty	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Vice President, Secretary and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Hamilton, Bermuda, on June 11, 2021.
ENSCO Maritime Limited
By:
/s/ Stephen L. Mooney

Name:
Stephen L. Mooney

Title:
President and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Stephen L. Mooney Stephen L. Mooney	President and Director (Principal Executive Officer)
/s/ Kevin Klein Kevin Klein	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Jacques Eychenne Jacques Eychenne	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Ciudad del Carmen, Mexico, on June 11, 2021.
Ensco Mexico Services S. de R.L.
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
President

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Christian Ochoa Christian Ochoa	President (Principal Executive, Financial and Accounting Officer)
/s/ Ezequiel Martinez Ezequiel Martinez	Vice President
/s/ Ben Rose Ben Rose	Vice President
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
Ensco Ocean 2 Company
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Nicolas Jaciuk Nicolas Jaciuk	Director (Principal Executive, Financial and Accounting Officer)
/s/ Kevin Klein Kevin Klein	Director
/s/ Stephen L. Mooney Stephen L. Mooney	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.
ENSCO Oceanics Company LLC
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
President and Manager

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Nicolas Jaciuk Nicolas Jaciuk	President and Manager (Principal Executive Officer)
/s/ Abhay M. Shetty Abhay M. Shetty	Secretary and Treasurer (Principal Financial and Accounting Officer)
/s/ Jacques Eychenne Jacques Eychenne	Manager

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
ENSCO Oceanics International Company
By:
/s/ Abhay M. Shetty

Name:
Abhay M. Shetty

Title:
Vice President, Secretary and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Stephen L. Mooney Stephen L. Mooney	President and Director (Principal Executive Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Vice President, Treasurer and Director (Principal Finance and Accounting Officer)
/s/ Abhay M. Shetty Abhay M. Shetty	Vice President, Secretary and Director (Principal Finance and Accounting Officer)
/s/ Jacques Eychenne Jacques Eychenne	Vice President and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.
ENSCO Offshore LLC
By:
/s/ Jason Morganelli

Name:
Jason Morganelli

Title:
President

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Jason Morganelli Jason Morganelli	President (Principal Executive Officer)
/s/ Christian Ochoa Christian Ochoa	Vice President and Treasurer (Principal Financial and Accounting Officer)
/s/ Colleen W. Grable Colleen W. Grable	Vice President and Secretary

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
ENSCO Offshore International Company
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Vice President, Treasurer and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Stephen L. Mooney Stephen L. Mooney	President and Director (Principal Executive Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Kevin Klein Kevin Klein	Vice President, Secretary and Director
/s/ Jamie Nelson Jamie Nelson	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
ENSCO Offshore International Holdings Limited
By:
/s/ Jonathan Cross

Name:
Jonathan Cross

Title:
Vice President, Secretary and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Stephen L. Mooney Stephen L. Mooney	President and Director (Principal Executive Officer)
/s/ Peter Wilson Peter Wilson	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Jonathan Cross Jonathan Cross	Vice President, Secretary and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Marshall Islands, on June 11, 2021.
ENSCO Offshore International Inc.
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Stephen L. Mooney Stephen L. Mooney	President and Director (Principal Executive, Financial and Accounting Officer)
/s/ Kevin Klein Kevin Klein	Vice President and Secretary
/s/ Nicolas Jaciuk Nicolas Jaciuk	Director
/s/ Abhay M. Shetty Abhay M. Shetty	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.
ENSCO Offshore International LLC
By:
/s/ Jason Morganelli

Name:
Jason Morganelli

Title:
President

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Jason Morganelli Jason Morganelli	President (Principal Executive Officer)
/s/ Christian Ochoa Christian Ochoa	Vice President and Treasurer (Principal Financial and Accounting Officer)
/s/ Colleen W. Grable Colleen W. Grable	Vice President and Secretary

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Rio de Janeiro, Brazil, on June 11, 2021.
Ensco Offshore Petróleo e Gás Ltda.
By:
/s/ Vinicius Lemes

Name:
Vinicius Lemes

Title:
Managing Financial Officer

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Vinicius Lemes Vinicius Lemes	Managing Financial Officer (Principal Executive, Financial and Accounting Officer)
/s/ Carmen Gullo Carmen Gullo	Marketing Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.
ENSCO Offshore U.K. Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Peter Wilson Peter Wilson	Director (Principal Executive, Financial and Accounting Officer)
/s/ Jools Coghill Jools Coghill	Director
/s/ Kevin Klein Kevin Klein	Secretary and Director
/s/ Stephen L. Mooney Stephen L. Mooney	Secretary and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
ENSCO Overseas Limited
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Vice President, Secretary and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Stephen L. Mooney Stephen L. Mooney	President and Director (Principal Executive Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Kevin Klein Kevin Klein	Vice President, Secretary and Director
/s/ Jamie Nelson Jamie Nelson	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.
ENSCO Services Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
Secretary and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Peter Wilson Peter Wilson	Secretary and Director (Principal Executive, Financial and Accounting Officer)
/s/ Stephen L. Mooney Stephen Moony	Director
/s/ John Winton John Winton	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.
Ensco Transcontinental II LP
By:
Ensco Transcontinental II LLC, its general partner

By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Manager

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Christian Ochoa Christian Ochoa	Manager (Principal Executive, Financial and Accounting Officer)
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
Ensco Transnational I Limited
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Kevin Klein Kevin Klein	Director (Principal Executive, Financial and Accounting Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Director
/s/ Stephen L. Mooney Stephen L. Mooney	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
Ensco Transnational III Limited
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Kevin Klein Kevin Klein	Director (Principal Executive, Financial and Accounting Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Director
/s/ Stephen L. Mooney Stephen L. Mooney	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.
ENSCO U.K. Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Peter Wilson Peter Wilson	Director (Principal Executive, Financial and Accounting Officer)
/s/ Kevin Klein Kevin Klein	Secretary and Director
/s/ Stephen L. Mooney Stephen L. Mooney	Director
/s/ Kodjo Dogbe Kodjo Dogbe	Public Officer
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.
Ensco UK Drilling Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Peter Wilson Peter Wilson	Director (Principal Executive, Financial and Accounting Officer)
/s/ Stephen L. Mooney Stephen L. Mooney	Director
/s/ John Winton John Winton	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.
ENSCO United Incorporated
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Vice President, Treasurer and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ David A. Armour David A. Armour	President and Director (Principal Executive Officer)
/s/ Christian Ochoa Christian Ochoa	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Colleen W. Grable Colleen W. Grable	Vice President, Secretary and Director

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
Ensco Universal Holdings I Ltd.
By:
/s/ Jonathan Cross

Name:
Jonathan Cross

Title:
Vice President, Treasurer and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Peter Wilson Peter Wilson	President and Director (Principal Executive Officer)
/s/ Jonathan Cross Jonathan Cross	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Stephen L. Mooney Stephen L. Mooney	Vice President, Secretary and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
Ensco Universal Holdings II Ltd.
By:
/s/ Colleen W. Grable

Name:
Colleen W. Grable

Title:
Vice President Treasurer and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ John Winton John Winton	President and Director (Principal Executive Officer)
/s/ Colleen W. Grable Colleen W. Grable	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Gilles Luca Gilles Luca	Vice President, Secretary and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.
ENSCO Universal Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Peter Wilson Peter Wilson	Director (Principal Executive, Financial and Accounting Officer)
/s/ Gilles Luca Gilles Luca	Director
/s/ Stephen L. Mooney Stephen L. Mooney	Director
/s/ John Winton John Winton	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
Ensco Vistas Limited
By:
/s/ David A. Armour

Name:
David A. Armour

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Jacques Eychenne Jacques Eychenne	President and Director (Principal Executive Officer)
/s/ Abhay M. Shetty Abhay M. Shetty	Vice President, Treasurer and Alternate Director (Principal Financial and Accounting Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Vice President, Secretary and Director
/s/ David A. Armour David A. Armour	Director
/s/ Jamie Nelson Jamie Nelson	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Baar, Switzerland, on June 11, 2021.
Ensco Worldwide GmbH
By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
Managing Officer

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Stephen L. Mooney Stephen L. Mooney	Chairman and Managing Officer (Principal Executive, Financial and Accounting Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Managing Officer
/s/ Kevin Klein Kevin Klein	Managing Officer
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Accra, Ghana, on June 11, 2021.
EnscoRowan Ghana Drilling Limited
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Secretary and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Christian Ochoa Christian Ochoa	Secretary and Director (Principal Executive, Financial and Accounting Officer)
/s/ Abhay M. Shetty Abhay M. Shetty	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Gibraltar, on June 11, 2021.
Great White Shark Limited
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Kevin Klein Kevin Klein	Director (Principal Executive, Financial and Accounting Officer)
/s/ Stephen L. Mooney Stephen L. Mooney	Director
/s/ Abhay M. Shetty Abhay M. Shetty	Director
/s/ Nicolas Pitaluga Nicolas Pitaluga	Director
/s/ Louis Triay Louis Triay	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Gibraltar, on June 11, 2021.
Green Turtle Limited
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Kevin Klein Kevin Klein	Director (Principal Executive, Financial and Accounting Officer)
/s/ Stephen L. Mooney Stephen L. Mooney	Director
/s/ Abhay M. Shetty Abhay M. Shetty	Director
/s/ Nicolas Pitaluga Nicolas Pitaluga	Director
/s/ Louis Triay Louis Triay	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.
International Technical Services LLC
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Vice President and Treasurer

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Christian Ochoa Christian Ochoa	Vice President and Treasurer (Principal Executive, Financial and Accounting Officer)
/s/ Colleen W. Grable Colleen W. Grable	Vice President and Secretary

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in St. Julian’s, Malta, on June 11, 2021.
Manatee Limited
By:
/s/ Colleen W. Grable

Name:
Colleen W. Grable

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Colleen W. Grable Colleen W. Grable	Director (Principal Executive, Financial and Accounting Officer)
/s/ Nicholas Trapani Galea Feriol Nicholas Trapani Galea Feriol	Secretary and Director
/s/ Kevin Klein Kevin Klein	Director
/s/ John Borg Oliver John Borg Oliver	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in St. Julian’s, Malta, on June 11, 2021.
Manta Ray Limited
By:
/s/ Colleen W. Grable

Name:
Colleen W. Grable

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Colleen W. Grable Colleen W. Grable	Director (Principal Executive, Financial and Accounting Officer)
/s/ Nicholas Trapani Galea Feriol Nicholas Trapani Galea Feriol	Secretary and Director
/s/ Kevin Klein Kevin Klein	Director
/s/ John Borg Oliver John Borg Oliver	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Gibraltar, on June 11, 2021.
Marine Blue Limited
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Christian Ochoa Christian Ochoa	Director (Principal Executive, Financial and Accounting Officer)
/s/ Kevin Klein Kevin Klein	Director
/s/ Derek Sample Derek Sample	Director
/s/ Nicolas Pitaluga Nicolas Pitaluga	Director
/s/ Louis Triay Louis Triay	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.
Offshore Drilling Services LLC
By:
/s/ Kristin Larsen

Name:
Kristin Larsen

Title:
Manager

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Kristin Larsen Kristin Larsen	Manager (Principal Executive, Financial and Accounting Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Manager
/s/ Derek Sample Derek Sample	Manager

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
Pacific Offshore Labor Company
By:
/s/ Paula Hall

Name:
Paula Hall

Title:
President and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Paula Hall Paula Hall	President and Director (Principal Executive Officer)
/s/ Jacques Eychenne Jacques Eychenne	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Vice President, Secretary and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in, Singapore, on June 11, 2021.
Petroleum International Pte. Ltd.
By:
/s/ Abhay M. Shetty

Name:
Abhay M. Shetty

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Abhay M. Shetty Abhay M. Shetty	Director (Principal Executive, Financial and Accounting Officer)
/s/ Patrick Jaswan Patrick Jaswan	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the British Virgin Islands, on June 11, 2021.
Pride Global II Ltd
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
President and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Kevin Klein Kevin Klein	President and Director (Principal Executive Officer)
/s/ Stephen L. Mooney Stephen L. Mooney	Vice President, Treasurer and Director (Financial and Accounting Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Vice President, Secretary and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.
Pride International LLC
By:
/s/ Derek Sample

Name:
Derek Sample

Title:
President

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Derek Sample Derek Sample	President (Principal Executive Officer)
/s/ Colleen W. Grable Colleen W. Grable	Vice President and Treasurer (Financial and Accounting Officer)
/s/ David A. Armour David A. Armour	Vice President

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Dallas, Texas, on June 11, 2021.
Pride International Management Co. LP
By:
Ensco International Management GP LLC, its general partner

By:
/s/ Nicolas Jaciuk

Name:
Nicolas Jaciuk

Title:
President

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Nicolas Jaciuk Nicolas Jaciuk	President (Principal Executive, Financial and Accounting Officer)

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Gibraltar, on June 11, 2021.
Ralph Coffman Limited
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Christian Ochoa Christian Ochoa	Director (Principal Executive, Financial and Accounting Officer)
/s/ Kevin Klein Kevin Klein	Director
/s/ Derek Sample Derek Sample	Director
/s/ Nicolas Pitaluga Nicolas Pitaluga	Director
/s/ Louis Triay Louis Triay	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Grand-Duchy, Luxembourg, on June 11, 2021.
Ralph Coffman Luxembourg S.à r.l.
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Manager A

By:
/s/ Marco Weijermans

Name:
Marco Weijermans

Title:
Manager B

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Kevin Klein Kevin Klein	Manager A (Principal Executive, Financial and Accounting Officer)
/s/ Stephen L. Mooney Stephen L. Mooney	Manager A
/s/ Marco Weijermans Marco Weijermans	Manager B
/s/ Johannes Laurens de Zwart Johannes Laurens de Zwart	Manager B
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
RCI International, Inc.
By:
/s/ Colleen W. Grable

Name:
Collen Grable

Title:
Vice President, Treasurer and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Nicolas Jaciuk Nicolas Jaciuk	President and Director (Principal Executive Officer)
/s/ Collen Grable Collen Grable	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Derek Sample Derek Sample	Vice President, Secretary and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Singapore, on June 11, 2021.
RD International Services Pte. Ltd.
By:
/s/ Stephen Fordham

Name:
Stephen Fordham

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Stephen Fordham Stephen Fordham	Director (Principal Executive, Financial and Accounting Officer)
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
RDC Arabia Drilling, Inc.
By:
/s/ Colleen W. Grable

Name:
Colleen W. Grable

Title:
Vice President, Treasurer and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Nicolas Jaciuk Nicolas Jaciuk	President and Director (Principal Executive Officer)
/s/ Colleen W. Grable Colleen W. Grable	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Derek Sample Derek Sample	Vice President, Secretary and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Grand-Dutchy, Luxembourg, on June 11, 2021.
RDC Holdings Luxembourg S.à r.l.
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Manager A

By:
/s/ Marco Weijermans

Name:
Marco Weijermans

Title:
Manager B

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Kevin Klein Kevin Klein	Manager A (Principal Executive, Financial and Accounting Officer)
/s/ Stephen L. Mooney Stephen L. Mooney	Manager A
/s/ Marco Weijermans Marco Weijermans	Manager B
/s/ Johannes Laurens de Zwart Johannes Laurens de Zwart	Manager B
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in St. Julian’s, Malta, on June 11, 2021.
RDC Malta Limited
By:
/s/ Colleen W. Grable

Name:
Colleen W. Grable

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Colleen W. Grable Colleen W. Grable	Director (Principal Executive, Financial and Accounting Officer)
/s/ Nicholas Trapani Galea Feriol Nicholas Trapani Galea Feriol	Director
/s/ Kevin Klein Kevin Klein	Director
/s/ John Borg Oliver John Borg Oliver	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Grand-Dutchy, Luxembourg, on June 11, 2021.
RDC Offshore Luxembourg S.à r.l.
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Manager A

By:
/s/ Marco Weijermans

Name:
Marco Weijermans

Title:
Manager B

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in -connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Kevin Klein Kevin Klein	Manager A (Principal Executive, Financial and Accounting Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Manager A
/s/ Marco Weijermans Marco Weijermans	Manager B
/s/ Johannes Laurens de Zwart Johannes Laurens de Zwart	Manager B
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in St. Julian’s, Malta, on June 11, 2021.
RDC Offshore Malta Limited
By:
/s/ Colleen W. Grable

Name:
Colleen W. Grable

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Colleen W. Grable Colleen W. Grable	Director (Principal Executive, Financial and Accounting Officer)
/s/ Nicholas Trapani Galea Feriol Nicholas Trapani Galea Feriol	Director
/s/ Kevin Klein Kevin Klein	Director
/s/ John Borg Oliver John Borg Oliver	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
RoCal Cayman Limited
By:
/s/ Colleen W. Grable

Name:
Colleen W. Grable

Title:
Vice President, Treasurer and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Nicolas Jaciuk Nicolas Jaciuk	President and Director (Principal Executive Officer)
/s/ Colleen W. Grable Colleen W. Grable	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Derek Sample Derek Sample	Vice President, Secretary and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.
Rowan Companies Limited
By:
/s/ Jonathan Cross

Name:
Jonathan Cross

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Jonathan Cross Jonathan Cross	Director (Principal Executive, Financial and Accounting Officer)
/s/ Thomas Burke Thomas Burke	Director
/s/ Gilles Luca Gilles Luca	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.
Rowan Companies, LLC
By:
/s/ Jonathan Cross

Name:
Jonathan Cross

Title:
President

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Jonathan Cross Jonathan Cross	President (Principal Executive, Financial and Accounting Officer)
/s/ Peter Wilson Peter Wilson	Manager
/s/ Stephen L. Mooney Stephen L. Mooney	Vice President and Secretary

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Gibraltar, on June 11, 2021.
Rowan Drilling (Gibraltar) Limited
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Kevin Klein Kevin Klein	Director (Principal Executive, Financial and Accounting Officer)
/s/ Stephen L. Mooney Stephen L. Mooney	Director
/s/ Abhay M. Shetty Abhay M. Shetty	Director
/s/ Nicolas Pitaluga Nicolas Pitaluga	Director
/s/ Louis Triay Louis Triay	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Cayman Islands, on June 11, 2021.
Rowan Drilling (Trinidad) Limited
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Vice President, Secretary and Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Stephen L. Mooney Stephen L. Mooney	President and Director (Principal Executive Officer)
/s/ Ben Rose Ben Rose	Vice President, Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Kevin Klein Kevin Klein	Vice President, Secretary and Director
/s/ Keith Crane Keith Crane	Vice President
/s/ Jamie Nelson Jamie Nelson	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Aberdeen, Scotland, on June 11, 2021.
Rowan Drilling (U.K.) Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
President and Chairman of the Board

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Peter Wilson Peter Wilson	President, Director and Chairman of the Board (Principal Executive, Financial and Accounting Officer)
/s/ Jonathan Cross Jonathan Cross	Secretary and Director
/s/ Stephen L. Mooney Stephen L. Mooney	Vice President and Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Ciudad de Mexico, Mexico, on June 11, 2021.
Rowan Drilling S. de R.L. de C.V.
By:
/s/ Joseph Pope

Name:
Joseph Pope

Title:
Secretary

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Joseph Pope Joseph Pope	Secretary (Principal Executive, Financial and Accounting Officer)
/s/ Jose Alejandro Reyna Castorena Jose Alejandro Reyna Castorena	Member
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Gibraltar, on June 11, 2021.
Rowan Drilling Services Limited
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Christian Ochoa Christian Ochoa	Director (Principal Executive, Financial and Accounting Officer)
/s/ Kevin Klein Kevin Klein	Director
/s/ Derek Sample Derek Sample	Director
/s/ Nicolas Pitaluga Nicolas Pitaluga	Director
/s/ Louis Triay Louis Triay	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Grand-Dutchy, Luxembourg, on June 11, 2021.
Rowan International Rig Holdings S.à r.l.
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Manager A

By:
/s/ Marco Weijermans

Name:
Marco Weijermans

Title:
Manager B

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Kevin Klein Kevin Klein	Manager A (Principal Executive, Financial and Accounting Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Manager A
/s/ Marco Weijermans Marco Weijermans	Manager B
/s/ Johannes Laurens de Zwart Johannes Laurens de Zwart	Manager B
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Dallas, Texas, on June 11, 2021.
Rowan Marine Services LLC
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Vice President and Secretary

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Nicolas Jaciuk Nicolas Jaciuk	President (Principal Executive Officer)
/s/ Darin Gibbins Darin Gibbins	Vice President and Treasurer and Director (Principal Financial and Accounting Officer)
/s/ Christian Ochoa Christian Ochoa	Vice President and Secretary

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Gibraltar, on June 11, 2021.
Rowan N-Class (Gibraltar) Limited
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Kevin Klein Kevin Klein	Director (Principal Executive, Financial and Accounting Officer)
/s/ Stephen L. Mooney Stephen L. Mooney	Director
/s/ Abhay M. Shetty Abhay M. Shetty	Director
/s/ Nicolas Pitaluga Nicolas Pitaluga	Director
/s/ Louis Triay Louis Triay	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.
Rowan No. 1 Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Peter Wilson Peter Wilson	Director (Principal Executive, Financial and Accounting Officer)
/s/ Stephen L. Mooney Stephen L. Mooney	Director
/s/ John Winton John Winton	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in London, England, on June 11, 2021.
Rowan No. 2 Limited
By:
/s/ Peter Wilson

Name:
Peter Wilson

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Peter Wilson Peter Wilson	Director (Principal Executive, Financial and Accounting Officer)
/s/ Stephen L. Mooney Stephen L. Mooney	Director
/s/ John Winton John Winton	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Gibraltar, on June 11, 2021.
Rowan Norway Limited
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Kevin Klein Kevin Klein	Director (Principal Executive, Financial and Accounting Officer)
/s/ Nicolas Jaciuk Nicolas Jaciuk	Director
/s/ Abhay M. Shetty Abhay M. Shetty	Director
/s/ Nicolas Pitaluga Nicolas Pitaluga	Director
/s/ Louis Triay Louis Triay	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Gibraltar, on June 11, 2021.
Rowan Offshore (Gibraltar) Limited
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Kevin Klein Kevin Klein	Director (Principal Executive, Financial and Accounting Officer)
/s/ Stephen L. Mooney Stephen L. Mooney	Director
/s/ Abhay M. Shetty Abhay M. Shetty	Director
/s/ Nicolas Pitaluga Nicolas Pitaluga	Director
/s/ Louis Triay Louis Triay	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Grand-Dutchy, Luxembourg, on June 11, 2021.
Rowan Offshore Luxembourg S.à r.l.
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Manager A

By:
/s/ Marco Weijermans

Name:
Marco Weijermans

Title:
Manager B

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Kevin Klein Kevin Klein	Manager A (Principal Executive, Financial and Accounting Officer)
/s/ Stephen L. Mooney Stephen L. Mooney	Manager A
/s/ Marco Weijermans Marco Weijermans	Manager B
/s/ Johannes Laurens de Zwart Johannes Laurens de Zwart	Manager B
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Grand-Dutchy, Luxembourg, on June 11, 2021.
Rowan Rigs S.à r.l.
By:
/s/ Kevin Klein

Name:
Kevin Klein

Title:
Manager A

By:
/s/ Johannes Laurens de Zwart

Name:
Johannes Laurens de Zwart

Title:
Manager B

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Kevin Klein Kevin Klein	Manager A (Principal Executive, Financial and Accounting Officer)
/s/ Stephen L. Mooney Stephen L. Mooney	Manager A
/s/ Marco Weijermans Marco Weijermans	Manager B
/s/ Johannes Laurens de Zwart Johannes Laurens de Zwart	Manager B
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Ciudad de Mexico, Mexico, on June 11, 2021.
Rowan S. de R.L. de C.V.
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Secretary

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Ben Rose Ben Rose	Chief Executive Officer, Chairman and Member Principal Executive, Financial and Accounting Officer
/s/ Christian Ochoa Christian Ochoa	Secretary
/s/ Darin Gibbins Darin Gibbins	President and Member
/s/ Rogelio Lopez Velarde Estrada Rogelio Lopez Velarde Estrada	Member and Alternate Secretary
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Wilmington, Delaware, on June 11, 2021.
Rowan Services LLC
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Vice President and Secretary

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ John Winton John Winton	President (Principal Executive Officer)
/s/ Paula Hall Paula Hall	Vice President and Treasurer (Principal Financial and Accounting Officer)
/s/ Christian Ochoa Christian Ochoa	Vice President and Secretary

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Gibraltar, on June 11, 2021.
Rowan US Holdings (Gibraltar) Limited
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Christian Ochoa Christian Ochoa	Director (Principal Executive, Financial and Accounting Officer)
/s/ Kevin Klein Kevin Klein	Director
/s/ Derek Sample Derek Sample	Director
/s/ Nicolas Pitaluga Nicolas Pitaluga	Director
/s/ Louis Triay Louis Triay	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Dallas, Texas, on June 11, 2021.
Rowandrill, LLC
By:
/s/ Christian Ochoa

Name:
Christian Ochoa

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Jason Morganelli Jason Morganelli	President (Principal Executive Officer)
/s/ Derek Sample Derek Sample	Vice President and Treasurer (Principal Financial and Accounting Officer)
/s/ Christian Ochoa Christian Ochoa	Vice President and Secretary

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Hamilton, Bermuda, on June 11, 2021.
Valaris Holdco 1 Limited
By:
/s/ Jonathan H. Baksht

Name:
Jonathan H. Baksht

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Jonathan H. Baksht Jonathan H. Baksht	Director (Principal Executive, Financial and Accounting Officer)
/s/ Garth Lorimer-Turner Garth Lorimer-Turner	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Hamilton, Bermuda, on June 11, 2021.
Valaris Holdco 2 Limited
By:
/s/ Jonathan H. Baksht

Name:
Jonathan H. Baksht

Title:
Director

Each person whose signature appears below hereby constitutes and appoints each of Thomas P. Burke and Jonathan H. Baksht as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him in any and all capacities, to sign any or all amendments or post-effective amendments to this Registration Statement, or any Registration Statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with exhibits hereto and other documents in connection therewith or in connection with the registration of the securities under the Securities Act, with the SEC, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that such attorney-in-fact and agent or her substitutes may do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated below as of June 11, 2021.
Signature	Title
/s/ Jonathan H. Baksht Jonathan H. Baksht	Director (Principal Executive, Financial and Accounting Officer)
/s/ Garth Lorimer-Turner Garth Lorimer-Turner	Director
/s/ Davor Vukadin Davor Vukadin	Authorized Representative in the United States